Oppenheimer Main Street Small Cap Fund(R)

Prospectus dated August 27, 2004
                                          Oppenheimer Main Street Small Cap
                                          Fund(R)is a mutual fund that seeks
                                          capital appreciation to make your
                                          investment grow. It emphasizes
                                          investments in common stocks of
                                          companies with small market
                                          capitalizations.
                                             This Prospectus contains
                                          important information about the
                                          Fund's objective, its investment
                                          policies, strategies and risks. It
                                          also contains important information
                                          about how to buy and sell shares of
                                          the Fund and other account features.
                                          Please read this Prospectus
                                          carefully before you invest and keep
As with all mutual funds, the             it for future reference about your
Securities and Exchange Commission        account.
has not approved or disapproved the
Fund's securities nor has it
determined that this Prospectus is
accurate or complete. It is a
criminal offense to represent
otherwise.

CONTENTS

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                    ABOUT THE FUND

            3       The Fund's Investment Objective and Principal Investment
            4       Strategies
            5       Main Risks of Investing In the Fund
            6       The Fund's Past Performance
            8       Fees and Expenses of the Fund
            11      About the Fund's Investments and Risks
                    How the Fund is Managed

            11      ABOUT YOUR ACCOUNT

                    How to Buy Shares
                    Class A Shares
                    Class B Shares
            21      Class C Shares
                    Class N Shares
                    Class Y Shares

                    Special Investor Services
                    AccountLink
            23      PhoneLink
                    OppenheimerFunds Internet Website
                    Automatic Withdrawal and Exchange Plans
                    Reinvestment Privilege
            26      Retirement Plans
            28
            29      How to Sell Shares
            31      By Mail
                    By Telephone

                    How to Exchange Shares
                    Shareholder Account Rules and Policies
                    Dividends, Capital Gains and Taxes
                    Financial Highlights
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ABOUT THE FUND

The Fund's Investment Objective and Principal Investment
Strategies

What Is the Fund's Investment Objective?  The Fund seeks
capital appreciation.

What DOES THE FUND MAINLY INVEST IN? The Fund invests
mainly in common stocks of small-capitalization
("small-cap") U.S. companies that the Fund's investment
manager, OppenheimerFunds, Inc. (the "Manager") believes
have favorable business trends or prospects. Under normal
market conditions, the Fund will invest at least 80% of its
net assets (including any borrowings for investment
purposes) in securities of companies having a small market
capitalization. These may include "growth" and/or "value"
common stocks and other equity securities. A "value"
investment style attempts to find companies whose
securities are believed to be undervalued in the
marketplace.  A "growth" investment style encompasses a
search for companies whose earnings are expected to
increase at a greater rate than the overall market. The
Fund incorporates a blended style of investing combining
both growth and value styles.

      The Fund currently considers an issuer having a
market capitalization of up to $3 billion to be a small-cap
issuer. The Fund measures that capitalization at the time
the Fund buys the security, and it is not required to sell
the security if the issuer's capitalization grows above $3
billion. Over time, the Fund may change the range of asset
capitalizations it uses to define small-cap issuers, as
market conditions change. The Fund's investment program is
more fully explained in "About the Fund's Investments,"
below.

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     What is "Market Capitalization"?
--------------------------------------------------------
--------------------------------------------------------
     In general, market capitalization is the value of
     a company determined by the total market value of
     its issued and outstanding common stock.
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HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY
OR SELL?  In selecting securities for purchase or sale by
the Fund, the Fund's portfolio managers use an investment
process that combines quantitative models, fundamental
research about particular securities and individual
judgment. While this process and the inter-relationship of
the factors used may change over time and its
implementation may vary in particular cases, in general the
selection process involves the use of:

o     Multi-factor quantitative models: These include a
         group of "top-down" models that analyze data such
         as relative valuations, relative price trends,
         interest rates and the shape of the yield curve.
         These help direct portfolio emphasis by industries
         and value or growth styles. A group of "bottom up"
         models helps to rank stocks in a universe,
         selecting stocks for relative attractiveness by
         analyzing fundamental stock and company
         characteristics.
o     Fundamental research: The portfolio managers use
         internal research and analysis by other market
         analysts, with emphasis on current company news
         and industry-related events.
o     Judgment: The portfolio is then continuously
         re-balanced by the portfolio managers, based upon
         the quantitative tools and qualitative factors
         described above.
      In seeking broad diversification of the Fund's
portfolio, the portfolio managers currently search
primarily for the following characteristics (although these
may vary over time and in different cases):
o     Companies with a small market capitalization,
         primarily up to $3 billion.
o     Companies with financial characteristics attractive
         to our quantitative models.
o     Companies experiencing positive changes in operations
         due to enhanced competitive ability and/or
         beneficial industry trends.

      The portfolio managers employ a disciplined approach
in deciding whether to sell particular portfolio securities
based on quantitative models and fundamental research.  If
a particular stock exhibits the following factors, among
others, they will consider selling the stock:
o     deterioration in a company's expected earnings or
            cash flow;
o     change in valuation as determined by multiple
            variables including: earnings, cash flow and
            book value; or
o     analysis of a company's balance sheet suggests less
            attractive earnings potential.
      In addition, if the reason that the portfolio
managers originally purchased the stock of a particular
company materially changes, then they may also decide to
sell the stock.

Who Is the Fund Designed For?  The Fund is designed
primarily for investors seeking capital appreciation in
their investment over the long-term. Those investors should
be willing to assume the greater risks of short-term share
price fluctuations that are typical for a fund focusing on
small-cap stocks. The Fund does not seek current income and
the income from its investments will likely be small, so it
is not designed for investors needing current income.
Because of its focus on long-term capital appreciation, the
Fund may be appropriate for part of a retirement plan's
investments. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree.  The Fund's
investments are subject to changes in their value from a
number of factors described below.  There is also the risk
that poor security selection by the Manager will cause the
Fund to underperform other funds having a similar
objective.

RISKS OF INVESTING IN STOCKS.   Stocks fluctuate in price,
and their short-term volatility at times may be great.
Because the Fund invests primarily in common stocks, the
value of the Fund's portfolio will be affected by changes
in the stock markets.  The Fund's net asset values per
share will fluctuate as the values of the Fund's portfolio
securities change.

      The  prices  of  individual  stocks do not all move in
the  same   direction   uniformly   or  at  the  same  time.
Different  stock  markets may behave  differently  from each other. The Fund currently  focuses its stock  investments in
U.S. issuers and accordingly  will be affected  primarily by changes in U.S. stock markets.

      Other factors can affect a particular stock's price,
such as poor earnings reports by the issuer, loss of major
customers, major litigation against the issuer, or changes
in government regulations affecting the issuer or its
industry.  Also, securities of small-cap companies may have
more volatile prices than stocks of medium and large
capitalization companies.

      At times, the Manager may increase the Fund's
emphasis of its investments in a particular industry or
sector.  To the extent that the Fund increases its emphasis
on stocks in a particular industry, its share values may
fluctuate in response to events affecting that industry,
such as changes in economic conditions, government
regulations, availability of basic resources or supplies,
or other events that affect that industry more than others.

SPECIAL RISKS OF SMALL-CAP STOCKS.  The Fund invests mainly
in stocks of small-cap companies, which generally are newer
companies. While these stocks may offer greater
opportunities for long-term capital appreciation than
larger, more established companies, they involve
substantially greater risks of loss and price fluctuations.
Small-cap companies may have limited product lines or
markets for their products, limited access to financial
resources and less depth in management skill than larger,
more established companies.   Small-cap stocks may be less
liquid than those of larger issuers. That means the Fund
could have greater difficulty selling a security of a
small-cap issuer at an acceptable price, especially in
periods of market volatility. That increases the Fund's
potential for losses. Also, it may take a substantial
period of time before the Fund realizes a gain on an
investment in a small-cap company, if it realizes any gain
at all.

How Risky is the Fund Overall?  The risks described above
collectively form the overall risk profile of the Fund and
can affect the value of the Fund's investments, its
investment performance and its price per share.  Particular
investments and investment strategies also have risks.
These risks mean that you can lose money by investing in
the Fund.  When you redeem your shares, they may be worth
more or less than what you paid for them.  There is no
assurance that the Fund will achieve its investment
objective.

      In the short term, the stock market and small-cap
stocks can be volatile. The price of the Fund's shares can
go up and down substantially. The Fund generally does not
use income-producing investments to help cushion the Fund's
total return from changes in stock prices.  In the
OppenheimerFunds spectrum, the Fund is generally more
aggressive than a large capitalization stock fund or a
balanced fund.

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An investment in the Fund is not a deposit of any bank and
is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.
------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks
of investing in the Fund, by showing changes in the Fund's
performance (for its Class A shares) from year to year for
the full calendar years since the Fund's inception and by
showing how the average annual total returns of the Fund's
shares, both before and after taxes, compare to those of a
broad-based market index and a secondary index.  The
after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares
only and are calculated using the historical highest
individual federal marginal income tax rates in effect
during the periods shown, and do not reflect the impact of
state or local taxes.  The after-tax returns for the other
classes of shares will vary.  The after-tax returns are
calculated based on certain assumptions mandated by
regulation and your actual after-tax returns may differ
from those shown, depending on your individual tax
situation.  The after-tax returns set forth below are not
relevant to investors who hold their fund shares through
tax-deferred arrangements such as 401(k) plans or IRAs or
to institutional investors not subject to tax. The Fund's
past investment performance, before and after taxes, is not
necessarily an indication of how the Fund will perform in
the future.

Annual Total Returns (Class A) (as of 12/31 each year)
[See appendix to prospectus for data in bar chart showing
the annual total return]

Sales   charges   and   taxes  are  not   included   in  the
calculations  of  return  in this  bar  chart,  and if those charges  and taxes were  included,  the  returns may be less than those shown.
For the period from 1/1/04 through  6/30/04,  the cumulative return  (not  annualized)  before  taxes  for Class A shares was 5.17%.
During  the  period  shown  in the bar  chart,  the  highest
return  (not   annualized)   before  taxes  for  a  calendar
quarter was 21.55%  (2nd Qtr 03) and the lowest  return (not
annualized)   before  taxes  for  a  calendar   quarter  was
-16.87% (3rd Qtr 02).

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Average Annual Total Returns           1 Year                  5-Years
for    the    periods    ended                          (or life of class, if
December 31, 2003                                               less)
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Class  A   Shares   (inception
8/2/99)                                38.06%                  15.04%
  Return Before Taxes                  38.06%                  14.46%
  Return After Taxes on                24.74%                  12.78%
  Distributions
  Return    After   Taxes   on
  Distributions  and  Sale  of
  Fund Shares
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Russell 2000 Index (reflects
no deduction for fees,
expenses or taxes)                     47.25%                   6.63%
-------------------------------
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Lipper  Small  Cap  Core  Fund         40.90%                   9.49%
Index  (reflects  no deduction
for fees, expenses or taxes)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class  B   Shares   (inception         40.26%                  15.44%
8/2/99)
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Class  C   Shares   (inception         44.43%                  15.75%
8/2/99)
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Class  N   Shares   (inception         45.00%                  11.50%
3/1/01)
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Class  Y   Shares   (inception         47.24%                  17.10%
8/2/99)
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1  From 7/31/99.

The Fund's average annual total returns  include  applicable sales  charges:  for Class A, the  current  maximum  initial sales charge of 5.75%;  for Class B shares,  the  contingent deferred  sales  charge  of 5%  (1-year)  and  2%  (life  of class);  and  for  Class  C  and  Class  N  shares,  the  1%
contingent  deferred  sales  charge for the  1-year  period.
There is no sales  charge  for Class Y shares.  The  returns measure  the  performance  of  a  hypothetical  account  and assume that all dividends  and capital  gains  distributions have been reinvested in additional  shares.  The performance of the  Fund's  Class A shares is  compared  to the  Russell
2000  Index,  an  unmanaged  index  of  small-capitalization stocks and the Lipper Small Cap Core Fund Index,  a category that  includes  the  30  largest  mutual  funds  within  the investment  category  as  defined  by  Lipper.  The  indices performance  reflects  the  reinvestment  of income but does
not  consider  the  effects  of  transaction   costs,  fees,
expenses or taxes.  The Fund's  investments  vary from those in the indices.

Fees and Expenses of the Fund

The following tables are provided to help you understand
the fees and expenses you may pay if you buy and hold
shares of the Fund. The Fund pays a variety of expenses
directly for management of its assets, administration,
distribution of its shares and other services. Those
expenses are subtracted from the Fund's assets to calculate
the Fund's net asset values per share. All shareholders
therefore pay those expenses indirectly.  Shareholders pay
other transaction expenses directly, such as sales
charges.  The numbers below are based on the Fund's
expenses during its fiscal year ended June 30, 2004.
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Shareholder Fees (charges paid directly from your investment):
-----------------------------------------------------------------------------------
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                            Class A     Class B   Class C    Class N    Class Y
                            Shares      Shares      Shares     Shares     Shares
-----------------------------------------------------------------------------------
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Maximum Sales Charge         5.75%       None        None       None       None
(Load) on purchases (as
% of offering price)
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Maximum Deferred Sales
Charge (Load) (as % of
the lower of the             None1        5%2        1%3        1%4        None
original offering price
or redemption proceeds)
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Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                           Class A    Class B      Class C   Class N    Class Y
                             Shares     Shares     Shares      Shares    Shares
----------------------------------------------------------------------------------
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Management Fees              0.65%      0.65%       0.65%      0.65%      0.65%
----------------------------------------------------------------------------------
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Distribution and/or          0.25%      1.00%       1.00%      0.50%       n/a
Service (12b-1) Fees
----------------------------------------------------------------------------------
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Other Expenses               0.27%      0.36%       0.26%      0.46%      0.05%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Annual Operating       1.17%      2.01%       1.91%      1.61%      0.70%
Expenses
----------------------------------------------------------------------------------
Expenses may vary in future years. "Other Expenses" include
transfer agent fees, custodial fees, and accounting and
legal expenses that the Fund pays. The "Other Expenses" in
the table are based on, among other things, the fees the
Fund would have paid if the transfer agent had not waived a
portion of its fees under a voluntary undertaking to the
Fund to limit these fees to 0.35% of average daily net
assets per fiscal year for all classes. That undertaking
may be amended or withdrawn at any time. After the waiver,
the actual "Other Expenses" and "Total Annual Operating
Expenses" as percentages of average daily net assets were
0.37% and 1.52% for Class N shares. All other classes were
the same as shown above.

1.    A contingent deferred sales charge may apply to
   redemptions of investments of $1 million or more
   ($500,000 for certain retirement plan accounts) of Class
   A shares. See "How to Buy Shares" for details.
2.    Applies to redemptions in first year after purchase.
   The contingent deferred sales charge declines to 1% in
   the sixth year and is eliminated after that.
3.    Applies to shares redeemed within 12 months of
   purchase.
4.    Applies to shares redeemed within 18 months of a
   retirement plan's first purchase of Class N shares.

Examples.  The following examples are intended to help you
compare the cost of investing in the Fund with the cost of
investing in other mutual funds. The examples assume that
you invest $10,000 in a class of shares of the Fund for the
time periods indicated and reinvest your dividends and
distributions.

      The first example assumes that you redeem all of your
shares at the end of those periods. The second example
assumes that you keep your shares. Both examples also
assume that your investment has a 5% return each year and
that the class's operating expenses remain the same. Your
actual costs may be higher or lower because expenses will
vary over time. Based on these assumptions your expenses
would be as follows:

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 If shares are redeemed:      1 Year       3 Years      5 Years     10 Years
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class A Shares                $687         $925         $1,182      $1,914
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class B Shares                $704         $930         $1,283      $1,9221
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class C Shares                $294         $600         $1,032      $2,233
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class N Shares                $264         $508          $876       $1,911
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class Y Shares                 $72         $224          $390        $871
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 If shares are not            1 Year       3 Years      5 Years     10 Years
 redeemed:
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class A Shares                $687         $925         $1,182      $1,914
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class B Shares                $204         $630         $1,083      $1,9221
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class C Shares                $194         $600         $1,032      $2,233
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class N Shares                $164         $508          $876       $1,911
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class Y Shares                 $72         $224          $390        $871
 ------------------------------------------------------------------------------
------------------------------
In the first example, expenses include the initial sales
charge for Class A and the applicable Class B, Class C or
Class N contingent deferred sales charges. In the second
example, the Class A expenses include the sales charge, but
Class B, Class C and Class N expenses do not include the
contingent deferred sales charges.  There is no sales
charge on Class Y shares.
1 Class B expenses for years 7 through 10 are based on
Class A expenses because Class B shares automatically
convert to Class A shares 72 months after purchase.

About the Fund's Investments and Risks

THE FUNDS' PRINCIPAL INVESTMENT POLICIES AND RISKS.  The
allocation of the Fund's portfolio among different types of
investments will vary over time based on the Manager's
evaluation of economic and market trends. The Fund's
portfolio might not always include all of the different
types of investments described below. The Statement of
Additional Information contains more detailed information
about the Fund's investment policies and risks.

Small-Cap Stocks. The Fund invests mainly in a diversified
      portfolio of common stocks of small-cap companies to
      seek capital appreciation. Small-cap growth companies
      could include, for example, companies that are
      developing new products or services, that have
      relatively favorable prospects, or that are expanding
      into new and growing markets. They may provide new
      products or services that can enable them to capture
      a dominant or important market position. They may
      have a special area of expertise or the capability to
      take advantage of changes in demographic factors in a
      more profitable way than larger, more established
      companies. Small-cap value companies meet valuation
      parameters (such as the P/E ratio) that may indicate
      that they are less expensive than other small-cap
      companies.
      The Manager currently defines small-capitalization
      issuers as those issuers having a market
      capitalization of up to $3 billion.  However, this
      definition of a "small-cap" issuer is subject to
      change.

--------------------------------------------------------
         What is a "small-cap" issuer?  Small-cap
         issuers are those issuers having a market
         capitalization of up to $3 billion.
--------------------------------------------------------

Investing in Unseasoned Companies.  The Fund can invest in
      unseasoned companies. These are companies that have
      been in operation less than three years, including
      the operations of any predecessors. Because these
      companies have a limited operating history and may be
      more dependent on the efforts of individual managers,
      their securities may have limited liquidity and their
      prices may be very volatile. The Fund currently does
      not intend to invest more than 20% of its net assets
      in these securities.

      Newer growth companies typically retain a large part
      of their earnings for research, development or
      investment in capital assets. Therefore, they do not
      tend to emphasize paying dividends, and may not pay
      any dividends for some time after the Fund buys their
      stock.  However, the Fund does not have current
      income as a goal.

Portfolio Turnover. The Fund may engage in active and
      frequent trading to try to achieve its objective.
      Increased portfolio turnover creates higher brokerage
      and transaction costs for the Fund (and may reduce
      performance).  If the Fund realizes capital gains
      when it sells its portfolio investments, it must
      generally pay those gains out to shareholders,
      increasing their taxable distributions. The Financial
      Highlights table at the end of this Prospectus shows
      the Fund's portfolio turnover rates during prior
      fiscal years.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?
The Fund's Board of Trustees can change non-fundamental
investment policies without shareholder approval, although
significant changes will be described in amendments to this
Prospectus. Fundamental policies cannot be changed without
the approval of a majority of the Fund's outstanding voting
shares. The Fund's objective is a fundamental policy.
Investment restrictions that are fundamental policies are
listed in the Statement of Additional Information. An
investment policy is not fundamental unless this Prospectus
or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the
Fund can use the investment techniques and strategies
described below. The Fund might not always use all of
them.  These techniques have risks, although some are
designed to help reduce overall investment or market risks.

Other Investments.  The Fund's investments are not limited
      only to small-cap issuers. Under normal market
      conditions, up to 20% of the assets of the Fund can
      be invested in securities of mid and large
      capitalization companies, if the Manager believes
      they offer opportunities for growth.

Other Equity Securities.  Equity securities include common
      stocks, as well as "equity equivalents" such as
      preferred stocks and securities convertible into
      common stock.  Preferred stock has a set dividend
      rate and ranks after bonds and before common stocks
      in its claim for dividends and on assets if the
      issuer is liquidated or becomes bankrupt.  The
      Manager considers some convertible securities to be
      "equity equivalents" because of the conversion
      feature and in that case their rating has less impact
      on the investment decision than in the case of debt
      securities.

Special Risks of Initial Public Offerings (IPOs).  The Fund
      has no limit on the amount of its assets that can be
      invested in IPOs.  By definition, securities issued
      in IPOs have not traded publicly until the time of
      their offerings. Special risks associated with IPOs
      may include, among others, the fact that there may be
      only a limited number of shares available for
      trading.  The market for those securities may be
      unseasoned. The issuer may have a limited operating
      history.  These factors may contribute to price
      volatility. The limited number of shares available
      for trading in some IPOs may also make it more
      difficult for the Fund to buy or sell significant
      amounts of shares without an unfavorable impact on
      prevailing prices. In addition, some companies
      initially offering their shares publicly are involved
      in relatively new industries or lines of business,
      which may not be widely understood by investors. Some
      of the companies involved in new industries may be
      regarded as developmental stage companies, without
      revenues or operating income, or the near-term
      prospects of them.  Many IPOs are by small- or
      micro-cap companies that are undercapitalized.
Risks of Foreign Investing. The Fund can buy securities of
      companies or governments in any country, developed or
      underdeveloped. While there is no limit on the amount
      of the Fund's assets that may be invested in foreign
      securities, the Manager does not currently plan to
      invest significant amounts of the Fund's assets in
      foreign securities. While foreign securities offer
      special investment opportunities, there are also
      special risks, such as the effects of a change in
      value of a foreign currency against the U.S. dollar,
      which will result in a change in the U.S. dollar
      value of securities denominated in that foreign
      currency.

Illiquid and Restricted Securities.  Investments may be
      illiquid because they do not have an active trading
      market, making it difficult to value them or dispose
      of them promptly at an acceptable price. Restricted
      securities may have terms that limit their resale to
      other investors or may require registration under
      applicable securities laws before they may be sold
      publicly. The Fund will not invest more than 10% of
      its net assets in illiquid or restricted securities.
      The Board can increase that limit to 15%. Certain
      restricted securities that are eligible for resale to
      qualified institutional purchasers may not be subject
      to that limit. The Manager monitors holdings of
      illiquid securities on an ongoing basis to determine
      whether to sell any holdings to maintain adequate
      liquidity.

Derivative Investments. The Fund can invest in a number of
      different kinds of "derivative" investments. In
      general terms, a derivative investment is an
      investment contract whose value depends on (or is
      derived from) the value of an underlying asset,
      interest rate or index. In the broadest sense,
      options, futures contracts, and other hedging
      instruments the Fund might use may be considered
      "derivative" investments.  The Fund does not expect
      to use derivatives to a significant degree and is not
      required to use them in seeking its objective.

      Derivatives have risks. If the issuer of the
      derivative investment does not pay the amount due,
      the Fund can lose money on the investment. The
      underlying security or investment on which a
      derivative is based, and the derivative itself, may
      not perform the way the Manager expected it to. As a
      result of these risks the Fund could realize less
      principal or income from the investment than expected
      or its hedge might be unsuccessful. As a result, the
      Fund's share price could fall.  Certain derivative
      investments held by the Fund might be illiquid.

   o  Hedging.  The Fund can buy and sell futures
      contracts, put and call options, forward contracts
      and options on futures and securities indices. These
      are all referred to as "hedging instruments."  Some
      of these strategies would hedge the Fund's portfolio
      against price fluctuations. Other hedging strategies,
      such as buying futures and call options, would tend
      to increase the Fund's exposure to the securities
      market. There are also special risks in particular
      hedging strategies.  Options trading involves the
      payment of premiums and can increase portfolio
      turnover.  If the Manager used a hedging instrument
      at the wrong time or judged market conditions
      incorrectly, the strategy could reduce the Fund's
      return.

Temporary Defensive and Interim Investments.   In times of
      adverse or unstable market, economic, or political
      conditions, the Fund can invest up to 100% of its
      assets in temporary investments that are inconsistent
      with the Fund's principal investment strategies.
      Generally they would be highly-rated commercial paper
      and money market instruments, U.S. government
      securities, and repurchase agreements. To the extent
      the Fund invests defensively in these securities, it
      might not achieve its investment objective.

Loans of Portfolio Securities. The Fund has entered into a
      Securities Lending Agreement with JP Morgan Chase.
      Under that agreement portfolio securities of the Fund
      may be loaned to brokers, dealers and other financial
      institutions.  The Securities Lending Agreement
      provides that loans must be adequately collateralized
      and may be made only in conformity with the Fund's
      Securities Lending Guidelines, adopted by the Fund's
      Board of Trustees. The value of the securities loaned
      may not exceed 25% of the value of the Fund's net
      assets.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and
handles its day-to-day business. The Manager carries out
its duties, subject to the policies established by the
Fund's Board of Trustees, under an investment advisory
agreement that states the Manager's responsibilities. The
agreement sets the fees the Fund pays to the Manager and
describes the expenses that the Fund is responsible to pay
to conduct its business.

      The Manager has been an investment adviser since
1960.  The Manager and its subsidiaries and controlled
affiliates managed more than $155 billion in assets as of
June 30, 2004, including other Oppenheimer funds with more
than 7 million shareholder accounts.  The Manager is
located at Two World Financial Center, 225 Liberty Street,
11th Floor, New York, NY 10281-1008.

Portfolio Managers. The portfolio managers of the Fund are
      Nikolaos Monoyios and Mark Zavanelli. Mr. Monoyios is
      a Vice President of the Fund, a Senior Vice President
      of the Manager since October 2003 and an officer and
      portfolio manager of other Oppenheimer funds.  Mr.
      Zavanelli is a Vice President of the Fund, a Vice
      President of the Manager since November 2000 and an
      officer and portfolio manager of other Oppenheimer
      funds. Before joining the Manager in April 1998, Mr.
      Zavanelli was President of Waterside Capital
      Management, a registered investment advisor (from
      August 1995), and a financial research analyst for
      Elder Research (from June 1997).

Advisory Fees. Under the Investment Advisory Agreement, the
      Fund pays the Manager an advisory fee at an annual
      rate that declines on additional assets as the Fund
      grows: 0.75% of the first $200 million of average
      annual net assets of the Fund, 0.72% of the next $200
      million, 0.69% of the next $200 million, 0.66% of the
      next $200 million and 0.60% of average annual net
      assets in excess of $800 million. The Fund's
      management fee for the period ended June 30, 2004 was
      0.65% of average annual net assets for each class of
      shares.

ABOUT your account

How to Buy Shares

You can buy shares several ways, as described below. The
Fund's Distributor, OppenheimerFunds Distributor, Inc., may
appoint servicing agents to accept purchase (and
redemption) orders. The Distributor, in its sole
discretion, may reject any purchase order for the Fund's
shares.

Buying Shares Through Your Dealer. You can buy shares
      through any dealer, broker or financial institution
      that has a sales agreement with the Distributor. Your
      dealer will place your order with the Distributor on
      your behalf. A broker or dealer may charge for that
      service.
Buying Shares Through the Distributor. Complete an
      OppenheimerFunds New Account Application and return
      it with a check payable to "OppenheimerFunds
      Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you don't list a dealer on the
      application, the Distributor will act as your agent
      in buying the shares. However, we recommend that you
      discuss your investment with a financial advisor
      before you make a purchase to be sure that the Fund
      is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased
      through the Distributor may be paid for by Federal
      Funds wire. The minimum investment is $2,500. Before
      sending a wire, call the Distributor's Wire
      Department at 1.800.225.5677 to notify the
      Distributor of the wire and to receive further
      instructions.
o     Buying Shares Through OppenheimerFunds AccountLink.
      With AccountLink, you pay for shares by electronic
      funds transfers from your bank account. Shares are
      purchased for your account by a transfer of money
      from your bank account through the Automated Clearing
      House (ACH) system. You can provide those
      instructions automatically, under an Asset Builder
      Plan, described below, or by telephone instructions
      using OppenheimerFunds PhoneLink, also described
      below. Please refer to "AccountLink," below for more
      details.
o     Buying Shares Through Asset Builder Plans. You may
      purchase shares of the Fund automatically each month
      from your account at a bank or other financial
      institution under an Asset Builder Plan with
      AccountLink. Details are in the Asset Builder
      Application and the Statement of Additional
      Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases,
you can buy Fund shares with a minimum initial investment
of $1,000 and make additional investments at any time with
as little as $50. There are reduced minimums available
under the following special investment plans:
o     If you establish one of the many types of retirement
      plan accounts that OppenheimerFunds offers, more
      fully described below under "Special Investor
      Services," you can start your account with as little
      as $500.
o     By using an Asset Builder Plan or Automatic Exchange
      Plan (details are in the Statement of Additional
      Information), or government allotment plan, you can
      make subsequent investments (after making the initial
      investment of $500) for as little as $50. For any
      type of account established under one of these plans
      prior to November 1, 2002, the minimum additional
      investment will remain $25.
o     The minimum investment requirement does not apply to
      reinvesting dividends from the Fund or other
      Oppenheimer funds (a list of them appears in the
      Statement of Additional Information, or you can ask
      your dealer or call the Transfer Agent), or
      reinvesting distributions from unit investment trusts
      that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their
offering price which is the net asset value per share plus
any initial sales charge that applies. The offering price
that applies to a purchase order is based on the next
calculation of the net asset value per share that is made
after the Distributor receives the purchase order at its
offices in Colorado, or after any agent appointed by the
Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of
      each class of shares as of the close of The New York
      Stock Exchange ("the Exchange"), on each day the
      Exchange is open for trading (referred to in this
      Prospectus as a "regular business day"). The Exchange
      normally closes at 4:00 P.M., Eastern time, but may
      close earlier on some days. All references to time in
      this Prospectus mean "Eastern time."

      The net asset value per share for a class of shares
      on a "regular business day" is determined by dividing
      the value of the Fund's net assets attributable to
      that class by the number of shares of that class
      outstanding on that day.  To determine net asset
      values, the Fund assets are valued primarily on the
      basis of current market quotations.  If market
      quotations are not readily available or do not
      accurately reflect fair value for a security (in the
      Manager's judgment) or if a security's value has been
      materially affected by events occurring after the
      close of the exchange or market on which the security
      is principally traded, that security may be valued by
      another method that the Board of Trustees believes
      accurately reflects the fair value.

      The Board has adopted valuation procedures for the
      Fund and has delegated the day-to-day responsibility
      for fair value determinations to the Manager's
      Valuation Committee.  Fair value determinations by
      the Manager are subject to review, approval and
      ratification by the Board at its next scheduled
      meeting after the fair valuations are determined.  In
      determining whether current market prices are readily
      available and reliable, the Manager monitors the
      information it receives in the ordinary course of its
      investment management responsibilities for
      significant events that it believes in good faith
      will affect the market prices of the securities of
      issuers held by the Fund.  Those may include events
      affecting specific issuers (for example, a halt in
      trading of the securities of an issuer on an exchange
      during the trading day) or events affecting
      securities markets (for example, a foreign securities
      market closes early because of a natural disaster).

      If, after the close of the principal market on which
      a security held by the Fund is traded and before the
      time as of which the Fund's net asset values are
      calculated that day, a significant event occurs that
      the Manager learns of and believes in the exercise of
      its judgment will cause a material change in the
      value of that security from the closing price of the
      security on the principal market on which it is
      traded, the Manager will use its best judgment to
      determine a fair value for that security.

      The Manager believes that foreign securities values
      may be affected by volatility that occurs in U.S.
      markets on a trading day after the close of foreign
      securities markets.  The Manager's fair valuation
      procedures therefore include a procedure whereby
      foreign securities prices may be "fair valued" to
      take those factors into account.
The Offering Price. To receive the offering price for a
      particular day, in most cases the Distributor or its
      designated agent must receive your order by the time
      the Exchange closes that day. If your order is
      received on a day when the Exchange is closed or
      after it has closed, the order will receive the next
      offering price that is determined after your order is
      received.
Buying Through a Dealer. If you buy shares through a
      dealer, your dealer must receive the order by the
      close of the Exchange and transmit it to the
      Distributor so that it is received before the
      Distributor's close of business on a regular business
      day (normally 5:00 P.M.) to receive that day's
      offering price, unless your dealer has made
      alternative arrangements with the Distributor.
      Otherwise, the order will receive the next offering
      price that is determined.

------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers
investors five different classes of shares. The different
classes of shares represent investments in the same
portfolio of securities, but the classes are subject to
different expenses and will likely have different share
prices. When you buy shares, be sure to specify the class
of shares. If you do not choose a class, your investment
will be made in Class A shares.
------------------------------------------------------------
------------------------------------------------------------

------------------------------------------------------------
------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an
      initial sales charge (on investments up to $1 million
      for regular accounts or lesser amounts for certain
      retirement plans). The amount of that sales charge
      will vary depending on the amount you invest. The
      sales charge rates are listed in "How Can You Buy
      Class A Shares?" below.
------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 6 years of buying them, you will
      normally pay a contingent deferred sales charge. That
      contingent deferred sales charge varies depending on
      how long you own your shares, as described in "How
      Can You Buy Class B Shares?" below.
------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 12 months of buying them, you will
      normally pay a contingent deferred sales charge of
      1.0%, as described in "How Can You Buy Class C
      Shares?" below.
------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only
      through certain retirement plans), you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 18 months of the retirement plan's
      first purchase of Class N shares, you may pay a
      contingent deferred sales charge of 1.0%, as
      described in "How Can You Buy Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to certain
      institutional investors that have a special agreement
      with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide
that the Fund is an appropriate investment for you, the
decision as to which class of shares is best suited to your
needs depends on a number of factors that you should
discuss with your financial advisor. Some factors to
consider are how much you plan to invest and how long you
plan to hold your investment. If your goals and objectives
change over time and you plan to purchase additional
shares, you should re-evaluate those factors to see if you
should consider another class of shares. The Fund's
operating costs that apply to a class of shares and the
effect of the different types of sales charges on your
investment will vary your investment results over time.

      The discussion below is not intended to be investment
advice or a recommendation, because each investor's
financial considerations are different. The discussion
below assumes that you will purchase only one class of
shares and not a combination of shares of different
classes. Of course, these examples are based on
approximations of the effects of current sales charges and
expenses projected over time, and do not detail all of the
considerations in selecting a class of shares. You should
analyze your options carefully with your financial advisor
before making that choice.

How Long Do You Expect to Hold Your Investment? While
      future financial needs cannot be predicted with
      certainty, knowing how long you expect to hold your
      investment will assist you in selecting the
      appropriate class of shares. Because of the effect of
      class-based expenses, your choice will also depend on
      how much you plan to invest. For example, the reduced
      sales charges available for larger purchases of Class
      A shares may, over time, offset the effect of paying
      an initial sales charge on your investment, compared
      to the effect over time of higher class-based
      expenses on shares of Class B, Class C or Class N.
      For retirement plans that qualify to purchase Class N
      shares, Class N shares will generally be more
      advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While the Fund is
      meant to be a long-term investment, if you have a
      relatively short-term investment horizon (that is,
      you plan to hold your shares for not more than six
      years), you should most likely invest in Class A or
      Class C shares rather than Class B shares. That is
      because of the effect of the Class B contingent
      deferred sales charge if you redeem within six years,
      as well as the effect of the Class B asset-based
      sales charge on the investment return for that class
      in the short-term. Class C shares might be the
      appropriate choice (especially for investments of
      less than $100,000), because there is no initial
      sales charge on Class C shares, and the contingent
      deferred sales charge does not apply to amounts you
      sell after holding them one year.

      However, if you plan to invest more than $100,000 for
      the shorter term, then as your investment horizon
      increases toward six years, Class C shares might not
      be as advantageous as Class A shares. That is because
      the annual asset-based sales charge on Class C shares
      will have a greater impact on your account over the
      longer term than the reduced front-end sales charge
      available for larger purchases of Class A shares.

      If you invest $1 million or more, in most cases Class
      A shares will be the most advantageous choice, no
      matter how long you intend to hold your shares.  For
      that reason, the Distributor normally will not accept
      purchase orders of $100,000 or more of Class B shares
      or $1 million or more of Class C shares from a single
      investor.  Dealers or other financial intermediaries
      purchasing shares for their customers in omnibus
      accounts are responsible for compliance with those
      limits.

o     Investing  for the Longer Term.  If you are  investing
      less than  $100,000 for the  longer-term,  for example
      for  retirement,  and do not expect to need  access to
      your  money  for seven  years or more,  Class B shares
      may be appropriate.

Are There  Differences  in Account  Features  That Matter to
      You?  Some  account  features  may not be available to
      Class  B,  Class  C and  Class N  shareholders.  Other
      features may not be  advisable  (because of the effect
      of the contingent  deferred sales charge) for Class B,
      Class  C and  Class  N  shareholders.  Therefore,  you
      should  carefully  review  how you  plan  to use  your
      investment  account  before  deciding  which  class of
      shares to buy.

      Additionally, the dividends payable to Class B, Class
      C and Class N shareholders will be reduced by the
      additional expenses borne by those classes that are
      not borne by Class A or Class Y shares, such as the
      Class B, Class C and Class N asset-based sales charge
      described below and in the Statement of Additional
      Information.

How Do Share Classes Affect Payments to Your Broker? A
      financial advisor may receive different compensation
      for selling one class of shares than for selling
      another class. It is important to remember that Class
      B, Class C and Class N contingent deferred sales
      charges and asset-based sales charges have the same
      purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for
      concessions and expenses it pays to dealers and
      financial institutions for selling shares. The
      Distributor may pay additional compensation from its
      own resources to securities dealers or financial
      institutions based upon the value of shares of the
      Fund owned by the dealer or financial institution for
      its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix B
to the Statement of Additional Information details the
conditions for the waiver of sales charges that apply in
certain cases, and the special sales charge rates that
apply to purchases of shares of the Fund by certain groups,
or under specified retirement plan arrangements or in other
special types of transactions. To receive a waiver or
special sales charge rate, you must advise the Distributor
when purchasing shares or the Transfer Agent when redeeming
shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at
their offering price, which is normally net asset value
plus an initial sales charge. However, in some cases,
described below, purchases are not subject to an initial
sales charge, and the offering price will be the net asset
value. In other cases, reduced sales charges may be
available, as described below or in the Statement of
Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your
account.

      The sales charge varies depending on the amount of
your purchase. A portion of the sales charge may be
retained by the Distributor or allocated to your dealer as
a concession. The Distributor reserves the right to reallow
the entire concession to dealers. The current sales charge
rates and concessions paid to dealers and brokers are as
follows:
 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges? You may be eligible
      to buy Class A shares at reduced sales charge rates
      under the Fund's "Right of Accumulation" or a Letter
      of Intent, as described in "Reduced Sales Charges" in
      the Statement of Additional Information.

      To receive the reduced sales charge, at the time you
      purchase shares of the Fund or any Oppenheimer fund,
      you must inform your broker-dealer or financial
      intermediary of any other Oppenheimer funds that you
      and your spouse own.  This includes, for example,
      shares of an Oppenheimer fund held in a retirement
      account, an employee benefit plan, or at a
      broker-dealer or financial intermediary other than
      the one handling your current purchase.  For more
      complete information about ways to reduce your sales
      charges, please visit the OppenheimerFunds website:
      WWW.OPPENHEIMERFUNDS.COM.
      ------------------------

Class A Contingent Deferred Sales Charge. There is no
      initial sales charge on purchases of Class A shares
      of any one or more of the Oppenheimer funds
      aggregating $1 million or more, or on purchases of
      Class A shares by certain retirement plans that
      satisfied certain requirements prior to March 1, 2001
      ("grandfathered retirement accounts").  However,
      those Class A shares may be subject to a Class A
      contingent deferred sales charge, as described
      below.  Retirement plans holding shares of
      Oppenheimer funds in an omnibus account(s) for the
      benefit of plan participants in the name of a
      fiduciary or financial intermediary (other than
      OppenheimerFunds-sponsored Single DB Plus plans) are
      not permitted to make initial purchases of Class A
      shares subject to a contingent deferred sales charge.

      The Distributor pays dealers of record concessions in
      an amount equal to 1.0% of purchases of $1 million or
      more other than purchases by grandfathered retirement
      accounts.  For grandfathered retirement accounts, the
      concession is 0.75% of the first $2.5 million of
      purchases plus 0.25% of purchases in excess of $2.5
      million.  In either case, the concession will not be
      paid on purchases of shares by exchange or that were
      previously subject to a front-end sales charge and
      dealer concession.

      If you redeem any of those shares within an 18-month
      "holding period" measured from the beginning of the
      calendar month of their purchase, a contingent
      deferred sales charge (called the "Class A contingent
      deferred sales charge") may be deducted from the
      redemption proceeds. That sales charge will be equal
      to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares
      at the time of redemption (excluding shares purchased
      by reinvestment of dividends or capital gain
      distributions); or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not
      exceed the aggregate amount of the concessions the
      Distributor paid to your dealer on all purchases of
      Class A shares of all Oppenheimer funds you made that
      were subject to the Class A contingent deferred sales
      charge.
Purchases by Certain Retirement Plans. There is no initial
      sales charge on purchases of Class A shares of any
      one or more Oppenheimer funds by retirement plans
      that have $10 million or more in plan assets and that
      have entered into a special agreement with the
      Distributor and by retirement plans which are part of
      a retirement plan product or platform offered by
      certain banks, broker-dealers, financial advisors,
      insurance companies or recordkeepers which have
      entered into a special agreement with the
      Distributor. The Distributor currently pays dealers
      of record concessions in an amount equal to 0.25% of
      the purchase price of Class A shares by those
      retirement plans from its own resources at the time
      of sale, subject to certain exceptions as described
      in the Statement of Additional Information. There is
      no contingent deferred sales charge upon the
      redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at
net asset value per share without an initial sales charge.
However, if Class B shares are redeemed within six years
from the beginning of the calendar month of their purchase,
a contingent deferred sales charge will be deducted from
the redemption proceeds. The Class B contingent deferred
sales charge is paid to compensate the Distributor for its
expenses of providing distribution-related services to the
Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge
will depend on the number of years since you invested and
the dollar amount being redeemed, according to the
following schedule for the Class B contingent deferred
sales charge holding period:

-------------------------------------------------------------------------------
                                        Contingent Deferred Sales Charge on
Years Since Beginning of Month in       Redemptions in That Year
Which Purchase Order was Accepted       (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                             None
-------------------------------------------------------------------------------
      In the  table,  a  "year"  is a  12-month  period.  In
applying  the   contingent   deferred   sales  charge,   all
purchases  are  considered  to have  been  made on the first regular  business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares
      automatically convert to Class A shares 72 months
      after you purchase them. This conversion feature
      relieves Class B shareholders of the asset-based
      sales charge that applies to Class B shares under the
      Class B Distribution and Service Plan, described
      below. The conversion is based on the relative net
      asset value of the two classes, and no sales load or
      other charge is imposed. When any Class B shares that
      you hold convert, any other Class B shares that were
      acquired by reinvesting dividends and distributions
      on the converted shares will also convert to Class A
      shares. For further information on the conversion
      feature and its tax implications, see "Class B
      Conversion" in the Statement of Additional
      Information.

How Can you Buy Class C Shares? Class C shares are sold at
net asset value per share without an initial sales charge.
However, if Class C shares are redeemed within a holding
period of 12 months from the beginning of the calendar
month of their purchase, a contingent deferred sales charge
of 1.0% will be deducted from the redemption proceeds. The
Class C contingent deferred sales charge is paid to
compensate the Distributor for its expenses of providing
distribution-related services to the Fund in connection
with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered
for sale to retirement plans (including IRAs and 403(b)
plans) that purchase $500,000 or more of Class N shares of
one or more Oppenheimer funds or to group retirement plans
(which do not include IRAs and 403(b) plans) that have
assets of $500,000 or more or 100 or more eligible
participants. See "Availability of Class N shares" in the
Statement of Additional Information for other circumstances
where Class N shares are available for purchase.

      Class N shares are sold at net asset value without an
initial sales charge. A contingent deferred sales charge of
1.0% will be imposed upon the redemption of Class N shares,
if:
o     The group retirement plan is terminated or Class N
      shares of all Oppenheimer funds are terminated as an
      investment option of the plan and Class N shares are
      redeemed within 18 months after the plan's first
      purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares
      are redeemed within 18 months of the plan's first
      purchase of Class N shares of any Oppenheimer fund.

      Retirement plans that offer Class N shares may impose
charges on plan participant accounts. The procedures for
buying, selling, exchanging and transferring the Fund's
other classes of shares (other than the time those orders
must be received by the Distributor or Transfer Agent in
Colorado) and the special account features applicable to
purchasers of those other classes of shares described
elsewhere in this Prospectus do not apply to Class N shares
offered through a group retirement plan. Instructions for
buying, selling, exchanging or transferring Class N shares
offered through a group retirement plan must be submitted
by the plan, not by plan participants for whose benefit the
shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net
asset value per share without a sales charge directly to
institutional investors that have special agreements with
the Distributor for this purpose. They may include
insurance companies, registered investment companies,
employee benefit plans and Section 529 plans, among others.
Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares
for its customers' accounts may impose charges on those
accounts. The procedures for buying, selling, exchanging
and transferring the Fund's other classes of shares (other
than the time those orders must be received by the
Distributor or Transfer Agent at their Colorado office) and
the special account features available to investors buying
those other classes of shares do not apply to Class Y
shares. Instructions for buying, selling, exchanging or
transferring Class Y shares must be submitted by the
institutional investor, not by its customers for whose
benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a
      Service Plan for Class A shares. It reimburses the
      Distributor for a portion of its costs incurred for
      services provided to accounts that hold Class A
      shares. Reimbursement is made quarterly at an annual
      rate of up to 0.25% of the average annual net assets
      of Class A shares of the Fund. The Distributor
      currently uses all of those fees to pay dealers,
      brokers, banks and other financial institutions
      quarterly for providing personal service and
      maintenance of accounts of their customers that hold
      Class A shares. With respect to Class A shares
      subject to a Class A contingent deferred sales charge
      purchased by grandfathered retirement accounts, the
      Distributor pays the 0.25% service fee to dealers in
      advance for the first year after the shares are sold
      by the dealer. The Distributor retains the first
      year's service fee paid by the Fund. After the shares
      have been held by grandfathered retirement accounts
      for a year, the Distributor pays the service fee to
      dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and
      Class N Shares. The Fund has adopted Distribution and
      Service Plans for Class B, Class C and Class N shares
      to pay the Distributor for its services and costs in
      distributing Class B, Class C and Class N shares and
      servicing accounts. Under the plans, the Fund pays
      the Distributor an annual asset-based sales charge of
      0.75% on Class B and Class C shares and 0.25% on
      Class N shares. The Distributor also receives a
      service fee of 0.25% per year under the Class B,
      Class C and Class N plans.

      The asset-based sales charge and service fees
      increase Class B and Class C expenses by 1.0% and
      increase Class N expenses by 0.50% of the net assets
      per year of the respective class. Because these fees
      are paid out of the Fund's assets on an on-going
      basis, over time these fees will increase the cost of
      your investment and may cost you more than other
      types of sales charges.

      The Distributor uses the service fees to compensate
      dealers for providing personal services for accounts
      that hold Class B, Class C or Class N shares. The
      Distributor normally pays the 0.25% service fees to
      dealers in advance for the first year after the
      shares are sold by the dealer. After the shares have
      been held for a year, the Distributor pays the
      service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales concession of
      3.75% of the purchase price of Class B shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class B shares is therefore 4.00% of
      the purchase price. The Distributor normally retains
      the Class B asset-based sales charge. See the
      Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of
      0.75% of the purchase price of Class C shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class C shares is therefore 1.0% of
      the purchase price. The Distributor pays the
      asset-based sales charge as an ongoing concession to
      the dealer on Class C shares that have been
      outstanding for a year or more. The Distributor
      normally retains the asset-based sales charge on
      Class C shares during the first year after the
      purchase of Class C shares. See the Statement of
      Additional Information for exceptions.

      The Distributor currently pays a sales concession of
      0.75% of the purchase price of Class N shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class N shares is therefore 1.0% of
      the purchase price. The Distributor normally retains
      the asset-based sales charge on Class N shares. See
      the Statement of Additional Information for
      exceptions.

      Under certain circumstances, the Distributor will pay
      the full Class B, Class C or Class N asset-based
      sales charge and the service fee to the dealer
      beginning in the first year after purchase of such
      shares in lieu of paying the dealer the sales
      concession and the advance of the first year's
      service fee at the time of purchase, if there is a
      special agreement between the dealer and the
      Distributor.  In those circumstances, the contingent
      deferred sales charge will not be paid to the dealer.

      For Class C shares purchased through the
      OppenheimerFunds Recordkeeper Pro program, the
      Distributor will pay the Class C asset-based sales
      charge to the dealer of record in the first year
      after the purchase of such shares in lieu of paying
      the dealer a sales concession at the time of
      purchase.  The Distributor will use the service fee
      it receives from the Fund on those shares to
      reimburse FASCorp for providing personal services to
      the Class C accounts holding those shares.

      In addition, the Manager and the Distributor may make
      substantial payments to dealers or other financial
      intermediaries and service providers for distribution
      and/or shareholder servicing activities, out of their
      own resources, including the profits from the
      advisory fees the Manager receives from the Fund.
      Some of these distribution-related payments may be
      made to dealers or financial intermediaries for
      marketing, promotional or related expenses; these
      payments are often referred to as "revenue sharing."
      In some circumstances, those types of payments may
      create an incentive for a dealer or financial
      intermediary or its representatives to recommend or
      offer shares of the Fund or other Oppenheimer funds
      to its customers.  You should ask your dealer or
      financial intermediary for more details about any
      such payments it receives.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link
your Fund account with an account at a U.S. bank or other
financial institution. It must be an Automated Clearing
House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by
      telephone (through a service representative or by
      PhoneLink) or automatically under Asset Builder
      Plans, or
    o have the Transfer Agent send redemption proceeds or
      transmit dividends and distributions directly to your
      bank account. Please call the Transfer Agent for more
      information.

      You may purchase shares by telephone only after your
account has been established. To purchase shares in amounts
up to $250,000 through a telephone representative, call the
Distributor at 1.800.225.5677. The purchase payment will be
debited from your bank account.

      AccountLink privileges should be requested on your
Application or your dealer's settlement instructions if you
buy your shares through a dealer. After your account is
established, you can request AccountLink privileges by
sending signature-guaranteed instructions and proper
documentation to the Transfer Agent. AccountLink privileges
will apply to each shareholder listed in the registration
on your account as well as to your dealer representative of
record unless and until the Transfer Agent receives written
instructions terminating or changing those privileges.
After you establish AccountLink for your account, any
change of bank account information must be made by
signature-guaranteed instructions to the Transfer Agent
signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated
telephone system that enables shareholders to perform a
number of account transactions automatically using a
touch-tone phone. PhoneLink may be used on
already-established Fund accounts after you obtain a
Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to
      $100,000 by phone, by calling 1.800.225.5677. You
      must have established AccountLink privileges to link
      your bank account with the Fund to pay for these
      purchases.
Exchanging Shares. With the OppenheimerFunds Exchange
      Privilege, described below, you can exchange shares
      automatically by phone from your Fund account to
      another OppenheimerFunds account you have already
      established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone
      automatically by calling the PhoneLink number and the
      Fund will send the proceeds directly to your
      AccountLink bank account. Please refer to "How to
      Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send
requests for certain types of account transactions to the
Transfer Agent by fax (telecopier). Please call
1.800.225.5677 for information about which transactions may
be handled this way. Transaction requests submitted by fax
are subject to the same rules and restrictions as written
and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain
information about the Fund, as well as your account
balance, on the OppenheimerFunds Internet website, at
WWW.OPPENHEIMERFUNDS.COM. Additionally, shareholders listed
------------------------
in the account registration (and the dealer of record) may
request certain account transactions through a special
section of that website. To perform account transactions or
obtain account information online, you must first obtain a
user I.D. and password on that website. If you do not want
to have Internet account transaction capability for your
account, please call the Transfer Agent at 1.800.225.5677.
At times, the website may be inaccessible or its
transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has
several plans that enable you to sell shares automatically
or exchange them to another OppenheimerFunds account on a
regular basis. Please call the Transfer Agent or consult
the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your
Class A or Class B shares of the Fund, you have up to six
months to reinvest all or part of the redemption proceeds
in Class A shares of the Fund or other Oppenheimer funds
without paying a sales charge. This privilege applies only
to Class A shares that you purchased subject to an initial
sales charge and to Class A or Class B shares on which you
paid a contingent deferred sales charge when you redeemed
them. This privilege does not apply to Class C, Class N or
Class Y shares. You must be sure to ask the Distributor for
this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your
retirement plan account. If you participate in a plan
sponsored by your employer, the plan trustee or
administrator must buy the shares for your plan account.
The Distributor also offers a number of different
retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include
      regular IRAs, Roth IRAs, SIMPLE IRAs and rollover
      IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs
      for small business owners or self-employed
      individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for
      employees of eligible tax-exempt organizations, such
      as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for
      businesses.
Pension and Profit-Sharing Plans. These plans are designed
      for businesses and self-employed individuals.
      Please call the Distributor for OppenheimerFunds
retirement plan documents, which include applications and
important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any
regular business day. Your shares will be sold at the next
net asset value calculated after your order is received in
proper form (which means that it must comply with the
procedures described below) and is accepted by the Transfer
Agent. The Fund lets you sell your shares by writing a
letter, by wire, or by telephone. You can also set up
Automatic Withdrawal Plans to redeem shares on a regular
basis. If you have questions about any of these procedures,
and especially if you are redeeming shares in a special
situation, such as due to the death of the owner or from a
retirement plan account, please call the Transfer Agent
first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect
      you and the Fund from fraud, the following redemption
      requests must be in writing and must include a
      signature guarantee (although there may be other
      situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a
      check.
   o  The redemption check is not payable to all
      shareholders listed on the account statement.
   o  The redemption check is not sent to the address of
      record on your account statement.
   o  Shares are being transferred to a Fund account with a
      different owner or name.
   o  Shares are being redeemed by someone (such as an
      Executor) other than the owners.
Where Can You Have Your Signature Guaranteed? The Transfer
      Agent will accept a guarantee of your signature by a
      number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings
      association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities,
      municipal securities or government securities, or
o     a U.S. national securities exchange, a registered
      securities association or a clearing agency.
      If you are signing on behalf of a corporation,
      partnership or other business or as a fiduciary, you
      must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to
      sell shares in an OppenheimerFunds retirement plan
      account. Call the Transfer Agent for a distribution
      request form. Special income tax withholding
      requirements apply to distributions from retirement
      plans. You must submit a withholding form with your
      redemption request to avoid delay in getting your
      money and if you do not want tax withheld. If your
      employer holds your retirement plan account for you
      in the name of the plan, you must ask the plan
      trustee or administrator to request the sale of the
      Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund
      normally sends your money by check, you can arrange
      to have the proceeds of shares you sell sent by
      Federal Funds wire to a bank account you designate.
      It must be a commercial bank that is a member of the
      Federal Reserve wire system. The minimum redemption
      you can have sent by wire is $2,500. There is a $10
      fee for each request. To find out how to set up this
      feature on your account or to arrange a wire, call
      the Transfer Agent at 1.800.225.5677.

HOW DO you SELL SHARES BY MAIL? Write a letter of
instruction that includes:
   o  Your name,
   o  The Fund's name,
   o  Your Fund account number (from your account
      statement),
   o  The dollar amount or number of shares to be redeemed,
   o  Any special payment instructions,
   o  Any share certificates for the shares you are selling,
   o  The signatures of all registered owners exactly as
      the account is registered, and
   o  Any special documents requested by the Transfer Agent
      to assure proper authorization of the person asking
      to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer
representative of record may also sell your shares by
telephone. To receive the redemption price calculated on a
particular regular business day, your call must be received
by the Transfer Agent by the close of the Exchange that
day, which is normally 4:00 P.M., but may be earlier on
some days. You may not redeem shares held in an
OppenheimerFunds-sponsored qualified retirement plan
account or under a share certificate by telephone.
   o  To redeem shares through a service representative or
      automatically on PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent
to the address on the account statement, or, if you have
linked your Fund account to your bank account on
AccountLink, you may have the proceeds sent to that bank
account.
Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be
      redeemed by telephone in any seven-day period. The
      check must be payable to all owners of record of the
      shares and must be sent to the address on the account
      statement. This service is not available within 30
      days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There
      are no dollar limits on telephone redemption proceeds
      sent to a bank account designated when you establish
      AccountLink. Normally the ACH transfer to your bank
      is initiated on the business day after the
      redemption. You do not receive dividends on the
      proceeds of the shares you redeemed while they are
      waiting to be transferred.

      If you have requested Federal Funds wire privileges
      for your account, the wire of the redemption proceeds
      will normally be transmitted on the next bank
      business day after the shares are redeemed. There is
      a possibility that the wire may be delayed up to
      seven days to enable the Fund to sell securities to
      pay the redemption proceeds. No dividends are accrued
      or paid on the proceeds of shares that have been
      redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES  THROUGH  your DEALER?  The  Distributor
has  made   arrangements  to  repurchase  Fund  shares  from
dealers  and brokers on behalf of their  customers.  Brokers or dealers may charge for that  service.  If your shares are held in the  name of  your  dealer,  you  must  redeem  them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS.
If you purchase shares subject to a Class A, Class B, Class
C or Class N contingent deferred sales charge and redeem
any of those shares during the applicable holding period
for the class of shares, the contingent deferred sales
charge will be deducted from the redemption proceeds
(unless you are eligible for a waiver of that sales charge
based on the categories listed in Appendix B to the
Statement of Additional Information and you advise the
Transfer Agent of your eligibility for the waiver when you
place your redemption request.)

      A  contingent  deferred  sales charge will be based on
the lesser of the net asset value of the redeemed  shares at the time of  redemption  or the original net asset value.  A contingent deferred sales charge is not imposed on:
o     the amount of your  account  value  represented  by an
      increase in net asset value over the initial  purchase
      price,
o     shares  purchased by the  reinvestment of dividends or
      capital gains distributions, or
o     shares   redeemed   in   the   special   circumstances
      described   in   Appendix  B  to  the   Statement   of
      Additional Information.
      To determine whether a contingent deferred sales
charge applies to a redemption, the Fund redeems shares in
the following order:
   1. shares acquired by reinvestment of dividends and
      capital gains distributions,
   2. shares held for the holding period that applies to
      the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged
when you exchange shares of the Fund for shares of other
Oppenheimer funds. However, if you exchange them within the
applicable contingent deferred sales charge holding period,
the holding period will carry over to the fund whose shares
you acquire. Similarly, if you acquire shares of this Fund
by exchanging shares of another Oppenheimer fund that are
still subject to a contingent deferred sales charge holding
period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time
of exchange, without sales charge. Shares of the Fund can
be purchased by exchange of shares of other Oppenheimer
funds on the same basis. To exchange shares, you must meet
several conditions:
   o  Shares of the fund selected for exchange must be
      available for sale in your state of residence.
   o  The prospectuses of both funds must offer the
      exchange privilege.
   o  You must hold the shares you buy when you establish
      your account for at least seven days before you can
      exchange them. After the account is open seven days,
      you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for
      the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and
      read its prospectus.

      Shares of a particular class of the Fund may be
exchanged only for shares of the same class in the other
Oppenheimer funds. For example, you can exchange Class A
shares of this Fund only for Class A shares of another
fund. In some cases, sales charges may be imposed on
exchange transactions. For tax purposes, exchanges of
shares involve a sale of the shares of the fund you own and
a purchase of the shares of the other fund, which may
result in a capital gain or loss. Please refer to "How to
Exchange Shares" in the Statement of Additional Information
for more details.

      You can find a list of Oppenheimer funds currently
available for exchanges in the Statement of Additional
Information or obtain one by calling a service
representative at 1.800.225.5677. That list can change from
time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be
requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds
      Exchange Request form, signed by all owners of the
      account. Send it to the Transfer Agent at the address
      on the back cover. Exchanges of shares held under
      certificates cannot be processed unless the Transfer
      Agent receives the certificates with the request.
Telephone  Exchange  Requests.  Telephone  exchange requests
      may   be   made    either   by   calling   a   service
      representative  or by using  PhoneLink  for  automated
      exchanges   by   calling   1.800.225.5677.   Telephone
      exchanges  may be made only between  accounts that are
      registered  with the same name(s) and address.  Shares
      held  under  certificates  may  not  be  exchanged  by
      telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain
exchange policies you should be aware of:
o     Shares are redeemed from one fund and are normally
      purchased from the other fund in the same transaction
      on the same regular business day on which the
      Transfer Agent or its agent (such as a financial
      intermediary holding the investor's shares in an
      omnibus account) receives an exchange request that
      conforms to the policies described above.  It must be
      received by the close of the Exchange that day, which
      is normally 4:00 P.M. but may be earlier on some
      days.  The Transfer Agent may delay the reinvestment
      of the proceeds of an exchange up to five business
      days if it determines in its discretion that an
      earlier transmittal of the redemption proceeds to the
      receiving fund would be detrimental to the Fund from
      which the exchange is made or to the receiving fund.
o     The interests of the Fund's shareholders and the
      Fund's ability to manage its investments may be
      adversely affected when its shares are repeatedly
      exchanged over the short term.  When large dollar
      amounts are involved, the Fund's implementation of
      its investment strategies may be negatively affected
      or the Fund might have to raise or retain more cash
      than the portfolio manager would normally retain, to
      meet unanticipated redemptions.  Frequent exchange
      activity also may force the Fund to sell portfolio
      securities at disadvantageous times to raise the cash
      needed to meet those exchange requests.  These
      factors might hurt the Fund's performance.  When the
      Transfer Agent in its discretion believes frequent
      trading activity by any person, group or account
      would have a disruptive effect on the Fund's ability
      to manage its investments, the Fund and the Transfer
      Agent may reject purchase orders and/or exchanges
      into the Fund.  The history of exchange activity in
      all accounts known by the Transfer Agent to be under
      common ownership or control within the Oppenheimer
      funds complex may be considered by the Transfer
      Agent, with respect to the review of exchanges
      involving this Fund as part of the Transfer Agent's
      procedures to detect and deter excessive exchange
      activity.  The Transfer Agent may permit exchanges
      that it believes in the exercise of its judgment are
      not disruptive.  The Transfer Agent might not be able
      to detect frequent exchange activity conducted by the
      underlying owners of shares held in omnibus accounts,
      and therefore might not be able to effectively
      prevent frequent exchange activity in those
      accounts.  There is no guarantee that the Transfer
      Agent's controls and procedures will be successful to
      identify investors who engage in excessive trading
      activity or to curtail that activity.
            As stated above, the Fund permits dealers or
      financial intermediaries to submit exchange
      requests on behalf of their customers (unless the
      customer has revoked that authority).  The Manager,
      the Distributor and/or the Transfer Agent have
      agreements with a limited number of broker-dealers
      and investment advisers permitting them to submit
      exchange orders in bulk on behalf of their clients,
      provided that those broker-dealers or advisers
      agree to restrictions on their exchange activity
      (which are more stringent than the restrictions
      that apply to other shareholders).  Those
      restrictions include limitations on the funds
      available for exchanges, the requirement to give
      advance notice of exchanges to the Transfer Agent,
      and limits on the amount of client assets that may
      be invested in a particular fund.  The Fund and its
      Transfer Agent may restrict or refuse bulk exchange
      requests submitted by a financial intermediary on
      behalf of a large number of accounts (including
      pursuant to the arrangements described above) if,
      in the Transfer Agent's judgment exercised in its
      discretion, those exchanges would be disruptive to
      either fund in the exchange transaction.
   o  The Fund may amend, suspend or terminate the exchange
      privilege at any time. The Fund may refuse any
      exchange order and is currently not obligated to
      provide notice before rejecting an exchange order.
   o  If the Transfer Agent cannot exchange all the shares
      you request because of a restriction cited above,
      only the shares eligible for exchange will be
      exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures
for buying, selling and exchanging shares is contained in
the Statement of Additional Information.
A $12 annual "Minimum Balance Fee" is assessed on each Fund
      account with a value of less than $500. The fee is
      automatically deducted from each applicable Fund
      account annually on or about the second to last
      "regular business day" of September.  See the
      Statement of Additional Information (shareholders may
      visit the OppenheimerFunds website) to learn how you
      can avoid this fee and for circumstances under which
      this fee will not be assessed.
The offering of shares may be suspended during any period
      in which the determination of net asset value is
      suspended, and the offering may be suspended by the
      Board of Trustees at any time the Board believes it
      is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions
      or exchanges may be modified, suspended or terminated
      by the Fund at any time. The Fund will provide you
      notice whenever it is required to do so by applicable
      law. If an account has more than one owner, the Fund
      and the Transfer Agent may rely on the instructions
      of any one owner. Telephone privileges apply to each
      owner of the account and the dealer representative of
      record for the account unless the Transfer Agent
      receives cancellation instructions from an owner of
      the account.
The Transfer Agent will record any telephone calls to
      verify data concerning transactions and has adopted
      other procedures to confirm that telephone
      instructions are genuine, by requiring callers to
      provide tax identification numbers and other account
      data or by using PINs, and by confirming such
      transactions in writing. The Transfer Agent and the
      Fund will not be liable for losses or expenses
      arising out of telephone instructions reasonably
      believed to be genuine.
Redemption or transfer requests will not be honored until
      the Transfer Agent receives all required documents in
      proper form. From time to time, the Transfer Agent in
      its discretion may waive certain of the requirements
      for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients
      by participating in NETWORKING through the National
      Securities Clearing Corporation are responsible for
      obtaining their clients' permission to perform those
      transactions, and are responsible to their clients
      who are shareholders of the Fund if the dealer
      performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day
      because the value of the securities in the Fund's
      portfolio fluctuates. The redemption price, which is
      the net asset value per share, will normally differ
      for each class of shares. The redemption value of
      your shares may be more or less than their original
      cost.
Payment for redeemed shares ordinarily is made in cash. It
      is forwarded by check, or through AccountLink or by
      Federal Funds wire (as elected by the shareholder)
      within seven days after the Transfer Agent receives
      redemption instructions in proper form. However,
      under unusual circumstances determined by the
      Securities and Exchange Commission, payment may be
      delayed or suspended. For accounts registered in the
      name of a broker-dealer, payment will normally be
      forwarded within three business days after
      redemption.
The Transfer Agent may delay processing any type of
      redemption payment as described under "How to Sell
      Shares" for recently purchased shares, but only until
      the purchase payment has cleared. That delay may be
      as much as 10 days from the date the shares were
      purchased. That delay may be avoided if you purchase
      shares by Federal Funds wire or certified check, or
      arrange with your bank to provide telephone or
      written assurance to the Transfer Agent that your
      purchase payment has cleared.
Involuntary redemptions of small accounts may be made by
      the Fund if the account value has fallen below $500
      for reasons other than the fact that the market value
      of shares has dropped. In some cases, involuntary
      redemptions may be made to repay the Distributor for
      losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual
      circumstances (such as a lack of liquidity in the
      Fund's portfolio to meet redemptions). This means
      that the redemption proceeds will be paid with liquid
      securities from the Fund's portfolio. If the Fund
      redeems your shares in kind, you may bear transaction
      costs and will bear market risks until such time as
      such securities are converted into cash.
Federal regulations may require the Fund to obtain your
      name, your date of birth (for a natural person), your
      residential street address or principal place of
      business and your Social Security Number, Employer
      Identification Number or other government issued
      identification when you open an account. Additional
      information may be required in certain circumstances
      or to open corporate accounts.  The Fund or the
      Transfer Agent may use this information to attempt to
      verify your identity.  The Fund may not be able to
      establish an account if the necessary information is
      not received.  The Fund may also place limits on
      account transactions while it is in the process of
      attempting to verify your identity.  Additionally, if
      the Fund is unable to verify your identity after your
      account is established, the Fund may be required to
      redeem your shares and close your account.
"Backup withholding" of federal income tax may be applied
      against taxable dividends, distributions and
      redemption proceeds (including exchanges) if you fail
      to furnish the Fund your correct, certified Social
      Security or Employer Identification Number when you
      sign your application, or if you under-report your
      income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to
      households, the Fund will mail only one copy of each
      prospectus, annual and semi-annual report and annual
      notice of the Fund's privacy policy to shareholders
      having the same last name and address on the Fund's
      records. The consolidation of these mailings, called
      householding, benefits the Fund through reduced
      mailing expense.

      If you want to receive multiple copies of these
      materials, you may call the Transfer Agent at
      1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses,
      reports and privacy notices will be sent to you
      commencing within 30 days after the Transfer Agent
      receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends.  The Fund intends to declare dividends separately for each class of shares  from net  investment  income on an annual basis and to pay them to  shareholders in December on a date  selected  by the Board of  Trustees.  Dividends  and distributions  paid to  Class  A and  Class  Y  shares  will generally be higher than  dividends for Class B, Class C and
Class N shares,  which  normally  have higher  expenses than
Class A and Class Y shares.  The Fund has no fixed  dividend rate and cannot  guarantee that it will pay any dividends or distributions.

Capital Gains. The Fund may realize capital gains on the
sale of portfolio securities. If it does, it may make
distributions out of any net short-term or long-term
capital gains in December of each year. The Fund may make
supplemental distributions of dividends and capital gains
following the end of its fiscal year. There can be no
assurance that the Fund will pay any capital gains
distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When
you open your account, specify on your application how you
want to receive your dividends and distributions. You have
four options:
Reinvest All Distributions in the Fund. You can elect to
      reinvest all dividends and capital gains
      distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to
      reinvest some distributions (dividends, short-term
      capital gains or long-term capital gains
      distributions) in the Fund while receiving the other
      types of distributions by check or having them sent
      to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive
      a check for all dividends and capital gains
      distributions or have them sent to your bank through
      AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds
      Account. You can reinvest all distributions in the
      same class of shares of another OppenheimerFunds
      account you have established.

TAXES. If your shares are not held in a tax-deferred
retirement account, you should be aware of the following
tax implications of investing in the Fund. Distributions
are subject to federal income tax and may be subject to
state or local taxes. Dividends paid from short-term
capital gains and net investment income are taxable as
ordinary income. Long-term capital gains are taxable as
long-term capital gains when distributed to shareholders.
It does not matter how long you have held your shares.
Whether you reinvest your distributions in additional
shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a
statement showing the amount of any taxable distribution
you received in the previous year. Any long-term capital
gains will be separately identified in the tax information
the Fund sends you after the end of the calendar year.

Avoid "Buying a Distribution." If you buy shares on or just
      before the ex-dividend date, or just before the Fund
      declares a capital gains distribution, you will pay
      the full price for the shares and then receive a
      portion of the price back as a taxable dividend or
      capital gain.
Remember, There May be Taxes on Transactions. Because the
      Fund's share prices fluctuate, you may have a capital
      gain or loss when you sell or exchange your shares. A
      capital gain or loss is the difference between the
      price you paid for the shares and the price you
      received when you sold them. Any capital gain is
      subject to capital gains tax.
Returns of Capital Can Occur. In certain cases,
      distributions made by the Fund may be considered a
      non-taxable return of capital to shareholders. If
      that occurs, it will be identified in notices to
      shareholders.

      This  information is only a summary of certain federal
income tax  information  about your  investment.  You should consult  with  your  tax  advisor  about  the  effect  of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you
understand the Fund's financial performance since
inception. Certain information reflects financial results
for a single Fund share. The total returns in the table
represent the rate that an investor would have earned (or
lost) on an investment in the Fund (assuming reinvestment
of all dividends and distributions). This information has
been audited by Deloitte & Touche LLP, the Fund's
independent registered public accounting firm, whose
report, along with the Fund's financial statements, is
included in the Statement of Additional Information, which
is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED JUNE 30                        2004             2003            2002            2001          2000 1
----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $     14.78       $    15.12      $    15.02      $    14.77      $    10.00
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                  (.10)            (.08)           (.08)           (.08)           (.06)
Net realized and unrealized gain (loss)              4.84             (.26)            .19            1.12            4.85
                                              ------------------------------------------------------------------------------
Total from investment operations                     4.74             (.34)            .11            1.04            4.79
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Distributions from net realized gain                   --               --            (.01)           (.79)           (.02)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $     19.52       $    14.78      $    15.12      $    15.02      $    14.77
                                              ==============================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  32.07%           (2.25)%          0.71%           7.66%          47.98%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)      $ 1,177,389       $  584,052      $  512,337      $  294,780      $  141,721
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $   904,397       $  490,057      $  386,221      $  205,916      $   75,295
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                 (0.42)%          (0.59)%         (0.50)%         (0.60)%         (0.82)%
Total expenses                                       1.17%            1.39%           1.37%           1.28%           1.50%
Expenses after payments and waivers
and reduction to custodian expenses                   N/A 4,5         1.36%            N/A 4           N/A 4           N/A 4
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               127%             117%            134%            181%            108%

1. For the period from August 2, 1999 (commencement of operations) to June 30,
2000.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  50 | OPPENHEIMER MAIN STREET SMALL CAP FUND

CLASS B    YEAR ENDED JUNE 30                        2004             2003             2002             2001         2000 1
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  14.35        $   14.79        $   14.80        $   14.68      $   10.00
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                  (.20)            (.14)            (.12)            (.14)          (.11)
Net realized and unrealized gain (loss)              4.64             (.30)             .12             1.05           4.81
                                                 ----------------------------------------------------------------------------
Total from investment operations                     4.44             (.44)              --              .91           4.70
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Distributions from net realized gain                   --               --             (.01)            (.79)          (.02)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  18.79        $   14.35        $   14.79        $   14.80      $   14.68
                                                 ============================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  30.94%           (2.98)%          (0.02)%           6.79%         47.08%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $482,028        $ 330,174        $ 285,102        $ 177,479      $  99,060
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $432,160        $ 268,057        $ 218,939        $ 128,350      $  51,951
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                 (1.26)%          (1.34)%          (1.25)%          (1.36)%        (1.53)%
Total expenses                                       2.01%            2.21%            2.12%            2.05%          2.21%
Expenses after payments and waivers
and reduction to custodian expenses                   N/A 4,5         2.11%             N/A 4            N/A 4          N/A 4
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               127%             117%             134%             181%           108%

1. For the period from August 2, 1999 (commencement of operations) to June 30,
2000.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  51 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C    YEAR ENDED JUNE 30                        2004             2003             2002            2001          2000 1
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  14.36        $   14.79        $   14.81        $  14.68       $   10.00
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                  (.17)            (.13)            (.10)           (.13)           (.10)
Net realized and unrealized gain (loss)              4.63             (.30)             .09            1.05            4.80
                                                 -----------------------------------------------------------------------------
Total from investment operations                     4.46             (.43)            (.01)            .92            4.70
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Distributions from net realized gain                   --               --             (.01)           (.79)           (.02)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  18.82        $   14.36        $   14.79        $  14.81       $   14.68
                                                 =============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  31.06%           (2.91)%          (0.09)%          6.86%          47.08%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $402,056        $ 238,717        $ 186,108        $ 89,814       $  43,695
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $340,201        $ 186,380        $ 127,393        $ 60,762       $  21,984
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                 (1.17)%          (1.30)%          (1.23)%         (1.36)%         (1.54)%
Total expenses                                       1.91% 4,5        2.07% 4          2.12% 4         2.05% 4         2.21% 4
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               127%             117%             134%            181%            108%

1. For the period from August 2, 1999 (commencement of operations) to June 30,
2000.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  52 | OPPENHEIMER MAIN STREET SMALL CAP FUND

CLASS N    YEAR ENDED JUNE 30                              2004              2003              2002            2001 1
-----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    14.69        $    15.05        $    15.00        $    13.53
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.14)             (.11)             (.12)             (.02)
Net realized and unrealized gain (loss)                    4.78              (.25)              .18              1.49
                                                     ------------------------------------------------------------------
Total from investment operations                           4.64              (.36)              .06              1.47
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                         --                --              (.01)               --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    19.33        $    14.69        $    15.05        $    15.00
                                                     ==================================================================

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        31.59%            (2.39)%            0.38%            10.87%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $   84,678        $   41,474        $   14,557        $      995
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $   65,107        $   24,417        $    5,924        $      445
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                       (0.77)%           (0.83)%           (0.66)%           (0.76)%
Total expenses                                             1.61%             1.64%             1.65%             1.59%
Expenses after payments and waivers
and reduction to custodian expenses                        1.52%             1.60%              N/A 4             N/A 4
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     127%              117%              134%              181%

1. For the period from March 1, 2001 (commencement of operations) to June 30,
2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  53 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y    YEAR ENDED JUNE 30                        2004            2003           2002           2001       2000 1
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  15.03        $  15.27       $  15.11       $  14.82     $  10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                  (.03)           (.07)          (.10)          (.05)        (.04)
Net realized and unrealized gain (loss)              4.94            (.17)           .27           1.13         4.88
                                                 ---------------------------------------------------------------------
Total from investment operations                     4.91            (.24)           .17           1.08         4.84
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Distributions from net realized gain                   --              --           (.01)          (.79)        (.02)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  19.94        $  15.03       $  15.27       $  15.11     $  14.82
                                                 =====================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  32.67%          (1.57)%         1.11%          7.90%       48.48%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 14,714        $  7,637       $  1,619       $      2     $      1
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 11,428        $  3,460       $    813       $      2     $      1
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                         0.06%           0.00%          0.01%         (0.23)%      (0.37)%
Total expenses                                       0.70%           0.79%          0.97%          0.89%        1.18%
Expenses after payments and waivers
and reduction to custodian expenses                   N/A 4           N/A 4         0.93%           N/A 4        N/A 4
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               127%            117%           134%           181%         108%

1. For the period from August 2, 1999 (commencement of operations) to June 30,
2000.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  54 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Small Cap Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities
(including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

                  55 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES Continued

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange.
Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the
Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

                  56 | OPPENHEIMER MAIN STREET SMALL CAP FUND

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
           UNDISTRIBUTED    UNDISTRIBUTED    ACCUMULATED     OTHER INVESTMENTS
           NET INVESTMENT       LONG-TERM           LOSS    FOR FEDERAL INCOME
           INCOME                    GAIN   CARRYFORWARD 1        TAX PURPOSES
           -------------------------------------------------------------------
           $--               $113,598,391            $--          $407,085,153

1. During the fiscal year ended June 30, 2004, the Fund utilized $70,002,232 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for June 30, 2004. Net assets of the
Fund were unaffected by the reclassifications.

                                                                 REDUCTION TO
                                             REDUCTION TO     ACCUMULATED NET
                 INCREASE TO PAID-IN      ACCUMULATED NET    REALIZED GAIN ON
                 CAPITAL                  INVESTMENT LOSS          INVESTMENTS 2
                 ---------------------------------------------------------------
                 $262,557                     $12,716,726          $12,979,283

2. $13,062,750, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

No distributions were paid during the years ended June 30, 2004 and June 30,
2003.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities     $1,825,267,004
                                                    ===============
                 Gross unrealized appreciation      $  429,416,346
                 Gross unrealized depreciation         (22,331,193)
                                                    ---------------
                 Net unrealized appreciation        $  407,085,153
                                                    ===============

                  57 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES Continued

TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund does purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                  58 | OPPENHEIMER MAIN STREET SMALL CAP FUND

--------------------------------------------------------------------------------

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                         YEAR ENDED JUNE 30, 2004              YEAR ENDED JUNE 30, 2003
                       SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------

CLASS A
Sold               32,939,499       $ 598,701,241        28,842,216       $ 373,711,631
Redeemed          (12,136,242)       (219,767,881)      (23,218,757)       (300,759,912)
                  ---------------------------------------------------------------------
Net increase       20,803,257       $ 378,933,360         5,623,459       $  72,951,719
                  =====================================================================

---------------------------------------------------------------------------------------
CLASS B
Sold                6,984,210       $ 120,455,940         9,370,965       $ 119,637,485
Redeemed           (4,345,520)        (75,928,395)       (5,642,090)        (71,004,554)
                  ---------------------------------------------------------------------
Net increase        2,638,690       $  44,527,545         3,728,875       $  48,632,931
                  =====================================================================

---------------------------------------------------------------------------------------
CLASS C
Sold                8,263,691       $ 143,367,935         8,888,859       $ 113,501,879
Redeemed           (3,529,199)        (62,352,555)       (4,846,737)        (60,459,213)
                  ---------------------------------------------------------------------
Net increase        4,734,492       $  81,015,380         4,042,122       $  53,042,666
                  =====================================================================

---------------------------------------------------------------------------------------
CLASS N
Sold                2,411,657       $  43,148,843         2,316,468       $  29,545,217
Redeemed             (855,151)        (15,493,117)         (459,607)         (5,937,965)
                  ---------------------------------------------------------------------
Net increase        1,556,506       $  27,655,726         1,856,861       $  23,607,252
                  =====================================================================

---------------------------------------------------------------------------------------
CLASS Y
Sold                  477,927       $   8,743,537           491,287       $   6,261,675
Redeemed             (248,379)         (4,387,045)          (89,058)         (1,171,217)
                  ---------------------------------------------------------------------
Net increase          229,548       $   4,356,492           402,229       $   5,090,458
                  =====================================================================

--------------------------------------------------------------------------------

3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2004, were
$2,697,938,742 and $2,187,267,462, respectively.

--------------------------------------------------------------------------------

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66%
of the next $200 million and 0.60% of average annual net assets in excess of
$800 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

                  59 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended June 30, 2004, the Fund paid
$4,601,748 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B shares and on Class C shares and 0.25% per year on Class N shares. The
Distributor also receives a service fee of up to 0.25% per year under each plan.
If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the
Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The
Distributor's aggregate uncompensated expenses under the plan at June 30, 2004 for Class B, Class C and Class N shares were $7,850,039, $4,289,234 and
$1,149,185, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

                  60 | OPPENHEIMER MAIN STREET SMALL CAP FUND

SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                       CLASS A         CLASS B         CLASS C         CLASS N
                       CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                     FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                 SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                   RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
 YEAR ENDED        DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
----------------------------------------------------------------------------------------------

 June 30, 2004      $1,170,448         $10,687        $669,259         $51,104         $87,171

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the
Manager paid the Fund $21,974, an amount equivalent to certain of such commissions incurred in prior years.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended June 30, 2004, OFS waived $5,541, $9,727, $4,002 and
$58,914 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------

5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of June 30, 2004, the Fund had no outstanding foreign currency contracts.

                  61 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. ILLIQUID OR RESTRICTED SECURITIES

As of June 30, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than
10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 2004 was $2,667,460, which represents 0.12% of the Fund's net assets, of which $1,114,613 is considered restricted. Information concerning restricted securities is as follows:

                                                       VALUATION
                           ACQUISITION                     AS OF      UNREALIZED
SECURITY                          DATE      COST   JUNE 30, 2004    APPRECIATION
--------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Esprit Exploration Ltd.         6/4/02  $784,403      $1,114,613        $330,210

--------------------------------------------------------------------------------

7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of June 30, 2004, the
Fund had on loan securities valued at approximately $404,629,000. Cash of
$410,325,548 was received as collateral for the loans, and has been invested in approved instruments.

INFORMATION AND SERVICES

For More Information on Oppenheimer Main Street Small Cap
Fund(R)
The following additional information about the Fund is
available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes
additional information about the Fund's investment
policies, risks, and operations. It is incorporated by
reference into this Prospectus (which means it is legally
part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information
about the Fund's investments and performance is available
in the Fund's Annual and Semi-Annual Reports to
shareholders. The Annual Report includes a discussion of
market conditions and investment strategies that
significantly affected the Fund's performance during its
last fiscal year.

How to Get More Information
You can request the Statement of Additional Information,
the Annual and Semi-Annual Reports, the notice explaining
the Fund's privacy policy and other information about the
Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.525-7048
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or read or
                              down-load documents on the OppenheimerFunds
                              website: WWW.OPPENHEIMERFUNDS.COM
                                       ------------------------
------------------------------------------------------------------------------

Information about the Fund including the Statement of
Additional Information can be reviewed and copied at the
SEC's Public Reference Room in Washington, D.C. Information
on the operation of the Public Reference Room may be
obtained by calling the SEC at 1.202.942.8090.  Reports and
other information about the Fund are available on the EDGAR
database on the SEC's Internet website at WWW.SEC.GOV.
                                          -----------
Copies may be obtained after payment of a duplicating fee
by electronic request at the SEC's e-mail address:
publicinfo@sec.gov or by writing to the SEC's Public
Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about
the Fund or to make any representations about the Fund
other than what is contained in this Prospectus. This
Prospectus is not an offer to sell shares of the Fund, nor
a solicitation of an offer to buy shares of the Fund, to
any person in any state or other jurisdiction where it is
unlawful to make such an offer.

The Fund's shares are distributed by:                [logo]
OppenheimerFunds Distributor, Inc.
The Fund's SEC File No. 811-09333
PR0847.001.0804
Printed on recycled paper

                 APPENDIX TO PROSPECTUS OF
          Oppenheimer Main Street Small Cap Fund(R)

      Graphic Material included in the Prospectus of
Oppenheimer Main Street Small Cap Fund(R)"Annual Total
Returns (Class A) (% as of 12/31 each year)":

      A bar chart will be included in the Prospectus of
Oppenheimer Main Street Small Cap Fund(R)depicting the
annual total returns of a hypothetical investment in Class
A shares of the Fund for each of the two most recent
calendar year ends, without deducting sales charges. Set
forth below are the relevant data points that will appear
on the bar chart.

Calendar                            Oppenheimer Main Street
Year                                Small Cap Fund(R)
Ended                               Class A Shares
-----                               --------------

12/31/00                                   10.15%
12/31/01                                   12.93%
12/31/02                                  -15.98%
12/31/03                                   46.49%

STATEMENT OF ADDITIONAL INFORMATION

Oppenheimer Main Street Small Cap Fund(R)
6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated August 27, 2004

      This Statement of Additional Information is not a
Prospectus. This document contains additional information
about the Fund and supplements information in the
Prospectus dated August 27, 2004. It should be read
together with the Prospectus. You can obtain the Prospectus
by writing to the Fund's Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by
calling the Transfer Agent at the toll-free number shown
above, or by downloading it from the OppenheimerFunds
Internet website at www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund
Additional  Information About the Fund's Investment Policies

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional  Information About the Fund's Investment Policies
and Risks

      The investment objective, the principal investment
policies and the main risks of the Fund are described in
the Prospectus. This Statement of Additional Information
contains supplemental information about those policies and
risks and the types of securities that the Fund's
investment Manager, OppenheimerFunds, Inc., can select for
the Fund. Additional information is also provided about the
strategies that the Fund may use to try to achieve its
objective.

The Fund's Investment Policies. The composition of the
Fund's portfolio and the techniques and strategies that the
Fund's Manager may use in selecting portfolio securities
will vary over time. The Fund is not required to use all of
the investment techniques and strategies described below at
all times in seeking its goal. It may use some of the
special investment techniques and strategies at some times
or not at all.

      |X| Investments in Small-Cap Equity Securities. The
Fund focuses its investments in equity securities of small
market capitalization ("small cap") growth and/or
undervalued U.S. companies. Equity securities include
common stocks, preferred stocks, rights and warrants, and
securities convertible into common stock. The Fund's
investments primarily include stocks of companies having a
market capitalization of up to $3 billion.

      The Fund can also hold a portion of its assets in
securities of issuers having a larger market
capitalization. Although under normal market conditions,
the Fund will invest at least 80% of its net assets
(including any borrowings for investment purposes) in
equity securities having small market capitalization, at
times, in the Manager's view, the market may favor or
disfavor securities of issuers of a particular
capitalization range.

      Current income is not a criterion used to select
portfolio securities. However, certain debt securities may
be selected for the Fund's portfolio for defensive purposes
(including debt securities that the Manager believes may
offer some opportunities for capital appreciation when
stocks are disfavored). Other debt securities may be
selected because they are convertible into common stock, as
discussed below in "Convertible Securities."

            |_|   Over-the-Counter Securities. Securities
of small-cap issuers may be traded on securities exchanges
or in the over-the-counter market. The over-the-counter
markets, both in the U.S. and abroad, may have less
liquidity than securities exchanges. That can affect the
price the Fund is able to obtain when it wants to sell a
security.

      Small-cap companies may offer greater opportunities
for capital appreciation than securities of large, more
established companies. However, these securities also
involve greater risks than securities of larger companies.
Securities of small-cap issuers may be subject to greater
price volatility in general than securities of large-cap
and mid-cap companies. Therefore, to the degree that the
Fund has investments in smaller capitalization companies at
times of market volatility, the Fund's share price may
fluctuate more. As noted below, the Fund limits its
investments in unseasoned small cap issuers.
            |_|   Convertible Securities. While some
convertible securities are a form of debt security, in many
cases their conversion feature (allowing conversion into
equity securities) causes them to be regarded by the
Manager more as "equity equivalents." As a result, the
rating assigned to the security has less impact on the
Manager's investment decision with respect to convertible
debt securities than in the case of non-convertible fixed
debt income securities. To determine whether convertible
securities should be regarded as "equity equivalents," the
Manager examines the following factors:
(1)   whether, at the option of the investor, the
               convertible security can be exchanged for a
               fixed number of shares of common stock of
               the issuer,
(2)   whether the issuer of the convertible securities has
               restated its earnings per share of common
               stock on a fully diluted basis (considering
               the effect of conversion of the convertible
               securities), and
(3)   the extent to which the convertible security may be a
               defensive "equity substitute," providing the
               ability to participate in any appreciation
               in the price of the issuer's common stock.

      Convertible securities rank senior to common stock in
a corporation's capital structure and therefore are subject
to less risk than common stock in case of the issuer's
bankruptcy or liquidation.

      The value of a convertible security is a function of
its "investment value" and its "conversion value." If the
investment value exceeds the conversion value, the security
will behave more like a debt security, and the security's
price will likely increase when interest rates fall and
decrease when interest rates rise. If the conversion value
exceeds the investment value, the security will behave more
like an equity security: it will likely sell at a premium
over its conversion value, and its price will tend to
fluctuate directly with the price of the underlying
security.

      The Fund has no limitations on the ratings of the
convertible debt securities that it can buy. They can
include securities that are investment grade or below
investment grade. Securities that are below investment
grade (whether they are rated by a nationally-recognized
rating organization or are unrated securities that the
Manager deems to be below investment grade) have greater
risks of default than investment grade securities.
Additionally, debt securities are subject to interest rate
risk. Their values tend to fall when interest rates rise.
The Fund does not anticipate that it will invest a
substantial amount of its assets in these types of
securities.

            |_|   Rights and Warrants. The Fund can invest
up to 5% of its total assets in warrants or rights. That 5%
limit does not apply to warrants and rights the Fund has
acquired as part of units of securities or that are
attached to other securities that the Fund buys. Warrants
basically are options to purchase equity securities at
specific prices valid for a specific period of time. Their
prices do not necessarily move parallel to the prices of
the underlying securities. Rights are similar to warrants,
but normally have a short duration and are distributed
directly by the issuer to its shareholders. Rights and
warrants have no voting rights, receive no dividends and
have no rights with respect to the assets of the issuer.

            |_|   Preferred Stock. Preferred stock, unlike
common stock, has a stated dividend rate payable from the
corporation's earnings. Preferred stock dividends may be
cumulative or non-cumulative. "Cumulative" dividend
provisions require all or a portion of prior unpaid
dividends to be paid before dividends can be paid on the
issuer's common stock. Preferred stock may be
"participating" stock, which means that it may be entitled
to a dividend exceeding the stated dividend in certain
cases.

      If interest rates rise, the fixed dividend on
preferred stocks may be less attractive, causing the price
of preferred stocks to decline. Preferred stock may have
mandatory sinking fund provisions, as well as provisions
allowing calls or redemptions prior to maturity, which can
also have a negative impact on prices when interest rates
decline. Preferred stock generally has a preference over
common stock on the distribution of a corporation's assets
in the event of liquidation of the corporation. The rights
of preferred stock on distribution of a corporation's
assets in the event of a liquidation are generally
subordinate to the rights associated with a corporation's
debt securities.

      |X|   Foreign Securities. Although the Fund intends
to focus its investments in U.S. securities, it can
purchase equity securities issued or guaranteed by foreign
companies. "Foreign securities" include equity and debt
securities of companies organized under the laws of
countries other than the United States. They may be traded
on foreign securities exchanges or in the foreign
over-the-counter markets.

      Securities of foreign issuers that are represented by
American Depository Receipts or that are listed on a U.S.
securities exchange or traded in the U.S. over-the-counter
markets are not considered "foreign securities" for the
purpose of the Fund's investment allocations. That is
because they are not subject to many of the special
considerations and risks, discussed below, that apply to
foreign securities traded and held abroad.

      Investing in foreign securities offers potential
benefits not available from investing solely in securities
of domestic issuers. They include the opportunity to invest
in foreign issuers that appear to offer growth potential,
or in foreign countries with economic policies or business
cycles different from those of the U.S., or to reduce
fluctuations in portfolio value by taking advantage of
foreign stock markets that do not move in a manner parallel
to U.S. markets. The Fund will hold foreign currency only
in connection with the purchase or sale of foreign
securities.

            |_|   Risks of Foreign Investing. Investments
in foreign securities may offer special opportunities for
investing but also present special additional risks and
considerations not typically associated with investments in
domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to
               changes in currency rates or currency
               control regulations (for example, currency
               blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial
               reporting standards in foreign countries
               comparable to those applicable to domestic
               issuers;
o     less volume on foreign exchanges than on U.S.
               exchanges;
o     greater volatility and less liquidity on foreign
               markets than in the U.S.;
o     less governmental regulation of foreign issuers,
               stock exchanges and brokers than in the
               U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio
               transactions or loss of certificates for
               portfolio securities;
o     possibilities in some countries of expropriation,
               confiscatory taxation, political, financial
               or social instability or adverse diplomatic
               developments; and
o     unfavorable differences between the U.S. economy and
               foreign economies.
      In the past, U.S. government policies have
 discouraged certain investments abroad by U.S. investors,
 through taxation or other restrictions, and it is possible
 that such restrictions could be re-imposed.

            |_|   Special Risks of Emerging Markets.
Emerging and developing markets abroad may also offer
special opportunities for growth investing but have greater
risks than more developed foreign markets, such as those in
Europe, Canada, Australia, New Zealand and Japan. There may
be even less liquidity in their securities markets, and
settlements of purchases and sales of securities may be
subject to additional delays. They are subject to greater
risks of limitations on the repatriation of income and
profits because of currency restrictions imposed by local
governments. Those countries may also be subject to the
risk of greater political and economic instability, which
can greatly affect the volatility of prices of securities
in those countries.

         |X|      Passive Foreign Investment Companies.
Some securities of corporations domiciled outside the U.S.
which the Fund may purchase, may be considered passive
foreign investment companies ("PFICs") under U.S. tax laws.
PFICs are those foreign corporations which generate
primarily passive income. They tend to be growth companies
or "start-up" companies. For federal tax purposes, a
corporation is deemed a PFIC if 75% or more of the foreign
corporation's gross income for the income year is passive
income or if 50% or more of its assets are assets that
produce or are held to produce passive income. Passive
income is further defined as any income to be considered
foreign personal holding company income within the subpart
F provisions defined by IRCss.954.

      Investing in PFICs involves the risks associated with
investing in foreign securities, as described above. There
are also the risks that the Fund may not realize that a
foreign corporation it invests in is a PFIC for federal tax
purposes. Federal tax laws impose severe tax penalties for
failure to properly report investment income from PFICs.
Following industry standards, the Fund makes every effort
to ensure compliance with federal tax reporting of these
investments. PFICs are considered foreign securities for
the purposes of the Fund's minimum percentage requirements
or limitations of investing in foreign securities.

      |X|   Portfolio Turnover. "Portfolio turnover"
describes the rate at which the Fund traded its portfolio
securities during its last fiscal year. For example, if a
fund sold all of its securities during the year, its
portfolio turnover rate would have been 100% annually. The
Fund's portfolio turnover rate will fluctuate from year to
year, and the Fund can have a portfolio turnover rate of
100% or more. Portfolio turnover rates for the fiscal year
ended June 30, 2001 reflect a period effected by extreme
economic and market factors. By comparison, portfolio
turnover rates for the fiscal year ended June 30, 2003
reflect a period of increased economic and market stability.
      Increased portfolio turnover creates higher brokerage
and transaction costs for the Fund, which may reduce its
overall performance. Additionally, the realization of
capital gains from selling portfolio securities may result
in distributions of taxable long-term capital gains to
shareholders, since the Fund will normally distribute all
of its capital gains realized each year, to avoid excise
taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its
objective, the Fund from time to time can employ the types
of investment strategies and investments described below.
It is not required to use all of these strategies at all
times, and at times may not use them.

      |X|   Investing in Unseasoned Companies. The Fund can
invest in securities of unseasoned companies. These are
companies that have been in operation for less than three
years, including the operations of any predecessors.
Securities of these companies may be subject to volatility
in their prices. They might have a limited trading market,
which could adversely affect the Fund's ability to dispose
of them and could reduce the price the Fund might be able
to obtain for them. Other investors that own a security
issued by an unseasoned issuer for which there is limited
liquidity might trade the security when the Fund is
attempting to dispose of its holdings of that security. In
that case the Fund might receive a lower price for its
holdings than might otherwise be obtained. The Fund
currently does not intend to invest more than 20% of its
net assets in those securities.

      |X|   Repurchase Agreements. The Fund can acquire
securities subject to repurchase agreements. It might do so
for liquidity purposes to meet anticipated redemptions of
Fund shares, or pending the investment of the proceeds from
sales of Fund shares, or pending the settlement of
portfolio securities transactions, or for temporary
defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security
from, and simultaneously resells it to, an approved vendor
for delivery on an agreed-upon future date. The resale
price exceeds the purchase price by an amount that reflects
an agreed-upon interest rate effective for the period
during which the repurchase agreement is in effect.
Approved vendors include U.S. commercial banks, U.S.
branches of foreign banks, or broker-dealers that have been
designated as primary dealers in government securities.
They must meet credit requirements set by the Manager from
time to time.

      The majority of these transactions run from day to
day, and delivery pursuant to the resale typically occurs
within one to five days of the purchase. Repurchase
agreements having a maturity beyond seven days are subject
to the Fund's limits on holding illiquid investments. The
Fund will not enter into a repurchase agreement that causes
more than 10% of its net assets to be subject to repurchase
agreements having a maturity beyond seven days (the Board
may increase that limit to 15%). There is no limit on the
amount of the Fund's net assets that may be subject to
repurchase agreements having maturities of seven days or
less.

      Repurchase agreements, considered "loans" under the
Investment Company Act, are collateralized by the
underlying security. The Fund's repurchase agreements
require that at all times while the repurchase agreement is
in effect, the value of the collateral must equal or exceed
the repurchase price to fully collateralize the repayment
obligation. However, if the vendor fails to pay the resale
price on the delivery date, the Fund may incur costs in
disposing of the collateral and may experience losses if
there is any delay in its ability to do so. The Manager
will monitor the vendor's creditworthiness to confirm that
the vendor is financially sound and will continuously
monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission (the "SEC"), the Fund,
along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or
more joint repurchase accounts. These balances are invested
in one or more repurchase agreements, secured by U.S.
government securities. Securities that are pledged as
collateral for repurchase agreements are held by a
custodian bank until the agreements mature. Each joint
repurchase arrangement requires that the market value of
the collateral be sufficient to cover payments of interest
and principal; however, in the event of default by the
other party to the agreement, retention or sale of the
collateral may be subject to legal proceedings.

      |X|   Illiquid and Restricted Securities. Under the
policies and procedures established by the Fund's Board of
Trustees, the Manager determines the liquidity of certain
of the Fund's investments. To enable the Fund to sell its
holdings of a restricted security not registered under the
Securities Act of 1933, the Fund may have to cause those
securities to be registered. The expenses of registering
restricted securities may be negotiated by the Fund with
the issuer at the time the Fund buys the securities. When
the Fund must arrange registration because the Fund wishes
to sell the security, a considerable period may elapse
between the time the decision is made to sell the security
and the time the security is registered so that the Fund
could sell it. The Fund would bear the risks of any
downward price fluctuation during that period.

      The Fund can also acquire restricted securities
through private placements. Those securities have
contractual restrictions on their public resale. Those
restrictions might limit the Fund's ability to dispose of
the securities and might lower the amount the Fund could
realize upon the sale.

      The Fund has limitations that apply to purchases of
restricted securities, as stated in the Prospectus. Those
percentage restrictions do not limit purchases of
restricted securities that are eligible for sale to
qualified institutional purchasers under Rule 144A of the
Securities Act of 1933, if those securities have been
determined to be liquid by the Manager under Board-approved
guidelines. Those guidelines take into account the trading
activity for such securities and the availability of
reliable pricing information, among other factors. If there
is a lack of trading interest in a particular Rule 144A
security, the Fund's holdings of that security may be
considered to be illiquid.

      Illiquid securities include repurchase agreements
maturing in more than seven days and participation
interests that do not have puts exercisable within seven
days.

      |X|   Investment in Other Investment Companies. The
Fund can also invest in the securities of other investment
companies, which can include open-end funds, closed-end
funds and unit investment trusts, subject to the limits set
forth in the Investment Company Act that apply to those
types of investments.  For example, the Fund can invest in
Exchange-Traded Funds, which are typically open-end funds
or unit investment trusts, listed on a stock exchange.  The
Fund might do so as a way of gaining exposure to the
segments of the equity or fixed-income markets represented
by the Exchange-Traded Funds' portfolio, at times when the
Fund may not be able to buy those portfolio securities
directly.

      Investing in another investment company may involve
the payment of substantial premiums above the value of such
investment company's portfolio securities and is subject to
limitations under the Investment Company Act.  The Fund
does not intend to invest in other investment companies
unless the Manager believes that the potential benefits of
the investment justify the payment of any premiums or sales
charges.  As a shareholder of an investment company, the
Fund would be subject to its ratable share of that
investment company's expenses, including its advisory and
administration expenses.

      |X| Loans of Portfolio Securities.  To raise cash for
liquidity purposes, the Fund can lend its portfolio
securities to brokers, dealers and other types of financial
institutions approved by the Fund's Board of Trustees.

      The Fund may lend its portfolio securities pursuant
to the Securities Lending Agreement (the "Securities
Lending Agreement") with JP Morgan Chase, subject to the
restrictions stated in the Prospectus.  The Fund will lend
such portfolio securities to attempt to increase their
income.  Under the Securities Lending Agreement and
applicable regulatory requirements (which are subject to
change), the loan collateral must, on each business day, be
at least equal to the value of the loaned securities and
must consist of cash, bank letters of credit or securities
of the U.S. Government (or its agencies or
instrumentalities), or other cash equivalents in which the
Fund is permitted to invest.  To be acceptable as
collateral, letters of credit must obligate a bank to pay
to JP Morgan Chase, as agent, amounts demanded by the Fund
if the demand meets the terms of the letter.  Such terms of
the letter of credit and the issuing bank must be
satisfactory to JP Morgan Chase and the Fund.  The Fund
will receive, pursuant to the Securities Lending Agreement,
80% of all annual net income (i.e., net of rebates to the
Borrower) from securities lending transactions.  JP Morgan
Chase has agreed, in general, to guarantee the obligations
of borrowers to return loaned securities and to be
responsible for expenses relating to securities lending.
The Fund will be responsible, however, for risks associated
with the investment of cash collateral, including the risk
that the issuer of the security in which the cash
collateral has been invested in defaults.  The Securities
Lending Agreement may be terminated by either JP Morgan
Chase or the Fund on 30 days' written notice.  The terms of
the Fund's loans must also meet applicable tests under the
Internal Revenue Code and permit the Fund to reacquire
loaned securities on five business days' notice or in time
to vote on any important matter.

      There are some risks in connection with securities
lending. The Fund might experience a delay in receiving
additional collateral to secure a loan, or a delay in
recovery of the loaned securities if the borrower defaults.
The Fund must receive collateral for a loan. Under current
applicable regulatory requirements (which are subject to
change), on each business day the loan collateral must be
at least equal to the value of the loaned securities. It
must consist of cash, bank letters of credit, securities of
the U.S. government or its agencies or instrumentalities,
or other cash equivalents in which the Fund is permitted to
invest. To be acceptable as collateral, letters of credit
must obligate a bank to pay amounts demanded by the Fund if
the demand meets the terms of the letter. The terms of the
letter of credit and the issuing bank both must be
satisfactory to the Fund.

      When it lends securities, the Fund receives amounts
equal to the dividends or interest on loaned securities. It
also receives one or more of (a) negotiated loan fees, (b)
interest on securities used as collateral, and (c) interest
on any short-term debt securities purchased with such loan
collateral. Either type of interest may be shared with the
borrower. The Fund may also pay reasonable finder's,
custodian and administrative fees in connection with these
loans. The terms of the Fund's loans must meet applicable
tests under the Internal Revenue Code and must permit the
Fund to reacquire loaned securities on five days' notice or
in time to vote on any important matter.

       |  Borrowing.  The Fund has the ability to borrow
from banks on an unsecured basis to invest the borrowed
funds in portfolio securities. This speculative technique
is known as "leverage." The Fund may not borrow money,
except to the extent permitted under the Investment Company
Act, the rules or regulations thereunder or any exemption
therefrom that is applicable to the Fund, as such statute,
rules or regulations may be amended or interpreted from
time to time.

       Notwithstanding interfund borrowing described below,
currently, under the Investment Company Act, a mutual fund
may borrow only from banks and the maximum amount it may
borrow is up to one-third of its total assets (including
the amount borrowed) less all liabilities and indebtedness
other than borrowing, except that a fund may borrow up to
5% of its total assets for temporary purposes from any
person.  Under the Investment Company Act, there is a
rebuttable presumption that a loan is temporary if it is
repaid within 60 days and not extended or renewed.  As a
matter of fundamental policy, the Fund is authorized to
borrow up to 33 1/3% of its total assets.  During periods
of substantial borrowings, the value of the Fund's assets
would be reduced due to the added expense of interest on
borrowed monies.  The Fund is authorized to borrow, and to
pledge assets to secure such borrowings, up to the maximum
extent permissible under the Investment Company Act (i.e.,
presently 50% of net assets).  Any such borrowing will be
made only pursuant to the requirements of the Investment
Company Act and will be made only to the extent that the
value of each Fund's assets less its liabilities, other
than borrowings, is equal to at least 300% of all
borrowings including the proposed borrowing.

      If the value of a Fund's assets, so computed, should
fail to meet the 300% asset coverage requirement, the Fund
is required, within three days thereafter (not including
Sundays and holidays) to reduce its bank debt to the extent
necessary to meet such requirement and may have to sell a
portion of its investments at a time when independent
investment judgment would not dictate such sale.  Interest
on money borrowed is an expense the Fund would not
otherwise incur, so that it may have little or no net
investment income during periods of substantial
borrowings.  If it does borrow, its expenses will be
greater, other things being equal, than comparable funds
that do not borrow.  Since substantially all of a Fund's
assets fluctuate in value, but borrowing obligations are
fixed when the Fund has outstanding borrowings, the net
asset value per share of a Fund correspondingly will tend
to increase and decrease more when the Fund's assets
increase or decrease in value than would otherwise be the
case.

      |X|   Derivatives. The Fund can invest in a variety
of derivative investments to seek income for liquidity
needs or for hedging purposes. Some derivative investments
the Fund can use are the hedging instruments described
below in this Statement of Additional Information. However,
the Fund does not use, and does not currently contemplate
using, derivatives or hedging instruments to a significant
degree.

      Some of the derivative investments the Fund can use
include debt exchangeable for common stock of an issuer or
"equity-linked debt securities" of an issuer. At maturity,
the debt security is exchanged for common stock of the
issuer or it is payable in an amount based on the price of
the issuer's common stock at the time of maturity. Both
alternatives present a risk that the amount payable at
maturity will be less than the principal amount of the debt
because the price of the issuer's common stock might not be
as high as the Manager expected.

      |X|   Hedging.  The Fund can use hedging to attempt
to protect against declines in the market value of the
Fund's portfolio, to permit the Fund to retain unrealized
gains in the value of portfolio securities which have
appreciated, or to facilitate selling securities for
investment reasons. To do so, the Fund could:
         |_|      sell futures contracts,
         |_|      buy puts on futures or on securities, or
|_|   write covered calls on securities or futures. Covered
         calls can also be used to increase the Fund's
         income, but the Manager does not expect to engage
         extensively in that practice.

      The Fund might use hedging to establish a position in
the securities market as a temporary substitute for
purchasing particular securities. In that case, the Fund
would normally seek to purchase the securities and then
terminate that hedging position. The Fund might also use
this type of hedge to attempt to protect against the
possibility that its portfolio securities would not be
fully included in a rise in value of the market. To do so
the Fund could:
         |_|      buy futures, or
         |_|      buy calls on such futures or on
         securities.

      The Fund is not obligated to use hedging instruments,
even though it is permitted to use them in the Manager's
discretion, as described below. The Fund's strategy of
hedging with futures and options on futures will be
incidental to the Fund's activities in the underlying cash
market. The particular hedging instruments the Fund can use
are described below. The Fund may employ new hedging
instruments and strategies when they are developed, if
those investment methods are consistent with the Fund's
investment objective and are permissible under applicable
regulations governing the Fund. The Fund cannot purchase
securities on margin. However, the Fund can make margin
deposits in connection with any of the hedging instruments
permitted by any of its other policies.

           |_| Futures. The Fund can buy and sell futures
contracts that relate to (1) broadly-based stock indices
(these are called "stock index futures"), (2) other
broadly-based securities indices (these are referred to as
"financial futures"), (3) foreign currencies (these are
referred to as "forward contracts") and (4) an individual
stock ("single stock futures").

      A broadly-based stock index is used as the basis for
trading stock index futures. In some cases an index may be
based on stocks of issuers in a particular industry or
group of industries. A stock index assigns relative values
to the common stocks included in the index and its value
fluctuates in response to the changes in value of the
underlying stocks. A stock index cannot be purchased or
sold directly. Financial futures are similar contracts
based on the future value of the basket of securities that
comprise the index. These contracts obligate the seller to
deliver, and the purchaser to take, cash to settle the
futures transaction. There is no delivery made of the
underlying securities to settle the futures obligation.
Either party may also settle the transaction by entering
into an offsetting contract.

      A single stock future obligates the seller to deliver
(and the purchaser to take) cash or a specified equity
security to settle the futures transaction. Either party
could also enter into an offsetting contract to close out
the position. Single stock futures trade on a very limited
number of exchanges, with contracts typically not fungible
among the exchanges.

      No money is paid or received by the Fund on the
purchase or sale of a future. Upon entering into a futures
transaction, the Fund will be required to deposit an
initial margin payment with the futures commission merchant
(the "futures broker"). Initial margin payments will be
deposited with the Fund's custodian bank in an account
registered in the futures broker's name. However, the
futures broker can gain access to that account only under
specified conditions. As the future is marked to market
(that is, its value on the Fund's books is changed) to
reflect changes in its market value, subsequent margin
payments, called variation margin, will be paid to or by
the futures broker daily.

      At any time prior to expiration of the future, the
Fund may elect to close out its position by taking an
opposite position, at which time a final determination of
variation margin is made and any additional cash must be
paid by or released to the Fund. Any loss or gain on the
future is then realized by the Fund for tax purposes. All
futures transactions, except forward contracts, are
effected through a clearinghouse associated with the
exchange on which the contracts are traded.

            |_| Put and Call Options. The Fund can buy and
sell certain kinds of put options ("puts") and call options
("calls"). The Fund can buy and sell exchange-traded and
over-the-counter put and call options, including index
options, securities options, currency options, commodities
options, and options on the other types of futures
described above.

            |_| Writing Covered Call Options. The Fund can
write (that is, sell) calls. If the Fund sells a call
option, it must be covered. That means the Fund must own
the security subject to the call while the call is
outstanding, or, for certain types of calls, the call may
be covered by segregating liquid assets to enable the Fund
to satisfy its obligations if the call is exercised. Up to
25% of the Fund's total assets may be subject to calls the
Fund writes.

      When the Fund writes a call, it receives cash (a
premium). In writing calls on a security, the Fund agrees
to sell the underlying security to a purchaser of a
corresponding call on the same security during the call
period at a fixed exercise price regardless of market price
changes during the call period. The call period is usually
not more than nine months. The exercise price may differ
from the market price of the underlying security. The Fund
has the risk of loss that the price of the underlying
security may decline during the call period. That risk may
be offset to some extent by the premium the Fund receives.
If the value of the investment does not rise above the call
price, it is likely that the call will lapse without being
exercised. In that case the Fund would keep the cash
premium and the investment.

      When the Fund writes a call on an index, it also
receives a premium. If the buyer of the call exercises it,
the Fund will pay an amount of cash equal to the difference
between the closing price of the call and the exercise
price, multiplied by a specified multiple that determines
the total value of the call for each point of difference.
If the value of the underlying investment does not rise
above the call price, it is likely that the call will lapse
without being exercised. In that case the Fund would keep
the cash premium.

      The Fund's custodian bank, or a securities depository
acting for the custodian bank, will act as the Fund's
escrow agent, through the facilities of the Options
Clearing Corporation ("OCC"), as to the investments on
which the Fund has written calls traded on exchanges or as
to other acceptable escrow securities. In that way, no
margin will be required for such transactions. OCC will
release the securities on the expiration of the option or
when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC")
option, it will enter into an arrangement with a primary
U.S. government securities dealer which will establish a
formula price at which the Fund will have the absolute
right to repurchase that OTC option. The formula price will
generally be based on a multiple of the premium received
for the option, plus the amount by which the option is
exercisable below the market price of the underlying
security (that is, the option is "in the money"). When the
Fund writes an OTC option, it will treat as illiquid (for
purposes of its restriction on holding illiquid securities)
the mark-to-market value of any OTC option it holds, unless
the option is subject to a buy-back agreement by the
executing broker.

      To terminate its obligation on a call it has written,
the Fund may purchase a corresponding call in a "closing
purchase transaction."  The Fund will then realize a profit
or loss, depending upon whether the net of the amount of
the option transaction costs and the premium received on
the call the Fund wrote is more or less than the price of
the call the Fund purchases to close out the transaction.
The Fund may realize a profit if the call expires
unexercised, because the Fund will retain the underlying
security and the premium it received when it wrote the
call. Any such profits are considered short-term capital
gains for federal income tax purposes, as are the premiums
on lapsed calls. When distributed by the Fund they are
taxable as ordinary income. If the Fund cannot effect a
closing purchase transaction due to the lack of a market,
it will have to hold the callable securities until the call
expires or is exercised.

      The Fund may also write calls on a futures contract
without owning the futures contract or securities
deliverable under the contract. To do so, at the time the
call is written, the Fund must cover the call by
segregating an equivalent dollar amount of liquid assets on
its books. The Fund will identify additional liquid assets
on its books to cover the call if the value of the
identified assets drops below 100% of the current value of
the future. Because of this segregation requirement, in no
circumstances would the Fund's receipt of an exercise
notice as to that future require the Fund to deliver a
futures contract. It would simply put the Fund in a short
futures position, which is permitted by the Fund's hedging
policies.

            |_| Writing Put Options. The Fund can sell put
options. A put option on securities gives the purchaser the
right to sell, and the writer the obligation to buy, the
underlying investment at the exercise price during the
option period. The Fund will not write puts if, as a
result, more than 50% of the Fund's net assets would be
required to be identified on the Fund's books to cover such
put options.

      If the Fund writes a put, the put must be covered by
segregated liquid assets. The premium the Fund receives
from writing a put represents a profit, as long as the
price of the underlying investment remains equal to or
above the exercise price of the put. However, the Fund also
assumes the obligation during the option period to buy the
underlying investment from the buyer of the put at the
exercise price, even if the value of the investment falls
below the exercise price. If a put the Fund has written
expires unexercised, the Fund realizes a gain in the amount
of the premium less the transaction costs incurred. If the
put is exercised, the Fund must fulfill its obligation to
purchase the underlying investment at the exercise price.
That price will usually exceed the market value of the
investment at that time. In that case, the Fund may incur a
loss if it sells the underlying investment. That loss will
be equal to the sum of the sale price of the underlying
investment and the premium received minus the sum of the
exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure
its obligation to pay for the underlying security the Fund
will identify on its books liquid assets with a value equal
to or greater than the exercise price of the underlying
securities. The Fund therefore forgoes the opportunity of
investing the identified assets or writing calls against
those assets.

      As long as the Fund's obligation as the put writer
continues, it may be assigned an exercise notice by the
broker-dealer through which the put was sold. That notice
will require the Fund to take delivery of the underlying
security and pay the exercise price. The Fund has no
control over when it may be required to purchase the
underlying security, since it may be assigned an exercise
notice at any time prior to the termination of its
obligation as the writer of the put. That obligation
terminates upon expiration of the put. It may also
terminate if, before it receives an exercise notice, the
Fund effects a closing purchase transaction by purchasing a
put of the same series as it sold. Once the Fund has been
assigned an exercise notice, it cannot effect a closing
purchase transaction.

      The Fund may decide to effect a closing purchase
transaction to realize a profit on an outstanding put
option it has written or to prevent the underlying security
from being put. Effecting a closing purchase transaction
will also permit the Fund to write another put option on
the security, or to sell the security and use the proceeds
from the sale for other investments. The Fund will realize
a profit or loss from a closing purchase transaction
depending on whether the cost of the transaction is less or
more than the premium received from writing the put option.
Any profits from writing puts are considered short-term
capital gains for federal tax purposes, and when
distributed by the Fund, are taxable as ordinary income.

            |_| Purchasing Calls and Puts. The Fund can
purchase calls to protect against the possibility that the
Fund's portfolio will not participate in an anticipated
rise in the securities market. When the Fund buys a call
(other than in a closing purchase transaction), it pays a
premium. The Fund then has the right to buy the underlying
investment from a seller of a corresponding call on the
same investment during the call period at a fixed exercise
price. The Fund benefits only if it sells the call at a
profit or if, during the call period, the market price of
the underlying investment is above the sum of the call
price plus the transaction costs and the premium paid for
the call and the Fund exercises the call. If the Fund does
not exercise the call or sell it (whether or not at a
profit), the call will become worthless at its expiration
date. In that case the Fund will have paid the premium but
lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the
underlying investment in its portfolio. When the Fund
purchases a put, it pays a premium and, except as to puts
on indices, has the right to sell the underlying investment
to a seller of a put on a corresponding investment during
the put period at a fixed exercise price. Buying a put on
securities or futures the Fund owns enables the Fund to
attempt to protect itself during the put period against a
decline in the value of the underlying investment below the
exercise price by selling the underlying investment at the
exercise price to a seller of a corresponding put. If the
market price of the underlying investment is equal to or
above the exercise price and, as a result, the put is not
exercised or resold, the put will become worthless at its
expiration date. In that case the Fund will have paid the
premium but lost the right to sell the underlying
investment. However, the Fund may sell the put prior to its
expiration. That sale may or may not be at a profit.

      Buying a put on an  investment  the Fund  does not own
(such as an index or future)  permits the Fund to resell the put or to buy the  underlying  investment and sell it at the exercise price.  The resale price will vary inversely to the price of the underlying  investment.  If the market price of the  underlying  investment is above the exercise price and, as a result,  the put is not exercised,  the put will become worthless on its expiration date.

      When the Fund purchases a call or put on an index or
future, it pays a premium, but settlement is in cash rather
than by delivery of the underlying investment to the Fund.
Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market
generally) rather than on price movements in individual
securities or futures contracts.

      The Fund may buy a call or put only if, after the
purchase, the value of all call and put options held by the
Fund will not exceed 5% of the Fund's total assets.

            |_| Buying and Selling Options on Foreign
Currencies. The Fund can buy and sell calls and puts on
foreign currencies. They include puts and calls that trade
on a securities or commodities exchange or in the
over-the-counter markets or are quoted by major recognized
dealers in such options. The Fund could use these calls and
puts to try to protect against declines in the dollar value
of foreign securities and increases in the dollar cost of
foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value
of a foreign currency in which securities to be acquired
are denominated, the increased cost of those securities may
be partially offset by purchasing calls or writing puts on
that foreign currency. If the Manager anticipates a decline
in the dollar value of a foreign currency, the decline in
the dollar value of portfolio securities denominated in
that currency might be partially offset by writing calls or
purchasing puts on that foreign currency. However, the
currency rates could fluctuate in a direction adverse to
the Fund's position. The Fund will then have incurred
option premium payments and transaction costs without a
corresponding benefit.

      A call the Fund writes on a foreign currency is
"covered" if the Fund owns the underlying foreign currency
covered by the call or has an absolute and immediate right
to acquire that foreign currency without additional cash
consideration (or it can do so for additional cash
consideration held in a segregated account by its custodian
bank) upon conversion or exchange of other foreign currency
held in its portfolio.

      The Fund could write a call on a foreign currency to
provide a hedge against a decline in the U.S. dollar value
of a security which the Fund owns or has the right to
acquire and which is denominated in the currency underlying
the option. That decline might be one that occurs due to an
expected adverse change in the exchange rate. This is known
as a "cross-hedging" strategy. In those circumstances, the
Fund covers the option by identifying on its books liquid
assets in an amount equal to the exercise price of the
option.

            |_| Risks of Hedging with Options and Futures.
The use of hedging instruments requires special skills and
knowledge of investment techniques that are different than
what is required for normal portfolio management. If the
Manager uses a hedging instrument at the wrong time or
judges market conditions incorrectly, hedging strategies
may reduce the Fund's return. The Fund could also
experience losses if the prices of its futures and options
positions were not correlated with its other investments.

      The Fund's option activities could affect its
portfolio turnover rate and brokerage commissions. The
exercise of calls written by the Fund might cause the Fund
to sell related portfolio securities, thus increasing its
turnover rate. The exercise by the Fund of puts on
securities will cause the sale of underlying investments,
increasing portfolio turnover. Although the decision
whether to exercise a put it holds is within the Fund's
control, holding a put might cause the Fund to sell the
related investments for reasons that would not exist in the
absence of the put.

      The Fund could pay a brokerage commission each time
it buys a call or put, sells a call or put, or buys or
sells an underlying investment in connection with the
exercise of a call or put. Those commissions could be
higher on a relative basis than the commissions for direct
purchases or sales of the underlying investments. Premiums
paid for options are small in relation to the market value
of the underlying investments. Consequently, put and call
options offer large amounts of leverage. The leverage
offered by trading in options could result in the Fund's
net asset value being more sensitive to changes in the
value of the underlying investment.

      If a covered call written by the Fund is exercised on
an investment that has increased in value, the Fund will be
required to sell the investment at the call price. It will
not be able to realize any profit if the investment has
increased in value above the call price.

      An option position may be closed out only on a market
that provides secondary trading for options of the same
series, and there is no assurance that a liquid secondary
market will exist for any particular option. The Fund might
experience losses if it could not close out a position
because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling
futures or purchasing puts on broadly-based indices or
futures to attempt to protect against declines in the value
of the Fund's portfolio securities. The risk is that the
prices of the futures or the applicable index will
correlate imperfectly with the behavior of the cash prices
of the Fund's securities. For example, it is possible that
while the Fund has used hedging instruments in a short
hedge, the market might advance and the value of the
securities held in the Fund's portfolio might decline. If
that occurred, the Fund would lose money on the hedging
instruments and also experience a decline in the value of
its portfolio securities. However, while this could occur
for a very brief period or to a very small degree, over
time the value of a diversified portfolio of securities
will tend to move in the same direction as the indices upon
which the hedging instruments are based.

      The risk of imperfect correlation increases as the
composition of the Fund's portfolio diverges from the
securities included in the applicable index. To compensate
for the imperfect correlation of movements in the price of
the portfolio securities being hedged and movements in the
price of the hedging instruments, the Fund might use
hedging instruments in a greater dollar amount than the
dollar amount of portfolio securities being hedged. It
might do so if the historical volatility of the prices of
the portfolio securities being hedged is more than the
historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and
futures markets are subject to distortions, due to
differences in the nature of those markets. First, all
participants in the futures market are subject to margin
deposit and maintenance requirements. Rather than meeting
additional margin deposit requirements, investors may close
futures contracts through offsetting transactions which
could distort the normal relationship between the cash and
futures markets. Second, the liquidity of the futures
market depends on participants entering into offsetting
transactions rather than making or taking delivery. To the
extent participants decide to make or take delivery,
liquidity in the futures market could be reduced, thus
producing distortion. Third, from the point of view of
speculators, the deposit requirements in the futures market
are less onerous than margin requirements in the securities
markets. Therefore, increased participation by speculators
in the futures market may cause temporary price
distortions.

      The Fund can use hedging instruments to establish a
position in the securities markets as a temporary
substitute for the purchase of individual securities (long
hedging) by buying futures and/or calls on such futures,
broadly-based indices or on securities. It is possible that
when the Fund does so the market might decline. If the Fund
then concludes not to invest in securities because of
concerns that the market might decline further or for other
reasons, the Fund will realize a loss on the hedging
instruments that is not offset by a reduction in the price
of the securities purchased.

            |_| Forward Contracts. Forward contracts are
foreign currency exchange contracts. They are used to buy
or sell foreign currency for future delivery at a fixed
price. The Fund uses them to "lock in" the U.S. dollar
price of a security denominated in a foreign currency that
the Fund has bought or sold, or to protect against possible
losses from changes in the relative values of the U.S.
dollar and a foreign currency. The Fund may also use
"cross-hedging" where the Fund hedges against changes in
currencies other than the currency in which a security it
holds is denominated.

      Under a forward contract, one party agrees to
purchase, and another party agrees to sell, a specific
currency at a future date. That date may be any fixed
number of days from the date of the contract agreed upon by
the parties. The transaction price is set at the time the
contract is entered into. These contracts are traded in the
inter-bank market conducted directly among currency traders
(usually large commercial banks) and their customers.
      The Fund may use forward contracts to protect against
uncertainty in the level of future exchange rates. The use
of forward contracts does not eliminate the risk of
fluctuations in the prices of the underlying securities the
Fund owns or intends to acquire, but it does fix a rate of
exchange in advance. Although forward contracts may reduce
the risk of loss from a decline in the value of the hedged
currency, at the same time they limit any potential gain if
the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase
or sale of a security denominated in a foreign currency, or
when it anticipates receiving dividend payments in a
foreign currency, the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar
equivalent of the dividend payments. To do so, the Fund
might enter into a forward contract for the purchase or
sale of the amount of foreign currency involved in the
underlying transaction, in a fixed amount of U.S. dollars
per unit of the foreign currency. This is called a
"transaction hedge." The transaction hedge will protect the
Fund against a loss from an adverse change in the currency
exchange rates during the period between the date on which
the security is purchased or sold or on which the payment
is declared, and the date on which the payments are made or
received.

      The Fund could also use forward contracts to lock in
the U.S. dollar value of portfolio positions. This is
called a "position hedge."  When the Fund believes that
foreign currency might suffer a substantial decline against
the U.S. dollar, it could enter into a forward contract to
sell an amount of that foreign currency approximating the
value of some or all of the Fund's portfolio securities
denominated in that foreign currency. When the Fund
believes that the U.S. dollar might suffer a substantial
decline against a foreign currency, it could enter into a
forward contract to buy that foreign currency for a fixed
dollar amount.

      Alternatively, the Fund could enter into a forward
contract to sell a different foreign currency for a fixed
U.S. dollar amount if the Fund believes that the U.S.
dollar value of the foreign currency to be sold pursuant to
its forward contract will fall whenever there is a decline
in the U.S. dollar value of the currency in which portfolio
securities of the Fund are denominated. That is referred to
as a "cross hedge."

      The Fund will cover its short positions in these
cases by identifying on its books liquid assets having a
value equal to the aggregate amount of the Fund's
commitment under forward contracts. The Fund will not enter
into forward contracts or maintain a net exposure to such
contracts if the consummation of the contracts would
obligate the Fund to deliver an amount of foreign currency
in excess of the value of the Fund's portfolio securities
or other assets denominated in that currency or another
currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction
costs, the Fund may maintain a net exposure to forward
contracts in excess of the value of the Fund's portfolio
securities or other assets denominated in foreign
currencies if the excess amount is "covered" by liquid
securities denominated in any currency. The cover must be
at least equal at all times to the amount of that excess.
As one alternative, the Fund may purchase a call option
permitting the Fund to purchase the amount of foreign
currency being hedged by a forward sale contract at a price
no higher than the forward contract price. As another
alternative, the Fund may purchase a put option permitting
the Fund to sell the amount of foreign currency subject to
a forward purchase contract at a price as high or higher
than the forward contact price.
      The precise matching of the amounts under forward
contracts and the value of the securities involved
generally will not be possible because the future value of
securities denominated in foreign currencies will change as
a consequence of market movements between the date the
forward contract is entered into and the date it is sold.
In some cases the Manager might decide to sell the security
and deliver foreign currency to settle the original
purchase obligation. If the market value of the security is
less than the amount of foreign currency the Fund is
obligated to deliver, the Fund might have to purchase
additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of
the security instead exceeds the amount of foreign currency
the Fund is obligated to deliver to settle the trade, the
Fund might have to sell on the spot market some of the
foreign currency received upon the sale of the security.
There will be additional transaction costs on the spot
market in those cases.

      The projection of short-term currency market
movements is extremely difficult, and the successful
execution of a short-term hedging strategy is highly
uncertain. Forward contracts involve the risk that
anticipated currency movements will not be accurately
predicted, causing the Fund to sustain losses on these
contracts and to pay additional transactions costs. The use
of forward contracts in this manner might reduce the Fund's
performance if there are unanticipated changes in currency
prices to a greater degree than if the Fund had not entered
into such contracts.

      At or before the maturity of a forward contract
requiring the Fund to sell a currency, the Fund might sell
a portfolio security and use the sale proceeds to make
delivery of the currency. In the alternative the Fund might
retain the security and offset its contractual obligation
to deliver the currency by purchasing a second contract.
Under that contract the Fund will obtain, on the same
maturity date, the same amount of the currency that it is
obligated to deliver. Similarly, the Fund might close out a
forward contract requiring it to purchase a specified
currency by entering into a second contract entitling it to
sell the same amount of the same currency on the maturity
date of the first contract. The Fund would realize a gain
or loss as a result of entering into such an offsetting
forward contract under either circumstance. The gain or
loss will depend on the extent to which the exchange rate
or rates between the currencies involved moved between the
execution dates of the first contract and offsetting
contract.

      The costs to the Fund of engaging in forward
contracts varies with factors such as the currencies
involved, the length of the contract period and the market
conditions then prevailing. Because forward contracts are
usually entered into on a principal basis, no brokerage
fees or commissions are involved. Because these contracts
are not traded on an exchange, the Fund must evaluate the
credit and performance risk of the counterparty under each
forward contract.

      Although the Fund values its assets daily in terms of
U.S. dollars, it does not intend to convert its holdings of
foreign currencies into U.S. dollars on a daily basis. The
Fund may convert foreign currency from time to time, and
will incur costs in doing so. Foreign exchange dealers do
not charge a fee for conversion, but they do seek to
realize a profit based on the difference between the prices
at which they buy and sell various currencies. Thus, a
dealer might offer to sell a foreign currency to the Fund
at one rate, while offering a lesser rate of exchange if
the Fund desires to resell that currency to the dealer.

            |_| Regulatory Aspects of Hedging Instruments.
The Commodities Futures Trading Commission (the "CFTC")
recently eliminated limitations on futures trading by
certain regulated entities including registered investment
companies and consequently registered investment companies
may engage in unlimited futures transactions and options
thereon provided that the Fund claims an exclusion from
regulation as a commodity pool operator. The Fund has
claimed such an exclusion from registration as a commodity
pool operator under the Commodity Exchange Act ("CEA"). The
Fund may use futures and options for hedging and
non-hedging purposes to the extent consistent with its
investment objective, internal risk management guidelines
adopted by the Fund's investment advisor (as they may be
amended from time to time), and as otherwise set forth in
the Fund's prospectus or this statement of additional
information.

      Transactions in options by the Fund are subject to
limitations established by the option exchanges. The
exchanges limit the maximum number of options that may be
written or held by a single investor or group of investors
acting in concert. Those limits apply regardless of whether
the options were written or purchased on the same or
different exchanges or are held in one or more accounts or
through one or more different exchanges or through one or
more brokers. Thus, the number of options that the Fund may
write or hold may be affected by options written or held by
other entities, including other investment companies having
the same advisor as the Fund (or an advisor that is an
affiliate of the Fund's advisor). The exchanges also impose
position limits on futures transactions. An exchange may
order the liquidation of positions found to be in violation
of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund
purchases a future, it must maintain cash or readily
marketable short-term debt instruments in an amount equal
to the market value of the securities underlying the
future, less the margin deposit applicable to it.

            |_| Tax Aspects of Certain Hedging Instruments.
Certain foreign currency exchange contracts in which the
Fund may invest are treated as "Section 1256 contracts"
under the Internal Revenue Code. In general, gains or
losses relating to Section 1256 contracts are characterized
as 60% long-term and 40% short-term capital gains or losses
under the Code. However, foreign currency gains or losses
arising from Section 1256 contracts that are forward
contracts generally are treated as ordinary income or loss.
In addition, Section 1256 contracts held by the Fund at the
end of each taxable year are "marked-to-market," and
unrealized gains or losses are treated as though they were
realized. These contracts also may be marked-to-market for
purposes of determining the excise tax applicable to
investment company distributions and for other purposes
under rules prescribed pursuant to the Internal Revenue
Code. An election can be made by the Fund to exempt those
transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may
result in "straddles" for federal income tax purposes. The
straddle rules may affect the character and timing of gains
(or losses) recognized by the Fund on straddle positions.
Generally, a loss sustained on the disposition of a
position making up a straddle is allowed only to the extent
that the loss exceeds any unrecognized gain in the
offsetting positions making up the straddle. Disallowed
loss is generally allowed at the point where there is no
unrecognized gain in the offsetting positions making up the
straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains
or losses are treated as ordinary income or loss:
(1)   gains or losses attributable to fluctuations in
         exchange rates that occur between the time the
         Fund accrues interest or other receivables or
         accrues expenses or other liabilities denominated
         in a foreign currency and the time the Fund
         actually collects such receivables or pays such
         liabilities, and
(2)   gains or losses attributable to fluctuations in the
         value of a foreign currency between the date of
         acquisition of a debt security denominated in a
         foreign currency or foreign currency forward
         contracts and the date of disposition.

      Currency gains and losses are offset against market
gains and losses on each trade before determining a net
"Section 988" gain or loss under the Internal Revenue Code
for that trade, which may increase or decrease the amount
of the Fund's investment income available for distribution
to its shareholders.

      |X|   Temporary Defensive and Interim Investments.
When market conditions are unstable, or the Manager
believes it is otherwise appropriate to reduce holdings in
stocks, the Fund can invest in a variety of debt securities
for defensive purposes. The Fund can buy:
|_|   high-quality (rated in the top rating categories of
            nationally-recognized rating organizations or
            deemed by the Manager to be of comparable
            quality), short-term money market instruments,
            including those issued by the U. S. Treasury or
            other government agencies,
|_|   commercial paper (short-term, unsecured, promissory
            notes of domestic or foreign companies) rated
            in the top rating category of a nationally
            recognized rating organization,
|_|   debt obligations of corporate issuers, rated
            investment grade (rated at least Baa by Moody's
            Investors Service, Inc. or at least BBB by
            Standard & Poor's Corporation, or a comparable
            rating by another rating organization), or
            unrated securities judged by the Manager to
            have a comparable quality to rated securities
            in those categories,
|_|   preferred stocks,
|_|   certificates of deposit and bankers' acceptances of
            domestic and foreign banks and savings and loan
            associations, and
|_|   repurchase agreements.

      Short-term debt securities would normally be selected
for defensive or cash management purposes because they can
normally be disposed of quickly, are not generally subject
to significant fluctuations in principal value and their
value will be less subject to interest rate risk than
longer-term debt securities.

Investment Restrictions

      |X|   What Are "Fundamental Policies?" Fundamental
policies are those policies that the Fund has adopted to
govern its investments that can be changed only by the vote
of a "majority" of the Fund's outstanding voting
securities. Under the Investment Company Act, a "majority"
vote is defined as the vote of the holders of the lesser of:
      o  67% or more of the shares present or represented
         by proxy at a shareholder meeting, if the holders
         of more than 50% of the outstanding shares are
         present or represented by proxy, or
      o  more than 50% of the outstanding shares.
      The Fund's investment objective is a fundamental
policy. Other policies described in the Prospectus or this
Statement of Additional Information are "fundamental" only
if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without
shareholder approval. However, significant changes to
investment policies will be described in supplements or
updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant
investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental
Policies?

The following investment restrictions are fundamental
policies of the Fund.

      o The Fund cannot buy securities issued or guaranteed
by any one issuer if more than 5% of its total assets would
be invested in securities of that issuer or if it would
then own more than 10% of that issuer's voting securities.
That restriction applies to 75% of the Fund's total assets.
The limit does not apply to securities issued by the U.S.
government or any of its agencies or instrumentalities or
securities of other investment companies.
      o The Fund cannot make loans except (a) through
lending of securities, (b) through the purchase of debt
securities or similar evidences of indebtedness, (c)
through an interfund-lending program with other affiliated
funds, and (d) through repurchase agreements.
      o The Fund cannot borrow money in excess of 33 1/3%
of the value of its total assets.  The Fund may borrow only
from banks and/or affiliated investment companies.  With
respect to this fundamental policy, the Fund can borrow
only if it maintains a 300% ratio of assets to borrowing at
all times in the manner set forth in the Investment Company
Act of 1940.
      o The Fund cannot concentrate investments. That means
it cannot invest 25% or more of its total assets in
companies in any one industry. Obligations of the U.S.
government, its agencies and instrumentalities are not
considered to be part of an "industry" for the purposes of
this restriction.
      o The Fund cannot invest in real estate or in
interests in real estate. However, the Fund can purchase
securities of companies holding real estate or interests in
real estate.
      o The Fund cannot invest in physical commodities or
physical commodity contracts or buy securities for
speculative short-term purposes. However, the Fund can buy
and sell any of the hedging instruments permitted by any of
its other policies. It can also buy and sell options,
futures, securities or other instruments backed by physical
commodities or whose investment return is linked to changes
in the price of physical commodities.
      o The Fund cannot underwrite securities of other
companies. A permitted exception is in case it is deemed to
be an underwriter under the Securities Act of 1933 when
reselling any securities held in its own portfolio.
      o The Fund cannot issue "senior securities," but this
does not prohibit certain investment activities for which
assets of the Fund are designated as segregated, or margin,
collateral or escrow arrangements are established, to cover
the related obligations. Examples of those activities
include borrowing money, reverse repurchase agreements,
delayed-delivery and when-issued arrangements for portfolio
securities transactions, and contracts to buy or sell
derivatives, hedging instruments, options or futures.

|X| Does the Fund Have Other Restrictions that are Not
Fundamental Policies?

      The Fund has an additional restriction on its
investment policies that is not fundamental, which means
that it can be changed by the Board of Trustees, without
obtaining shareholder approval.

o     As a non-fundamental investment policy, the Fund can
invest all of its assets in the securities of a single
open-end management investment company for which the
Manager, one of its subsidiaries or a successor is the
investment advisor or sub-advisor. That fund must have
substantially the same fundamental investment objective,
policies and limitations as the Fund. This non-fundamental
policy that permits the Fund to invest its assets in an
open-end management investment company would permit the
fund to adopt a "fund-of-funds" or "master-feeder"
structure. This could enable the Fund to take advantage of
potential operational and cost efficiencies in either a
fund-of-funds or master-feeder structure. The Fund has no
present intention of adopting a fund-of-funds or
master-feeder structure. If it did so, the Prospectus and
this Statement of Additional Information would be revised
accordingly.

      Unless the Prospectus or this Statement of Additional
Information states that a percentage restriction applies on
an on-going basis, it applies only at the time the Fund
makes an investment (except in cases of borrowing and
investments in illiquid securities). The Fund need not sell
securities to meet the percentage limits if the value of
the investment increases in proportion to the size of the
Fund.

      For purposes of the Fund's policy not to concentrate
its investments as described above, the Fund has adopted
the industry classifications set forth in Appendix B to
this Statement of Additional Information. That is not a
fundamental policy.

How the Fund is Managed

Organization and History. The Fund is an open-end,
diversified management investment company with an unlimited
number of authorized shares of beneficial interest. The
Fund was organized as a Massachusetts business trust in
1999.

      The Fund is governed by a Board of Trustees, which is
responsible for protecting the interests of shareholders
under Massachusetts law. The Trustees meet periodically
throughout the year to oversee the Fund's activities,
review its performance, and review the actions of the
Manager.

      Classes  of  Shares.   The  Trustees  are  authorized,
without  shareholder  approval,  to create  new  series  and classes of shares.  The  Trustees  may  reclassify  unissued shares of the Fund into  additional  series  or  classes  of shares.  The Trustees  also may divide or combine the shares of a  class  into a  greater  or  lesser  number  of  shares without changing the proportionate  beneficial interest of a shareholder  in the  Fund.  Shares  do not  have  cumulative voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class
A, Class B, Class C, Class N and Class Y.  All classes
invest in the same investment portfolio.  Only retirement
plans may purchase Class N shares.  Only certain
institutional investors may elect to purchase Class Y
shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the
         different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which
         interests of one class are different from
         interests of another class, and
o     votes as a class on matters that affect that class
         alone.

      Shares are freely transferable, and each share of
each class has one vote at shareholder meetings, with
fractional shares voting proportionally on matters
submitted to the vote of shareholders.  Each share of the
Fund represents an interest in the Fund proportionately
equal to the interest of each other share of the same
class.

      Meetings of Shareholders.  As a Massachusetts
business trust, the Fund is not required to hold, and does
not plan to hold, regular annual meetings of shareholders,
but may do so from time to time on important matters or
when required to do so by the Investment Company Act or
other applicable law. Shareholders have the right, upon a
vote or declaration in writing of two-thirds of the
outstanding shares of the Fund, to remove a Trustee or to
take other action described in the Fund's Declaration of
Trust.

      The Trustees will call a meeting of shareholders to
vote on the removal of a Trustee upon the written request
of the record holders of 10% of its outstanding shares.  If
the Trustees receive a request from at least 10
shareholders stating that they wish to communicate with
other shareholders to request a meeting to remove a
Trustee, the Trustees will then either make the Fund's
shareholder list available to the applicants or mail their
communication to all other shareholders at the applicants'
expense. The shareholders making the request must have been
shareholders for at least six months and must hold shares
of the Fund valued at $25,000 or more or constituting at
least 1% of the Fund's outstanding shares. The Trustees may
also take other action as permitted by the Investment
Company Act.

      Shareholder and Trustee Liability.  The Fund's
Declaration of Trust contains an express disclaimer of
shareholder or Trustee liability for the Fund's
obligations. It also provides for indemnification and
reimbursement of expenses out of the Fund's property for
any shareholder held personally liable for its
obligations.  The Declaration of Trust also states that
upon request, the Fund shall assume the defense of any
claim made against a shareholder for any act or obligation
of the Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust
(such as the Fund) to be held personally liable as a
"partner" under certain circumstances. However, the risk
that a Fund shareholder will incur financial loss from
being held liable as a "partner" of the Fund is limited to
the relatively remote circumstances in which the Fund would
be unable to meet its obligations.

      The Fund's contractual arrangements state that any
person doing business with the Fund (and each shareholder
of the Fund) agrees under its Declaration of Trust to look
solely to the assets of the Fund for satisfaction of any
claim or demand that may arise out of any dealings with the
Fund. Additionally, the Trustees shall have no personal
liability to any such person, to the extent permitted by
law.

Board of Trustees and Oversight Committees. The Fund is
governed by a Board of Trustees, which is responsible for
protecting the interests of shareholders under
Massachusetts law. The Trustees meet periodically
throughout the year to oversee the Fund's activities,
review its performance, and review the actions of the
Manager.

      The Board of Trustees has an Audit Committee, a
Review Committee and a Governance Committee.  The Audit
Committee is comprised solely of Independent Trustees. The
members of the Audit Committee are Edward L. Cameron
(Chairman), William L. Armstrong and George C. Bowen.  The
Audit Committee held six meetings during the fiscal year
ended June 30, 2004. The Audit Committee furnishes the
Board with recommendations regarding the selection of the
Fund's independent auditors. Other main functions of the
Audit Committee include, but are not limited to: (i)
reviewing the scope and results of financial statement
audits and the audit fees charged; (ii) reviewing reports
from the Fund's independent auditors regarding the Fund's
internal accounting procedures and controls;  (iii) review
reports from the Manager's Internal Audit Department; (iv)
maintaining a separate line of communication between the
Fund's independent auditors and its Independent Trustees;
and (v) exercise all other functions outlined in the Audit
Committee Charter, including but not limited to reviewing
the independence of the Fund's independent auditors and the
pre-approval of the performance by the Fund's independent
auditors of any non-audit service, including tax service,
for the Fund that is not prohibited by the Sarbanes-Oxley
Act.

      The Audit Committee's functions include selecting and
nominating, to the full Board, nominees for election as
Trustees, and selecting and nominating Independent Trustees
for election.  The Audit Committee may, but need not,
consider the advice and recommendation of the Manager and
its affiliates in selecting nominees. The full Board elects
new trustees except for those instances when a shareholder
vote is required.

      To date, the Committee has been able to identify from
its own resources an ample number of qualified candidates.
Nonetheless, shareholders may submit names of individuals,
accompanied by complete and properly supported resumes, for
the Audit Committee's consideration by mailing such
information to the Committee in care of the Fund.  The
Committee may consider such persons at such time as it
meets to consider possible nominees.  The Committee,
however, reserves sole discretion to determine the
candidates to present to the Board and/or shareholders when
it meets for the purpose of considering potential nominees.

      The members of the Review Committee are Jon S. Fossel
(Chairman), Robert G. Avis, Sam Freedman, and F. William
Marshall, Jr.  The Review Committee held six meetings
during the fiscal year ended June 30, 2004. Among other
functions, the Review Committee reviews reports and makes
recommendations to the Board concerning the fees paid to
the Fund's transfer agent and the services provided to the
Fund by the transfer agent.  The Review Committee also
reviews the Fund's investment performance and policies and
procedures adopted by the Fund to comply with Investment
Company Act and other applicable law.

      The members of the Governance Committee are Robert
Malone (Chairman), William Armstrong, Beverly Hamilton and
F. William Marshall, Jr.  The Governance Committee was
established in August 2004 and did not hold any meetings
during the Fund's fiscal year ended June 30, 2004.  The
Governance Committee is expected to review general
governance matters.

Trustees and Officers of the Fund. Except for Mr. Murphy,
each of the Trustees are "Independent Trustees" under the
Investment Company Act. Mr. Murphy is an "Interested
Trustee," because he is affiliated with the Manager by
virtue of his positions as an officer and director of the
Manager, and as a shareholder of its parent company. Mr.
Murphy was elected as a Trustee of the Fund with the
understanding that in the event he ceases to be the chief
executive officer of the Manager, he will resign as a
trustee of the Fund and the other Board II Funds (defined
below) for which he is a trustee or director.

      The Fund's Trustees and officers and their positions
held with the Fund and length of service in such
position(s) and their principal occupations and business
affiliations during the past five years are listed in the
chart below. The information for the Trustees also includes
the dollar range of shares of the Fund as well as the
aggregate dollar range of shares beneficially owned in any
of the Oppenheimer funds overseen by the Trustees. All of
the Trustees are also trustees or directors of the
following Oppenheimer funds (except for Ms. Hamilton and
Mr. Malone, who are not Trustees of Oppenheimer Senior
Floating Rate Fund) (referred to as "Board II Funds"):

                                           Oppenheimer   Principal   Protected
Oppenheimer Cash Reserves                  Trust II
Oppenheimer Champion Income Fund           Oppenheimer Real Asset Fund
                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Capital Income Fund            Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund        Panorama Series Fund, Inc.
Oppenheimer Integrity Funds
Oppenheimer Limited-Term Government Fund   Centennial America Fund, L. P.
                                           Centennial  California  Tax  Exempt
Oppenheimer Main Street Funds, Inc.        Trust
Oppenheimer Main Street Opportunity Fund   Centennial Government Trust
Oppenheimer Main Street Small Cap Fund     Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Municipal Fund                 Trust
Oppenheimer Principal Protected Trust      Centennial Tax Exempt Trust

      Present or former  officers,  directors,  trustees and
employees (and their immediate  family members) of the Fund,
the  Manager  and  its  affiliates,   and  retirement  plans
established  by them for their  employees  are  permitted to
purchase   Class  A  shares   of  the  Fund  and  the  other
Oppenheimer  funds at net asset value  without sales charge.
The  sales  charges  on Class A shares  is  waived  for that group because of the economies of sales efforts  realized by the Distributor.

      Messrs. Murphy, Petersen, Pisapia, Vottiero, Wixted,
Zack, Monoyios and Zavanelli, and Mses. Bloomberg, Ives and
Lee who are officers of the Fund, respectively hold the
same offices with one or more of the other Board II Funds
as with the Fund. As of July 30, 2004, the Trustees and
officers of the Fund, as a group, owned of record or
beneficially less than 1% of each class of shares of the
Fund. The foregoing statement does not reflect ownership of
shares held of record by an employee benefit plan for
employees of the Manager, other than the shares
beneficially owned under that plan by the officers of the
Fund listed above. In addition, each Independent Trustee
(and their immediate family members) do not own securities
of either the Manager or Distributor of the Board II Funds
or any person directly or indirectly controlling,
controlled by or under common control with the Manager or
Distributor.

|X|   Affiliated Transactions and Material Business
Relationships. In 2001, Mr. Swain surrendered for
cancellation 60,000 options of Oppenheimer Acquisition
Company ("OAC") (the Manager's parent holding company) to
MassMutual for a cash payment of $2,700,600.

      Mr. Swain has reported that he sold a residential
property to Mr. Freedman on October 23, 2001 for $1.2
million.  An independent appraisal of the property
supported the sale price.

      The address of each Trustee in the chart below is
6803 S. Tucson Way, Centennial, CO 80112-3924. Each Trustee
serves for an indefinite term, until his or her
resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                     Years;                                   Range of   Any of the
Position(s) Held     Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund,           by Trustee;                              BeneficiallFunds
Length of Service,   Number of Portfolios in Fund Complex     Owned in   Overseen
Age                  Currently Overseen by Trustee            the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.           Chairman   of  the   following   private None       Over
Armstrong,           mortgage   banking   companies:   Cherry            $100,000
Chairman of the      Creek  Mortgage  Company  (since  1991),
Board since 2003     Centennial    State   Mortgage   Company
and Trustee since    (since  1994),   The  El  Paso  Mortgage
1999                 Company    (since    1993),    Transland
Age: 67              Financial  Services,  Inc. (since 1997);
                     Chairman   of  the   following   private
                     companies:   Great  Frontier   Insurance
                     (insurance    agency)    (since   1995),
                     Ambassador    Media    Corporation   and
                     Broadway   Ventures   (since  1984);   a
                     director   of   the   following   public
                     companies:  Helmerich & Payne, Inc. (oil
                     and  gas  drilling/production   company)
                     (since    1992)    and     UNUMProvident
                     (insurance  company)  (since 1991).  Mr.
                     Armstrong is also a Director/Trustee  of
                     Campus   Crusade   for  Christ  and  the
                     Bradley Foundation.  Formerly a director
                     of  the  following:  Storage  Technology
                     Corporation  (a  publicly-held  computer
                     equipment    company)     (1991-February
                     2003),    and    International    Family
                     Entertainment    (television    channel)
                     (1992-1997),  Frontier Real Estate, Inc.
                     (residential   real  estate   brokerage)
                     (1994-1999),  and Frontier  Title (title
                     insurance  agency)  (1995-June  1999); a
                     U.S.   Senator   (January   1979-January
                     1991).  Oversees  38  portfolios  in the
                     OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,      Formerly,   Director  and  President  of Over       Over
Trustee  since 1999  A.G.  Edwards  Capital,   Inc.  (General $100,000   $100,000
Age: 73              Partner of private  equity funds) (until
                     February 2001); Chairman,  President and
                     Chief Executive  Officer of A.G. Edwards
                     Capital,  Inc. (until March 2000);  Vice
                     Chairman and  Director of A.G.  Edwards,
                     Inc. and Vice  Chairman of A.G.  Edwards
                     &  Sons,  Inc.  (its  brokerage  company
                     subsidiary)    (until    March    1999);
                     Chairman of A.G.  Edwards  Trust Company
                     and A.G.E. Asset Management  (investment
                     advisor)  (until  March  1999);   and  a
                     Director  (until  March  2000)  of  A.G.
                     Edwards  & Sons and A.G.  Edwards  Trust
                     Company.  Oversees 38  portfolios in the
                     OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,     Formerly   Assistant   Secretary  and  a Over       Over
Trustee since 1999   director  (December  1991-April 1999) of $100,000   $100,000
Age: 67              Centennial        Asset       Management
                     Corporation;  President, Treasurer and a
                     director  (June   1989-April   1999)  of
                     Centennial  Capital  Corporation;  Chief
                     Executive  Officer  and  a  director  of
                     MultiSource   Services,    Inc.   (March
                     1996-April  1999).  Until April 1999 Mr.
                     Bowen   held   several    positions   in
                     subsidiary  or  affiliated  companies of
                     the Manager.  Oversees 38  portfolios in
                     the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,   A  member  of The  Life  Guard  of Mount $10,001-$50$50,001-$100,000
Trustee  since 1999  Vernon,  George Washington's home (since
Age: 65              June  2000).  Formerly  Director  (March
                     2001-May  2002) of Genetic ID, Inc.  and
                     its   subsidiaries   (a  privately  held
                     biotech   company);   a  partner   (July
                     1974-June           1999)           with
                     PricewaterhouseCoopers      LLP      (an
                     accounting  firm);  and  Chairman  (July
                     1994-June 1998) of Price  Waterhouse LLP
                     Global  Investment  Management  Industry
                     Services  Group.  Oversees 38 portfolios
                     in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,       Director  (since February 1998) of Rocky None       Over
Trustee since 1999   Mountain     Elk      Foundation      (a            $100,000
Age: 62              not-for-profit  foundation);  a director
                     (since  1997) of Putnam  Lovell  Finance
                     (finance  company);  a  director  (since
                     June   2002)   of   UNUMProvident    (an
                     insurance company).  Formerly a director
                     (October   1999-October  2003)  of  P.R.
                     Pharmaceuticals    (a   privately   held
                     company);   Chairman   and  a   director
                     (until  October  1996) and President and
                     Chief  Executive  Officer (until October
                     1995) of the Manager;  President,  Chief
                     Executive  Officer and a director (until
                     October     1995)     of     Oppenheimer
                     Acquisition     Corp.,      Shareholders
                     Services Inc. and Shareholder  Financial
                     Services,  Inc.  Oversees 38  portfolios
                     in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,        Director   of    Colorado    Uplift   (a Over       Over
Trustee since 1999   non-profit   charity)  (since  September $100,000   $100,000
Age: 63              1984).  Formerly  (until  October  1994)
                     Mr.  Freedman held several  positions in
                     subsidiary  or  affiliated  companies of
                     the Manager.  Oversees 38  portfolios in
                     the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly L. Hamilton, Trustee   of   Monterey    International None       $50,001-$100,000
Trustee  since 2002  Studies  (an  educational  organization)
Age: 57              (since  February  2000);  a director  of
                     The     California      Endowment     (a
                     philanthropic    organization)    (since
                     April  2002) and of  Community  Hospital
                     of   Monterey   Peninsula   (educational
                     organization)  (since  February 2002); a
                     director  of  America   Funds   Emerging
                     Markets   Growth  Fund  (since   October
                     1991)  (an   investment   company);   an
                     advisor to Credit Suisse First  Boston's
                     Sprout   venture   capital  unit.   Mrs.
                     Hamilton   also  is  a  member   of  the
                     investment     committees     of     the
                     Rockefeller   Foundation   and   of  the
                     University   of   Michigan.    Formerly,
                     Trustee  of   MassMutual   Institutional
                     Funds  (open-end   investment   company)
                     (1996-May   2004);  a  director  of  MML
                     Series  Investment  Fund (April 1989-May
                     2004) and MML Services  (April  1987-May
                     2004) (investment companies);  member of
                     the investment committee  (2000-2003) of
                     Hartford     Hospital;     an    advisor
                     (2000-2003)   to  Unilever   (Holland)'s
                     pension fund;  and  President  (February
                     1991-April   2000)  of  ARCO  Investment
                     Management    Company.    Oversees    37
                     portfolios   in   the   OppenheimerFunds
                     complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,    Chairman,  Chief  Executive  Officer and $50,001 -  Over
Trustee since 2002   Director of Steele  Street State Bank (a $100,000   $100,000
Age: 59              commercial    banking   entity)   (since
                     August   2003);   director  of  Colorado
                     UpLIFT   (a   non-profit   organization)
                     (since  1986);  trustee  (since 2000) of
                     the    Gallagher    Family    Foundation
                     (non-profit   organization).   Formerly,
                     Chairman   of  U.S.   Bank-Colorado   (a
                     subsidiary of U.S.  Bancorp and formerly
                     Colorado     National    Bank,)    (July
                     1996-April  1,  1999),  a  director  of:
                     Commercial   Assets,   Inc.   (a   REIT)
                     (1993-2000),  Jones  Knowledge,  Inc. (a
                     privately   held   company)   (2001-July
                     2004) and U.S.  Exploration,  Inc.  (oil
                     and  gas   exploration)   (1997-February
                     2004).  Oversees  37  portfolios  in the
                     OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William           Trustee  of   MassMutual   Institutional None       Over
Marshall, Jr.,       Funds   (since   1996)  and  MML  Series            $100,000
Trustee  since 2000  Investment   Fund  (since   1987)  (both
Age: 62              open-end  investment  companies) and the
                     Springfield     Library    and    Museum
                     Association  (since 1995)  (museums) and
                     the    Community    Music    School   of
                     Springfield    (music   school)   (since
                     1996);  Trustee  (since 1987),  Chairman
                     of the Board  (since  2003) and Chairman
                     of  the  investment   committee   (since
                     1994)   for   the   Worcester   Polytech
                     Institute  (private   university);   and
                     President and Treasurer  (since  January
                     1999)  of the SIS  Fund (a  private  not
                     for profit charitable  fund).  Formerly,
                     member of the  investment  committee  of
                     the  Community   Foundation  of  Western
                     Massachusetts  (1998 -  2003);  Chairman
                     (January   1999-July   1999)  of  SIS  &
                     Family Bank, F.S.B.  (formerly SIS Bank)
                     (commercial  bank);  and Executive  Vice
                     President  (January  1999-July  1999) of
                     Peoples Heritage  Financial Group,  Inc.
                     (commercial    bank).     Oversees    38
                     portfolios   in   the   OppenheimerFunds
                     complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is Two
World Financial Center, 225 Liberty Street, 11th Floor, New
York, NY 10281-1008. Mr. Murphy serves for an indefinite
term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                     Years;                                   Range of   Any of the
Position(s) Held     Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund, Length    by Trustee;                              BeneficiallFunds
of Service,          Number of Portfolios in Fund Complex     Owned in   Overseen
Age                  Currently Overseen by Trustee            the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,      Chairman, Chief Executive Officer and    $10,001-   Over
President and        director (since June 2001) and           $50,000    $100,000
Trustee since 2001   President (since September 2000) of the
Age: 55              Manager; President and a director or
                     trustee of other Oppenheimer funds;
                     President and a director (since July
                     2001) of Oppenheimer Acquisition Corp.
                     (the Manager's parent holding company)
                     and of Oppenheimer Partnership
                     Holdings, Inc. (a holding company
                     subsidiary of the Manager); a director
                     (since November 2001) of
                     OppenheimerFunds Distributor, Inc. (a
                     subsidiary of the Manager); Chairman
                     and a director (since July 2001) of
                     Shareholder Services, Inc. and of
                     Shareholder Financial Services, Inc.
                     (transfer agent subsidiaries of the
                     Manager); President and a director
                     (since July 2001) of OppenheimerFunds
                     Legacy Program (a charitable trust
                     program established by the Manager); a
                     director of the following investment
                     advisory subsidiaries of the Manager:
                     OFI Institutional Asset Management,
                     Inc., Centennial Asset Management
                     Corporation, Trinity Investment
                     Management Corporation and Tremont
                     Capital Management, Inc. (since
                     November 2001), HarbourView Asset
                     Management Corporation and OFI Private
                     Investments, Inc. (since July 2001);
                     President (since November 1, 2001) and
                     a director (since July 2001) of
                     Oppenheimer Real Asset Management,
                     Inc.; Executive Vice President (since
                     February 1997) of Massachusetts Mutual
                     Life Insurance Company (the Manager's
                     parent company); a director (since June
                     1995) of DLB Acquisition Corporation (a
                     holding company that owns the shares of
                     Babson Capital Management LLC); a
                     member of the Investment Company
                     Institute's Board of Governors (elected
                     to serve from October 3, 2003 through
                     September 30, 2006). Formerly, Chief
                     Operating Officer (September 2000-June
                     2001) of the Manager; President and
                     trustee (November 1999-November 2001)
                     of MML Series Investment Fund and
                     MassMutual Institutional Funds
                     (open-end investment companies); a
                     director (September 1999-August 2000)
                     of C.M. Life Insurance Company;
                     President, Chief Executive Officer and
                     director (September 1999-August 2000)
                     of MML Bay State Life Insurance
                     Company; a director (June 1989-June
                     1998) of Emerald Isle Bancorp and
                     Hibernia Savings Bank (a wholly-owned
                     subsidiary of Emerald Isle Bancorp).
                     Oversees 73 portfolios as
                     Trustee/Director and 10 portfolios as
                     Officer in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as
follows: for Messrs.  Monoyios, Zavanelli, Murphy, Zack and
Pisapia and Ms. Lee and Ms. Bloomberg, Two World Financial
Center, 225 Liberty Street, New York, NY 10281-1008, for
Messrs. Vottiero, Petersen and Wixted and Ms. Ives, 6803 S.
Tucson Way, Centennial, CO 80112-3924, for  Each Officer
serves for an annual term or until his or her earlier
resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                      Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Nikolaos D. Monoyios,      Senior Vice President of the Manager since July 2004; a
Vice President and         Certified Financial Analyst. Formerly Vice President of
Portfolio Manager since    the Manager (April 1998-July 2004). An officer of 6
2003                       portfolios in the OppenheimerFunds complex.
Age:  55
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark Zavanelli,            Vice President of the Manager since November 2000; a
Vice President and         Chartered Financial Analyst; an officer of 3 portfolios
Portfolio Manager since    in the OppenheimerFunds complex. Prior to joining the
1999                       Manager in May 1998 he was President of Waterside
Age:  33                   Capital Management, a registered investment advisor
                           (August 1995 - April 1998).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,          Senior Vice President and Chief Compliance Officer
Vice President and Chief   (since March 2004) of the Manager; Vice President (since
Compliance Officer since   June 1983) of OppenheimerFunds Distributor, Inc.,
2004                       Centennial Asset Management Corporation and Shareholder
Age:  53                   Services, Inc. Formerly (until February 2004) Vice
                           President and Director of Internal Audit of
                           OppenheimerFunds, Inc. An officer of 83 portfolios in
                           the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,           Senior Vice President and Treasurer (since March 1999)
Treasurer since 1999       of the Manager; Treasurer of HarbourView Asset
Age:  44                   Management Corporation, Shareholder Financial Services,
                           Inc., Shareholder Services, Inc., Oppenheimer Real Asset
                           Management Corporation, and Oppenheimer Partnership
                           Holdings, Inc. (since March 1999), of OFI Private
                           Investments, Inc. (since March 2000), of
                           OppenheimerFunds International Ltd. and OppenheimerFunds
                           plc (since May 2000), of OFI Institutional Asset
                           Management, Inc. (since November 2000), and of
                           OppenheimerFunds Legacy Program (a Colorado non-profit
                           corporation) (since June 2003); Treasurer and Chief
                           Financial Officer (since May 2000) of OFI Trust Company
                           (a trust company subsidiary of the Manager); Assistant
                           Treasurer (since March 1999) of Oppenheimer Acquisition
                           Corp. Formerly Assistant Treasurer of Centennial Asset
                           Management Corporation (March 1999-October 2003) and
                           OppenheimerFunds Legacy Program (April 2000-June 2003);
                           Principal and Chief Operating Officer (March 1995-March
                           1999) at Bankers Trust Company-Mutual Fund Services
                           Division. An officer of 83 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,            Assistant Vice President of the Manager since August
Assistant Treasurer since  2002; formerly Manager/Financial Product Accounting
2004                       (November 1998-July 2002) of the Manager. An officer of
Age: 33                    83 portfolios in the OppenheimerFunds complex
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,           Vice President/Fund Accounting of the Manager since
Assistant Treasurer since  March 2002. Formerly Vice President/Corporate Accounting
2002                       of the Manager (July 1999-March 2002) prior to which he
Age:  41                   was Chief Financial Officer at Sovlink Corporation
                           (April 1996-June 1999). An officer of 83 portfolios in
                           the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,            Executive Vice President (since January 2004) and
Vice President &           General Counsel (since February 2002) of the Manager;
Secretary since 2001       General Counsel and a director (since November 2001) of
Age:  56                   the Distributor; General Counsel (since November 2001)
                           of Centennial Asset Management Corporation; Senior Vice
                           President and General Counsel (since November 2001) of
                           HarbourView Asset Management Corporation; Secretary and
                           General Counsel (since November 2001) of Oppenheimer
                           Acquisition Corp.; Assistant Secretary and a director
                           (since October 1997) of OppenheimerFunds International
                           Ltd. and OppenheimerFunds plc; Vice President and a
                           director (since November 2001) of Oppenheimer
                           Partnership Holdings, Inc.; a director (since November
                           2001) of Oppenheimer Real Asset Management, Inc.; Senior
                           Vice President, General Counsel and a director (since
                           November 2001) of Shareholder Financial Services, Inc.,
                           Shareholder Services, Inc., OFI Private Investments,
                           Inc. and OFI Trust Company; Vice President (since
                           November 2001) of OppenheimerFunds Legacy Program;
                           Senior Vice President and General Counsel (since
                           November 2001) of OFI Institutional Asset Management,
                           Inc.; a director (since June 2003) of OppenheimerFunds
                           (Asia) Limited. Formerly Senior Vice President (May
                           1985-December 2003), Acting General Counsel (November
                           2001-February 2002) and Associate General Counsel (May
                           1981-October 2001) of the Manager; Assistant Secretary
                           of Shareholder Services, Inc. (May 1985-November 2001),
                           Shareholder Financial Services, Inc. (November
                           1989-November 2001); and OppenheimerFunds International
                           Ltd. (October 1997-November 2001). An officer of 83
                           portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,          Vice President (since June 1998) and Senior Counsel and
Assistant Secretary since  Assistant Secretary (since October 2003) of the Manager;
2001                       Vice President (since 1999) and Assistant Secretary
Age:  38                   (since October 2003) of the Distributor; Assistant
                           Secretary (since October 2003) of Centennial Asset
                           Management Corporation; Vice President and Assistant
                           Secretary (since 1999) of Shareholder Services, Inc.;
                           Assistant Secretary (since December 2001) of
                           OppenheimerFunds Legacy Program and of Shareholder
                           Financial Services, Inc.. Formerly an Assistant Counsel
                           (August 1994-October 2003) and Assistant Vice President
                           of the Manager (August 1997-June 1998). An officer of 83
                           portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Dina C. Lee,               Assistant Vice President and Assistant Counsel of the
Assistant Secretary since  Manager (since December 2000); formerly an attorney and
2004                       Assistant Secretary of Van Eck Global (until December
Age:  34                   2000). An officer of 83 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Peter E. Pisapia,          Assistant Vice President and Assistant Counsel of the
Assistant Secretary since  Manager since December 2002. Formerly, Associate Counsel
2004                       at AIG SunAmerica Asset Management Corp. (October
Age:  31                   1997-December 2002). An officer of 83 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,         Vice President and Associate Counsel of the Manager
Assistant Secretary since  since May 2004; formerly First Vice President and
2004                       Associate General Counsel of UBS Financial Services Inc.
Age:  36                   (formerly, PaineWebber Incorporated) (May 1999 - April
                           2004) prior to which she was an Associate at Skaden,
                           Arps, Slate, Meagher & Flom, LLP (September 1996 - April
                           1999). An officer of 83 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------

|X|   Remuneration of Trustees. The officers of the Fund
and Mr. Murphy (who is an officer and Trustee of the Fund)
are affiliated with the Manager and receive no salary or
fee from the Fund.  The remaining Trustees of the Fund
received the compensation shown below from the Fund with
respect to the Fund's fiscal year ended June 30, 2004. The
compensation from all 38 of the Board II Funds (including
the Fund) represents compensation received for serving as a
director or trustee and member of a committee (if
applicable) of the boards of those funds during the
calendar year ended December 31, 2003.

-------------------------------------------------------------------------------
Trustee Name and Other Fund             Aggregate         Total Compensation
                                                          From Fund and Fund
                                    Compensation from       Complex Paid to
Position(s) (as applicable)               Fund1                Trustees*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $4,090                $118,649
Chairman of the Board of Trustees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $2,867                $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                           $2,867                $101,499
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                         $3,277                $115,503
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $3,277                $115,503
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                              $2,867                $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton                          $2,8262             $150,542 3,4
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone                          $2,8265              $100,1793
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.                  $2,867               $149,9996
Audit Committee Member
-------------------------------------------------------------------------------
As of December 15, 2003,  James C. Swain  retired as Trustee from the Board II Funds.  For the fiscal year ended June 30,
2004, Mr. Swain received $2,320 aggregate  compensation from the Trust.  For the calendar  year ended  December 31, 2003,
Mr. Swain received  $178,000 in total  compensation from all of the Oppenheimer funds for which he served as Trustee.
1.    Aggregate  Compensation  from Fund  includes  fees and
   deferred compensation, if any, for a Trustee.
2.    Includes $2,826  deferred under Deferred  Compensation
   Plan described below.
3.    Compensation  for Mrs.  Hamilton  and Mr.  Malone  was
   paid by all the Board II  Funds,  with the  exception  of
   Oppenheimer  Senior  Floating  Rate Fund for  which  they
   currently   do  not  serve  as  Trustees   (total  of  37
   Oppenheimer funds).
4.    Includes  $50,363  compensation  (of  which  100%  was
   deferred  under a  deferred  compensation  plan)  paid to
   Mrs.  Hamilton  for serving as a trustee by two  open-end
   investment companies (MassMutual  Institutional Funds and
   MML Series  Investment  Fund) the investment  adviser for
   which  is the  indirect  parent  company  of  the  Fund's
   Manager.  The Manager also serves as the  Sub-Advisor  to
   the  MassMutual  International  Equity  Fund, a series of
   MassMutual Institutional Funds.
5.    Includes $2,826  deferred under Deferred  Compensation
   Plan described below.
6.    Includes  $48,000  compensation  paid to Mr.  Marshall
   for  serving  as a  trustee  by two  open-end  investment
   companies (MassMutual  Institutional Funds and MML Series
   Investment Fund) the investment  adviser for which is the
   indirect  parent  company  of  the  Fund's  Manager.  The
   Manager also serves as the  Sub-Advisor to the MassMutual
   International   Equity  Fund,  a  series  of   MassMutual
   Institutional Funds.

* For purposes of this section only, "Fund Complex"
includes the Oppenheimer funds, MassMutual Institutional
Funds and MML Series Investment Fund in accordance with the
instructions for Form N-1A.  The Manager does not consider
MassMutual Institutional Funds and MML Series Investment
Fund to be part of the OppenheimerFunds "Fund Complex" as
that term may be otherwise interpreted.

|X|   Deferred Compensation Plan For Trustees.  The Board
of Trustees has adopted a Deferred Compensation Plan for
disinterested Trustees that enables them to elect to defer
receipt of all or a portion of the annual fees they are
entitled to receive from the Fund.  Under the plan, the
compensation deferred by a Trustee is periodically adjusted
as though an equivalent amount had been invested in shares
of one or more Oppenheimer funds selected by the Trustee.
The amount paid to the Trustee under the plan will be
determined based upon the performance of the selected
funds.

      Deferral of Trustee's fees under the plan will not
materially affect the Fund's assets, liabilities and net
income per share.  The plan will not obligate the Fund to
retain the services of any Trustee or to pay any particular
level of compensation to any Trustee. Pursuant to an Order
issued by the SEC, the Fund may invest in the funds
selected by the Trustee under the plan without shareholder
approval for the limited purpose of determining the value
of the Trustee's deferred fee account.

      |_| Major Shareholders. As of July 30, 2004 the only
persons who owned of record or were known by the Fund to
owned of record 5% or more of any class of the Fund's
outstanding shares were the following:

      Charles Schwab & Co Inc,  Special Custody Acct for the
      exclusive  benefit of  Customers,  Attn Mutual  Funds,
      101 Montgomery Street,  San Francisco,  CA 94104-4122,
      which owned  6,116,159.307  Class A shares  (10.01% of
      the Class A shares then outstanding).

      Prudential   Securities  FBO,  Prudential   Retirement
      Services,  Nominee  for tte Cust pl 00203,  NC Dept of
      State   Treasurer,   PO   Box   5310,   Scranton,   PA
      18505-5310,  which owned  4,266,999.378 Class A shares
      (6.98% of the Class A shares outstanding).

      MLPF&S  for the Sole  Benefit of its  customers,  Attn
      Fund Admn#,  4800 Deer Lake Dr E, Fl 3,  Jacksonville,
      FL  32246-6484  which  owned   1,492,514.280  Class  C
      shares (6.94% of the Class C shares outstanding).

      IBT & Co Cust,  OppenheimerFunds  Cap Accum Plan, Attn
      MML037,   200   Clarendon  St,  Fl  16,   Boston,   MA
      02116-5021,  which  owned  213,019.758  Class Y shares
      (26.86% of the Class Y shares outstanding).

      State  Street  Bank & Trust Co,  FBO  Hollowave  & Co,
      Attn  Master Note  control,  PO Box 5496,  Boston,  MA
      02206-5496,  which  owned  79,772.000  Class Y  shares
      (10.06% of the Class Y shares).

      OFI Trust Company Tr,  OppenheimerFunds  Inc, Deferred
      Compensation  Plan, Attn Susan  Cisneros,  225 Liberty
      St,  Fl 11,  New  York,  NY  10281-1024,  which  owned
      443,113.590  Class Y  shares  (55.89%  of the  Class Y
      shares outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer
Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company, a global,
diversified insurance and financial services organization.

|X|   Code of Ethics. The Fund, the Manager and the
Distributor have a Code of Ethics. It is designed to detect
and prevent improper personal trading by certain employees,
including portfolio managers, that would compete with or
take advantage of the Fund's portfolio transactions.
Covered persons include persons with knowledge of the
investments and investment intentions of the Fund and other
funds advised by the Manager. The Code of Ethics does
permit personnel subject to the Code to invest in
securities, including securities that may be purchased or
held by the Fund, subject to a number of restrictions and
controls. Compliance with the Code of Ethics is carefully
monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's
registration statement filed with the SEC and can be
reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. You can obtain information about the hours
of operation of the Public Reference Room by calling the
SEC at 1.202.942.8090. The Code of Ethics can also be
viewed as part of the Fund's registration statement on the
SEC's EDGAR database at the SEC's Internet website at
WWW.SEC.GOV. Copies may be obtained, after paying a
-----------
duplicating fee, by electronic request at the following
E-mail address: PUBLICINFO@SEC.GOV., or by writing to the
                -------------------
SEC's Public Reference Section, Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting.  The Fund has adopted
Portfolio Proxy Voting Policies and Procedures under which
the Fund votes proxies relating to securities ("portfolio
proxies") held by the Fund. The Fund's primary
consideration in voting portfolio proxies is the financial
interests of the Fund and its shareholders. The Fund has
retained an unaffiliated third-party as its agent to vote
portfolio proxies in accordance with the Fund's Portfolio
Proxy Voting Guidelines and to maintain records of such
portfolio proxy voting. The Proxy Voting Guidelines include
provisions to address conflicts of interest that may arise
between the Fund and OFI where an OFI directly-controlled
affiliate manages or administers the assets of a pension
plan of a company soliciting the proxy. The Fund's
Portfolio Proxy Voting Guidelines on routine and
non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the
            issuer's management on routine matters, including
            election of directors nominated by management and
            ratification of auditors, unless circumstances
            indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals
            and supports elimination of anti-takeover proposals,
            absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a
            super-majority vote requirement, and opposes
            management proposals to add a super-majority vote
            requirement.
o     The Fund opposes proposals to classify the board of
            directors.
o     The Fund supports proposals to eliminate cumulative
            voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation
            questions such as stock option plans and bonus plans
            to be ordinary business activity. The Fund analyzes
            stock option plans, paying particular attention to
            their dilutive effect. While the Fund generally
            supports management proposals, the Fund opposes plans
            it considers to be excessive.

      The Fund will be required to file new Form N-PX, with
its complete proxy voting record for the 12 months ended
June 30th, no later than August 31st of each year. The
Fund's Form N-PX filing is available (i) without charge,
upon request, by calling the Fund toll-free at
1.800.525-7048 and (ii) on the SEC's website at WWW.SEC.GOV.
                                                -----------

|X|   The Investment Advisory Agreement.  The Manager
provides investment advisory and management services to the
Fund under an investment advisory agreement between the
Manager and the Fund. The Manager selects securities for
the Fund's portfolio and handles its day-to-day business.
The portfolio managers of the Fund are employed by the
Manager and are the persons who are principally responsible
for the day-to-day management of the Fund's portfolio.
Other members of the Manager's Equity Portfolio Department
provide the portfolio managers with counsel and support in
managing the Fund's portfolio.

      The agreement requires the Manager, at its expense,
to provide the Fund with adequate office space, facilities
and equipment. It also requires the Manager to provide and
supervise the activities of all administrative and clerical
personnel required to provide effective administration for
the Fund. Those responsibilities include the compilation
and maintenance of records with respect to its operations,
the preparation and filing of specified reports, and
composition of proxy materials and registration statements
for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the
Manager under the advisory agreement. The advisory
agreement lists examples of expenses paid by the Fund. The
major categories relate to interest, taxes, brokerage
commissions, fees to certain Trustees, legal and audit
expenses, custodian and transfer agent expenses, share
issuance costs, certain printing and registration costs and
non-recurring expenses, including litigation costs. The
management fees paid by the Fund to the Manager are
calculated at the rates described in the Prospectus, which
are applied to the assets of the Fund as a whole. The fees
are allocated to each class of shares based upon the
relative proportion of the Fund's net assets represented by
that class. The management fees paid by the Fund to the
Manager during its last three fiscal years were:

  -----------------------------------------------------------------------------
  Fiscal Year ended 6/30:          Management Fees Paid to OppenheimerFunds,
                                                  Inc.
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
            2002                                  $5,200,091
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
            2003                                  $6,670,822
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
            2004                                  $11,357,615
  -----------------------------------------------------------------------------

      The investment advisory agreement states that in the
absence of willful misfeasance, bad faith, gross negligence
in the performance of its duties or reckless disregard of
its obligations and duties under the investment advisory
agreement, the Manager is not liable for any loss the Fund
sustains for any investment, adoption of any investment
policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as
investment advisor for any other person, firm or
corporation and to use the name "Oppenheimer" in connection
with other investment companies for which it may act as
investment advisor or general distributor. If the Manager
shall no longer act as investment advisor to the Fund, the
Manager may withdraw the right of the Fund to use the name
"Oppenheimer" as part of its name.

         |X|      Annual Approval of Investment Advisory
Agreement. Each year, the Board of Trustees, including a
majority of the Independent Trustees, is required to
approve the renewal of the investment advisory agreement.
The Investment Company Act requires that the Board request
and evaluate and the Manager provide such information as
may be reasonably necessary to evaluate the terms of the
investment advisory agreement. The Board employs an
independent consultant to prepare a report that provides
such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1
distribution fees the Fund pays. These distribution fees
are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in
arriving at its decision to renew the investment advisory
agreement. Among other factors, the Board considered:
o     The nature, cost, and quality of the services
            provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison
         to regular market indices;
o     Economies of scale that may be available to the Fund
         from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or
            services received by the Fund from its
            relationship with the Manager, and
o     The direct and indirect benefits the Manager received
            from its relationship with the Fund. These
            included services provided by the Distributor
            and the Transfer Agent, and brokerage and soft
            dollar arrangements permissible under Section
            28(e) of the Securities Exchange Act.

      The Board considered that the Manager must be able to
pay and retain high quality personnel at competitive rates
to provide services to the Fund. The Board also considered
that maintaining the financial viability of the Manager is
important so that the Manager will be able to continue to
provide quality services to the Fund and its shareholders
in adverse times. The Board also considered the investment
performance of other mutual funds advised by the Manager.
The Board is aware that there are alternatives to the use
of the Manager.
      These matters were also considered by the Independent
Trustees meeting separately from the full Board with
experienced Counsel to the Fund and experienced Counsel to
the Independent Trustees who assisted the Board in its
deliberations.  The Fund's Counsel and the Independent
Trustees Counsel is independent of the Manager within the
meaning and intent of the SEC Rules regarding the
independence of counsel.

      After careful deliberation, the Board, including the
Independent Trustees, concluded that it was in the best
interest of shareholders to continue the investment
advisory agreement for another year. In arriving at a
decision, the Board did not single out any one factor or
group of factors as being more important than other
factors, but considered all factors together. The Board
judged the terms and conditions of the investment advisory
agreement, including the investment advisory fee, in light
of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.
One of the duties of the Manager under the investment
advisory agreement is to arrange the portfolio transactions
for the Fund. The advisory agreement contains provisions
relating to the employment of broker-dealers to effect the
Fund's portfolio transactions. The Manager is authorized by
the advisory agreement to employ broker-dealers, including
"affiliated" brokers, as that term is defined in the
Investment Company Act. The Manager may employ
broker-dealers that the Manager thinks, in its best
judgment based on all relevant factors, will implement the
policy of the Fund to obtain, at reasonable expense, the
"best execution" of the Fund's portfolio transactions.
"Best execution" means prompt and reliable execution at the
most favorable price obtainable. The Manager need not seek
competitive commission bidding. However, it is expected to
be aware of the current rates of eligible brokers and to
minimize the commissions paid to the extent consistent with
the interests and policies of the Fund as established by
its Board of Trustees.

    Under the investment advisory agreement, in choosing
brokers to execute portfolio transactions for the Fund, the
Manager may select brokers (other than affiliates) that
provide brokerage and/or research services to the Fund
and/or the other accounts over which the Manager or its
affiliates have investment discretion.  The concessions
paid to those brokers may be higher than another qualified
broker would charge, if the Manager makes a good faith
determination that the concession is fair and reasonable in
relation to the services provided.

      Subject to those considerations, as a factor in
selecting brokers for the Fund's portfolio transactions,
the investment advisory agreement also permits the Manager
to consider sales of shares of the Fund and other
investment companies for which the Manager or an affiliate
serves as investment adviser.  Notwithstanding that
authority, and with the concurrence of the Fund's Board,
the Manager has determined not to consider sales of shares
of the Fund and other investment companies for which the
Manager or an affiliate serves as investment adviser as a
factor in selecting brokers for the Fund's portfolio
transactions.  However, the Manager may continue to effect
portfolio transactions through brokers who sell shares of
the Fund.

Brokerage Practices Followed by the Manager. The Manager
allocates brokerage for the Fund subject to the provisions
of the investment advisory agreement and the procedures and
rules described above. Generally, the Manager's portfolio
traders allocate brokerage based upon recommendations from
the Manager's portfolio managers. In certain instances,
portfolio managers may directly place trades and allocate
brokerage. In either case, the Manager's executive officers
supervise the allocation of brokerage.

      Transactions in securities other than those for which
an exchange is the primary market are generally done with
principals or market makers. In transactions on foreign
exchanges, the Fund may be required to pay fixed brokerage
commissions and therefore would not have the benefit of
negotiated commissions available in U.S. markets. Brokerage
commissions are paid primarily for transactions in listed
securities or for certain fixed-income agency transactions
in the secondary market. Otherwise, brokerage commissions
are paid only if it appears likely that a better price or
execution can be obtained by doing so. In an option
transaction, the Fund ordinarily uses the same broker for
the purchase or sale of the option and any transaction in
the securities to which the option relates.

      Other funds advised by the Manager have investment
policies similar to those of the Fund. Those other funds
may purchase or sell the same securities as the Fund at the
same time as the Fund, which could affect the supply and
price of the securities. If two or more funds advised by
the Manager purchase the same security on the same day from
the same dealer, the transactions under those combined
orders are averaged as to price and allocated in accordance
with the purchase or sale orders actually placed for each
account.

      In an option transaction, the Fund ordinarily uses
the same broker for the purchase or sale of the option and
any transaction in the securities to which the option
relates. When possible, the Manager tries to combine
concurrent orders to purchase or sell the same security by
more than one of the accounts managed by the Manager or its
affiliates. The transactions under those combined orders
are averaged as to price and allocated in accordance with
the purchase or sale orders actually placed for each
account.

      The investment advisory agreement permits the Manager
to allocate brokerage for research services. The research
services provided by a particular broker may be useful only
to one or more of the advisory accounts of the Manager and
its affiliates. The investment research received for the
commissions of those other accounts may be useful both to
the Fund and one or more of the Manager's other accounts.
Investment research may be supplied to the Manager by a
third party at the instance of a broker through which
trades are placed.

      Investment research services include information and
analysis on particular companies and industries as well as
market or economic trends and portfolio strategy, market
quotations for portfolio evaluations, information systems,
computer hardware and similar products and services. If a
research service also assists the Manager in a non-research
capacity (such as bookkeeping or other administrative
functions), then only the percentage or component that
provides assistance to the Manager in the investment
decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use
stated commissions on secondary fixed-income agency trades
to obtain research if the broker represents to the Manager
that: (i) the trade is not from or for the broker's own
inventory, (ii) the trade was executed by the broker on an
agency basis at the stated commission, and (iii) the trade
is not a riskless principal transaction. The Board of
Trustees permits the Manager to use commissions on
fixed-price offerings to obtain research, in the same
manner as is permitted for agency transactions.

      The research services provided by brokers broadens
the scope and supplements the research activities of the
Manager. That research provides additional views and
comparisons for consideration, and helps the Manager to
obtain market information for the valuation of securities
that are either held in the Fund's portfolio or are being
considered for purchase. The Manager provides information
to the Board about the commissions paid to brokers
furnishing such services, together with the Manager's
representation that the amount of such commissions was
reasonably related to the value or benefit of such
services.

   ---------------------------------------------------------------------
   Fiscal Year Ended 6/30:   Total Brokerage Commissions Paid by the
                                              Fund1
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2002                            $3,989,128
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2003                            $5,986,970
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------

            2004                           $9,763,5862

   ---------------------------------------------------------------------
1.    Amounts  do not  include  spreads  or  commissions  on
   principal transactions on a net trade basis.
2.    In the  fiscal  year  ended  6/30/04,  the  amount  of
   transactions  directed  to  brokers  for  research
   services  was   $94,507,697   and  amount  of  the
   commissions  paid  to  broker-dealers   for  those
   services was $150,563.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement
with the Fund the Distributor acts as the Fund's principal
underwriter in the continuous public offering of the Fund's
classes of shares. The Distributor bears the expenses
normally attributable to sales, including advertising and
the cost of printing and mailing prospectuses, other than
those furnished to existing shareholders. The Distributor
is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or
retained by, the Distributor from the sale of shares and
the contingent deferred sales charges retained by the
Distributor on the redemption of shares during the Fund's
three most recent fiscal years are shown in the tables
below.

----------------------------------------------
             Aggregate      Class A
             Front-End
             Sales Charges  Front-End Sales
Fiscal Year  on Class A     Charges Retained
Ended 6/30:  Shares         by Distributor1
----------------------------------------------
----------------------------------------------
    2002       $2,542,543       $766,803
----------------------------------------------
----------------------------------------------
    2003       $2,445,893       $741,253
----------------------------------------------
----------------------------------------------
    2004       $4,243,790      $1,170,448
----------------------------------------------
1.    Includes amounts  retained by a broker-dealer  that is
    an affiliate or a parent of the Distributor.

-----------------------------------------------------------------------------
              Concessions    Concessions on  Concessions on  Concessions on
              on Class A                     Class C Shares  Class N Shares
Fiscal Year   Shares         Class B Shares  Advanced by     Advanced by
Ended 6/30:   Advanced by    Advanced by     Distributor1    Distributor1
              Distributor1   Distributor1
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
    2002         $139,054      $3,604,949       $853,810        $113,4642
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
    2003         $155,284      $3,108,074       $843,856        $223,325
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
    2004         $315,054      $3,105,235      $1,148,567       $293,337
-----------------------------------------------------------------------------
1.    The  Distributor   advances   concession  payments  to
   financial  intermediaries  for certain sales of Class A
   shares  and for  sales  of  Class B and  Class C shares
   from its own resources at the time of sale.
2.    The  inception  date of  Class N shares  was  March 1,
   2001.

-----------------------------------------------------------------------------
             Class A         Class B         Class C         Class N
             Contingent      Contingent      Contingent      Contingent
             Deferred Sales  Deferred Sales  Deferred Sales  Deferred Sales
             Charges         Charges         Charges         Charges
Fiscal Year  Retained by     Retained by     Retained by     Retained by
Ended 6/30:  Distributor     Distributor     Distributor     Distributor
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
    2002         $10,837        $352,183         $19,073           $42
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
    2003         $4,587         $734,756         $62,791         $21,890
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
    2004         $10,687        $669,259         $51,104         $87,171
-----------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a
Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under
Rule 12b-1 of the Investment Company Act. Under those plans
the Fund pays the Distributor for all or a portion of its
costs incurred in connection with the distribution and/or
servicing of the shares of the particular class. Each plan
has been approved by a vote of the Board of Trustees,
including a majority of the Independent Trustees1, cast in
person at a meeting called for the purpose of voting on
that plan.

      Under the Plans, the Manager and the Distributor may
make payments to affiliates.  In their sole discretion,
they may also from time to time make substantial payments
from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the
Fund, to compensate brokers, dealers, financial
institutions and other intermediaries for providing
distribution assistance and/or administrative services or
that otherwise promote sales of the Fund's shares.  These
payments, some of which may be referred to as "revenue
sharing," may relate to the Fund's inclusion on a financial
intermediary's preferred list of funds offered to its
clients.

      Financial intermediaries, brokers and dealers may
receive other payments from the Distributor or the Manager
from their own resources in connection with the promotion
and/or sale of shares of the Fund, including payments to
defray expenses incurred in connection with educational
seminars and meetings.  The Manager or Distributor may
share expenses incurred by financial intermediaries in
conducting training and educational meetings about aspects
of the Fund for employees of the intermediaries or for
hosting client seminars or meetings at which the Fund is
discussed.  In their sole discretion, the Manager and/or
the Distributor may increase or decrease the amount of
payments they make from their own resources for these
purposes.

      Unless a plan is terminated as described below, the
plan continues in effect from year to year but only if the
Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting
called for the purpose of voting on continuing the plan. A
plan may be terminated at any time by the vote of a
majority of the Independent Trustees or by the vote of the
holders of a "majority" (as defined in the Investment
Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees
must approve all material amendments to a plan. An
amendment to increase materially the amount of payments to
be made under a plan must be approved by shareholders of
the class affected by the amendment. Because Class B shares
of the Fund automatically convert into Class A shares 72
months after purchase, the Fund must obtain the approval of
both Class A and Class B shareholders for a proposed
material amendment to the Class A plan that would
materially increase payments under the plan. That approval
must be by a majority of the shares of each class, voting
separately by class.

      While the plans are in effect, the Treasurer of the
Fund shall provide separate written reports on the plans to
the Board of Trustees at least quarterly for its review.
The reports shall detail the amount of all payments made
under a plan and the purpose for which the payments were
made. Those reports are subject to the review and approval
of the Independent Trustees.

      Each plan states that while it is in effect, the
selection and nomination of those Trustees of the Fund who
are not "interested persons" of the Fund is committed to
the discretion of the Independent Trustees. This does not
prevent the involvement of others in the selection and
nomination process as long as the final decision as to
selection or nomination is approved by a majority of the
Independent Trustees.

      Under the plans for a class, no payment will be made
to any recipient in any quarter in which the aggregate net
asset value of all Fund shares of that class held by the
recipient for itself and its customers does not exceed a
minimum amount, if any, that may be set from time to time
by a majority of the Independent Trustees. The Board of
Trustees has set no minimum amount of assets to qualify for
payments under the plans.

|X|   Class A Service Plan Fees. Under the Class A service
plan, the Distributor currently uses the fees it receives
from the Fund to pay brokers, dealers and other financial
institutions (they are referred to as "recipients") for
personal services and account maintenance services they
provide for their customers who hold Class A shares. The
services include, among others, answering customer
inquiries about the Fund, assisting in establishing and
maintaining accounts in the Fund, making the Fund's
investment plans available and providing other services at
the request of the Fund or the Distributor. The Class A
service plan permits reimbursements to the Distributor at a
rate of up to 0.25% of average annual net assets of Class A
shares. The Board has set the rate at that level. While the
plan permits the Board to authorize payments to the
Distributor to reimburse itself for services under the
plan, the Board has not yet done so, except in the case of
the special arrangement described below, regarding
grandfathered retirement accounts. The Distributor makes
payments to Recipients quarterly at an annual rate not to
exceed 0.25% of the average annual net assets consisting of
Class A shares held in the accounts of the Recipients or
their customers.

      With respect to purchases of Class A shares subject
to a contingent deferred sales charge by certain retirement
plans that purchased such shares prior to March 1, 2001
("grandfathered retirement accounts"), the Distributor
currently intends to pay the service fee to Recipients in
advance for the first year after the shares are purchased.
During the first year the shares are sold, the Distributor
retains the service fee to reimburse itself for the costs
of distributing the shares. After the first year shares are
outstanding, the Distributor makes service fee payments to
Recipients quarterly on those shares. The advance payment
is based on the net asset value of shares sold. Shares
purchased by exchange do not qualify for the advance
service fee payment. If Class A shares purchased by
grandfathered retirement accounts are redeemed during the
first year after their purchase, the Recipient of the
service fees on those shares will be obligated to repay the
Distributor a pro rata portion of the advance payment of
the service fee made on those shares.

      For the fiscal year ended June 30, 2004 payments
under the Class A plan totaled $2,234,979, of which $57,438
was retained by the Distributor under the arrangement
described above, regarding grandfathered retirement
accounts, and included $125,285 paid to an affiliate of the
Distributor's parent company. Any unreimbursed expenses the
Distributor incurs with respect to Class A shares in any
fiscal year cannot be recovered in subsequent years. The
Distributor may not use payments received under the Class A
plan to pay any of its interest expenses, carrying charges,
or other financial costs, or allocation of overhead.

|X|   Class B, Class C and Class N Distribution and Service
Plan Fees. Under each plan, distribution and service fees
are computed on the average of the net asset value of
shares in the respective class, determined as of the close
of each regular business day during the period. Each plan
provides for the Distributor to be compensated at a flat
rate, whether the Distributor's distribution expenses are
more or less than the amounts paid by the Fund under the
plan during the period for which the fee is paid. The types
of services that Recipients provide are similar to the
services provided under the Class A service plan, described
above.

      Each plan permits the Distributor to retain both the
asset-based sales charges and the service fees or to pay
Recipients the service fee on a quarterly basis, without
payment in advance. However, the Distributor currently
intends to pay the service fee to recipients in advance for
the first year after Class B, Class C and Class N shares
are purchased. After the first year Class B, Class C or
Class N shares are outstanding, after their purchase, the
Distributor makes service fee payments quarterly on those
shares. The advance payment is based on the net asset value
of shares sold. Shares purchased by exchange do not qualify
for the advance service fee payment. If Class B, Class C or
Class N shares are redeemed during the first year after
their purchase, the Recipient of the service fees on those
shares will be obligated to repay the Distributor a pro
rata portion of the advance payment of the service fee made
on those shares. Class B, Class C or Class N shares may not
be purchased by an investor directly from the Distributor
without the investor designating another broker-dealer of
record.  If the investor no longer has another
broker-dealer of record for an existing account, the
Distributor is automatically designated as the
broker-dealer of record, but solely for the purpose of
acting as the investor's agent to purchase the shares.  In
those cases, the Distributor retains the asset-based sales
charge paid on Class B, Class C and Class N shares, but
does not retain any service fees as to the assets
represented by that account.

      The asset-based sales charge and service fees
increase Class B and Class C expenses by 1.00% and the
asset-based sales charge and service fees increase Class N
expenses by 0.50% of the net assets per year of the
respective classes.
      The Distributor retains the asset-based sales charge
on Class B and Class N shares. The Distributor retains the
asset-based sales charge on Class C shares during the first
year the shares are outstanding. It pays the asset-based
sales charge as an ongoing concession to the Recipient on
Class C shares outstanding for a year or more. If a dealer
has a special agreement with the Distributor, the
Distributor will pay the Class B, Class C or Class N
service fee and the asset-based sales charge to the dealer
quarterly in lieu of paying the sales concession and
service fee in advance at the time of purchase.

      The asset-based sales charge on Class B, Class C and
Class N shares allow investors to buy shares without a
front-end sales charge while allowing the Distributor to
compensate dealers that sell those shares. The Fund pays
the asset-based sales charge to the Distributor for its
services rendered in distributing Class B, Class C and
Class N shares. The payments are made to the Distributor in
recognition that the Distributor:
o     pays sales concessions to authorized brokers and
         dealers at the time of sale and pays service fees
         as described above,
o     may finance payment of sales concessions and/or the
         advance of the service fee payment to recipients
         under the plans, or may provide such financing
         from its own resources or from the resources of an
         affiliate,
o     employs personnel to support distribution of Class B,
         Class C and Class N shares,
o     bears the costs of sales literature, advertising and
         prospectuses (other than those furnished to
         current shareholders) and state "blue sky"
         registration fees and certain other distribution
         expenses,
o     may not be able to adequately compensate dealers that
         sell Class B, Class C and Class N shares without
         receiving payment under the plans and therefore
         may not be able to offer such Classes for sale
         absent the plans,
o     receives payments under the plans consistent with the
         service fees and asset-based sales charges paid by
         other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the
         Fund in various third-party distribution programs
         that may increase sales of Fund shares,
o     may experience increased difficulty selling the
         Fund's shares if payments under the plan are
         discontinued because most competitor funds have
         plans that pay dealers for rendering distribution
         services as much or more than the amounts
         currently being paid by the Fund, and
o     may not be able to continue providing, at the same or
         at a lesser cost, the same quality distribution
         sales efforts and services, or to obtain such
         services from brokers and dealers, if the plan
         payments were to be discontinued.

      The Distributor's actual expenses in selling Class B,
Class C and Class N shares may be more than the payments it
receives from the contingent deferred sales charges
collected on redeemed shares and from the Fund under the
plans. If either the Class B, Class C or Class N plan is
terminated by the Fund, the Board of Trustees may allow the
Fund to continue payments of the asset-based sales charge
to the Distributor for distributing shares before the plan
was terminated.

--------------------------------------------------------------------------------
  Distribution Fees Paid to the Distributor for the Fiscal Year Ended 6/30/04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class:        Total Payments      Amount       Distributor's     Distributor's
                                                 Aggregate       Unreimbursed
                                                Unreimbursed     Expenses as %
                               Retained by     Expenses Under    of Net Assets
                Under Plan     Distributor          Plan           of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan    $4,321,806     $3,241,7311       $7,850,039          1.63%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan    $3,401,329     $1,036,0262       $4,289,234          1.07%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Plan     $325,245       $226,165 3       $1,149,185          1.36%
--------------------------------------------------------------------------------
1.    Includes   $64,722   paid  to  an   affiliate  of  the
   Distributor's parent company.
2.    Includes   $84,218   paid  to  an   affiliate  of  the
   Distributor's parent company.
3.    Includes   $6,606   paid  to  an   affiliate   of  the
   Distributor's parent company.

      All  payments  under the Class B,  Class C and Class N
plans are subject to the limitations  imposed by the Conduct
Rules of the National  Association  of  Securities  Dealers,
Inc. on payments of  asset-based  sales  charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a
variety of terms to illustrate its investment performance.
Those terms include "cumulative total return," "average
annual total return," "average annual total return at net
asset value" and "total return at net asset value." An
explanation of how total returns are calculated is set
forth below. The charts below show the Fund's performance
as of the Fund's most recent fiscal year end. You can
obtain current performance information by calling the
Fund's Transfer Agent at 1.800.525-7048 or by visiting the
OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in
advertisements must comply with rules of the SEC. Those
rules describe the types of performance data that may be
used and how it is to be calculated. In general, any
advertisement by the Fund of its performance data must
include the average annual total returns for the advertised
class of shares of the Fund.

      Use of standardized performance calculations enables
an investor to compare the Fund's performance to the
performance of other funds for the same periods. However, a
number of factors should be considered before using the
Fund's performance information as a basis for comparison
with other investments:

o     Total returns measure the performance of a
         hypothetical account in the Fund over various
         periods and do not show the performance of each
         shareholder's account. Your account's performance
         will vary from the model performance data if your
         dividends are received in cash, or you buy or sell
         shares during the period, or you bought your
         shares at a different time and price than the
         shares used in the model.
o     The Fund's performance returns do not reflect the
         effect of taxes on dividends and capital gains
         distributions.
o     An investment in the Fund is not insured by the FDIC
         or any other government agency.
o     The principal value of the Fund's shares, and total
         returns are not guaranteed and normally will
         fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be
         worth more or less than their original cost.
o     Total returns for any given past period represent
         historical performance information and are not,
         and should not be considered, a prediction of
         future returns.

      The performance of each class of shares is shown
separately, because the performance of each class of shares
will usually be different. That is because of the different
kinds of expenses each class bears. The total returns of
each class of shares of the Fund are affected by market
conditions, the quality of the Fund's investments, the
maturity of those investments, the types of investments the
Fund holds, and its operating expenses that are allocated
to the particular class.

      |X|   Total Return Information. There are different
types of "total returns" to measure the Fund's performance.
Total return is the change in value of a hypothetical
investment in the Fund over a given period, assuming that
all dividends and capital gains distributions are
reinvested in additional shares and that the investment is
redeemed at the end of the period. Because of differences
in expenses for each class of shares, the total returns for
each class are separately measured. The cumulative total
return measures the change in value over the entire period
(for example, ten years). An average annual total return
shows the average rate of return for each year in a period
that would produce the cumulative total return over the
entire period. However, average annual total returns do not
show actual year-by-year performance. The Fund uses
standardized calculations for its total returns as
prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares,
the current maximum sales charge of 5.75% (as a percentage
of the offering price) is deducted from the initial
investment ("P" in the formula below) (unless the return is
shown without sales charge, as described below). For Class
B shares, payment of the applicable contingent deferred
sales charge is applied, depending on the period for which
the return is shown: 5.0% in the first year, 4.0% in the
second year, 3.0% in the third and fourth years, 2.0% in
the fifth year, 1.0% in the sixth year and none thereafter.
For Class C shares, the 1.0% contingent deferred sales
charge is deducted for returns for the one-year period. For
Class N shares, the 1.0% contingent deferred sales charge
is deducted for returns for the one-year period, and total
returns for the periods prior to 03/01/01 (the inception
date for Class N shares) is based on the Fund's Class A
returns, adjusted to reflect the higher Class N 12b-1 fees.
There is no sales charge on Class Y shares.

o     Average Annual Total Return. The "average annual
total return" of each class is an average annual compounded
rate of return for each year in a specified number of
years. It is the rate of return based on the change in
value of a hypothetical initial investment of $1,000 ("P"
in the formula below) held for a number of years ("n" in
the formula) to achieve an Ending Redeemable Value ("ERV"
in the formula) of that investment, according to the
following formula:

ERV   l/n - 1  Average Annual Total
               Return
  P

o     Average Annual Total Return (After Taxes on
Distributions). The "average annual total return (after
taxes on distributions)" of Class A shares is an average
annual compounded rate of return for each year in a
specified number of years, adjusted to show the effect of
federal taxes (calculated using the highest individual
marginal federal income tax rates in effect on any
reinvestment date) on any distributions made by the Fund
during the specified period. It is the rate of return based
on the change in value of a hypothetical initial investment
of $1,000 ("P" in the formula below) held for a number of
years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking
into account the effect of taxes on Fund distributions, but
not on the redemption of Fund shares, according to the
following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
---
  P

o     Average Annual Total Return (After Taxes on
Distributions and Redemptions). The "average annual total
return (after taxes on distributions and redemptions)" of
Class A shares is an average annual compounded rate of
return for each year in a specified number of years,
adjusted to show the effect of federal taxes (calculated
using the highest individual marginal federal income tax
rates in effect on any reinvestment date) on any
distributions made by the Fund during the specified period
and the effect of capital gains taxes or capital loss tax
benefits (each calculated using the highest federal
individual capital gains tax rate in effect on the
redemption date) resulting from the redemption of the
shares at the end of the period. It is the rate of return
based on the change in value of a hypothetical initial
investment of $1,000 ("P" in the formula below) held for a
number of years ("n" in the formula) to achieve an ending
value ("ATVDR" in the formula) of that investment, after
taking into account the effect of taxes on Fund
distributions and on the redemption of Fund shares,
according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
---
l/n              and Redemptions)
  P

o     Cumulative Total Return. The "cumulative total
return" calculation measures the change in value of a
hypothetical investment of $1,000 over an entire period of
years. Its calculation uses some of the same factors as
average annual total return, but it does not average the
rate of return on an annual basis. Cumulative total return
is determined as follows:

 ERV - P   = Total Return
-----------
    P
o     Total Returns at Net Asset Value. From time to time
the Fund may also quote a cumulative or an average annual
total return "at net asset value" (without deducting sales
charges) for Class A, Class B, Class C or Class N shares.
There is no sales charge on Class Y shares. Each is based
on the difference in net asset value per share at the
beginning and the end of the period for a hypothetical
investment in that class of shares (without considering
front-end or contingent deferred sales charges) and takes
into consideration the reinvestment of dividends and
capital gains distributions.

-------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 6/30/04
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class of     Cumulative Total    ---------------------------------------------
                 Returns                 Average Annual Total Returns
Shares       (life-of-class)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                         1-Year                 5-Year
                                                        ----------------------
                                                           (life-of-class)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             After    Without       After    Without       After    Without
             Sales    Sales         Sales    Sales         Sales    Sales
            Charge      Charge     Charge      Charge     Charge      Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A1    95.23%     107.14%     24.48%      32.07%     14.59%      15.98%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B2    97.51%      99.51%     25.94%      30.94%     14.87%      15.10%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C3    99.82%      99.82%     30.06%      31.06%     15.14%      15.14%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N4    42.94%      42.94%     30.59%      31.59%     11.32%      11.32%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class Y5    111.53%    111.53%     32.67%      32.67%     16.48%      16.48%
-------------------------------------------------------------------------------
1. Inception of Class A:      8/2/99
2. Inception of Class B:      8/2/99
3. Inception of Class C:      8/2/99
4. Inception of Class N:      3/1/01
5. Inception of Class Y:      8/2/99

-----------------------------------------------------------------
 Average Annual Total Returns for Class A1 Shares (After Sales
                            Charge)
                 For the Periods Ended 6/30/04
-----------------------------------------------------------------
-----------------------------------------------------------------
                                 1-Year        (life of class)
-----------------------------------------------------------------
-----------------------------------------------------------------
After Taxes on Distributions     24.48%            14.07%
-----------------------------------------------------------------
-----------------------------------------------------------------
After Taxes on                   15.91%            12.46%
Distributions and
Redemption of Fund Shares
-----------------------------------------------------------------
          1.Inception of Class A: 8/2/99

Other Performance Comparisons. The Fund compares its
performance annually to that of an appropriate
broadly-based market index in its Annual Report to
shareholders. You can obtain that information by contacting
the Transfer Agent at the addresses or telephone numbers
shown on the cover of this Statement of Additional
Information. The Fund may also compare its performance to
that of other investments, including other mutual funds, or
use rankings of its performance by independent ranking
entities. Examples of these performance comparisons are set
forth below.

      |X|   Lipper Rankings. From time to time the Fund may
publish the ranking of the performance of its classes of
shares by Lipper, Inc. ("Lipper"). Lipper is a
widely-recognized independent mutual fund monitoring
service. Lipper monitors the performance of regulated
investment companies, including the Fund, and ranks their
performance for various periods in categories based on
investment styles. The Lipper performance rankings are
based on total returns that include the reinvestment of
capital gain distributions and income dividends but do not
take sales charges or taxes into consideration. Lipper also
publishes "peer-group" indices of the performance of all
mutual funds in a category that it monitors and averages of
the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may
publish the star rating of the performance of its classes
of shares by Morningstar, Inc., an independent mutual fund
monitoring service. Morningstar rates mutual funds in their
specialized market sector. The Fund is rated among the
small cap blend category.

      Morningstar proprietary star ratings reflect
historical risk-adjusted total investment return. For each
fund with at least a three-year history, Morningstar
calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in
a fund's monthly performance (including the effects of
sales charges, loads, and redemption fees), placing more
emphasis on downward variations and rewarding consistent
performance.  The top 10% of funds in each category receive
5 stars, the next 22.5% receive 4 stars, the next 35%
receive 3 stars, the next 22.5% receive 2 stars, and the
bottom 10% receive 1 star. (Each share class is counted as
a fraction of one fund within this scale and rated
separately, which may cause slight variations in the
distribution percentages.) The Overall Morningstar Rating
for a fund is derived from a weighted average of the
performance figures associated with its three-, five-and
ten-year (if applicable) Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other
Entities and Publications. From time to time the Fund may
include in its advertisements and sales literature
performance information about the Fund cited in newspapers
and other periodicals such as The New York Times, The Wall
Street Journal, Barron's, or similar publications. That
information may include performance quotations from other
sources, including Lipper and Morningstar. The performance
of the Fund's classes of shares may be compared in
publications to the performance
of various market indices or other investments, and
averages, performance rankings or other benchmarks prepared
by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the
Fund's share classes to the return on fixed-income
investments available from banks and thrift institutions.
Those include certificates of deposit, ordinary
interest-paying checking and savings accounts, and other
forms of fixed or variable time deposits, and various other
instruments such as Treasury bills. However, the Fund's
returns and share price are not guaranteed or insured by
the FDIC or any other agency and will fluctuate daily,
while bank depository obligations may be insured by the
FDIC and may provide fixed rates of return. Repayment of
principal and payment of interest on Treasury securities is
backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or
ratings of the Manager or Transfer Agent, and of the
investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of
shareholder and investor services by third parties may
include comparisons of their services to those provided by
other mutual fund families selected by the rating or
ranking services. They may be based upon the opinions of
the rating or ranking service itself, using its research or
judgment, or based upon surveys of investors, brokers,
shareholders or others.

      From time to time the Fund may include in its
advertisements and sales literature the total return
performance of a hypothetical investment account that
includes shares of the Fund and other Oppenheimer funds.
The combined account may be part of an illustration of an
asset allocation model or similar presentation. The account
performance may combine total return performance of the
Fund and the total return performance of other Oppenheimer
funds included in the account. Additionally, from time to
time, the Fund's advertisements and sales literature may
include, for illustrative or comparative purposes,
statistical data or other information about general or
specific market and economic conditions. That may include,
for example,
o     information about the performance of certain
         securities or commodities markets or segments of
         those markets,
o     information about the performance of the economies of
         particular countries or regions,
o     the earnings of companies included in segments of
         particular industries, sectors, securities
         markets, countries or regions,
o     the availability of different types of securities or
         offerings of securities,
o     information relating to the gross national or gross
         domestic product of the United States or other
         countries or regions,
o     comparisons of various market sectors or indices to
         demonstrate performance, risk, or other
         characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods
that can be used to buy shares of the Fund. Appendix B
contains more information about the special sales charge
arrangements offered by the Fund, and the circumstances in
which sales charges may be reduced or waived for certain
classes of investors.

When you purchase shares of the Fund, your ownership
interest in the shares of the Fund will be recorded as a
book entry on the records of the Fund.  The Fund will not
issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink,
each purchase must be at least $50 and shareholders must
                                   ---
invest at least $500 before an Asset Builder Plan
(described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain
at $25 for additional purchases. Shares will be purchased
on the regular business day the Distributor is instructed
to initiate the Automated Clearing House ("ACH") transfer
to buy the shares. Dividends will begin to accrue on shares
purchased with the proceeds of ACH transfers on the
business day the Fund receives Federal Funds for the
purchase through the ACH system before the close of The New
York Stock Exchange ("the Exchange"). The Exchange normally
closes at 4:00 P.M., but may close earlier on certain days.
If Federal Funds are received on a business day after the
close of the Exchange, the shares will be purchased and
dividends will begin to accrue on the next regular business
day. The proceeds of ACH transfers are normally received by
the Fund three days after the transfers are initiated. If
the proceeds of the ACH transfer are not received on a
timely basis, the Distributor reserves the right to cancel
the purchase order. The Distributor and the Fund are not
responsible for any delays in purchasing shares resulting
from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a
reduced sales charge rate may be obtained for Class A
shares under Right of Accumulation and Letters of Intent
because of the economies of sales efforts and reduction in
expenses realized by the Distributor, dealers and brokers
making such sales. No sales charge is imposed in certain
other circumstances described in Appendix B to this
Statement of Additional Information because the Distributor
or dealer or broker incurs little or no selling expenses.

      |X|   Right of Accumulation. To qualify for the lower
sales charge rates that apply to larger purchases of Class
A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your
            individual accounts (including IRAs and 403(b)
            plans), or for your joint accounts, or for
            trust or custodial accounts on behalf of your
            children who are minors,
o     Current purchases of Class A and Class B shares of
            the Fund and other Oppenheimer funds to reduce
            the sales charge rate that applies to current
            purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you
            previously purchased subject to an initial or
            contingent deferred sales charge to reduce the
            sales charge rate for current purchases of
            Class A shares, provided that you still hold
            your investment in one of the Oppenheimer funds.

A fiduciary can count all shares purchased for a trust,
estate or other fiduciary account (including one or more
employee benefit plans of the same employer) that has
multiple accounts. The Distributor will add the value, at
current offering price, of the shares you previously
purchased and currently own to the value of current
purchases to determine the sales charge rate that applies.
The reduced sales charge will apply only to current
purchases. You must request it when you buy shares.

The Oppenheimer Funds. The Oppenheimer funds are those
mutual funds for which the Distributor acts as the
distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited-Term Government Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Limited Term Municipal Fund
Oppenheimer Balanced Fund                 Oppenheimer Main Street Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Opportunity Fund
Oppenheimer California Municipal Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Preservation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer Principal Protected Main
Oppenheimer Champion Income Fund          Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund II
Oppenheimer Developing Markets Fund       Oppenheimer Quest Balanced Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Disciplined Allocation Fund   Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Discovery Fund                Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Fund                   Municipals
Oppenheimer Global Opportunities Fund     Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund       Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund     Oppenheimer U.S. Government Trust
Oppenheimer  International  Small Company
Fund                                      Oppenheimer Value Fund
Oppenheimer International Value Fund      Limited-Term New York Municipal Fund
Oppenheimer   Limited   Term   California
Municipal Fund                            Rochester Fund Municipals

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

There is an initial sales charge on the purchase of Class A
shares of each of the Oppenheimer funds described above
except the money market funds. Under certain circumstances
described in this Statement of Additional Information,
redemption proceeds of certain money market fund shares may
be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), if
you purchase Class A shares or Class A and Class B shares
of the Fund and other Oppenheimer funds during a 13-month
period, you can reduce the sales charge rate that applies
to your purchases of Class A shares. The total amount of
your intended purchases of both Class A and Class B shares
will determine the reduced sales charge rate for the Class
A shares purchased during that period. You can include
purchases made up to 90 days before the date of the Letter.
Letters do not consider Class C or Class N shares you
purchase or may have purchased.

      A Letter is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or
Class A and Class B shares of the Fund (and other
Oppenheimer funds) during a 13-month period (the "Letter
period"). At the investor's request, this may include
purchases made up to 90 days prior to the date of the
Letter. The Letter states the investor's intention to make
the aggregate amount of purchases of shares which, when
added to the investor's holdings of shares of those funds,
will equal or exceed the amount specified in the Letter.
Purchases made by reinvestment of dividends or
distributions of capital gains and purchases made at net
asset value without sales charge do not count toward
satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and
Class B shares purchased under the Letter to obtain the
reduced sales charge rate on purchases of Class A shares of
the Fund (and other Oppenheimer funds) that applies under
the Right of Accumulation to current purchases of Class A
shares. Each purchase of Class A shares under the Letter
will be made at the offering price (including the sales
charge) that applies to a single lump-sum purchase of
shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no
commitment to purchase shares. However, if the investor's
purchases of shares within the Letter period, when added to
the value (at offering price) of the investor's holdings of
shares on the last day of that period, do not equal or
exceed the intended purchase amount, the investor agrees to
pay the additional amount of sales charge applicable to
such purchases. That amount is described in "Terms of
Escrow," below (those terms may be amended by the
Distributor from time to time). The investor agrees that
shares equal in value to 5% of the intended purchase amount
will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by
the terms of the Prospectus, this Statement of Additional
Information and the application used for a Letter. If those
terms are amended, as they may be from time to time by the
Fund, the investor agrees to be bound by the amended terms
and that those amendments will apply automatically to
existing Letters.

      If the total eligible purchases made during the
Letter period do not equal or exceed the intended purchase
amount, the concessions previously paid to the dealer of
record for the account and the amount of sales charge
retained by the Distributor will be adjusted to the rates
applicable to actual total purchases. If total eligible
purchases during the Letter period exceed the intended
purchase amount and exceed the amount needed to qualify for
the next sales charge rate reduction set forth in the
Prospectus, the sales charges paid will be adjusted to the
lower rate. That adjustment will be made only if and when
the dealer returns to the Distributor the excess of the
amount of concessions allowed or paid to the dealer over
the amount of concessions that apply to the actual amount
of purchases. The excess concessions returned to the
Distributor will be used to purchase additional shares for
the investor's account at the net asset value per share in
effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

      The Transfer  Agent will not hold shares in escrow for
purchases of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype 401(k) plans under a Letter.
If the intended  purchase amount under a Letter entered into
by  an   OppenheimerFunds   prototype  401(k)  plan  is  not
purchased  by the  plan  by the  end of the  Letter  period, there  will  be no  adjustment  of  concessions  paid to the
broker-dealer   or  financial   institution  of  record  for
accounts held in the name of that plan.

      In determining the total amount of purchases made
under a Letter, shares redeemed by the investor prior to
the termination of the Letter period will be deducted. It
is the responsibility of the dealer of record and/or the
investor to advise the Distributor about the Letter when
placing any purchase orders for the investor during the
Letter period. All of such purchases must be made through
the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent
purchases if necessary) made pursuant to a Letter, shares
of the Fund equal in value up to 5% of the intended
purchase amount specified in the Letter shall be held in
escrow by the Transfer Agent. For example, if the intended
purchase amount is $50,000, the escrow shall be shares
valued in the amount of $2,500 (computed at the offering
price adjusted for a $50,000 purchase). Any dividends and
capital gains distributions on the escrowed shares will be
credited to the investor's account.

      2. If the total minimum investment specified under
the Letter is completed within the 13-month Letter period,
the escrowed shares will be promptly released to the
investor.

      3. If, at the end of the 13-month Letter period the
total purchases pursuant to the Letter are less than the
intended purchase amount specified in the Letter, the
investor must remit to the Distributor an amount equal to
the difference between the dollar amount of sales charges
actually paid and the amount of sales charges which would
have been paid if the total amount purchased had been made
at a single time. That sales charge adjustment will apply
to any shares redeemed prior to the completion of the
Letter. If the difference in sales charges is not paid
within twenty days after a request from the Distributor or
the dealer, the Distributor will, within sixty days of the
expiration of the Letter, redeem the number of escrowed
shares necessary to realize such difference in sales
charges. Full and fractional shares remaining after such
redemption will be released from escrow. If a request is
received to redeem escrowed shares prior to the payment of
such additional sales charge, the sales charge will be
withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably
constitutes and appoints the Transfer Agent as
attorney-in-fact to surrender for redemption any or all
escrowed shares.

5.    The shares eligible for purchase under the Letter (or
the holding of which may be counted toward completion of a
Letter) include:
(a)   Class A shares sold with a front-end sales charge or
            subject to a Class A contingent deferred sales
            charge,
(b)   Class B shares of other Oppenheimer funds acquired
            subject to a contingent deferred sales charge,
            and
(c)   Class A or Class B shares acquired by exchange of
            either (1) Class A shares of one of the other
            Oppenheimer funds that were acquired subject to
            a Class A initial or contingent deferred sales
            charge or (2) Class B shares of one of the
            other Oppenheimer funds that were acquired
            subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically
be exchanged for shares of another fund to which an
exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow
will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you
must initially establish your account with $500.
Subsequently, you can establish an Asset Builder Plan to
automatically purchase additional shares directly from a
bank account for as little as $50. For those accounts
established prior to November 1, 2002 and which have
previously established Asset Builder Plans, additional
purchases will remain at $25. Shares purchased by Asset
Builder Plan payments from bank accounts are subject to the
redemption restrictions for recent purchases described in
the Prospectus. Asset Builder Plans are available only if
your bank is an ACH member. Asset Builder Plans may not be
used to buy shares for OppenheimerFunds employer-sponsored
qualified retirement accounts. Asset Builder Plans also
enable shareholders of Oppenheimer Cash Reserves to use
their fund account to make monthly automatic purchases of
shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to
purchase shares of the Fund, your bank account will be
debited automatically. Normally the debit will be made two
business days prior to the investment dates you selected on
your application. Neither the Distributor, the Transfer
Agent nor the Fund shall be responsible for any delays in
purchasing shares that result from delays in ACH
transmissions.
      Before you establish Asset Builder payments, you
should obtain a prospectus of the selected fund(s) from
your financial advisor (or the Distributor) and request an
application from the Distributor. Complete the application
and return it. You may change the amount of your Asset
Builder payment or you can terminate these automatic
investments at any time by writing to the Transfer Agent.
The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions
to implement them. The Fund reserves the right to amend,
suspend or discontinue offering Asset Builder plans at any
time without prior notice.

Retirement Plans.  Certain types of retirement plans are
entitled to purchase shares of the Fund without sales
charges or at reduced sales charge rates, as described in
an Appendix to this Statement of Additional Information.
Certain special sales charge arrangements described in that
Appendix apply to retirement plans whose records are
maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special
arrangement with Merrill Lynch.  If on the date the plan
sponsor signed the Merrill Lynch record keeping service
agreement the plan has less than $1 million in assets
invested in applicable investments (other than assets
invested in money market funds), then the retirement plan
may purchase only Class C shares of the Oppenheimer funds.
If on the date the plan sponsor signed the Merrill Lynch
record keeping service agreement the plan has $1 million or
more in assets but less than $5 million in assets invested
in applicable investments (other than assets invested in
money market funds), then the retirement plan may purchase
only Class N shares of the Oppenheimer funds.  If on the
date the plan sponsor signed the Merrill Lynch record
keeping service agreement the plan has $5 million or more
in assets invested in applicable investments (other than
assets invested in money market funds), then the retirement
plan may purchase only Class A shares of the Oppenheimer
funds.

      OppenheimerFunds has entered into arrangements with
certain record keepers whereby the Transfer Agent
compensates the record keeper for its record keeping and
account servicing functions that it performs on behalf of
the participant level accounts of a retirement plan. While
such compensation may act to reduce the record keeping fees
charged by the retirement plan's record keeper, that
compensation arrangement may be terminated at any time,
potentially affecting the record keeping fees charged by
the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase
orders for the Fund's shares (for example, when a purchase
check is returned to the Fund unpaid) causes a loss to be
incurred when the net asset values of the Fund's shares on
the cancellation date is less than on the purchase date.
That loss is equal to the amount of the decline in the net
asset value per share multiplied by the number of shares in
the purchase order. The investor is responsible for that
loss. If the investor fails to compensate the Fund for the
loss, the Distributor will do so. The Fund may reimburse
the Distributor for that amount by redeeming shares from
any account registered in that investor's name, or the Fund
or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund
represents an interest in the same portfolio of investments
of the Fund. However, each class has different shareholder
privileges and features. The net income attributable to
Class B, Class C or Class N shares and the dividends
payable on Class B, Class C or Class N shares will be
reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to
which Class B, Class C and Class N shares are subject.
      The availability of different classes of shares
permits an investor to choose the method of purchasing
shares that is more appropriate for the investor. That may
depend on the amount of the purchase, the length of time
the investor expects to hold shares, and other relevant
circumstances. Class A shares normally are sold subject to
an initial sales charge. While Class B, Class C and Class N
shares have no initial sales charge, the purpose of the
deferred sales charge and asset-based sales charge on Class
B, Class C and Class N shares is the same as that of the
initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions
that sell shares of the Fund. A salesperson who is entitled
to receive compensation from his or her firm for selling
Fund shares may receive different levels of compensation
for selling one class of shares rather than another.

      The Distributor will not accept a purchase order of
$100,000 or more for Class B shares or a purchase order of
$1 million or more to purchase Class C shares on behalf of
a single investor (not including dealer "street name" or
omnibus accounts).

      |X|   Class A Shares Subject to a Contingent Deferred
Sales Charge. For purchases of Class A shares at net asset
value whether or not subject to a contingent deferred sales
charge as described in the Prospectus, no sales concessions
will be paid to the broker-dealer of record, as described
in the Prospectus, on sales of Class A shares purchased
with the redemption proceeds of shares of another mutual
fund offered as an investment option in a retirement plan
in which Oppenheimer funds are also offered as investment
options under a special arrangement with the Distributor,
if the purchase occurs more than 30 days after the
Oppenheimer funds are added as an investment option under
that plan. Additionally, that concession will not be paid
on purchases of Class A shares by a retirement plan made
with the redemption proceeds of Class N shares of one or
more Oppenheimer funds held by the plan for more than 18
months.

      |X|   Class B Conversion. Under current
interpretations of applicable federal income tax law by the
Internal Revenue Service, the conversion of Class B shares
to Class A shares 72 months after purchase is not treated
as a taxable event for the shareholder. If those laws or
the IRS interpretation of those laws should change, the
automatic conversion feature may be suspended. In that
event, no further conversions of Class B shares would occur
while that suspension remained in effect. Although Class B
shares could then be exchanged for Class A shares on the
basis of relative net asset value of the two classes,
without the imposition of a sales charge or fee, such
exchange could constitute a taxable event for the
shareholder, and absent such exchange, Class B shares might
continue to be subject to the asset-based sales charge for
longer than six years.

      |X|   Availability of Class N Shares. In addition to
the description of the types of retirement plans which may
purchase Class N shares contained in the prospectus, Class
N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE
            IRAs),
o     to all rollover contributions made to Individual
            401(k) plans, Profit-Sharing Plans and Money
            Purchase Pension Plans,
o     to all direct rollovers from
            OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix B
            to this Statement of Additional Information)
            which have entered into a special agreement
            with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a)
            or 401(k) of the Internal Revenue Code, the
            recordkeeper or the plan sponsor for which has
            entered into a special agreement with the
            Distributor,
o     to Retirement Plans of a plan sponsor where the
            aggregate assets of all such plans invested in
            the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans
            that pay for the purchase with the redemption
            proceeds of Class A shares of one or more
            Oppenheimer funds, and
o     to certain customers of broker-dealers and financial
            advisors that are identified in a special
            agreement between the broker-dealer or
            financial advisor and the Distributor for that
            purpose.

      The sales concession and the advance of the service
fee, as described in the Prospectus, will not be paid to
dealers of record on sales of Class N shares on:
         purchases of Class N shares in amounts of $500,000
            or more by a retirement plan that pays for the
            purchase with the redemption proceeds of Class
            A shares of one or more Oppenheimer funds
            (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan to any IRA invested in the
            Oppenheimer funds),
         purchases of Class N shares in amounts of $500,000
            or more by a retirement plan that pays for the
            purchase with the redemption proceeds of  Class
            C shares of one or more Oppenheimer funds held
            by the plan for more than one year (other than
            rollovers from an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan to any IRA
            invested in the Oppenheimer funds), and
         on purchases of Class N shares by an
            OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan made with the redemption proceeds
            of Class A shares of one or more Oppenheimer
            funds.

      No sales concessions will be paid to the
broker-dealer of record, as described in the Prospectus, on
sales of Class N shares purchased with the redemption
proceeds of shares of another mutual fund offered as an
investment option in a retirement plan in which Oppenheimer
funds are also offered as investment options under a
special arrangement with the Distributor, if the purchase
occurs more than 30 days after the Oppenheimer funds are
added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses
related to its daily operations, such as custodian fees,
Trustees' fees, transfer agency fees, legal fees and
auditing costs. Those expenses are paid out of the Fund's
assets and are  not paid directly by shareholders. However,
those expenses reduce the net asset values of shares, and
therefore are indirectly borne by shareholders through
their investment.

      The methodology for calculating the net asset value,
dividends and distributions of the Fund's share classes
recognizes two types of expenses. General expenses that do
not pertain specifically to any one class are allocated pro
rata to the shares of all classes. The allocation is based
on the percentage of the Fund's total assets that is
represented by the assets of each class, and then equally
to each outstanding share within a given class. Such
general expenses include management fees, legal,
bookkeeping and audit fees, printing and mailing costs of
shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders,
fees to unaffiliated Trustees, custodian expenses, share
issuance costs, organization and start-up costs, interest,
taxes and brokerage commissions, and non-recurring
expenses, such as litigation costs.

      Other expenses that are directly attributable to a
particular class are allocated equally to each outstanding
share within that class. Examples of such expenses include
distribution and  service plan (12b-1) fees, transfer and
shareholder servicing agent fees and expenses, and
shareholder meeting expenses (to the extent that such
expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12
annual "Minimum Balance Fee" is assessed on each Fund
account with a share balance valued under $500. The Low
Balance Fee is automatically deducted from each such Fund
account on or about the second to last business day of
September.
      Listed below are certain cases in which the Fund has
elected, in its discretion, not to assess the Fund Account
Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after
            September 30th of the prior year;
o     A fund account that has a balance below $500 due to
            the automatic conversion of shares from Class B
            to Class A shares. However, once all Class B
            shares held in the account have been converted
            to Class A shares the new account balance may
            become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their
            account documents electronically via eDoc
            Direct;
o     A fund account that has only certificated shares and,
            has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by
            broker-dealers under the NSCC Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program
            and/or holding certain Oppenheimer Variable
            Account Funds;
o     Omnibus accounts holding shares pursuant to the
            Pinnacle, Ascender, Custom Plus, Recordkeeper
            Pro and Pension Alliance Retirement Plan
            programs; and
o     A fund account that falls below the $500 minimum
            solely due to market fluctuations within the
            12-month period preceding the date the fee is
            deducted.

      To access account documents electronically via eDocs
Direct, please visit the Service Center on our website at
WWW.OPPENHEIMERFUNDS.COM or call 1.888.470.0862 for
------------------------
instructions.

      The Fund reserves the authority to modify Fund
Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset
values per share of each class of shares of the Fund are
determined as of the close of business of the Exchange on
each day that the Exchange is open. The calculation is done
by dividing the value of the Fund's net assets attributable
to a class by the number of shares of that class that are
outstanding. The Exchange normally closes at 4:00 P.M.,
Eastern time, but may close earlier on some other days (for
example, in case of weather emergencies or on days falling
before a U.S. holiday). All references to time in this
Statement of Additional Information mean "Eastern time."
The Exchange's most recent annual announcement (which is
subject to change) states that it will close on New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. It may also close on
other days.

      Dealers other than Exchange members may conduct
trading in certain securities on days on which the Exchange
is closed (including weekends and holidays) or after 4:00
P.M. on a regular business day. Because the Fund's net
asset values will not be calculated on those days, the
Fund's net asset values per share may be significantly
affected on such days when shareholders may not purchase or
redeem shares. Additionally, trading on European and Asian
stock exchanges and over-the-counter markets normally is
completed before the close of the Exchange.

      Changes in the values of securities traded on foreign
exchanges or markets as a result of events that occur after
the prices of those securities are determined, but before
the close of the Exchange, will not be reflected in the
Fund's calculation of its net asset values that day unless
the Manager determines that the event is likely to effect a
material change in the value of the security. The Manager,
or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under
procedures established by the Board and subject to the
approval, ratification and confirmation by the Board at its
next ensuing meeting.

      |X|   Securities Valuation. The Fund's Board of
Trustees has established procedures for the valuation of
the Fund's securities. In general those procedures are as
follows:
o     Equity securities traded on a U.S. securities
exchange or on Nasdaq(R)are valued as follows:
(1)   if last sale information is regularly reported, they
               are valued at the last reported sale price
               on the principal exchange on which they are
               traded or on Nasdaq, as applicable, on that
               day, or
(2)   if last sale information is not available on a
               valuation date, they are valued at the last
               reported sale price preceding the valuation
               date if it is within the spread of the
               closing "bid" and "asked" prices on the
               valuation date or, if not,  at the closing
               "bid" price on the valuation date.
o     Equity securities traded on a foreign securities
exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing
               service approved by the Board of
               Trustees/Directors, or
(2)   at the last sale price obtained by the Manager from
               the report of the principal exchange on
               which the security is traded at its last
               trading session on or immediately before the
               valuation date, or
(3)   at the mean between the "bid" and "asked" prices
               obtained from the principal exchange on
               which the security is traded or, on the
               basis of reasonable inquiry, from two market
               makers in the security.
o     Long-term debt securities having a remaining maturity
in excess of 60 days are valued based on the mean between
the "bid" and "asked" prices determined by a portfolio
pricing service approved by the Fund's Board of Trustees or
obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean
between the "bid" and "asked" prices determined by a
pricing service approved by the Fund's Board of Trustees or
obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than
               397 days when issued,
(2)   debt instruments that had a maturity of 397 days or
               less when issued and have a remaining
               maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity
               of 397 days or less when issued and which
               have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted
for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money
               market fund that had a maturity of less than
               397 days when issued that have a remaining
               maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that
               have a remaining maturity of 397 days or
               less.
o     Securities (including restricted securities) not
having readily-available market quotations are valued at
fair value determined under the Board's procedures. If the
Manager is unable to locate two market makers willing to
give quotes, a security may be priced at the mean between
the "bid" and "asked" prices provided by a single active
market maker (which in certain cases may be the "bid" price
if no "asked" price is available).

      In the case of U.S. government securities,
mortgage-backed securities, corporate bonds and foreign
government securities, when last sale information is not
generally available, the Manager may use pricing services
approved by the Board of Trustees/Directors. The pricing
service may use "matrix" comparisons to the prices for
comparable instruments on the basis of quality, yield and
maturity. Other special factors may be involved (such as
the tax-exempt status of the interest paid by municipal
securities). The Manager will monitor the accuracy of the
pricing services. That monitoring may include comparing
prices used for portfolio valuation to actual sales prices
of selected securities.

      The closing prices in the London foreign exchange
market on a particular business day that are provided to
the Manager by a bank, dealer or pricing service that the
Manager has determined to be reliable are used to value
foreign currency, including forward contracts, and to
convert to U.S. dollars securities that are denominated in
foreign currency.

      Puts, calls, and futures are valued at the last sale
price on the principal exchange on which they are traded or
on Nasdaq, as applicable, as determined by a pricing
service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be
valued at the last sale price on the preceding trading day
if it is within the spread of the closing "bid" and "asked"
prices on the principal exchange or on Nasdaq on the
valuation date. If not, the value shall be the closing bid
price on the principal exchange or on Nasdaq on the
valuation date. If the put, call or future is not traded on
an exchange or on Nasdaq, it shall be valued by the mean
between "bid" and "asked" prices obtained by the Manager
from two active market makers. In certain cases that may be
at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to
the premium received is included in the Fund's Statement of
Assets and Liabilities as an asset. An equivalent credit is
included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of
the option. In determining the Fund's gain on investments,
if a call or put written by the Fund is exercised, the
proceeds are increased by the premium received. If a call
or put written by the Fund expires, the Fund has a gain in
the amount of the premium. If the Fund enters into a
closing purchase transaction, it will have a gain or loss,
depending on whether the premium received was more or less
than the cost of the closing transaction. If the Fund
exercises a put it holds, the amount the Fund receives on
its sale of the underlying investment is reduced by the
amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions
for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The
Federal Funds wire of redemption proceeds may be delayed if
the Fund's custodian bank is not open for business on a day
when the Fund would normally authorize the wire to be made,
which is usually the Fund's next regular business day
following the redemption. In those circumstances, the wire
will not be transmitted until the next bank business day on
which the Fund is open for business. No dividends will be
paid on the proceeds of redeemed shares awaiting transfer
by Federal Funds wire.]

Reinvestment Privilege. Within six months of a redemption,
a shareholder may reinvest all or part of the redemption
proceeds of:
o     Class A shares purchased subject to an initial sales
         charge or Class A shares on which a contingent
         deferred sales charge was paid, or
o     Class B shares that were subject to the Class B
         contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge
only in Class A shares of the Fund or any of the other
Oppenheimer funds into which shares of the Fund are
exchangeable as described in "How to Exchange Shares"
below. Reinvestment will be at the net asset value next
computed after the Transfer Agent receives the reinvestment
order. The shareholder must ask the Transfer Agent for that
privilege at the time of reinvestment. This privilege does
not apply to Class C, and Class N or Class Y shares. The
Fund may amend, suspend or cease offering this reinvestment
privilege at any time as to shares redeemed after the date
of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares
were redeemed is taxable, and reinvestment will not alter
any capital gains tax payable on that gain. If there has
been a capital loss on the redemption, some or all of the
loss may not be tax deductible, depending on the timing and
amount of the reinvestment. Under the Internal Revenue
Code, if the redemption proceeds of Fund shares on which a
sales charge was paid are reinvested in shares of the Fund
or another of the Oppenheimer funds within 90 days of
payment of the sales charge, the shareholder's basis in the
shares of the Fund that were redeemed may not include the
amount of the sales charge paid. That would reduce the loss
or increase the gain recognized from the redemption.
However, in that case the sales charge would be added to
the basis of the shares acquired by the reinvestment of the
redemption proceeds.

Payments "In Kind". The Prospectus states that payment for
shares tendered for redemption is ordinarily made in cash.
However, under certain circumstances, the Board of Trustees
of the Fund may determine that it would be detrimental to
the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly
in cash. In that case, the Fund may pay the redemption
proceeds in whole or in part by a distribution "in kind" of
liquid securities from the portfolio of the Fund, in lieu
of cash.

      The Fund has elected to be governed by Rule 18f-1
under the Investment Company Act. Under that rule, the Fund
is obligated to redeem shares solely in cash up to the
lesser of $250,000 or 1% of the net assets of the Fund
during any 90-day period for any one shareholder. If shares
are redeemed in kind, the redeeming shareholder might incur
brokerage or other costs in selling the securities for
cash. The Fund will value securities used to pay
redemptions in kind using the same method the Fund uses to
value its portfolio securities described above under
"Determination of Net Asset Values Per Share." That
valuation will be made as of the time the redemption price
is determined.

Involuntary Redemptions. The Fund's Board of Trustees has
the right to cause the involuntary redemption of the shares
held in any account if the aggregate net asset value of
those shares is less than $500 or such lesser amount as the
Board may fix. The Board will not cause the involuntary
redemption of shares in an account if the aggregate net
asset value of such shares has fallen below the stated
minimum solely as a result of market fluctuations. If the
Board exercises this right, it may also fix the
requirements for any notice to be given to the shareholders
in question (not less than 30 days). The Board may
alternatively set requirements for the shareholder to
increase the investment, or set other terms and conditions
so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different
registration is not an event that triggers the payment of
sales charges. Therefore, shares are not subject to the
payment of a contingent deferred sales charge of any class
at the time of transfer to the name of another person or
entity. It does not matter whether the transfer occurs by
absolute assignment, gift or bequest, as long as it does
not involve, directly or indirectly, a public sale of the
shares. When shares subject to a contingent deferred sales
charge are transferred, the transferred shares will remain
subject to the contingent deferred sales charge. It will be
calculated as if the transferee shareholder had acquired
the transferred shares in the same manner and at the same
time as the transferring shareholder.

      If less than all shares held in an account are
transferred, and some but not all shares in the account
would be subject to a contingent deferred sales charge if
redeemed at the time of transfer, the priorities described
in the Prospectus under "How to Buy Shares" for the
imposition of the Class B, Class C and Class N contingent
deferred sales charge will be followed in determining the
order in which shares are transferred.

Distributions From Retirement Plans. Requests for
distributions from OppenheimerFunds-sponsored IRAs,
SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k)
plans or pension or profit-sharing plans should be
addressed to "Trustee, OppenheimerFunds Retirement Plans,"
c/o the Transfer Agent at its address listed in "How To
Sell Shares" in the Prospectus or on the back cover of this
Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the
         distribution is premature; and
(3)   conform to the requirements of the plan and the
         Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors)
in OppenheimerFunds-sponsored pension or profit-sharing
plans with shares of the Fund held in the name of the plan
or its fiduciary may not directly request redemption of
their accounts. The plan administrator or fiduciary must
sign the request.

      Distributions from pension and profit sharing plans
are subject to special requirements under the Internal
Revenue Code and certain documents (available from the
Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.
Distributions from retirement plans are subject to
withholding requirements under the Internal Revenue Code,
and IRS Form W-4P (available from the Transfer Agent) must
be submitted to the Transfer Agent with the distribution
request, or the distribution may be delayed. Unless the
shareholder has provided the Transfer Agent with a
certified tax identification number, the Internal Revenue
Code requires that tax be withheld from any distribution
even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer
Agent assume no responsibility to determine whether a
distribution satisfies the conditions of applicable tax
laws and will not be responsible for any tax penalties
assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers
and Brokers. The Distributor is the Fund's agent to
repurchase its shares from authorized dealers or brokers on
behalf of their customers. Shareholders should contact
their broker or dealer to arrange this type of redemption.
The repurchase price per share will be the net asset value
next computed after the Distributor receives an order
placed by the dealer or broker. However, if the Distributor
receives a repurchase order from a dealer or broker after
the close of the Exchange on a regular business day, it
will be processed at that day's net asset value if the
order was received by the dealer or broker from its
customers prior to the time the Exchange closes. Normally,
the Exchange closes at 4:00 P.M., but may do so earlier on
some days. Additionally, the order must have been
transmitted to and received by the Distributor prior to its
close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer
under this procedure, payment will be made within three
business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents
in proper form. The signature(s) of the registered owners
on the redemption documents must be guaranteed as described
in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning
shares of the Fund valued at $5,000 or more can authorize
the Transfer Agent to redeem shares (having a value of at
least $50) automatically on a monthly, quarterly,
semi-annual or annual basis under an Automatic Withdrawal
Plan. Shares will be redeemed three business days prior to
the date requested by the shareholder for receipt of the
payment. Automatic withdrawals of up to $1,500 per month
may be requested by telephone if payments are to be made by
check payable to all shareholders of record. Payments must
also be sent to the address of record for the account and
the address must not have been changed within the prior 30
days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be
arranged on this basis.

      Payments are normally made by check, but shareholders
having AccountLink privileges (see "How To Buy Shares") may
arrange to have Automatic Withdrawal Plan payments
transferred to the bank account designated on the account
application or by signature-guaranteed instructions sent to
the Transfer Agent. Shares are normally redeemed pursuant
to an Automatic Withdrawal Plan three business days before
the payment transmittal date you select in the account
application. If a contingent deferred sales charge applies
to the redemption, the amount of the check or payment will
be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the
date requested. The Fund reserves the right to amend,
suspend or discontinue offering these plans at any time
without prior notice. Because of the sales charge assessed
on Class A share purchases, shareholders should not make
regular additional Class A share purchases while
participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish
automatic withdrawal plans, because of the potential
imposition of the contingent deferred sales charge on such
withdrawals (except where the Class B, Class C or Class N
contingent deferred sales charge is waived as described in
Appendix B to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange
Plan, the shareholder agrees to the terms and conditions
that apply to such plans, as stated below. These provisions
may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will
automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can
authorize the Transfer Agent to exchange a pre-determined
amount of shares of the Fund for shares (of the same class)
of other Oppenheimer funds automatically on a monthly,
quarterly, semi-annual or annual basis under an Automatic
Exchange Plan. The minimum amount that may be exchanged to
each other fund account is $50. Instructions should be
provided on the OppenheimerFunds Application or
signature-guaranteed instructions. Exchanges made under
these plans are subject to the restrictions that apply to
exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional
Information.

      Automatic   Withdrawal  Plans.  Fund  shares  will  be
redeemed as necessary to meet  withdrawal  payments.  Shares acquired  without a sales  charge  will be  redeemed  first.
Shares acquired with reinvested  dividends and capital gains distributions  will be  redeemed  next,  followed  by shares acquired  with a sales  charge,  to the extent  necessary to
make   withdrawal   payments.   Depending  upon  the  amount
withdrawn,   the  investor's   principal  may  be  depleted.
Payments  made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's
Automatic Withdrawal Plan as agent for the shareholder(s)
(the "Planholder") who executed the plan authorization and
application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to
the Planholder for any action taken or not taken by the
Transfer Agent in good faith to administer the plan. Share
certificates will not be issued for shares of the Fund
purchased for and held under the plan, but the Transfer
Agent will credit all such shares to the account of the
Planholder on the records of the Fund. Any share
certificates held by a Planholder may be surrendered
unendorsed to the Transfer Agent with the plan application
so that the shares represented by the certificate may be
held under the plan.

      For accounts subject to Automatic Withdrawal Plans,
distributions of capital gains must be reinvested in shares
of the Fund, which will be done at net asset value without
a sales charge. Dividends on shares held in the account may
be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments
at the net asset value per share determined on the
redemption date. Checks or AccountLink payments
representing the proceeds of Plan withdrawals will normally
be transmitted three business days prior to the date
selected for receipt of the payment, according to the
choice specified in writing by the Planholder. Receipt of
payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments
and the address to which checks are to be mailed or
AccountLink payments are to be sent may be changed at any
time by the Planholder by writing to the Transfer Agent.
The Planholder should allow at least two weeks' time after
mailing such notification for the requested change to be
put in effect. The Planholder may, at any time, instruct
the Transfer Agent by written notice to redeem all, or any
part of, the shares held under the plan. That notice must
be in proper form in accordance with the requirements of
the then-current Prospectus of the Fund. In that case, the
Transfer Agent will redeem the number of shares requested
at the net asset value per share in effect and will mail a
check for the proceeds to the Planholder.

      The Planholder may terminate a plan at any time by
writing to the Transfer Agent. The Fund may also give
directions to the Transfer Agent to terminate a plan. The
Transfer Agent will also terminate a plan upon its receipt
of evidence satisfactory to it that the Planholder has died
or is legally incapacitated. Upon termination of a plan by
the Transfer Agent or the Fund, shares that have not been
redeemed will be held in uncertificated form in the name of
the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and
until proper instructions are received from the Planholder,
his or her executor or guardian, or another authorized
person.

      If the Transfer Agent ceases to act as transfer agent
for the Fund, the Planholder will be deemed to have
appointed any successor transfer agent to act as agent in
administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class
of Oppenheimer funds having more than one class of shares
may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a
single class without a class designation are deemed "Class
A" shares for this purpose. You can obtain a current list
showing which funds offer which classes of shares by
calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A,
      B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial America Fund, L.P.             Centennial New York Tax Exempt
                                             Trust
   Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
   Centennial Government Trust               Oppenheimer Money Market Fund,
                                             Inc.
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Oppenheimer AMT-Free Municipals           Oppenheimer Pennsylvania Municipal
                                             Fund
   Oppenheimer AMT-Free New York             Oppenheimer Rochester National
   Municipals                                Municipals
   Oppenheimer California Municipal Fund     Limited Term New York Municipal Fund
   Oppenheimer Limited Term Municipal        Oppenheimer Senior Floating Rate Fund
   Fund
   Oppenheimer New Jersey Municipal Fund     Rochester Fund Municipals
   Oppenheimer Principal Protected Main      Oppenheimer Limited Term California
   Street Fund II                            Municipal Fund
   Oppenheimer International Value Fund

   The following funds do not offer Class Y shares:
   Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer Balanced Fund
   Oppenheimer California Municipal Fund    Oppenheimer New Jersey Municipal Fund
   Oppenheimer Capital Income Fund          Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer Cash Reserves                Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer Champion Income Fund         Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer Convertible Securities Fund  Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer Disciplined Allocation Fund  Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Developing Markets Fund      Oppenheimer Rochester National Municipals
   Oppenheimer Gold & Special Minerals Fund Oppenheimer Senior Floating Rate Fund
   Oppenheimer International Bond Fund      Oppenheimer Small Cap Value Fund
   Oppenheimer International Growth Fund    Oppenheimer Total Return Bond Fund
   Oppenheimer International Small Company  Limited Term New York Municipal Fund
   Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not
      be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer
      Cash Reserves are generally available only by
      exchange from the same class of shares of other
      Oppenheimer funds or through
      OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities
      Fund may be exchanged only for Class A shares of
      other Oppenheimer funds. They may not be acquired by
      exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of
      Oppenheimer Money Market Fund or Oppenheimer Cash
      Reserves acquired by exchange of Class M shares.
o     Shares of Oppenheimer Capital Preservation Fund may
      not be exchanged for shares of Oppenheimer Money
      Market Fund, Inc., Oppenheimer Cash Reserves or
      Oppenheimer Limited-Term Government Fund. Only
      participants in certain retirement plans may purchase
      shares of Oppenheimer Capital Preservation Fund, and
      only those participants may exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Capital
      Preservation Fund.
o     Class A shares of Oppenheimer funds may be exchanged
      at net asset value for shares of any money market
      fund offered by the Distributor. Shares of any money
      market fund purchased without a sales charge may be
      exchanged for shares of Oppenheimer funds offered
      with a sales charge upon payment of the sales charge.
      They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal
      charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc.
      purchased with the redemption proceeds of shares of
      other mutual funds (other than funds managed by the
      Manager or its subsidiaries) redeemed within the 30
      days prior to that purchase may subsequently be
      exchanged for shares of other Oppenheimer funds
      without being subject to an initial sales charge or
      contingent deferred sales charge. To qualify for that
      privilege, the investor or the investor's dealer must
      notify the Distributor of eligibility for this
      privilege at the time the shares of Oppenheimer Money
      Market Fund, Inc. are purchased. If requested, they
      must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of
      dividends or distributions from any of the other
      Oppenheimer funds or from any unit investment trust
      for which reinvestment arrangements have been made
      with the Distributor may be exchanged at net asset
      value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street
      Fund may be exchanged at net asset value for shares
      of any of the Oppenheimer funds. However,
      shareholders are not permitted to exchange shares of
      other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund until after the
      expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street
      Fund II may be exchanged at net asset value for
      shares of any of the Oppenheimer funds. However,
      shareholders are not permitted to exchange shares of
      other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund II until after
      the expiration of the warranty period (2/4/2011).

      The Fund may amend, suspend or terminate the exchange
privilege at any time. Although the Fund may impose these
changes at any time, it will provide you with notice of
those changes whenever it is required to do so by
applicable law. It may be required to provide 60 days'
notice prior to materially amending or terminating the
exchange privilege. That 60 day notice is not required in
extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales
Charges. No contingent deferred sales charge is imposed on
exchanges of shares of any class purchased subject to a
contingent deferred sales charge, with the following
exceptions:

o     When Class A shares of any Oppenheimer fund (other
than Rochester National Municipals and Rochester Fund
Municipals) acquired by exchange of Class A shares of any
Oppenheimer fund purchased subject to a Class A contingent
deferred sales charge are redeemed within 18 months
measured from the beginning of the calendar month of the
initial purchase of the exchanged Class A shares, the Class
A contingent deferred sales charge is imposed on the
redeemed shares.

o     When Class A shares of Rochester National Municipals
and Rochester Fund Municipals acquired by exchange of Class
A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed
within 24 months of the beginning of the calendar month of
the initial purchase of the exchanged Class A shares, the
Class A contingent deferred sales charge is imposed on the
redeemed shares.
         o  If any Class A shares of another Oppenheimer
fund that are exchanged for Class A shares of Oppenheimer
Senior Floating Rate Fund are subject to the Class A
contingent deferred sales charge of the other Oppenheimer
fund at the time of exchange, the holding period for that
Class A contingent deferred sales charge will carry over to
the Class A shares of Oppenheimer Senior Floating Rate Fund
acquired in the exchange. The Class A shares of Oppenheimer
Senior Floating Rate Fund acquired in that exchange will be
subject to the Class A Early Withdrawal Charge of
Oppenheimer Senior Floating Rate Fund if they are
repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and
Oppenheimer Money Market Fund, Inc. acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to
a Class A contingent deferred sales charge are redeemed
within the Class A holding period of the fund from which
the shares were exchanged, the Class A contingent deferred
sales charge of the fund from which the shares were
exchanged is imposed on the redeemed shares.

o     With respect to Class B shares (other than
Limited-Term Government Fund, Limited Term Municipal Fund,
Limited Term New York Municipal Fund, Oppenheimer Capital
Preservation Fund and Oppenheimer Senior Floating Rate
Fund), the Class B contingent deferred sales charge is
imposed on Class B shares acquired by exchange if they are
redeemed within six years of the initial purchase of the
exchanged Class B shares.

o     With respect to Class B shares of Limited-Term
Government Fund, Limited Term Municipal Fund, Limited Term
New York Municipal Fund, Oppenheimer Capital Preservation
Fund and Oppenheimer Senior Floating Rate Fund, the Class B
contingent deferred sales charge is imposed on Class B
shares acquired by exchange if they are redeemed within 5
years of the initial purchase of the exchanged Class B
shares.

o     With respect to Class C shares, the Class C
contingent deferred sales charge is imposed on Class C
shares acquired by exchange if they are redeemed within 12
months of the initial purchase of the exchanged Class C
shares.

o     With respect to Class N shares, a 1% contingent
deferred sales charge will be imposed if the retirement
plan (not including IRAs and 403(b) plans) is terminated or
Class N shares of all Oppenheimer funds are terminated as
an investment option of the plan and Class N shares are
redeemed within 18 months after the plan's first purchase
of Class N shares of any Oppenheimer fund or with respect
to an individual retirement plan or 403(b) plan, Class N
shares are redeemed within 18 months of the plan's first
purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed
to effect an exchange, the priorities described in "How To
Buy Shares" in the Prospectus for the imposition of the
Class B, Class C or Class N contingent deferred sales
charge will be followed in determining the order in which
the shares are exchanged. Before exchanging shares,
shareholders should take into account how the exchange may
affect any contingent deferred sales charge that might be
imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class
must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund
reserves the right to reject telephone or written exchange
requests submitted in bulk by anyone on behalf of more than
one account. The Fund may accept requests for exchanges of
up to 50 accounts per day from representatives of
authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging
shares by telephone, a shareholder must have an existing
account in the fund to which the exchange is to be made.
Otherwise, the investors must obtain a prospectus of that
fund before the exchange request may be submitted. If all
telephone lines are busy (which might occur, for example,
during periods of substantial market fluctuations),
shareholders might not be able to request exchanges by
telephone and would have to submit written exchange
requests.

      Processing  Exchange Requests.  Shares to be exchanged
are redeemed on the regular  business day the Transfer Agent
receives   an   exchange   request   in  proper   form  (the
"Redemption  Date").  Normally,  shares  of the  fund  to be acquired are  purchased  on the  Redemption  Date,  but such purchases  may be delayed by either fund up to five business days if it determines that it would be  disadvantaged  by an immediate  transfer  of the  redemption  proceeds.  The Fund reserves  the  right,  in  its  discretion,  to  refuse  any exchange request that may  disadvantage it. For example,  if the  receipt of  multiple  exchange  requests  from a dealer might require the  disposition of portfolio  securities at a time or at a price  that  might  be  disadvantageous  to the
Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one
fund to another, any special account feature such as an
Asset Builder Plan or Automatic Withdrawal Plan, will be
switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption
and exchange features such as Automatic Exchange Plans and
Automatic Withdrawal Plans cannot be switched to an account
in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number
of shares exchanged may be less than the number requested
if the exchange or the number requested would include
shares subject to a restriction cited in the Prospectus or
this Statement of Additional Information, or would include
shares covered by a share certificate that is not tendered
with the request. In those cases, only the shares available
for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for
exchange have different investment objectives, policies and
risks. A shareholder should assure that the fund selected
is appropriate for his or her investment and should be
aware of the tax consequences of an exchange. For federal
income tax purposes, an exchange transaction is treated as
a redemption of shares of one fund and a purchase of shares
of another. "Reinvestment Privilege," above, discusses some
of the tax consequences of reinvestment of redemption
proceeds in such cases. The Fund, the Distributor, and the
Transfer Agent are unable to provide investment, tax or
legal advice to a shareholder in connection with an
exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend
rate and there can be no assurance as to the payment of any
dividends or the realization of any capital gains. The
dividends and distributions paid by a class of shares will
vary from time to time depending on market conditions, the
composition of the Fund's portfolio, and expenses borne by
the Fund or borne separately by a class. Dividends are
calculated in the same manner, at the same time, and on the
same day for each class of shares. However, dividends on
Class B, Class C and Class N shares are expected to be
lower than dividends on Class A and Class Y shares. That is
because of the effect of the asset-based sales charge on
Class B, Class C and Class N shares. Those dividends will
also differ in amount as a consequence of any difference in
the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the
redemption of Fund shares represented by checks returned to
the Transfer Agent by the Postal Service as undeliverable
will be invested in shares of Oppenheimer Money Market
Fund, Inc. Reinvestment will be made as promptly as
possible after the return of such checks to the Transfer
Agent, to enable the investor to earn a return on otherwise
idle funds. Unclaimed accounts may be subject to state
escheatment laws, and the Fund and the Transfer Agent will
not be liable to shareholders or their representatives for
compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and
Redemptions of Shares. The federal tax treatment of the
Fund's dividends and capital gains distributions is briefly
highlighted in the Prospectus. The following is only a
summary of certain additional tax considerations generally
affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this
Statement of Additional Information is based on tax law in
effect on the date of the Prospectus and this Statement of
Additional Information. Those laws and regulations may be
changed by legislative, judicial, or administrative action,
sometimes with retroactive effect. State and local tax
treatment of ordinary income dividends and capital gain
dividends from regulated investment companies may differ
from the treatment under the Internal Revenue Code
described below. Potential purchasers of shares of the Fund
are urged to consult their tax advisers with specific
reference to their own tax circumstances as well as the
consequences of federal, state and local tax rules
affecting an investment in the Fund.

      Qualification as a Regulated Investment Company. The
Fund has elected to be taxed as a regulated investment
company under Subchapter M of the Internal Revenue Code of
1986, as amended. As a regulated investment company, the
Fund is not subject to federal income tax on the portion of
its net investment income (that is, taxable interest,
dividends, and other taxable ordinary income, net of
expenses) and capital gain net income (that is, the excess
of net long-term capital gains over net short-term capital
losses) that it distributes to shareholders. That
qualification enables the Fund to "pass through" its income
and realized capital gains to shareholders without having
to pay tax on them. This avoids a "double tax" on that
income and capital gains, since shareholders normally will
be taxed on the dividends and capital gains they receive
from the Fund (unless their Fund shares are held in a
retirement account or the shareholder is otherwise exempt
from tax).

      The Internal Revenue Code contains a number of
complex tests relating to qualification that the Fund might
not meet in a particular year. If it did not qualify as a
regulated investment company, the Fund would be treated for
tax purposes as an ordinary corporation and would receive
no tax deduction for payments made to shareholders.
      To qualify as a regulated investment company, the
Fund must distribute at least 90% of its investment company
taxable income (in brief, net investment income and the
excess of net short-term capital gain over net long-term
capital loss) for the taxable year. The Fund must also
satisfy certain other requirements of the Internal Revenue
Code, some of which are described below. Distributions by
the Fund made during the taxable year or, under specified
circumstances, within 12 months after the close of the
taxable year, will be considered distributions of income
and gains for the taxable year and will therefore count
toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the
Fund must derive at least 90% of its gross income from
dividends, interest, certain payments with respect to
securities loans, gains from the sale or other disposition
of stock or securities or foreign currencies (to the extent
such currency gains are directly related to the regulated
investment company's principal business of investing in
stock or securities) and certain other income.

      In addition to satisfying the requirements described
above, the Fund must satisfy an asset diversification test
in order to qualify as a regulated investment company.
Under that test, at the close of each quarter of the Fund's
taxable year, at least 50% of the value of the Fund's
assets must consist of cash and cash items (including
receivables), U.S. government securities, securities of
other regulated investment companies, and securities of
other issuers. As to each of those issuers, the Fund must
not have invested more than 5% of the value of the Fund's
total assets in securities of each such issuer and the Fund
must not hold more than 10% of the outstanding voting
securities of each such issuer. No more than 25% of the
value of its total assets may be invested in the securities
of any one issuer (other than U.S. government securities
and securities of other regulated investment companies), or
in two or more issuers which the Fund controls and which
are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed
by certain agencies or instrumentalities of the U.S.
government are treated as U.S. government securities.

      Excise Tax on Regulated Investment Companies. Under
the Internal Revenue Code, by December 31 each year, the
Fund must distribute 98% of its taxable investment income
earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from
November 1 of the prior year through October 31 of the
current year. If it does not, the Fund must pay an excise
tax on the amounts not distributed. It is presently
anticipated that the Fund will meet those requirements. To
meet this requirement, in certain circumstances the Fund
might be required to liquidate portfolio investments to
make sufficient distributions to avoid excise tax
liability. However, the Board of Trustees and the Manager
might determine in a particular year that it would be in
the best interests of shareholders for the Fund not to make
such distributions at the required levels and to pay the
excise tax on the undistributed amounts. That would reduce
the amount of income or capital gains available for
distribution to shareholders.

      Taxation of Fund Distributions. The Fund anticipates
distributing substantially all of its investment company
taxable income for each taxable year. Those distributions
will be taxable to shareholders as ordinary income and
treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code
govern the eligibility of the Fund's dividends for the
dividends-received deduction for corporate shareholders.
Long-term capital gains distributions are not eligible for
the deduction. The amount of dividends paid by the Fund
that may qualify for the deduction is limited to the
aggregate amount of qualifying dividends that the Fund
derives from portfolio investments that the Fund has held
for a minimum period, usually 46 days. A corporate
shareholder will not be eligible for the deduction on
dividends paid on Fund shares held for 45 days or less. To
the extent the Fund's dividends are derived from gross
income from option premiums, interest income or short-term
gains from the sale of securities or dividends from foreign
corporations, those dividends will not qualify for the
deduction.

      The Fund may either retain or distribute to
shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.
If net long term capital gains are distributed and
designated as a capital gain distribution, it will be
taxable to shareholders as a long-term capital gain and
will be properly identified in reports sent to shareholders
in January of each year. Such treatment will apply no
matter how long the shareholder has held his or her shares
or whether that gain was recognized by the Fund before the
shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain,
the Fund will be subject to tax on it at the 35% corporate
tax rate. If the Fund elects to retain its net capital
gain, the Fund will provide to shareholders of record on
the last day of its taxable year information regarding
their pro rata share of the gain and tax paid. As a result,
each shareholder will be required to report his or her pro
rata share of such gain on their tax return as long-term
capital gain, will receive a refundable tax credit for
his/her pro rata share of tax paid by the Fund on the gain,
and will increase the tax basis for his/her shares by an
amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund
from sources within foreign countries may be subject to
foreign taxes withheld at the source. The United States has
entered into tax treaties with many foreign countries which
entitle the Fund to a reduced rate of, or exemption from,
taxes on such income.

      Distributions by the Fund that do not constitute
ordinary income dividends or capital gain distributions
will be treated as a return of capital to the extent of the
shareholder's tax basis in their shares. Any excess will be
treated as gain from the sale of those shares, as discussed
below. Shareholders will be advised annually as to the U.S.
federal income tax consequences of distributions made (or
deemed made) during the year. If prior distributions made
by the Fund must be re-characterized as a non-taxable
return of capital at the end of the fiscal year as a result
of the effect of the Fund's investment policies, they will
be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the
manner described above regardless of whether the
distributions are paid in cash or reinvested in additional
shares of the Fund (or of another fund). Shareholders
receiving a distribution in the form of additional shares
will be treated as receiving a distribution in an amount
equal to the fair market value of the shares received,
determined as of the reinvestment date.

      The Fund will be required in certain cases to
withhold 28% of ordinary income dividends, capital gains
distributions and the proceeds of the redemption of shares,
paid to any shareholder (1) who has failed to provide a
correct taxpayer identification number or to properly
-------
certify that number when required, (2) who is subject to
backup withholding for failure to report the receipt of
interest or dividend income properly, or (3) who has failed
to certify to the Fund that the shareholder is not subject
to backup withholding or is an "exempt recipient" (such as
a corporation). All income and any tax withheld by the Fund
is remitted by the Fund to the U.S. Treasury and is
identified in reports mailed to shareholders in January of
each year.

      Tax Effects of Redemptions of Shares. If a
shareholder redeems all or a portion of his/her shares, the
shareholder will recognize a gain or loss on the redeemed
shares in an amount equal to the difference between the
proceeds of the redeemed shares and the shareholder's
adjusted tax basis in the shares. All or a portion of any
loss recognized in that manner may be disallowed if the
shareholder purchases other shares of the Fund within 30
days before or after the redemption.

      In general, any gain or loss arising from the
redemption of shares of the Fund will be considered capital
gain or loss, if the shares were held as a capital asset.
It will be long-term capital gain or loss if the shares
were held for more than one year. However, any capital loss
arising from the redemption of shares held for six months
or less will be treated as a long-term capital loss to the
extent of the amount of capital gain dividends received on
those shares. Special holding period rules under the
Internal Revenue Code apply in this case to determine the
holding period of shares and there are limits on the
deductibility of capital losses in any year.

      Foreign Shareholders. Under U.S. tax law, taxation of
a shareholder who is a foreign person (to include, but not
limited to, a nonresident alien individual, a foreign
trust, a foreign estate, a foreign corporation, or a
foreign partnership) primarily depends on whether the
foreign person's income from the Fund is effectively
connected with the conduct of a U.S. trade or business.
Typically, ordinary income dividends paid from a mutual
fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund
(and are deemed not "effectively connected income") to
foreign persons will be subject to a U.S. tax withheld by
the Fund at a rate of 30%, provided the Fund obtains a
properly completed and signed Certificate of Foreign
Status. The tax rate may be reduced if the foreign person's
country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income
dividends paid by the Fund. All income and any tax withheld
by the Fund is remitted by the Fund to the U.S. Treasury
and is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are
                                                     ---
effectively connected with the conduct of a U.S. trade or
business, then the foreign person may claim an exemption
from the U.S. tax described above provided the Fund obtains
a properly completed and signed Certificate of Foreign
Status. If the foreign person fails to provide a
certification of his/her foreign status, the Fund will be
required to withhold U.S. tax at a rate of 28% on ordinary
income dividends, capital gains distributions and the
proceeds of the redemption of shares, paid to any foreign
person. All income and any tax withheld (in this situation)
by the Fund is remitted by the Fund to the U.S. Treasury
and is identified in reports mailed to shareholders in
January of each year.

      The tax consequences to foreign persons entitled to
claim the benefits of an applicable tax treaty may be
different from those described herein. Foreign shareholders
are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax
consequences to them of an investment in the Fund,
including the applicability of the U.S. withholding taxes
described above.

Dividend Reinvestment in Another Fund. Shareholders of the
Fund may elect to reinvest all dividends and/or capital
gains distributions in shares of the same class of any of
the other Oppenheimer funds listed above. Reinvestment will
be made without sales charge at the net asset value per
share in effect at the close of business on the payable
date of the dividend or distribution. To elect this option,
the shareholder must notify the Transfer Agent in writing
and must have an existing account in the fund selected for
reinvestment. Otherwise the shareholder first must obtain a
prospectus for that fund and an application from the
Distributor to establish an account. Dividends and/or
distributions from shares of certain other Oppenheimer
funds (other than Oppenheimer Cash Reserves) may be
invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through
dealers, brokers and other financial institutions that have
a sales agreement with OppenheimerFunds Distributor, Inc.,
a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the
other Oppenheimer funds and is sub-distributor for funds
managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's
Transfer Agent, is a division of the Manager. It is
responsible for maintaining the Fund's shareholder registry
and shareholder accounting records, and for paying
dividends and distributions to shareholders. It also
handles shareholder servicing and administrative functions.
It serves as the Transfer Agent for an annual per account
fee. It also acts as shareholder servicing agent for the
other Oppenheimer funds. Shareholders should direct
inquiries about their accounts to the Transfer Agent at the
address and toll-free numbers shown on the back cover.

The Custodian. J.P. Morgan Chase Bank is the custodian of
the Fund's assets. The custodian's responsibilities include
safeguarding and controlling the Fund's portfolio
securities and handling the delivery of such securities to
and from the Fund. It is the practice of the Fund to deal
with the custodian in a manner uninfluenced by any banking
relationship the custodian may have with the Manager and
its affiliates. The Fund's cash balances with the custodian
in excess of $100,000 are not protected by federal deposit
insurance. Those uninsured balances at times may be
substantial.

Independent Registered Public Accounting Firm. Deloitte &
Touche LLP served as an Independent Registered Public
Accounting Firm for the Fund. They audit the Fund's
financial statements and perform other related audit
services. They also act as independent registered public
accounting firm for certain other funds advised by the
Manager and its affiliates. Audit and non-audit services
provided by Deloitte & Touche LLP to the Fund must be
pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MAIN STREET SMALL CAP FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Small Cap Fund, including the statement of investments, as of June 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Main Street Small Cap Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
August 13, 2004

STATEMENT OF INVESTMENTS  June 30, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--97.4%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--17.4%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.2%
Aftermarket Technology
Corp. 1                                                 54,800    $      904,200
--------------------------------------------------------------------------------
ArvinMeritor, Inc.                                      23,200           454,024
--------------------------------------------------------------------------------
Bandag, Inc.                                             4,900           218,197
--------------------------------------------------------------------------------
Cooper Tire &
Rubber Co.                                             249,200         5,731,600
--------------------------------------------------------------------------------
Dana Corp.                                              91,900         1,801,240
--------------------------------------------------------------------------------
Drew Industries, Inc. 1                                118,800         4,835,160
--------------------------------------------------------------------------------
Dura Automotive
Systems, Inc. 1                                         15,000           137,250
--------------------------------------------------------------------------------
Hayes Lemmerz
International, Inc. 1                                   31,500           475,650
--------------------------------------------------------------------------------
Keystone Automotive
Industries, Inc. 1                                      36,100         1,006,829
--------------------------------------------------------------------------------
Modine
Manufacturing Co.                                       52,600         1,675,310
--------------------------------------------------------------------------------
Noble International
Ltd.                                                    42,470         1,051,982
--------------------------------------------------------------------------------
Sauer-Danfoss, Inc.                                      7,700           131,439
--------------------------------------------------------------------------------
Spartan Motors, Inc.                                    36,000           441,000
--------------------------------------------------------------------------------
Standard Motor
Products, Inc.                                           2,100            30,933
--------------------------------------------------------------------------------
Stoneridge, Inc. 1                                      31,700           538,900
--------------------------------------------------------------------------------
Tenneco
Automotive, Inc. 1                                     139,500         1,845,585
--------------------------------------------------------------------------------
Tower
Automotive, Inc. 1                                     199,600           726,544
--------------------------------------------------------------------------------
Visteon Corp.                                          269,700         3,147,399
                                                                  --------------
                                                                      25,153,242

--------------------------------------------------------------------------------
AUTOMOBILES--0.2%
Monaco Coach Corp.                                     136,100         3,833,937
--------------------------------------------------------------------------------
Winnebago
Industries, Inc.                                        14,500           540,560
                                                                  --------------
                                                                       4,374,497

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
DISTRIBUTORS--0.2%
Andersons,
Inc. (The)                                               8,700    $      147,813
--------------------------------------------------------------------------------
Handleman Co.                                           67,400         1,560,984
--------------------------------------------------------------------------------
Pomeroy Computer
Resources, Inc.                                          7,100            84,632
--------------------------------------------------------------------------------
WESCO
International, Inc. 1                                  124,500         2,290,800
                                                                  --------------
                                                                       4,084,229

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--4.0%
Ambassadors
Group, Inc.                                             44,700         1,050,897
--------------------------------------------------------------------------------
Ameristar
Casinos, Inc.                                          125,200         4,204,216
--------------------------------------------------------------------------------
Applebee's
International, Inc.                                    114,300         2,631,186
--------------------------------------------------------------------------------
Argosy Gaming Co. 1                                     77,300         2,906,480
--------------------------------------------------------------------------------
Aztar Corp. 1                                          226,900         6,353,200
--------------------------------------------------------------------------------
Boca Resorts,
Inc., Cl. A 1                                           69,300         1,373,526
--------------------------------------------------------------------------------
California Pizza
Kitchen, Inc. 1                                         17,000           325,720
--------------------------------------------------------------------------------
CBRL Group, Inc.                                        11,800           364,030
--------------------------------------------------------------------------------
CEC
Entertainment, Inc. 1                                  137,850         4,067,954
--------------------------------------------------------------------------------
Checkers Drive-In
Restaurants, Inc. 1                                     40,200           464,310
--------------------------------------------------------------------------------
Choice Hotels
International, Inc.                                    121,900         6,114,504
--------------------------------------------------------------------------------
Dave & Buster's, Inc. 1                        161,200         3,028,948
--------------------------------------------------------------------------------
Dover Downs
Gaming &
Entertainment, Inc.                                     44,000           495,000
--------------------------------------------------------------------------------
Frisch's
Restaurants, Inc.                                        4,700           139,825
--------------------------------------------------------------------------------
Isle of Capri
Casinos, Inc. 1                                        158,500         2,765,825
--------------------------------------------------------------------------------
Jack in the Box, Inc. 1                                222,600         6,611,220
--------------------------------------------------------------------------------
La Quinta Corp. 1                                      436,300         3,664,920
--------------------------------------------------------------------------------
Lakes Gaming, Inc. 1                                    33,400           387,106
--------------------------------------------------------------------------------
Landry's
Restaurants, Inc.                                       63,300         1,892,037

                  19 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Lone Star Steakhouse
& Saloon, Inc.                                 111,600    $    3,034,404
--------------------------------------------------------------------------------
Navigant
International, Inc. 1                                   74,200         1,320,018
--------------------------------------------------------------------------------
Papa John's
International, Inc. 1                                   42,800         1,264,312
--------------------------------------------------------------------------------
Penn National
Gaming, Inc. 1                                         197,100         6,543,720
--------------------------------------------------------------------------------
Pinnacle
Entertainment, Inc. 1                                  300,300         3,786,783
--------------------------------------------------------------------------------
Prime Hospitality
Corp. 1                                                 99,400         1,055,628
--------------------------------------------------------------------------------
Rare Hospitality
International, Inc. 1                                  133,200         3,316,680
--------------------------------------------------------------------------------
Ryan's Restaurant
Group, Inc. 1                                          151,650         2,396,070
--------------------------------------------------------------------------------
Scientific Games
Corp., Cl. A 1                                         166,500         3,186,810
--------------------------------------------------------------------------------
Shuffle Master, Inc. 1                                 146,925         5,334,847
--------------------------------------------------------------------------------
Sonic Corp. 1                                           41,850           952,088
--------------------------------------------------------------------------------
Speedway
Motorsports, Inc.                                       65,400         2,186,976
--------------------------------------------------------------------------------
Steak n Shake Co.
(The) 1                                                168,100         3,062,782
--------------------------------------------------------------------------------
Sunterra Corp. 1                                        29,398           370,415
--------------------------------------------------------------------------------
Total Entertainment
Restaurant Corp. 1                                      56,900           769,857
                                                                  --------------
                                                                      87,422,294

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.0%
Applica, Inc. 1                                        101,800           906,020
--------------------------------------------------------------------------------
Bassett Furniture
Industries, Inc.                                         2,300            50,048
--------------------------------------------------------------------------------
Beazer Homes
USA, Inc.                                               25,731         2,581,077
--------------------------------------------------------------------------------
Blount
International, Inc. 1                                    6,800            86,564
--------------------------------------------------------------------------------
Brookfield Homes
Corp.                                                   20,000           523,800
--------------------------------------------------------------------------------
Chromcraft
Revington, Inc. 1                                        8,300           105,825
--------------------------------------------------------------------------------
CSS Industries, Inc.                                    57,250         2,006,040

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES CONTINUED
Enesco Group, Inc. 1                                    37,400    $      335,104
--------------------------------------------------------------------------------
Furniture Brands
International, Inc.                                     16,800           420,840
--------------------------------------------------------------------------------
Helen of Troy Ltd. 1                                   109,400         4,033,578
--------------------------------------------------------------------------------
Jarden Corp. 1                                         150,500         5,416,495
--------------------------------------------------------------------------------
Kimball International,
Inc., Cl. B                                             45,100           665,225
--------------------------------------------------------------------------------
Lifetime Hoan Corp.                                     29,400           670,026
--------------------------------------------------------------------------------
M.D.C. Holdings, Inc.                                   30,065         1,912,435
--------------------------------------------------------------------------------
Meritage Corp. 1                                        67,700         4,657,760
--------------------------------------------------------------------------------
Mestek, Inc. 1                                          11,200           186,032
--------------------------------------------------------------------------------
Movado Group, Inc.                                      36,000           621,000
--------------------------------------------------------------------------------
National Presto
Industries, Inc.                                        11,900           490,637
--------------------------------------------------------------------------------
Ryland Group,
Inc. (The)                                              15,100         1,180,820
--------------------------------------------------------------------------------
Standard Pacific
Corp.                                                   44,100         2,174,130
--------------------------------------------------------------------------------
Stanley Furniture
Co., Inc.                                               60,700         2,556,077
--------------------------------------------------------------------------------
Technical Olympic
USA, Inc.                                              156,150         3,479,022
--------------------------------------------------------------------------------
Tupperware Corp.                                       202,000         3,924,860
--------------------------------------------------------------------------------
Universal
Electronics, Inc. 1                                     10,800           189,324
--------------------------------------------------------------------------------
Yankee Candle,
Inc. (The) 1                                           113,800         3,328,650
                                                                  --------------
                                                                      42,501,389

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.3%
1-800-FLOWERS.com,
Inc. 1                                                  14,800           120,472
--------------------------------------------------------------------------------
Coldwater
Creek, Inc. 1                                           63,300         1,675,551
--------------------------------------------------------------------------------
J. Jill Group, Inc. 1                                   97,800         2,307,102
--------------------------------------------------------------------------------
PC Connection, Inc. 1                                  118,600           780,388
--------------------------------------------------------------------------------
Priceline.com, Inc. 1                                   66,800         1,798,924
--------------------------------------------------------------------------------
Provide
Commerce, Inc. 1                                         9,100           179,361
                                                                    ------------
                                                                       6,861,798

                  20 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--1.0%
Action Performance
Cos., Inc.                                              42,375      $    638,591
--------------------------------------------------------------------------------
Callaway Golf Co                                         7,500            85,050
--------------------------------------------------------------------------------
Marine Products
Corp.                                                   14,700           272,685
--------------------------------------------------------------------------------
MarineMax, Inc. 1                                      198,400         5,690,112
--------------------------------------------------------------------------------
Marvel
Enterprises, Inc. 1                                     99,800         1,948,096
--------------------------------------------------------------------------------
Nautilus Group,
Inc. (The)                                             131,900         2,573,369
--------------------------------------------------------------------------------
Polaris Industries,
Inc.                                                     9,300           446,400
--------------------------------------------------------------------------------
RC2 Corp. 1                                             57,200         2,030,600
--------------------------------------------------------------------------------
SCP Pool Corp.                                         112,600         5,067,000
--------------------------------------------------------------------------------
Steinway Musical
Instruments, Inc. 1                                     72,000         2,526,480
                                                                    ------------
                                                                      21,278,383

--------------------------------------------------------------------------------
MEDIA--1.2%
4Kids Entertainment,
Inc. 1                                                  34,100           815,672
--------------------------------------------------------------------------------
Advo, Inc.                                              33,950         1,117,634
--------------------------------------------------------------------------------
Arbitron, Inc. 1                                        20,100           734,052
--------------------------------------------------------------------------------
Beasley Broadcast
Group, Inc., Cl. A                                         800            11,968
--------------------------------------------------------------------------------
Carmike
Cinemas, Inc. 1                                         27,700         1,092,765
--------------------------------------------------------------------------------
Gray Television, Inc.                                  122,200         1,697,358
--------------------------------------------------------------------------------
Hearst-Argyle
Television, Inc.                                        73,200         1,887,096
--------------------------------------------------------------------------------
Information
Holdings, Inc. 1                                        54,900         1,502,613
--------------------------------------------------------------------------------
Journal
Communications,
Inc.                                                    22,300           419,909
--------------------------------------------------------------------------------
Liberty Corp.                                           12,700           596,265
--------------------------------------------------------------------------------
Media General,
Inc., Cl. A                                             24,400         1,566,968
--------------------------------------------------------------------------------
R.H. Donnelley
Corp. 1                                                 87,500         3,827,250
--------------------------------------------------------------------------------
Readers Digest
Assn., Inc. (The),
Cl. A, Non-Vtg                                         206,300         3,298,737

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA CONTINUED
Reading
International, Inc. 1                                    2,700    $       23,490
--------------------------------------------------------------------------------
Saga
Communications,
Inc., Cl. A 1                                           16,100           293,825
--------------------------------------------------------------------------------
Salem
Communications
Corp., Cl. A 1                                          85,600         2,322,328
--------------------------------------------------------------------------------
Thomas
Nelson, Inc.                                           116,100         2,640,114
--------------------------------------------------------------------------------
World Wrestling
Federation
Entertainment, Inc.                                    166,600         2,124,150
                                                                  --------------
                                                                      25,972,194

--------------------------------------------------------------------------------
MULTILINE RETAIL--0.6%
Bon-Ton Stores, Inc.                                    55,100           807,766
--------------------------------------------------------------------------------
Dillard's, Inc., Cl. A                                 186,700         4,163,410
--------------------------------------------------------------------------------
Saks, Inc.                                              69,800         1,047,000
--------------------------------------------------------------------------------
Stage Stores, Inc. 1                                    80,600         3,035,396
--------------------------------------------------------------------------------
Stein Mart, Inc. 1                                     250,300         4,069,878
                                                                  --------------
                                                                      13,123,450

--------------------------------------------------------------------------------
SPECIALTY RETAIL--5.0%
A.C. Moore Arts
& Crafts, Inc. 1                                28,100           773,031
--------------------------------------------------------------------------------
Aaron Rents, Inc.                                      108,900         3,608,946
--------------------------------------------------------------------------------
Aeropostale, Inc. 1                                    233,100         6,272,721
--------------------------------------------------------------------------------
American Eagle
Outfitters, Inc. 1                                     113,100         3,269,721
--------------------------------------------------------------------------------
AnnTaylor Stores
Corp. 1                                                159,900         4,633,902
--------------------------------------------------------------------------------
Asbury Automotive
Group, Inc. 1                                           15,600           234,000
--------------------------------------------------------------------------------
Barnes & Noble, Inc. 1                          72,600         2,466,948
--------------------------------------------------------------------------------
bebe stores, inc. 1                                    187,450         3,749,000
--------------------------------------------------------------------------------
Big 5 Sporting
Goods Corp. 1                                          106,000         2,776,140
--------------------------------------------------------------------------------
Blair Corp.                                             30,800           890,120
--------------------------------------------------------------------------------
Borders Group, Inc.                                    135,800         3,183,152
--------------------------------------------------------------------------------
Brookstone, Inc. 1                                     201,075         4,031,554
--------------------------------------------------------------------------------
Buckle, Inc. (The)                                      32,400           915,300

                  21 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Building Materials
Holding Corp.                                          138,600    $    2,623,698
--------------------------------------------------------------------------------
Cabela's, Inc. 1                                        20,400           549,780
--------------------------------------------------------------------------------
Cache, Inc. 1                                           31,750           428,943
--------------------------------------------------------------------------------
Casual Male Retail
Group, Inc. 1                                           60,500           441,650
--------------------------------------------------------------------------------
Charming
Shoppes, Inc. 1                                        630,000         5,625,900
--------------------------------------------------------------------------------
Children's Place
Retail Stores, Inc. 1                                   58,200         1,368,864
--------------------------------------------------------------------------------
Claire's Stores, Inc.                                  144,300         3,131,310
--------------------------------------------------------------------------------
CSK Auto Corp.                                           2,500            42,850
--------------------------------------------------------------------------------
Deb Shops, Inc.                                          3,700            89,022
--------------------------------------------------------------------------------
Dress Barn, Inc.
(The) 1                                                144,300         2,470,416
--------------------------------------------------------------------------------
Electronics Boutique
Holdings Corp. 1                                        34,300           903,462
--------------------------------------------------------------------------------
Finish Line, Inc.
(The), Cl. A 1                                          46,100         1,390,837
--------------------------------------------------------------------------------
Finlay
Enterprises, Inc. 1                                     26,800           504,376
--------------------------------------------------------------------------------
GameStop Corp. 1                                        54,900           835,578
--------------------------------------------------------------------------------
Goody's Family
Clothing, Inc.                                         193,500         2,006,595
--------------------------------------------------------------------------------
Guess?, Inc. 1                                         206,000         3,316,600
--------------------------------------------------------------------------------
Hibbett Sporting
Goods, Inc. 1                                          115,787         3,166,774
--------------------------------------------------------------------------------
HNI Corp.                                                9,300           393,669
--------------------------------------------------------------------------------
Hollywood
Entertainment
Corp. 1                                                115,500         1,543,080
--------------------------------------------------------------------------------
Jo-Ann Stores, Inc. 1                                   82,600         2,428,440
--------------------------------------------------------------------------------
Jos. A. Banks
Clothiers, Inc. 1                                       63,000         1,977,570
--------------------------------------------------------------------------------
Lithia Motors,
Inc., Cl. A                                             14,100           349,398
--------------------------------------------------------------------------------
Loehmann's
Holdings, Inc. 1                                        32,900           749,857
--------------------------------------------------------------------------------
Monro Muffler
Brake, Inc. 1                                           59,300         1,438,618
--------------------------------------------------------------------------------
Noland Co.                                               1,000            42,560

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
SPECIALTY RETAIL CONTINUED
O'Reilly
Automotive, Inc. 1                                      45,600    $    2,061,120
--------------------------------------------------------------------------------
Pacific Sunwear
of California, Inc. 1                                  177,125         3,466,336
--------------------------------------------------------------------------------
Payless
ShoeSource, Inc. 1                                     141,800         2,114,238
--------------------------------------------------------------------------------
Pep Boys-Manny,
Moe & Jack                                             236,200         5,987,670
--------------------------------------------------------------------------------
Select Comfort
Corp. 1                                                 45,100         1,280,840
--------------------------------------------------------------------------------
Sports Authority,
Inc. (The) 1                                             8,098           290,718
--------------------------------------------------------------------------------
Talbots, Inc. (The)                                     58,300         2,282,445
--------------------------------------------------------------------------------
TBC Corp. 1                                             79,200         1,884,960
--------------------------------------------------------------------------------
Too, Inc.                                               23,700           395,790
--------------------------------------------------------------------------------
Tractor Supply Co. 1                                    38,600         1,614,252
--------------------------------------------------------------------------------
Trans World
Entertainment
Corp. 1                                                128,700         1,289,574
--------------------------------------------------------------------------------
Tweeter Home
Entertainment
Group, Inc. 1                                           21,200           114,480
--------------------------------------------------------------------------------
United Auto
Group, Inc.                                            134,300         4,116,295
--------------------------------------------------------------------------------
Zale Corp. 1                                           228,600         6,231,636
                                                                  --------------
                                                                     107,754,736

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.7%
Brown Shoe Co., Inc.                                    97,400         3,986,582
--------------------------------------------------------------------------------
Cherokee, Inc.                                          15,700           393,913
--------------------------------------------------------------------------------
Deckers Outdoor
Corp. 1                                                 28,100           828,669
--------------------------------------------------------------------------------
DHB Industries, Inc. 1                                 164,200         2,492,556
--------------------------------------------------------------------------------
Escalade, Inc.                                           6,400           147,904
--------------------------------------------------------------------------------
Fossil, Inc. 1                                          75,000         2,043,750
--------------------------------------------------------------------------------
Hampshire
Group Ltd. 1                                            24,435           708,371
--------------------------------------------------------------------------------
Hartmarx Corp. 1                                       159,700         1,006,110
--------------------------------------------------------------------------------
K-Swiss, Inc., Cl. A                                     3,900            78,819
--------------------------------------------------------------------------------
Kellwood Co.                                           141,400         6,157,970

                  22 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS Continued
Kenneth Cole
Productions,
Inc., Cl. A                                             53,400    $    1,830,018
--------------------------------------------------------------------------------
Maxwell Shoe
Co., Inc. 1                                              6,900           160,356
--------------------------------------------------------------------------------
OshKosh B'Gosh,
Inc., Cl. A                                                600            14,982
--------------------------------------------------------------------------------
Perry Ellis
International, Inc. 1                                      810            20,461
--------------------------------------------------------------------------------
Quaker Fabric Corp.                                      4,200            32,378
--------------------------------------------------------------------------------
Timberland Co.,
Cl. A 1                                                 48,700         3,145,533
--------------------------------------------------------------------------------
Tommy Hilfiger
Corp. 1                                                147,100         2,227,094
--------------------------------------------------------------------------------
UniFirst Corp.                                          23,500           683,615
--------------------------------------------------------------------------------
Vans, Inc. 1                                            98,100         2,015,955
--------------------------------------------------------------------------------
Warnaco Group,
Inc. (The) 1                                           160,800         3,420,216
--------------------------------------------------------------------------------
Weyco Group, Inc.                                        1,200            41,149
--------------------------------------------------------------------------------
Wolverine World
Wide, Inc.                                             218,900         5,746,125
                                                                  --------------
                                                                      37,182,526

--------------------------------------------------------------------------------
CONSUMER STAPLES--3.1%
--------------------------------------------------------------------------------
Beverages--0.1%
Boston Beer Co.,
Inc., Cl. A 1                                           57,900         1,166,106
--------------------------------------------------------------------------------
National Beverage
Corp                                                    18,800           186,684
--------------------------------------------------------------------------------
PepsiAmericas, Inc.                                     11,200           237,888
                                                                  --------------
                                                                       1,590,678

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.7%
7-Eleven, Inc. 1                                       184,100         3,286,185
--------------------------------------------------------------------------------
Arden Group, Inc.,
Cl. A                                                   10,598           949,793
--------------------------------------------------------------------------------
BJ's Wholesale
Club, Inc. 1                                            40,200         1,005,000
--------------------------------------------------------------------------------
Chronimed, Inc. 1                                       22,000           179,300
--------------------------------------------------------------------------------
Ingles Markets, Inc.,
Cl. A                                                   10,500           117,285
--------------------------------------------------------------------------------
Longs Drug
Stores, Inc.                                            59,900         1,429,813

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING CONTINUED
Nash Finch Co.                                          50,700    $    1,269,021
--------------------------------------------------------------------------------
Penn Traffic
Co. (The) 1                                              1,200               144
--------------------------------------------------------------------------------
Ruddick Corp.                                          180,500         4,052,225
--------------------------------------------------------------------------------
Smart & Final, Inc. 1                                  127,100         1,527,742
--------------------------------------------------------------------------------
Weis Markets, Inc.                                      65,800         2,306,290
--------------------------------------------------------------------------------
Wild Oats
Markets, Inc. 1                                         29,200           410,844
                                                                  --------------
                                                                      16,533,642

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.3%
Alico, Inc.                                              3,500           140,525
--------------------------------------------------------------------------------
Central Garden
& Pet Co. 1                                    123,800         4,428,326
--------------------------------------------------------------------------------
Corn Products
International, Inc.                                    116,200         5,409,110
--------------------------------------------------------------------------------
Del Monte
Foods Co. 1                                            132,300         1,344,168
--------------------------------------------------------------------------------
Farmer Brothers Co.                                      5,000           134,150
--------------------------------------------------------------------------------
Flowers Foods, Inc.                                    205,900         5,384,285
--------------------------------------------------------------------------------
Interstate
Bakeries Corp.                                          26,600           288,610
--------------------------------------------------------------------------------
J&J Snack
Foods Corp. 1                                           29,100         1,188,153
--------------------------------------------------------------------------------
Lance, Inc.                                             92,600         1,426,040
--------------------------------------------------------------------------------
M&F Worldwide
Corp. 1                                                161,200         2,208,440
--------------------------------------------------------------------------------
MGP
Ingredients, Inc.                                        9,200           355,948
--------------------------------------------------------------------------------
Omega Protein
Corp. 1                                                187,600         1,819,720
--------------------------------------------------------------------------------
Sanderson
Farms, Inc.                                             89,800         4,815,076
                                                                  --------------
                                                                      28,942,551

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.7%
Chattem, Inc. 1                                        149,300         4,310,291
--------------------------------------------------------------------------------
Nu Skin Asia Pacific,
Inc., Cl. A                                            201,700         5,107,044
--------------------------------------------------------------------------------
Rayovac Corp. 1                                        155,300         4,363,930
--------------------------------------------------------------------------------
WD-40 Co.                                               23,000           688,620
                                                                  --------------
                                                                      14,469,885

                  23 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.3%
Del Laboratories, Inc.                                  40,092    $    1,243,654
--------------------------------------------------------------------------------
INTER PARFUMS, INC                                      45,500           948,675
--------------------------------------------------------------------------------
Mannatech, Inc.                                         41,000           393,600
--------------------------------------------------------------------------------
Nature's Sunshine
Products, Inc.                                          59,900           852,976
--------------------------------------------------------------------------------
NBTY, Inc. 1                                            79,600         2,339,444
                                                                  --------------
                                                                       5,778,349

--------------------------------------------------------------------------------
ENERGY--8.2%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.8%
Cal Dive
International, Inc. 1                                  178,100         5,399,992
--------------------------------------------------------------------------------
Carbo Ceramics, Inc.                                    33,500         2,286,375
--------------------------------------------------------------------------------
CHC Helicopter
Corp., Cl. A                                            29,300           854,470
--------------------------------------------------------------------------------
Ensign Resource
Service Group, Inc.                                    157,300         2,486,062
--------------------------------------------------------------------------------
Gulf Island
Fabrication, Inc.                                       58,800         1,271,844
--------------------------------------------------------------------------------
Hydril Co. 1                                            15,900           500,850
--------------------------------------------------------------------------------
Maverick Tube Corp. 1                                  146,200         1,213,212
--------------------------------------------------------------------------------
NS Group, Inc. 1                                        67,500         1,109,700
--------------------------------------------------------------------------------
Oceaneering
International, Inc. 1                                   97,700         3,346,225
--------------------------------------------------------------------------------
Offshore
Logistics, Inc. 1                                       22,400           629,888
--------------------------------------------------------------------------------
Oil States
International, Inc. 1                                  310,800         4,755,240
--------------------------------------------------------------------------------
Pason Systems, Inc.                                     40,000           924,855
--------------------------------------------------------------------------------
RPC, Inc.                                               32,800           517,912
--------------------------------------------------------------------------------
Tesco Corp. 1                                           99,100           799,009
--------------------------------------------------------------------------------
Total Energy
Services Ltd. 1                                        148,500           657,908
--------------------------------------------------------------------------------
Trican Well
Service Ltd. 1                                         147,600         4,623,681
--------------------------------------------------------------------------------
Unit Corp. 1                                             3,800           119,510
--------------------------------------------------------------------------------
Universal
Compression
Holdings, Inc. 1                                        30,000           920,400
--------------------------------------------------------------------------------
Veritas DGC, Inc. 1                                    250,900         5,808,335
--------------------------------------------------------------------------------
Willbros Group, Inc. 1                                  35,800           539,506
                                                                  --------------
                                                                      38,764,974

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS--6.4%
Atlas Energy Ltd. 1                                    584,000    $    1,324,154
--------------------------------------------------------------------------------
Berry Petroleum
CO., CL. A                                              42,000         1,235,220
--------------------------------------------------------------------------------
Blizzard Energy, Inc. 1                              1,343,600         1,402,976
--------------------------------------------------------------------------------
Brigham
Exploration Co. 1                                       11,400           104,652
--------------------------------------------------------------------------------
Cabot Oil & Gas
Corp., Cl. A                                            66,900         2,829,870
--------------------------------------------------------------------------------
Callon Petroleum Co. 1                                 100,600         1,434,556
--------------------------------------------------------------------------------
Canadian Superior
Energy, Inc. 1                                       1,247,424         1,860,785
--------------------------------------------------------------------------------
Cimarex Energy Co. 1                                   221,770         6,704,107
--------------------------------------------------------------------------------
Clear Energy, Inc. 1                                   377,566           985,628
--------------------------------------------------------------------------------
Compton
Petroleum Corp. 1                                      249,500         1,395,674
--------------------------------------------------------------------------------
Comstock
Resources, Inc. 1                                      111,100         2,162,006
--------------------------------------------------------------------------------
Crew Energy, Inc. 1                                    127,729           495,388
--------------------------------------------------------------------------------
Crosstex Energy, Inc.                                      200             8,020
--------------------------------------------------------------------------------
Denbury
Resources, Inc. 1                                      199,900         4,187,905
--------------------------------------------------------------------------------
Duvernay Oil Corp. 1                                    86,000           831,937
--------------------------------------------------------------------------------
Encore Acquisition Co. 1                               104,400         2,912,760
--------------------------------------------------------------------------------
Energy Partners Ltd. 1                                 139,500         2,134,350
--------------------------------------------------------------------------------
Esprit
Exploration Ltd. 1,2                                   428,200         1,114,613
--------------------------------------------------------------------------------
Esprit
Exploration Ltd. 1                                     393,800         1,025,070
--------------------------------------------------------------------------------
Frontier Oil Corp.                                     228,200         4,835,558
--------------------------------------------------------------------------------
General
Maritime Corp. 1                                       143,300         3,932,152
--------------------------------------------------------------------------------
Harvest Natural
Resources, Inc. 1                                      172,100         2,566,011
--------------------------------------------------------------------------------
Holly Corp.                                            123,100         4,603,940
--------------------------------------------------------------------------------
Houston
Exploration Co. 1                                       77,300         4,007,232
--------------------------------------------------------------------------------
Ketch
Resources Ltd. 1                                       171,900         1,474,436
--------------------------------------------------------------------------------
Magnum Hunter
Resources, Inc. 1                                      506,200         5,254,356
--------------------------------------------------------------------------------
Maritrans, Inc.                                         48,100           723,905

                  24 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Meridian Resource
Corp. (The) 1                                          287,700    $    1,996,638
--------------------------------------------------------------------------------
Midnight Oil &
Gas Ltd. 1                                             236,000         1,117,733
--------------------------------------------------------------------------------
OMI Corp.                                              505,400         6,014,260
--------------------------------------------------------------------------------
OPTI Canada, Inc. 1                                     75,000         1,048,853
--------------------------------------------------------------------------------
Overseas Shipholding
Group, Inc.                                             64,200         2,833,146
--------------------------------------------------------------------------------
Paramount
Resources Ltd. 1                                       312,000         3,350,960
--------------------------------------------------------------------------------
Patina Oil & Gas
Corp.                                                  100,374         2,998,171
--------------------------------------------------------------------------------
Penn Virginia Corp.                                    104,600         3,777,106
--------------------------------------------------------------------------------
Petroleum
Development Corp. 1                                     63,200         1,732,944
--------------------------------------------------------------------------------
Plains Exploration &
Production Co. 1                                       131,601         2,414,878
--------------------------------------------------------------------------------
Pogo Producing Co.                                      13,100           647,140
--------------------------------------------------------------------------------
Prima Energy Corp. 1                                     4,600           182,022
--------------------------------------------------------------------------------
Progress Energy Ltd. 1                                 240,500         2,665,545
--------------------------------------------------------------------------------
Range Resources Corp.                                  311,500         4,547,900
--------------------------------------------------------------------------------
Real Resources, Inc. 1                                 186,800         1,037,971
--------------------------------------------------------------------------------
Remington Oil &
Gas Corp. 1                                             49,900         1,177,640
--------------------------------------------------------------------------------
Resource America,
Inc., Cl. A                                             66,400         1,567,040
--------------------------------------------------------------------------------
Rio Alto Resources
International, Inc. 1                                  479,300           482,607
--------------------------------------------------------------------------------
Southwestern
Energy Co. 1                                            48,400         1,387,628
--------------------------------------------------------------------------------
Spinnaker
Exploration Co. 1                                       49,400         1,945,372
--------------------------------------------------------------------------------
St. Mary Land &
Exploration Co.                                         99,800         3,557,870
--------------------------------------------------------------------------------
StarPoint Energy Ltd. 1                                517,800         1,641,357
--------------------------------------------------------------------------------
Stelmar Shipping Ltd.                                   54,300         1,800,045
--------------------------------------------------------------------------------
Stone Energy Corp. 1                                    73,700         3,366,616
--------------------------------------------------------------------------------
Swift Energy Co. 1                                     166,900         3,681,814
--------------------------------------------------------------------------------
Teekay Shipping Corp.                                   32,600         1,218,588
--------------------------------------------------------------------------------
Tesoro Petroleum
Corp. 1                                                215,500         5,947,800

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS CONTINUED
Thunder Energy, Inc. 1                                 279,863    $    1,484,114
--------------------------------------------------------------------------------
TransMontaigne, Inc. 1                                   2,400            12,912
--------------------------------------------------------------------------------
Tusk Energy, Inc. 1                                    472,000         1,548,984
--------------------------------------------------------------------------------
Vintage
Petroleum, Inc.                                        200,000         3,394,000
--------------------------------------------------------------------------------
Western Gas
Resources, Inc.                                         64,000         2,078,720
--------------------------------------------------------------------------------
World Fuel
Services Corp.                                          69,000         3,110,520
                                                                  --------------
                                                                     137,316,155

--------------------------------------------------------------------------------
FINANCIALS--14.5%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.1%
Capital Southwest
Corp.                                                      500            39,515
--------------------------------------------------------------------------------
National Financial
Partners Corp.                                          31,500         1,111,005
--------------------------------------------------------------------------------
Stifel Financial Corp. 1                                 4,100           111,520
--------------------------------------------------------------------------------
SWS Group, Inc.                                         10,600           162,180
                                                                  --------------
                                                                       1,424,220

--------------------------------------------------------------------------------
COMMERCIAL BANKS--6.7%
1st Source Corp.                                         5,900           147,382
--------------------------------------------------------------------------------
Alliance
Financial Corp                                          10,100           284,214
--------------------------------------------------------------------------------
AmericanWest
Bancorporation                                          42,510           814,067
--------------------------------------------------------------------------------
Anchor BanCorp
Wisconsin, Inc.                                         88,500         2,339,940
--------------------------------------------------------------------------------
Arrow Financial Corp.                                    7,241           220,488
--------------------------------------------------------------------------------
Bancorp Bank (The) 1                                     9,200           162,932
--------------------------------------------------------------------------------
BankAtlantic
Bancorp, Inc.                                           85,400         1,575,630
--------------------------------------------------------------------------------
BankUnited
Financial Corp., Cl. A 1                                 3,000            77,400
--------------------------------------------------------------------------------
Banner Corp.                                            10,900           316,754
--------------------------------------------------------------------------------
Bay View
Capital Corp.                                            4,800             9,888
--------------------------------------------------------------------------------
BB&T Corp.                                         808            29,872
--------------------------------------------------------------------------------
Berkshire Hills
Bancorp, Inc.                                           24,800           920,080

                  25 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
BFC Financial
Corp., Cl. A 1                                              22    $          260
--------------------------------------------------------------------------------
Brookline Bancorp, Inc.                                 20,465           300,222
--------------------------------------------------------------------------------
BSB Bancorp, Inc.                                        8,400           298,620
--------------------------------------------------------------------------------
Camco Financial Corp.                                   10,600           148,400
--------------------------------------------------------------------------------
Camden
National Corp.                                           5,000           165,350
--------------------------------------------------------------------------------
Capital Bancorp Ltd.                                    11,000           286,110
--------------------------------------------------------------------------------
Capital City Bank
Group, Inc.                                              8,525           337,505
--------------------------------------------------------------------------------
Capital Corp. of
the West                                                 4,700           182,548
--------------------------------------------------------------------------------
Capital Crossing Bank 1                                 14,300           798,369
--------------------------------------------------------------------------------
CB Bancshares, Inc.                                     30,943         2,883,888
--------------------------------------------------------------------------------
Center Financial Corp.                                  29,200           442,380
--------------------------------------------------------------------------------
CFS Bancorp, Inc.                                        4,600            60,950
--------------------------------------------------------------------------------
Chemical Financial
Corp.                                                    7,195           265,424
--------------------------------------------------------------------------------
Citizens First
Bancorp, Inc.                                           38,700           921,447
--------------------------------------------------------------------------------
City Holding Co.                                        94,000         2,968,520
--------------------------------------------------------------------------------
CNB Florida
Bancshares, Inc.                                         8,000           189,048
--------------------------------------------------------------------------------
Coastal Financial
Corp.                                                    1,644            24,578
--------------------------------------------------------------------------------
Colonial BancGroup,
Inc. (The)                                             177,300         3,221,541
--------------------------------------------------------------------------------
Columbia Bancorp,
Eastern US                                               2,100            61,362
--------------------------------------------------------------------------------
Columbia Banking
System, Inc.                                           130,305         2,892,771
--------------------------------------------------------------------------------
Community Bank
System, Inc.                                           116,800         2,661,872
--------------------------------------------------------------------------------
Community First
Bankshares, Inc.                                        92,300         2,971,137
--------------------------------------------------------------------------------
Community Trust
Bancorp, Inc.                                           10,780           328,790
--------------------------------------------------------------------------------
Corus Bankshares, Inc.                                  45,200         1,858,172
--------------------------------------------------------------------------------
CVB Financial Corp.                                     36,831           802,179
--------------------------------------------------------------------------------
Dime Community
Bancshares, Inc.                                        90,525         1,582,377

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS CONTINUED
East West
Bancorp, Inc.                                          168,000    $    5,157,600
--------------------------------------------------------------------------------
ESB Financial Corp.                                        800            10,008
--------------------------------------------------------------------------------
EverTrust Financial
Group, Inc.                                              3,100            78,802
--------------------------------------------------------------------------------
Exchange National
Bancshares, Inc.                                         2,850            83,220
--------------------------------------------------------------------------------
Farmers Capital
Bank Corp.                                               1,000            35,750
--------------------------------------------------------------------------------
Fidelity Bankshares,
Inc.                                                    79,965         2,834,759
--------------------------------------------------------------------------------
Fifth Third Bancorp                                        830            44,637
--------------------------------------------------------------------------------
First BanCorp                                           39,800         1,621,850
--------------------------------------------------------------------------------
First Citizens
BancShares,
Inc., Cl. A                                             11,300         1,378,600
--------------------------------------------------------------------------------
First Commonwealth
Financial Corp.                                         37,300           483,781
--------------------------------------------------------------------------------
First Community
Bancshares, Inc.                                        26,030           872,005
--------------------------------------------------------------------------------
First Defiance
Financial Corp.                                         14,700           324,870
--------------------------------------------------------------------------------
First Federal
Capital Corp.                                           46,400         1,291,312
--------------------------------------------------------------------------------
First Financial Corp.                                   12,000           382,800
--------------------------------------------------------------------------------
First Financial
Holdings, Inc.                                          47,600         1,371,356
--------------------------------------------------------------------------------
First M&F Corp.                                  1,900            59,166
--------------------------------------------------------------------------------
First Merchants Corp.                                   22,110           573,755
--------------------------------------------------------------------------------
First National
Bankshares of
Florida, Inc.                                           30,385           575,796
--------------------------------------------------------------------------------
First Niagara
Financial Group, Inc.                                  109,700         1,316,400
--------------------------------------------------------------------------------
First Oak Brook
Bancshares, Inc.                                         4,050           122,715
--------------------------------------------------------------------------------
First Place Financial
Corp.                                                   68,563         1,273,215
--------------------------------------------------------------------------------
First Republic Bank                                    114,800         4,945,584
--------------------------------------------------------------------------------
First Sentinel
Bancorp, Inc.                                           36,100           741,855
--------------------------------------------------------------------------------

                  26 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
FirstFed Financial
Corp. 1                                                  3,600    $      149,760
--------------------------------------------------------------------------------
Flagstar Bancorp, Inc.                                 101,600         2,019,808
--------------------------------------------------------------------------------
Flushing
Financial Corp.                                         71,690         1,265,329
--------------------------------------------------------------------------------
Foothill Independent
Bancorp                                                  5,431           113,345
--------------------------------------------------------------------------------
Frontier Financial
Corp.                                                    6,100           213,134
--------------------------------------------------------------------------------
Glacier Bancorp, Inc.                                   41,400         1,166,238
--------------------------------------------------------------------------------
Hancock Holding Co.                                      6,000           174,360
--------------------------------------------------------------------------------
Hanmi Financial Corp.                                   29,267           863,377
--------------------------------------------------------------------------------
Harbor Florida
Bancshares, Inc.                                        88,300         2,429,133
--------------------------------------------------------------------------------
Harleysville
National Corp.                                           9,850           252,160
--------------------------------------------------------------------------------
Home Federal Bancorp                                    32,300           807,500
--------------------------------------------------------------------------------
Horizon Financial Corp.                                  4,300            85,570
--------------------------------------------------------------------------------
Hudson River
Bancorp, Inc.                                           32,100           547,947
--------------------------------------------------------------------------------
IBERIABANK Corp.                                        36,750         2,174,865
--------------------------------------------------------------------------------
Independence
Community
Bank Corp.                                              79,400         2,890,160
--------------------------------------------------------------------------------
Independent Bank
Corp., Michigan                                         52,615         1,336,421
--------------------------------------------------------------------------------
Indymac Mortgage
Holdings, Inc.                                          88,000         2,780,800
--------------------------------------------------------------------------------
International
Bancshares Corp.                                        39,240         1,591,182
--------------------------------------------------------------------------------
ITLA Capital Corp. 1                                    28,000         1,135,960
--------------------------------------------------------------------------------
Macatawa Bank Corp.                                      8,421           231,493
--------------------------------------------------------------------------------
MAF Bancorp, Inc.                                      129,467         5,525,652
--------------------------------------------------------------------------------
MainSource Financial
Group, Inc.                                              8,067           163,760
--------------------------------------------------------------------------------
Massbank Corp.                                             300            10,383
--------------------------------------------------------------------------------
Nara Bancorp, Inc.                                     104,400         1,788,372
--------------------------------------------------------------------------------
NASB Financial, Inc.                                    16,904           713,518
--------------------------------------------------------------------------------
National
Bankshares, Inc.                                        10,900           452,350
--------------------------------------------------------------------------------
NBC Capital Corp.                                          200             5,398

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS CONTINUED
NBT Bancorp, Inc.                                       58,200    $    1,300,188
--------------------------------------------------------------------------------
Oak Hill
Financial, Inc.                                          6,000           189,000
--------------------------------------------------------------------------------
OceanFirst
Financial Corp.                                         20,500           490,975
--------------------------------------------------------------------------------
Old Second
Bancorp, Inc.                                            6,600           348,150
--------------------------------------------------------------------------------
Oriental Financial
Group, Inc.                                            104,572         2,830,764
--------------------------------------------------------------------------------
PAB Bankshares, Inc.                                       500             6,070
--------------------------------------------------------------------------------
Pacific Capital
Bancorp                                                231,500         6,512,095
--------------------------------------------------------------------------------
Parkvale
Financial Corp.                                          8,200           215,988
--------------------------------------------------------------------------------
PennFed Financial
Services, Inc.                                           1,700            57,800
--------------------------------------------------------------------------------
PennRock Financial
Services Corp.                                          15,380           464,476
--------------------------------------------------------------------------------
PFF Bancorp, Inc.                                       73,180         2,725,223
--------------------------------------------------------------------------------
Provident
Bankshares Corp.                                         8,384           241,795
--------------------------------------------------------------------------------
Provident Financial
Holdings, Inc.                                           9,950           235,318
--------------------------------------------------------------------------------
Quaker City
Bancorp, Inc.                                           27,225         1,495,742
--------------------------------------------------------------------------------
R&G Financial
Corp., Cl. B                                           156,100         5,160,666
--------------------------------------------------------------------------------
Republic
Bancorp, Inc.                                           51,357           713,862
--------------------------------------------------------------------------------
Republic Bancorp,
Inc., Cl. A                                             50,182         1,013,175
--------------------------------------------------------------------------------
S.Y. Bancorp, Inc.                                       3,600            84,276
--------------------------------------------------------------------------------
Sandy Spring
Bancorp, Inc.                                           26,200           910,450
--------------------------------------------------------------------------------
Santander BanCorp                                       11,200           276,864
--------------------------------------------------------------------------------
Seacoast Banking
Corp. of Florida                                        50,270         1,052,151
--------------------------------------------------------------------------------
Second Bancorp, Inc.                                    12,600           394,254
--------------------------------------------------------------------------------
Silicon Valley
Bancshares 1                                            77,100         3,057,015
--------------------------------------------------------------------------------
Sound Federal
Bancorp, Inc.                                           16,000           214,720

                  27 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Southside
Bancshares, Inc.                                         3,700    $       77,700
--------------------------------------------------------------------------------
Southwest Bancorp, Inc.                                 63,200         1,153,400
--------------------------------------------------------------------------------
State Bancorp, Inc.                                     16,973           414,650
--------------------------------------------------------------------------------
State Financial
Services Corp.                                          27,100           803,786
--------------------------------------------------------------------------------
Sterling Bancorp                                        99,825         2,757,167
--------------------------------------------------------------------------------
Sterling
Financial Corp.                                        146,322         4,663,282
--------------------------------------------------------------------------------
Sterling Financial
Corp., Eastern US                                       11,025           286,981
--------------------------------------------------------------------------------
Sun Bancorp, Inc.                                       38,976           828,630
--------------------------------------------------------------------------------
Susquehanna
Bancshares, Inc.                                         5,785           145,551
--------------------------------------------------------------------------------
TierOne Corp.                                           46,200           993,762
--------------------------------------------------------------------------------
U.S.B. Holding
Co., Inc.                                                4,385           100,504
--------------------------------------------------------------------------------
Union Bankshares
Corp.                                                   14,200           448,720
--------------------------------------------------------------------------------
United Community
Financial Corp.                                         24,900           323,700
--------------------------------------------------------------------------------
Univest Corp. of
Pennsylvania                                             8,100           413,100
--------------------------------------------------------------------------------
Virginia Commerce
Bancorp, Inc. 1                                            600            17,706
--------------------------------------------------------------------------------
W. Holding Co., Inc.                                   148,911         2,556,802
--------------------------------------------------------------------------------
Waypoint
Financial Corp.                                         38,185         1,053,524
--------------------------------------------------------------------------------
Webster
Financial Corp.                                         40,899         1,923,071
--------------------------------------------------------------------------------
WesBanco, Inc.                                          11,400           332,082
--------------------------------------------------------------------------------
Westcorp                                                54,500         2,477,025
--------------------------------------------------------------------------------
Westfield
Financial, Inc.                                          2,400            48,816
--------------------------------------------------------------------------------
Whitney Holding
Corp.                                                   18,600           830,862
--------------------------------------------------------------------------------
Wilshire State Bank 1                                   26,900           659,588
--------------------------------------------------------------------------------
WSFS Financial Corp.                                    53,500         2,603,845
                                                                  --------------
                                                                     145,925,549

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
CONSUMER FINANCE--0.2%
ASTA Funding, Inc.                                      40,200    $      699,480
--------------------------------------------------------------------------------
Education Lending
Group, Inc. 1                                           40,400           717,100
--------------------------------------------------------------------------------
First Marblehead
Corp. (The) 1                                           65,000         2,616,900
--------------------------------------------------------------------------------
Nelnet, Inc., Cl. A 1                                    7,400           131,350
                                                                  --------------
                                                                       4,164,830

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.5%
Affiliated Managers
Group, Inc. 1                                           58,450         2,944,127
--------------------------------------------------------------------------------
American Capital
Strategies Ltd.                                         38,800         1,087,176
--------------------------------------------------------------------------------
Cash America
International, Inc.                                    135,000         3,105,000
--------------------------------------------------------------------------------
Chicago Mercantile
Exchange (The)                                           7,400         1,068,338
--------------------------------------------------------------------------------
CompuCredit Corp. 1                                    131,600         2,276,680
--------------------------------------------------------------------------------
Credit Acceptance
Corp. 1                                                  7,100           106,997
--------------------------------------------------------------------------------
Encore Capital
Group, Inc. 1                                           29,100           384,411
--------------------------------------------------------------------------------
First Albany Cos., Inc.                                 47,800           479,912
--------------------------------------------------------------------------------
First Cash Financial
Services, Inc. 1                                       125,262         2,665,575
--------------------------------------------------------------------------------
Gabelli Asset
Management, Inc                                         53,900         2,290,750
--------------------------------------------------------------------------------
Instinet Group, Inc. 1                                 167,100           882,288
--------------------------------------------------------------------------------
iShares Russell
2000 Index Fund                                         27,325         3,224,077
--------------------------------------------------------------------------------
Knight Trading
Group, Inc. 1                                          306,000         3,066,120
--------------------------------------------------------------------------------
Marlin Business
Services, Inc. 1                                        64,284           966,189
--------------------------------------------------------------------------------
Newtek Business
Services, Inc. 1                                        15,951            59,816
--------------------------------------------------------------------------------
Piper Jaffray
Cos., Inc. 1                                            71,800         3,247,514
--------------------------------------------------------------------------------
Raymond James
Financial, Inc.                                         79,300         2,097,485
--------------------------------------------------------------------------------
Sanders Morris
Harris Group, Inc.                                      37,900           559,025

                  28 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES Continued
United PanAm
Financial Corp. 1                                       13,900    $      236,995
--------------------------------------------------------------------------------
WFS Financial, Inc.                                     51,000         2,525,010
                                                                  --------------
                                                                      33,273,485

--------------------------------------------------------------------------------
INSURANCE--3.7%
Alfa Corp.                                              70,700           989,800
--------------------------------------------------------------------------------
Allmerica
Financial Corp. 1                                      167,000         5,644,600
--------------------------------------------------------------------------------
American Medical
Security Group, Inc. 1                                 106,100         2,891,225
--------------------------------------------------------------------------------
American Physicians
Capital, Inc. 1                                         12,400           287,060
--------------------------------------------------------------------------------
AmerUs Group Co.                                       177,100         7,331,940
--------------------------------------------------------------------------------
Arch Capital
Group Ltd. 1                                            94,900         3,784,612
--------------------------------------------------------------------------------
Argonaut Group, Inc. 1                                  31,800           586,074
--------------------------------------------------------------------------------
Aspen Insurance
Holdings Ltd.                                           31,900           741,037
--------------------------------------------------------------------------------
Baldwin & Lyons,
Inc., Cl. B, Non-Vtg                                     7,800           209,352
--------------------------------------------------------------------------------
Ceres Group, Inc. 1                                     14,626            89,804
--------------------------------------------------------------------------------
Commerce Group,
Inc. (The)                                              73,300         3,618,821
--------------------------------------------------------------------------------
Crawford & Co., Cl. A,
Non-Vtg                                                 21,400           101,008
--------------------------------------------------------------------------------
Delphi Financial
Group, Inc., Cl. A                                     132,450         5,894,025
--------------------------------------------------------------------------------
Donegal Group,
Inc., CL. A                                             52,100         1,044,084
--------------------------------------------------------------------------------
EMC Insurance
Group, Inc.                                              4,800           112,128
--------------------------------------------------------------------------------
Enstar Group,
Inc. (The) 1                                               152             8,099
--------------------------------------------------------------------------------
FBL Financial
Group, Inc., Cl. A                                      22,800           644,328
--------------------------------------------------------------------------------
Fidelity National
Financial, Inc.                                          1,156            43,165
--------------------------------------------------------------------------------
FPIC Insurance
Group, Inc. 1                                           24,200           597,498
--------------------------------------------------------------------------------
Great American
Financial
Resources, Inc.                                         21,600           343,440

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE CONTINUED
Horace Mann
Educators Corp.                                        127,500    $    2,228,700
--------------------------------------------------------------------------------
Hub International Ltd.                                   8,100           154,629
--------------------------------------------------------------------------------
Independence
Holding Co.                                              5,700           193,800
--------------------------------------------------------------------------------
Infinity Property &
Casualty Corp.                                          43,300         1,428,900
--------------------------------------------------------------------------------
IPC Holdings Ltd.                                       28,000         1,034,040
--------------------------------------------------------------------------------
Kansas City Life
Insurance Co.                                            2,200            92,598
--------------------------------------------------------------------------------
LandAmerica
Financial Group, Inc.                                   21,700           844,781
--------------------------------------------------------------------------------
Meadowbrook
Insurance Group, Inc. 1                                 25,900           137,270
--------------------------------------------------------------------------------
Midland Co. (The)                                        5,600           166,040
--------------------------------------------------------------------------------
National Western Life
Insurance Co., Cl. A 1                                   5,700           875,235
--------------------------------------------------------------------------------
Navigators Group,
Inc. (The) 1                                             5,000           144,450
--------------------------------------------------------------------------------
NYMAGIC, Inc.                                              800            21,120
--------------------------------------------------------------------------------
Odyssey Re
Holdings Corp.                                          86,400         2,073,600
--------------------------------------------------------------------------------
Ohio Casualty Corp. 1                                  263,600         5,306,268
--------------------------------------------------------------------------------
Penn-America
Group, Inc.                                             29,600           414,400
--------------------------------------------------------------------------------
Philadelphia
Consolidated
Holding Co. 1                                           66,800         4,012,676
--------------------------------------------------------------------------------
Phoenix Cos.,
Inc. (The)                                             352,700         4,320,575
--------------------------------------------------------------------------------
ProCentury Corp. 1                                     141,200         1,373,876
--------------------------------------------------------------------------------
Protective Life Corp.                                   17,900           692,193
--------------------------------------------------------------------------------
Pxre Group Ltd.                                         34,400           869,288
--------------------------------------------------------------------------------
Reinsurance Group
of America, Inc.                                        13,900           565,035
--------------------------------------------------------------------------------
Safety Insurance
Group, Inc.                                             19,800           424,116
--------------------------------------------------------------------------------
Selective Insurance
Group, Inc.                                             15,900           634,092
--------------------------------------------------------------------------------
StanCorp Financial
Group, Inc.                                             51,200         3,430,400

                  29 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
State Auto
Financial Corp.                                         75,000    $    2,304,000
--------------------------------------------------------------------------------
UICI 1                                                 157,800         3,757,218
--------------------------------------------------------------------------------
United Fire &
Casualty Co.                                            13,200           762,300
--------------------------------------------------------------------------------
Universal American
Financial Corp. 1                                      382,600         4,200,948
--------------------------------------------------------------------------------
Vesta Insurance
Group, Inc.                                            139,100           899,977
--------------------------------------------------------------------------------
Zenith National
Insurance Corp.                                         37,500         1,822,500
                                                                  --------------
                                                                      80,147,125

--------------------------------------------------------------------------------
REAL ESTATE--1.7%
Acadia Realty Trust                                     14,100           193,734
--------------------------------------------------------------------------------
Agree Realty Corp.                                      56,600         1,431,980
--------------------------------------------------------------------------------
Alexandria Real
Estate Equities, Inc.                                    6,600           374,748
--------------------------------------------------------------------------------
American Home
Mortgage
Investment Corp.                                           500            12,965
--------------------------------------------------------------------------------
Arden Realty, Inc.                                      18,800           552,908
--------------------------------------------------------------------------------
Associated Estates
Realty Corp.                                            14,100           113,505
--------------------------------------------------------------------------------
Avatar Holdings, Inc. 1                                  2,500           104,000
--------------------------------------------------------------------------------
Bluegreen Corp. 1                                      136,700         1,886,460
--------------------------------------------------------------------------------
Brandywine
Realty Trust                                            28,200           766,758
--------------------------------------------------------------------------------
Camden Property
Trust                                                   20,700           948,060
--------------------------------------------------------------------------------
Capital Automotive
REIT                                                    18,800           551,404
--------------------------------------------------------------------------------
Capital Trust, Cl. A                                     7,400           197,728
--------------------------------------------------------------------------------
Capstead Mortgage
Corp.                                                   14,100           189,645
--------------------------------------------------------------------------------
CarrAmerica Realty
Corp.                                                   14,100           426,243
--------------------------------------------------------------------------------
CBL & Associates
Properties, Inc.                                         9,400           517,000
--------------------------------------------------------------------------------
Chelsea Property
Group, Inc.                                              5,800           378,276
--------------------------------------------------------------------------------
Colonial Properties
Trust                                                    9,400           362,182

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
REAL ESTATE CONTINUED
Consolidated-Tomoka
Land Co.                                                 6,700    $      252,992
--------------------------------------------------------------------------------
Cornerstone Realty
Income Trust, Inc.                                       9,400            82,438
--------------------------------------------------------------------------------
Corporate Office
Properties Trust                                        14,100           350,385
--------------------------------------------------------------------------------
Correctional
Properties Trust                                        20,500           599,625
--------------------------------------------------------------------------------
Equity Inns, Inc.                                      113,100         1,050,699
--------------------------------------------------------------------------------
First Industrial
Realty Trust, Inc.                                      23,500           866,680
--------------------------------------------------------------------------------
Friedman, Billings,
Ramsey Group,
Inc., Cl. A                                             64,800         1,282,392
--------------------------------------------------------------------------------
Glenborough Realty
Trust, Inc.                                              9,400           172,490
--------------------------------------------------------------------------------
Health Care
REIT, Inc.                                              37,600         1,222,000
--------------------------------------------------------------------------------
Healthcare Realty
Trust, Inc.                                             18,900           708,372
--------------------------------------------------------------------------------
Heritage Property
Investment Trust                                         6,600           178,596
--------------------------------------------------------------------------------
Highwoods
Properties, Inc.                                        28,200           662,700
--------------------------------------------------------------------------------
Impac Mortgage
Holdings, Inc.                                          18,800           423,376
--------------------------------------------------------------------------------
Jones Lang
LaSalle, Inc. 1                                        126,400         3,425,440
--------------------------------------------------------------------------------
Kilroy Realty Corp.                                     16,000           545,600
--------------------------------------------------------------------------------
Koger Equity, Inc.                                      18,800           434,656
--------------------------------------------------------------------------------
Levitt Corp., Cl. A 1                                   11,800           303,968
--------------------------------------------------------------------------------
Lexington Corporate
Properties Trust                                        32,900           655,039
--------------------------------------------------------------------------------
LTC Properties, Inc.                                    12,200           202,520
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                                  18,800           777,944
--------------------------------------------------------------------------------
Maguire
Properties, Inc.                                        16,900           418,613
--------------------------------------------------------------------------------
Mid-America
Apartment
Communities, Inc.                                       18,800           712,332
--------------------------------------------------------------------------------
Mills Corp.                                             23,500         1,097,450
--------------------------------------------------------------------------------
Nationwide Health
Properties, Inc.                                        47,100           890,190

                  30 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
REAL ESTATE Continued
Novastar
Financial, Inc.                                         18,800    $      713,648
--------------------------------------------------------------------------------
Omega Healthcare
Investors, Inc.                                         14,100           141,564
--------------------------------------------------------------------------------
Pan Pacific Retail
Properties, Inc.                                        16,000           808,320
--------------------------------------------------------------------------------
Pennsylvania
Real Estate
Investment Trust                                        23,500           804,875
--------------------------------------------------------------------------------
Prentiss
Properties Trust                                         6,800           227,936
--------------------------------------------------------------------------------
PS Business
Parks, Inc.                                              6,600           265,584
--------------------------------------------------------------------------------
Ramco-Gershenson
Properties Trust                                        26,500           642,095
--------------------------------------------------------------------------------
Redwood Trust, Inc.                                      9,400           523,392
--------------------------------------------------------------------------------
Regency
Centers Corp.                                            9,700           416,130
--------------------------------------------------------------------------------
Senior Housing
Properties Trust                                        40,000           671,600
--------------------------------------------------------------------------------
SL Green
Realty Corp.                                            14,100           659,880
--------------------------------------------------------------------------------
Stratus
Properties, Inc. 1                                      21,066           272,805
--------------------------------------------------------------------------------
Tanger Factory
Outlet Centers, Inc.                                    33,900         1,325,490
--------------------------------------------------------------------------------
Town &
Country Trust                                           11,300           285,212
--------------------------------------------------------------------------------
Trammell
Crow Co. 1                                              70,500           994,050
--------------------------------------------------------------------------------
Trizec Properties, Inc.                                 28,200           458,532
--------------------------------------------------------------------------------
United Capital Corp.                                     8,200           139,646
--------------------------------------------------------------------------------
United Dominion
Realty Trust, Inc.                                      14,100           278,898
--------------------------------------------------------------------------------
Ventas, Inc.                                            23,500           548,725
                                                                  --------------
                                                                      36,502,475

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.6%
Bank Mutual Corp.                                      150,594         1,641,475
--------------------------------------------------------------------------------
CharterMac                                              22,000           432,520
--------------------------------------------------------------------------------
Clifton Savings
Bancorp, Inc. 1                                         28,100           331,861

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE CONTINUED
Commercial Capital
Bancorp, Inc. 1                                        112,674    $    1,957,147
--------------------------------------------------------------------------------
Franklin Bank Corp. 1                                    4,400            69,608
--------------------------------------------------------------------------------
Fremont
General Corp.                                          211,400         3,731,210
--------------------------------------------------------------------------------
New Century
Financial Corp.                                         55,000         2,575,100
--------------------------------------------------------------------------------
NewAlliance
Bancshares, Inc. 1                                      47,000           656,120
--------------------------------------------------------------------------------
Ocwen Financial
Corp. 1                                                 56,500           680,260
--------------------------------------------------------------------------------
Partners Trust
Financial Group, Inc.                                      700            13,720
--------------------------------------------------------------------------------
Wilshire Financial
Services Group, Inc. 1                                   7,500            69,675
                                                                  --------------
                                                                      12,158,696

--------------------------------------------------------------------------------
HEALTH CARE--14.0%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.0%
Alexion
Pharmaceuticals, Inc. 1                                 28,200           524,520
--------------------------------------------------------------------------------
Aphton Corp. 1                                          41,900           167,600
--------------------------------------------------------------------------------
Arena
Pharmaceuticals, Inc. 1                                  9,400            51,324
--------------------------------------------------------------------------------
ArQule, Inc. 1                                          50,100           264,027
--------------------------------------------------------------------------------
Array BioPharma, Inc. 1                                156,200         1,241,790
--------------------------------------------------------------------------------
Axonyx, Inc. 1                                         141,000           738,840
--------------------------------------------------------------------------------
Cepheid, Inc. 1                                          9,700           111,938
--------------------------------------------------------------------------------
Charles River
Laboratories
International, Inc. 1                                   11,200           547,344
--------------------------------------------------------------------------------
Ciphergen
Biosystems, Inc. 1                                      15,800           115,656
--------------------------------------------------------------------------------
Curis, Inc. 1                                          251,969         1,113,703
--------------------------------------------------------------------------------
deCODE
genetics, Inc. 1                                        99,439           845,232
--------------------------------------------------------------------------------
Eyetech
Pharmaceuticals, Inc. 1                                 23,100           991,452
--------------------------------------------------------------------------------
Gen-Probe, Inc. 1                                      108,100         5,115,292
--------------------------------------------------------------------------------
Idexx
Laboratories, Inc. 1                                    60,000         3,776,400
--------------------------------------------------------------------------------
LifeCell Corp. 1                                        40,700           459,503

                  31 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
BIOTECHNOLOGY Continued
Neurogen Corp. 1                                         9,200    $       68,816
--------------------------------------------------------------------------------
Pharmacyclics, Inc. 1                                   53,752           546,658
--------------------------------------------------------------------------------
QLT
PhotoTherapeutics,
Inc. 1                                                 143,900         2,880,878
--------------------------------------------------------------------------------
Techne Corp. 1                                          19,000           825,550
--------------------------------------------------------------------------------
Telik, Inc. 1                                           23,500           560,945
--------------------------------------------------------------------------------
Third Wave
Technologies, Inc. 1                                    11,300            50,737
--------------------------------------------------------------------------------
Transkaryotic
Therapies, Inc. 1                                       15,100           225,896
                                                                  --------------
                                                                      21,224,101

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.9%
Abaxis, Inc. 1                                         104,779         1,988,705
--------------------------------------------------------------------------------
Advanced Medical
Optics, Inc. 1                                         112,400         4,784,868
--------------------------------------------------------------------------------
Align Technology, Inc. 1                                94,000         1,786,000
--------------------------------------------------------------------------------
American Medical
Systems Holdings, Inc. 1                               137,900         4,647,230
--------------------------------------------------------------------------------
Animas Corp. 1                                           2,960            55,204
--------------------------------------------------------------------------------
Arrow
International, Inc.                                    109,400         3,273,248
--------------------------------------------------------------------------------
ArthroCare Corp. 1                                      81,600         2,372,928
--------------------------------------------------------------------------------
Aspect Medical
Systems, Inc. 1                                         70,600         1,303,982
--------------------------------------------------------------------------------
Bausch & Lomb, Inc.                              9,300           605,151
--------------------------------------------------------------------------------
Beckman Coulter, Inc.                                    9,300           567,300
--------------------------------------------------------------------------------
CNS, Inc.                                               46,500           466,442
--------------------------------------------------------------------------------
ConMed Corp. 1                                           7,400           202,760
--------------------------------------------------------------------------------
Cooper Cos.,
Inc. (The)                                              48,400         3,057,428
--------------------------------------------------------------------------------
Cutera, Inc. 1                                           2,230            30,306
--------------------------------------------------------------------------------
Cytyc Corp. 1                                          235,700         5,979,709
--------------------------------------------------------------------------------
Dade Behring
Holdings, Inc. 1                                       135,500         6,438,960
--------------------------------------------------------------------------------
Datascope Corp.                                          7,900           313,551
--------------------------------------------------------------------------------
DJ Orthopedics, Inc.                                    23,500           540,500
--------------------------------------------------------------------------------
Encore Medical Corp. 1                                  51,800           326,340
--------------------------------------------------------------------------------
EPIX Medical, Inc. 1                                   204,500         4,314,950

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES CONTINUED
Exactech, Inc. 1                                        51,700    $    1,121,890
--------------------------------------------------------------------------------
Haemonetics Corp. 1                                     95,900         2,843,435
--------------------------------------------------------------------------------
Hologic, Inc. 1                                         76,288         1,773,696
--------------------------------------------------------------------------------
Illumina, Inc. 1                                        17,594           111,722
--------------------------------------------------------------------------------
Immucor, Inc.                                           11,200           364,560
--------------------------------------------------------------------------------
Inamed Corp. 1                                          51,050         3,208,493
--------------------------------------------------------------------------------
Integra LifeSciences
Holdings Corp. 1                                         9,400           331,538
--------------------------------------------------------------------------------
Invacare Corp.                                             900            40,248
--------------------------------------------------------------------------------
Kensey Nash Corp. 1                                    149,686         5,164,167
--------------------------------------------------------------------------------
Kyphon, Inc. 1                                           5,200           146,536
--------------------------------------------------------------------------------
Lifeline Systems, Inc. 1                                38,900           920,374
--------------------------------------------------------------------------------
Medical Action
Industries, Inc. 1                                      86,900         1,598,960
--------------------------------------------------------------------------------
MedSource
Technologies, Inc. 1                                    55,900           396,890
--------------------------------------------------------------------------------
Mentor Corp.                                            14,100           483,489
--------------------------------------------------------------------------------
Meridian
Bioscience, Inc.                                        61,800           684,682
--------------------------------------------------------------------------------
Merit Medical
Systems, Inc. 1                                         62,534           996,167
--------------------------------------------------------------------------------
Mine Safety
Applicances Co.                                        109,600         3,693,520
--------------------------------------------------------------------------------
Molecular
Devices Corp. 1                                          9,100           161,798
--------------------------------------------------------------------------------
Nutraceutical
International Corp. 1                                  106,000         2,258,860
--------------------------------------------------------------------------------
Ocular Sciences, Inc. 1                                118,300         4,495,400
--------------------------------------------------------------------------------
OrthoLogic Corp. 1                                      56,300           488,121
--------------------------------------------------------------------------------
Palomar Medical
Technologies, Inc. 1                                    26,968           452,793
--------------------------------------------------------------------------------
PolyMedica Corp.                                       131,800         4,091,072
--------------------------------------------------------------------------------
ResMed, Inc. 1                                          18,800           958,048
--------------------------------------------------------------------------------
Respironics, Inc. 1                                     21,600         1,269,000
--------------------------------------------------------------------------------
Sonic Innovations, Inc. 1                               57,500           326,600
--------------------------------------------------------------------------------
Sybron Dental
Specialties, Inc. 1                                    177,100         5,286,435
--------------------------------------------------------------------------------
Ventana Medical
Systems, Inc. 1                                        105,100         4,995,403
--------------------------------------------------------------------------------
VISX, Inc. 1                                           248,200         6,631,904

                  32 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
West Pharmaceutical
Services, Inc.                                          32,500    $    1,374,750
--------------------------------------------------------------------------------
Wright Medical
Group, Inc. 1                                          101,100         3,599,160
--------------------------------------------------------------------------------
Young
Innovations, Inc.                                       82,400         2,092,960
                                                                  --------------
                                                                     105,418,233

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--6.2%
Advisory Board
Co. (The) 1                                             29,000         1,032,400
--------------------------------------------------------------------------------
Allied Healthcare
International, Inc. 1                                   16,700            82,164
--------------------------------------------------------------------------------
Amedisys, Inc. 1                                        38,000         1,255,520
--------------------------------------------------------------------------------
America Service
Group, Inc. 1                                            5,900           205,025
--------------------------------------------------------------------------------
AMERIGROUP Corp. 1                                      41,600         2,046,720
--------------------------------------------------------------------------------
Andrx Corp. 1                                          145,300         4,058,229
--------------------------------------------------------------------------------
Beverly
Enterprises, Inc. 1                                    601,500         5,172,900
--------------------------------------------------------------------------------
Bio-Reference
Laboratories, Inc. 1                                   138,074         1,830,861
--------------------------------------------------------------------------------
Cantel Medical Corp. 1                                   7,800           168,090
--------------------------------------------------------------------------------
Cerner Corp. 1                                          30,700         1,368,606
--------------------------------------------------------------------------------
Computer Programs
& Systems, Inc.                                  7,000           142,660
--------------------------------------------------------------------------------
CorVel Corp. 1                                          39,350         1,115,573
--------------------------------------------------------------------------------
Covance, Inc. 1                                        139,200         5,370,336
--------------------------------------------------------------------------------
Coventry Health
Care, Inc. 1                                            24,000         1,173,600
--------------------------------------------------------------------------------
Cross Country
Healthcare, Inc. 1                                      52,600           954,690
--------------------------------------------------------------------------------
DaVita, Inc. 1                                          54,750         1,687,943
--------------------------------------------------------------------------------
Dendrite
International, Inc. 1                                  281,500         5,230,270
--------------------------------------------------------------------------------
eResearch
Technology, Inc. 1                                     279,750         7,833,000
--------------------------------------------------------------------------------
Genesis
HealthCare Corp. 1                                      38,800         1,126,752
--------------------------------------------------------------------------------
Gentiva Health
Services, Inc. 1                                       179,000         2,910,540
--------------------------------------------------------------------------------
HealthExtras, Inc. 1                                    81,900         1,357,083

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
IDX Systems Corp. 1                                    145,300    $    4,633,617
--------------------------------------------------------------------------------
Inveresk Research
Group, Inc. 1                                          156,500         4,826,460
--------------------------------------------------------------------------------
LabOne, Inc. 1                                          20,800           661,024
--------------------------------------------------------------------------------
LCA-Vision, Inc. 1                                     100,424         2,925,351
--------------------------------------------------------------------------------
LifePoint
Hospitals, Inc. 1                                      193,400         7,198,348
--------------------------------------------------------------------------------
Magellan Health
Services, Inc. 1                                        21,600           722,520
--------------------------------------------------------------------------------
MedCath Corp. 1                                         30,700           614,000
--------------------------------------------------------------------------------
MIM Corp.                                               21,800           189,660
--------------------------------------------------------------------------------
Molina
Healthcare, Inc. 1                                      21,800           832,324
--------------------------------------------------------------------------------
National
HealthCare Corp.                                        16,100           450,961
--------------------------------------------------------------------------------
National Medical
Health Card
Systems, Inc. 1                                         56,700         1,521,828
--------------------------------------------------------------------------------
Option Care, Inc.                                       87,500         1,335,250
--------------------------------------------------------------------------------
Owens & Minor, Inc.                            223,300         5,783,470
--------------------------------------------------------------------------------
Parexel
International Corp. 1                                   79,200         1,568,160
--------------------------------------------------------------------------------
PDI, Inc. 1                                             82,200         2,493,126
--------------------------------------------------------------------------------
Pediatrix Medical
Group, Inc. 1                                          118,200         8,256,270
--------------------------------------------------------------------------------
Prime Medical
Services, Inc. 1                                        47,100           373,974
--------------------------------------------------------------------------------
Province
Healthcare Co. 1                                       249,300         4,275,495
--------------------------------------------------------------------------------
PSS World
Medical, Inc. 1                                        239,500         2,682,400
--------------------------------------------------------------------------------
Psychiatric
Solutions, Inc. 1                                       23,200           578,376
--------------------------------------------------------------------------------
RehabCare
Group, Inc. 1                                          141,900         3,778,797
--------------------------------------------------------------------------------
Renal Care
Group, Inc. 1                                           66,750         2,211,428
--------------------------------------------------------------------------------
Res-Care, Inc. 1                                        92,900         1,179,830
--------------------------------------------------------------------------------
Select Medical Corp.                                    39,500           530,090
--------------------------------------------------------------------------------
Service Corp.
International 1                                        260,600         1,920,622

                  33 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Sierra Health
Services, Inc. 1                                        78,500    $    3,508,950
--------------------------------------------------------------------------------
Stewart
Enterprises, Inc. 1                                    512,700         4,173,378
--------------------------------------------------------------------------------
Sunrise Senior
Living, Inc. 1                                         140,300         5,491,342
--------------------------------------------------------------------------------
Symbion, Inc. 1                                          3,000            52,380
--------------------------------------------------------------------------------
Triad Hospitals, Inc.                                   11,500           428,145
--------------------------------------------------------------------------------
United Surgical
Partners
International, Inc. 1                                  122,700         4,842,969
--------------------------------------------------------------------------------
US Oncology, Inc. 1                                    447,200         6,582,784
--------------------------------------------------------------------------------
VCA Antech, Inc.                                         9,200           412,344
--------------------------------------------------------------------------------
Ventiv Health, Inc. 1                                  127,100         1,967,508
                                                                  --------------
                                                                     135,126,143

--------------------------------------------------------------------------------
PHARMACEUTICALS--1.9%
Alpharma, Inc., Cl. A                                   20,600           421,888
--------------------------------------------------------------------------------
American
Pharmaceutical
Partners, Inc. 1                                        54,950         1,669,381
--------------------------------------------------------------------------------
AtheroGenics, Inc. 1                                   122,600         2,333,078
--------------------------------------------------------------------------------
Atrix
Laboratories, Inc. 1                                    68,662         2,353,733
--------------------------------------------------------------------------------
Caraco
Pharmaceutical
Laboratories Ltd. 1                                     76,300           735,532
--------------------------------------------------------------------------------
Connetics Corp. 1                                       23,600           476,720
--------------------------------------------------------------------------------
Dendreon Corp. 1                                       222,600         2,726,850
--------------------------------------------------------------------------------
DepoMed, Inc. 1                                         38,400           190,080
--------------------------------------------------------------------------------
DOV
Pharmaceutical, Inc. 1                                  51,700           721,732
--------------------------------------------------------------------------------
Encysive
Pharmaceuticals, Inc. 1                                144,400         1,227,400
--------------------------------------------------------------------------------
Endo Pharmaceuticals
Holdings, Inc. 1                                        66,000         1,547,700
--------------------------------------------------------------------------------
Eon Labs, Inc. 1                                        85,000         3,479,050
--------------------------------------------------------------------------------
First Horizon
Pharmaceutical Corp. 1                                 276,800         5,231,520
--------------------------------------------------------------------------------
InKine Pharmaceutical
Co., Inc. 1                                             22,805            88,255
--------------------------------------------------------------------------------
Lannett Co., Inc. 1                                     29,500           443,090

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
PHARMACEUTICALS CONTINUED
MGI Pharma, Inc. 1                                      12,800    $      345,728
--------------------------------------------------------------------------------
Nabi
Biopharmaceuticals,
Inc. 1                                                 186,400         2,650,608
--------------------------------------------------------------------------------
Nektar Therapeutics 1                                   80,000         1,596,800
--------------------------------------------------------------------------------
Noven
Pharmaceuticals,
Inc. 1                                                  79,400         1,748,388
--------------------------------------------------------------------------------
Perrigo Co.                                            313,500         5,947,095
--------------------------------------------------------------------------------
Pharmacopeia
Drug Discovery, Inc. 1                                  19,350           109,908
--------------------------------------------------------------------------------
Salix Pharmaceuticals
Ltd. 1                                                  80,100         2,639,295
--------------------------------------------------------------------------------
Santarus, Inc. 1                                        89,009         1,312,883
--------------------------------------------------------------------------------
Seattle
Genetics, Inc. 1                                       143,600         1,009,508
                                                                  --------------
                                                                      41,006,222
                                                                  --------------

--------------------------------------------------------------------------------
INDUSTRIALS--17.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.5%
AAR Corp. 1                                             42,900           486,915
--------------------------------------------------------------------------------
Applied Signal
Technology, Inc.                                       152,700         5,352,135
--------------------------------------------------------------------------------
Armor Holdings, Inc. 1                                  79,800         2,713,200
--------------------------------------------------------------------------------
Astronics Corp.,
Cl. B 1,2                                                7,900            40,290
--------------------------------------------------------------------------------
Aviall, Inc. 1                                          79,100         1,503,691
--------------------------------------------------------------------------------
EDO Corp.                                                9,800           236,376
--------------------------------------------------------------------------------
Engineered Support
Systems, Inc.                                           78,100         4,569,631
--------------------------------------------------------------------------------
ESCO
Technologies, Inc. 1                                     9,300           496,248
--------------------------------------------------------------------------------
HEICO Corp., Cl. A                                         750            10,463
--------------------------------------------------------------------------------
Herley Industries, Inc. 1                                3,400            66,436
--------------------------------------------------------------------------------
Innovative Solutions
& Support, Inc. 1                               96,249         1,878,780
--------------------------------------------------------------------------------
Mercury Computer
Systems, Inc. 1                                         16,300           404,240
--------------------------------------------------------------------------------
Moog, Inc., Cl. A 1                                     38,350         1,423,169
--------------------------------------------------------------------------------
MTC
Technologies, Inc. 1                                       600            15,492

                  34 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE Continued
Orbital Sciences Corp. 1                               270,300    $    3,732,843
--------------------------------------------------------------------------------
Precision
Castparts Corp.                                         19,100         1,044,579
--------------------------------------------------------------------------------
Sequa Corp., Cl. A 1                                     4,400           257,268
--------------------------------------------------------------------------------
SI International, Inc. 1                                37,000           754,430
--------------------------------------------------------------------------------
Sypris Solutions, Inc.                                  70,100         1,345,219
--------------------------------------------------------------------------------
Teledyne
Technologies, Inc. 1                                   106,400         2,130,128
--------------------------------------------------------------------------------
United Defense
Industries, Inc. 1                                     128,700         4,504,500
                                                                  --------------
                                                                      32,966,033

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.6%
ABX Air, Inc. 1                                        398,700         2,723,121
--------------------------------------------------------------------------------
Dynamex, Inc. 1                                         18,100           251,771
--------------------------------------------------------------------------------
EGL, Inc. 1                                            221,400         5,889,240
--------------------------------------------------------------------------------
Forward Air Corp. 1                                     66,200         2,475,880
--------------------------------------------------------------------------------
Hub Group,
Inc., Cl. A 1                                           61,400         2,093,740
                                                                  --------------
                                                                      13,433,752

--------------------------------------------------------------------------------
AIRLINES--0.1%
AMR Corp. 1                                            216,500         2,621,815
--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.9%
Aaon, Inc. 1                                            16,550           334,145
--------------------------------------------------------------------------------
Apogee
Enterprises, Inc.                                       45,800           476,320
--------------------------------------------------------------------------------
Crane Co.                                               33,700         1,057,843
--------------------------------------------------------------------------------
ElkCorp                                                 25,700           615,258
--------------------------------------------------------------------------------
Jacuzzi Brands, Inc. 1                                 278,200         2,242,292
--------------------------------------------------------------------------------
NCI Building
Systems, Inc. 1                                         89,700         2,919,735
--------------------------------------------------------------------------------
Simpson
Manufacturing
Co., Inc.                                               65,700         3,687,084
--------------------------------------------------------------------------------
Universal Forest
Products, Inc.                                          85,400         2,754,150
--------------------------------------------------------------------------------
Watsco, Inc.                                           108,800         3,054,016
--------------------------------------------------------------------------------
York
International Corp.                                     60,900         2,501,163
                                                                  --------------
                                                                      19,642,006

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--4.6%
ABM Industries, Inc.                                    99,800    $    1,943,106
--------------------------------------------------------------------------------
ADMINISTAFF, INC. 1                                     89,500         1,485,700
--------------------------------------------------------------------------------
Angelica Corp.                                          53,500         1,343,385
--------------------------------------------------------------------------------
Asset Acceptance
Capital Corp. 1                                         18,177           309,009
--------------------------------------------------------------------------------
Banta Corp.                                            135,000         5,995,350
--------------------------------------------------------------------------------
Brady Corp., Cl. A                                      80,000         3,688,000
--------------------------------------------------------------------------------
Bright Horizons
Family Solutions, Inc. 1                                83,100         4,454,991
--------------------------------------------------------------------------------
Brink's Co. (The)                                      125,400         4,294,950
--------------------------------------------------------------------------------
Casella Waste
Systems, Inc., Cl. A 1                                  10,300           135,445
--------------------------------------------------------------------------------
Central Parking Corp.                                   27,900           521,451
--------------------------------------------------------------------------------
Century Business
Services, Inc. 1                                        58,400           254,624
--------------------------------------------------------------------------------
CompX
International, Inc.                                      6,500            97,500
--------------------------------------------------------------------------------
Consolidated
Graphics, Inc. 1                                        85,200         3,753,060
--------------------------------------------------------------------------------
Copart, Inc. 1                                         182,600         4,875,420
--------------------------------------------------------------------------------
CPI Corp.                                               26,000           382,720
--------------------------------------------------------------------------------
Darling
International, Inc. 1                                  688,800         2,892,960
--------------------------------------------------------------------------------
Deluxe Corp.                                            15,400           669,900
--------------------------------------------------------------------------------
DiamondCluster
International, Inc. 1                                   23,600           205,084
--------------------------------------------------------------------------------
Duratek, Inc. 1                                         35,300           533,383
--------------------------------------------------------------------------------
Electro Rent Corp.                                      13,400           140,298
--------------------------------------------------------------------------------
Ennis Business
Forms, Inc.                                             67,200         1,310,400
--------------------------------------------------------------------------------
Exponent, Inc. 1                                        89,600         2,407,552
--------------------------------------------------------------------------------
General Binding Corp. 1                                 21,900           339,231
--------------------------------------------------------------------------------
Geo Group, Inc. (The) 1                                 50,400         1,028,160
--------------------------------------------------------------------------------
Gevity HR, Inc.                                        119,400         3,127,086
--------------------------------------------------------------------------------
Healthcare Services
Group, Inc.                                             55,350           846,855
--------------------------------------------------------------------------------
Heidrick & Struggles
International, Inc. 1                                  151,458         4,495,273
--------------------------------------------------------------------------------
Hudson Highland
Group, Inc. 1                                           95,800         2,937,228
--------------------------------------------------------------------------------
ICT Group, Inc. 1                                        9,200            84,088

                  35 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Ikon Office
Solutions, Inc.                                         24,800    $      284,456
--------------------------------------------------------------------------------
Imagistics
International, Inc. 1                                  102,300         3,621,420
--------------------------------------------------------------------------------
Insurance Auto
Auctions, Inc. 1                                         5,100            86,700
--------------------------------------------------------------------------------
Interpool, Inc.                                         23,400           387,270
--------------------------------------------------------------------------------
Intersections, Inc. 1                                   15,500           371,845
--------------------------------------------------------------------------------
ITT Educational
Services, Inc. 1                                         2,400            91,248
--------------------------------------------------------------------------------
Korn-Ferry
International 1                                        239,400         4,637,178
--------------------------------------------------------------------------------
Labor Ready, Inc. 1                                    226,700         3,513,850
--------------------------------------------------------------------------------
Laureate
Education, Inc. 1                                      168,600         6,447,264
--------------------------------------------------------------------------------
Pico Holdings, Inc. 1                                    3,600            68,828
--------------------------------------------------------------------------------
Resources
Connection, Inc. 1                                     127,200         4,974,792
--------------------------------------------------------------------------------
Rollins, Inc.                                          174,300         4,010,643
--------------------------------------------------------------------------------
Schawk, Inc.                                            19,900           278,003
--------------------------------------------------------------------------------
School Specialty, Inc. 1                               134,400         4,880,064
--------------------------------------------------------------------------------
SITEL Corp. 1                                          100,800           425,376
--------------------------------------------------------------------------------
Sotheby's Holdings,
Inc., Cl. A                                             29,600           472,416
--------------------------------------------------------------------------------
Spherion Corp. 1                                       173,900         1,763,346
--------------------------------------------------------------------------------
Strayer Education, Inc.                                 24,200         2,699,994
--------------------------------------------------------------------------------
TeleTech
Holdings, Inc. 1                                        69,800           612,146
--------------------------------------------------------------------------------
University of
Phoenix Online 1                                        23,166         2,029,110
--------------------------------------------------------------------------------
Volt Information
Sciences, Inc. 1                                        18,300           576,633
--------------------------------------------------------------------------------
Waste Industries
USA, Inc.                                                1,800            20,088
--------------------------------------------------------------------------------
Watson Wyatt & Co.
Holdings 1                                             109,600         2,920,840
                                                                  --------------
                                                                      99,725,719

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.6%
Comfort Systems
USA, Inc. 1                                            113,800    $      727,182
--------------------------------------------------------------------------------
Dycom
Industries, Inc. 1                                     201,600         5,644,800
--------------------------------------------------------------------------------
Integrated Electrical
Services, Inc. 1                                       265,600         2,138,080
--------------------------------------------------------------------------------
Perini Corp. 1                                          12,000           128,040
--------------------------------------------------------------------------------
URS Corp. 1                                              4,000           109,600
--------------------------------------------------------------------------------
Washington Group
International, Inc. 1                                  110,700         3,973,023
                                                                  --------------
                                                                      12,720,725

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.4%
Acuity Brands, Inc.                                    232,900         6,288,300
--------------------------------------------------------------------------------
AMETEK, Inc.                                            37,600         1,161,840
--------------------------------------------------------------------------------
Belden, Inc.                                            10,300           220,729
--------------------------------------------------------------------------------
Franklin Electric Co., Inc.                             44,200         1,668,992
--------------------------------------------------------------------------------
Genlyte Group,
Inc. (The) 1                                           101,200         6,363,456
--------------------------------------------------------------------------------
Hubbell, Inc., Cl. B                                    34,500         1,611,495
--------------------------------------------------------------------------------
II-VI, Inc. 1                                          148,113         4,541,145
--------------------------------------------------------------------------------
Preformed Line
Products Co.                                             6,100           142,130
--------------------------------------------------------------------------------
Thomas &
Betts Corp.                                            209,500         5,704,685
--------------------------------------------------------------------------------
Ultralife
Batteries, Inc. 1                                       15,700           303,952
--------------------------------------------------------------------------------
Vicor Corp. 1                                           13,000           237,510
--------------------------------------------------------------------------------
Woodward
Governor Co.                                            26,300         1,896,493
                                                                  --------------
                                                                      30,140,727

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.3%
Carlisle Cos., Inc.                                     40,900         2,546,025
--------------------------------------------------------------------------------
Raven Industries, Inc.                                  49,000         1,740,970
--------------------------------------------------------------------------------
Standex
International Corp.                                     11,700           318,240
--------------------------------------------------------------------------------
United
Industrial Corp.                                        64,200         1,499,070
--------------------------------------------------------------------------------
Walter
Industries, Inc.                                        35,000           476,700
                                                                  --------------
                                                                       6,581,005

                  36 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
MACHINERY--4.2%
A.S.V., Inc. 1                                          39,900    $    1,249,269
--------------------------------------------------------------------------------
Actuant Corp., Cl. A 1                                  38,800         1,512,812
--------------------------------------------------------------------------------
Alamo Group, Inc.                                       14,500           230,550
--------------------------------------------------------------------------------
Ampco-Pittsburgh
Corp.                                                   15,800           203,188
--------------------------------------------------------------------------------
Astec Industries, Inc. 1                                17,300           325,759
--------------------------------------------------------------------------------
Badger Meter, Inc.                                         800            35,400
--------------------------------------------------------------------------------
BHA Group, Inc., Cl. A                                  28,800         1,090,080
--------------------------------------------------------------------------------
Briggs &
Stratton Corp.                                          95,400         8,428,590
--------------------------------------------------------------------------------
Cascade Corp.                                           77,300         2,415,625
--------------------------------------------------------------------------------
CIRCOR
International, Inc.                                     20,700           422,073
--------------------------------------------------------------------------------
Clarcor, Inc.                                              200             9,160
--------------------------------------------------------------------------------
Cummins, Inc.                                           54,200         3,387,500
--------------------------------------------------------------------------------
Cuno, Inc. 1                                             8,200           437,470
--------------------------------------------------------------------------------
Encore Wire Corp. 1                                     86,600         2,387,562
--------------------------------------------------------------------------------
EnPro
Industries, Inc. 1                                      14,800           340,104
--------------------------------------------------------------------------------
Flanders Corp. 1                                        74,800           618,596
--------------------------------------------------------------------------------
Flowserve Corp. 1                                        9,300           231,942
--------------------------------------------------------------------------------
Gardner Denver, Inc. 1                                  99,600         2,778,840
--------------------------------------------------------------------------------
Gorman-Rupp
Co. (The)                                                3,900           105,963
--------------------------------------------------------------------------------
Graco, Inc.                                             29,950           929,948
--------------------------------------------------------------------------------
Greenbrier Cos., Inc. 1                                 32,700           622,935
--------------------------------------------------------------------------------
Harsco Corp.                                             9,300           437,100
--------------------------------------------------------------------------------
Idex Corp.                                             104,500         3,589,575
--------------------------------------------------------------------------------
Joy Global, Inc.                                       230,000         6,886,200
--------------------------------------------------------------------------------
Kadant, Inc. 1                                          55,300         1,279,089
--------------------------------------------------------------------------------
Kennametal, Inc.                                       161,100         7,378,380
--------------------------------------------------------------------------------
Lincoln Electric
Holdings, Inc.                                         148,300         5,055,547
--------------------------------------------------------------------------------
Middleby Corp. (The)                                    52,000         2,840,240
--------------------------------------------------------------------------------
Mueller
Industries, Inc.                                        51,700         1,850,860
--------------------------------------------------------------------------------
NACCO Industries,
Inc., Cl. A                                              9,900           940,500
--------------------------------------------------------------------------------
Nordson Corp.                                          122,200         5,299,814

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
MACHINERY CONTINUED
Oshkosh Truck Corp.                                     55,900    $    3,203,629
--------------------------------------------------------------------------------
Penn Engineering &
Manufacturing Corp.                                     24,700           529,568
--------------------------------------------------------------------------------
Reliance Steel &
Aluminum Co.                                           125,200         5,048,064
--------------------------------------------------------------------------------
Robbins &
Myers, Inc.                                             15,600           350,220
--------------------------------------------------------------------------------
Tennant Co.                                              9,000           373,050
--------------------------------------------------------------------------------
Terex Corp. 1                                           85,900         2,931,767
--------------------------------------------------------------------------------
Thomas
Industries, Inc.                                        11,300           375,160
--------------------------------------------------------------------------------
Timken Co.                                              97,700         2,588,073
--------------------------------------------------------------------------------
Toro Co. (The)                                         136,300         9,550,541
--------------------------------------------------------------------------------
Trinity Industries,
Inc.                                                     5,100           162,129
--------------------------------------------------------------------------------
Wabtec Corp.                                            82,800         1,493,712
                                                                  --------------
                                                                      89,926,584

--------------------------------------------------------------------------------
MARINE--0.3%
Alexander &
Baldwin, Inc.                                           50,800         1,699,260
--------------------------------------------------------------------------------
Kirby Corp. 1                                           42,200         1,641,580
--------------------------------------------------------------------------------
UTI Worldwide, Inc.                                     56,700         2,987,523
                                                                  --------------
                                                                       6,328,363

--------------------------------------------------------------------------------
ROAD & RAIL--1.8%
Arkansas Best Corp.                                     80,900         2,663,228
--------------------------------------------------------------------------------
CNF
Transportation, Inc.                                    84,100         3,495,196
--------------------------------------------------------------------------------
Florida East Coast
Industries, Inc., Cl. A                                 40,200         1,553,730
--------------------------------------------------------------------------------
Genesee & Wyoming,
Inc., Cl. A 1                                          145,600         3,450,720
--------------------------------------------------------------------------------
Hunt (J.B.) Transport
Services, Inc.                                          96,900         3,738,402
--------------------------------------------------------------------------------
Kansas City Southern 1                                  83,700         1,297,350
--------------------------------------------------------------------------------
Landstar System, Inc. 1                                 63,700         3,367,819
--------------------------------------------------------------------------------
Marten Transport Ltd. 1                                 41,700           777,705
--------------------------------------------------------------------------------
Mullen
Transportation, Inc.                                    60,200         1,883,565
--------------------------------------------------------------------------------
Old Dominion
Freight Line, Inc. 1                                    40,450         1,192,466

                  37 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
ROAD & RAIL Continued
Overnite Corp.                                          28,900    $      849,660
--------------------------------------------------------------------------------
Pacer
International, Inc. 1                                  237,900         4,401,150
--------------------------------------------------------------------------------
Ryder Systems, Inc.                                     75,200         3,013,264
--------------------------------------------------------------------------------
SCS
Transportation, Inc. 1                                 177,899         4,694,755
--------------------------------------------------------------------------------
Swift Transportation
Co., Inc.                                               44,100           791,595
--------------------------------------------------------------------------------
U.S. Xpress Enterprises,
Inc., Cl. A 1                                           40,800           641,784
                                                                  --------------
                                                                      37,812,389

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.8%
Aceto Corp.                                             31,900           561,440
--------------------------------------------------------------------------------
Adesa, Inc. 1                                           42,100         1,012,084
--------------------------------------------------------------------------------
Applied Industrial
Technologies, Inc.                                     122,900         3,701,748
--------------------------------------------------------------------------------
Hughes Supply, Inc.                                    139,000         8,191,270
--------------------------------------------------------------------------------
Lawson Products, Inc.                                    5,600           213,640
--------------------------------------------------------------------------------
MSC Industrial Direct
Co., Inc., Cl. A                                       108,600         3,566,424
--------------------------------------------------------------------------------
NuCo2, Inc. 1                                           18,500           364,450
                                                                  --------------
                                                                      17,611,056

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--16.2%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.4%
Adaptec, Inc. 1                                        127,100         1,075,266
--------------------------------------------------------------------------------
Airspan
Networks, Inc. 1                                        37,600           208,304
--------------------------------------------------------------------------------
Anaren
Microwave, Inc. 1                                       87,700         1,433,018
--------------------------------------------------------------------------------
Aspect
Communications
Corp. 1                                                184,211         2,615,796
--------------------------------------------------------------------------------
Audiovox
Corp., Cl. A 1                                          34,900           589,112
--------------------------------------------------------------------------------
Brocade
Communications
Systems, Inc. 1                                        186,300         1,114,074
--------------------------------------------------------------------------------
Brooktrout, Inc. 1                                      45,000           486,450
--------------------------------------------------------------------------------
Comtech
Telecommunications
Corp. 1                                                 42,000           947,520

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT CONTINUED
Digi
International, Inc. 1                                  149,309    $    1,600,592
--------------------------------------------------------------------------------
Ditech
Communications
Corp. 1                                                 97,000         2,263,980
--------------------------------------------------------------------------------
F5 Networks, Inc. 1                                     60,200         1,594,096
--------------------------------------------------------------------------------
Glenayre
Technologies, Inc. 1                                    53,400           122,820
--------------------------------------------------------------------------------
Harris Corp.                                            11,200           568,400
--------------------------------------------------------------------------------
InterDigital
Communications
Corp.                                                   31,200           586,872
--------------------------------------------------------------------------------
NMS
Communications
Corp. 1                                                 66,100           487,818
--------------------------------------------------------------------------------
Packeteer, Inc. 1                                      126,200         2,038,130
--------------------------------------------------------------------------------
Paradyne
Networks, Inc. 1                                        85,600           470,800
--------------------------------------------------------------------------------
Performance
Technologies, Inc. 1                                   179,600         1,690,036
--------------------------------------------------------------------------------
Plantronics, Inc. 1                                    132,400         5,574,040
--------------------------------------------------------------------------------
SCM
Microsystems, Inc. 1                                     1,500             9,750
--------------------------------------------------------------------------------
SeaChange
International, Inc.                                     45,300           764,664
--------------------------------------------------------------------------------
Symmetricom, Inc. 1                                    300,100         2,670,890
--------------------------------------------------------------------------------
ViaSat, Inc. 1                                          18,300           456,585
--------------------------------------------------------------------------------
Westell Technologies,
Inc., Cl. A 1                                          242,700         1,237,770
                                                                  --------------
                                                                      30,606,783

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.9%
Avid Technology, Inc. 1                                 92,000         5,020,440
--------------------------------------------------------------------------------
Electronics for
Imaging, Inc. 1                                        179,000         5,058,540
--------------------------------------------------------------------------------
Imation Corp.                                           35,900         1,529,699
--------------------------------------------------------------------------------
Presstek, Inc. 1                                       227,400         2,389,974
--------------------------------------------------------------------------------
Rimage Corp. 1                                           6,600            99,066
--------------------------------------------------------------------------------
SBS Technologies, Inc. 1                               119,801         1,925,202
--------------------------------------------------------------------------------
Storage Technology
Corp. 1                                                 39,000         1,131,000
--------------------------------------------------------------------------------
Synaptics, Inc. 1                                      173,400         3,320,610
                                                                  --------------
                                                                      20,474,531

                  38 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.6%
Agilysys, Inc.                                         168,700    $    2,326,373
--------------------------------------------------------------------------------
Anixter
International, Inc.                                    166,100         5,652,383
--------------------------------------------------------------------------------
BEI Technologies, Inc.                                  76,900         2,177,039
--------------------------------------------------------------------------------
Checkpoint
Systems, Inc. 1                                        111,300         1,995,609
--------------------------------------------------------------------------------
Cherokee
International Corp. 1                                    8,900           101,549
--------------------------------------------------------------------------------
Cognex Corp.                                           189,367         7,286,842
--------------------------------------------------------------------------------
Coherent, Inc. 1                                        67,800         2,023,830
--------------------------------------------------------------------------------
Daktronics, Inc. 1                                      46,600         1,162,670
--------------------------------------------------------------------------------
Dionex Corp. 1                                          77,200         4,259,124
--------------------------------------------------------------------------------
Excel Technology, Inc. 1                                45,300         1,506,225
--------------------------------------------------------------------------------
FARO
Technologies, Inc. 1                                     1,931            49,569
--------------------------------------------------------------------------------
FLIR Systems, Inc. 1                                    20,700         1,136,430
--------------------------------------------------------------------------------
GTSI Corp. 1                                             5,200            59,540
--------------------------------------------------------------------------------
Hypercom Corp. 1                                       258,000         2,180,100
--------------------------------------------------------------------------------
Keithley
Instruments, Inc.                                       69,900         1,548,285
--------------------------------------------------------------------------------
Kemet Corp. 1                                           12,000           146,640
--------------------------------------------------------------------------------
Landauer, Inc.                                          15,800           705,628
--------------------------------------------------------------------------------
LeCroy Corp. 1                                          40,620           731,566
--------------------------------------------------------------------------------
Littlefuse, Inc. 1                                     135,100         5,729,591
--------------------------------------------------------------------------------
Maxwell
Technologies, Inc. 1                                    35,600           459,240
--------------------------------------------------------------------------------
Measurement
Specialties, Inc. 1,2                                   69,900         1,509,840
--------------------------------------------------------------------------------
Mechanical
Technology, Inc. 1                                      11,550            69,069
--------------------------------------------------------------------------------
MTS Systems Corp.                                      150,600         3,531,570
--------------------------------------------------------------------------------
Nu Horizons
Electronics Corp. 1                                     14,400           129,600
--------------------------------------------------------------------------------
Park Electrochemical
Corp.                                                    6,800           171,700
--------------------------------------------------------------------------------
Paxar Corp. 1                                          273,600         5,340,672
--------------------------------------------------------------------------------
PerkinElmer, Inc.                                      106,200         2,128,248
--------------------------------------------------------------------------------
RadiSys Corp. 1                                         82,100         1,524,597
--------------------------------------------------------------------------------
Rofin-Sinar
Technologies, Inc. 1                                    68,700         1,744,293

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS CONTINUED
Rogers Corp. 1                                          68,500    $    4,788,150
--------------------------------------------------------------------------------
ScanSource, Inc. 1                                      58,600         3,482,012
--------------------------------------------------------------------------------
Staktek
Holdings, Inc. 1                                        41,800           219,450
--------------------------------------------------------------------------------
SYNNEX Corp. 1                                           4,500            70,650
--------------------------------------------------------------------------------
Tech Data Corp. 1                                       27,700         1,083,901
--------------------------------------------------------------------------------
Technitrol, Inc. 1                                      84,100         1,841,790
--------------------------------------------------------------------------------
Trimble
Navigation Ltd. 1                                      115,300         3,204,187
--------------------------------------------------------------------------------
Varian, Inc. 1                                         125,000         5,268,750
--------------------------------------------------------------------------------
Woodhead
Industries, Inc.                                        31,400           485,444
--------------------------------------------------------------------------------
Zygo Corp. 1                                            81,500           911,985
                                                                  --------------
                                                                      78,744,141

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--2.3%
Corillian Corp. 1                                      172,813           870,978
--------------------------------------------------------------------------------
Covansys Corp. 1                                        71,600           739,628
--------------------------------------------------------------------------------
CyberSource Corp. 1                                    150,791         1,260,613
--------------------------------------------------------------------------------
Digital River, Inc. 1                                  176,500         5,759,195
--------------------------------------------------------------------------------
Digitas, Inc. 1                                        310,272         3,422,300
--------------------------------------------------------------------------------
EarthLink, Inc. 1                                      568,500         5,883,975
--------------------------------------------------------------------------------
Embarcadero
Technologies, Inc. 1                                   114,919         1,420,399
--------------------------------------------------------------------------------
Equinix, Inc. 1                                         26,100           885,834
--------------------------------------------------------------------------------
HomeStore.com, Inc. 1                                   65,109           259,785
--------------------------------------------------------------------------------
InfoSpace, Inc. 1                                      134,100         5,101,164
--------------------------------------------------------------------------------
Internet Security
Systems, Inc.                                           47,300           725,582
--------------------------------------------------------------------------------
Ivillage, Inc. 1                                         7,100            45,085
--------------------------------------------------------------------------------
j2 Global
Communications, Inc. 1                                  42,200         1,173,160
--------------------------------------------------------------------------------
Jupitermedia Corp. 1                                    51,300           726,408
--------------------------------------------------------------------------------
Keynote Systems, Inc. 1                                 10,000           137,500
--------------------------------------------------------------------------------
MarketWatch.com,
Inc. 1                                                  20,300           238,119
--------------------------------------------------------------------------------
MicroStrategy,
Inc., Cl. A 1                                           24,100         1,029,070
--------------------------------------------------------------------------------
Modem Media, Inc. 1                                     71,000           373,460
--------------------------------------------------------------------------------
National Information
Consortium, Inc. 1                                     120,500           863,985

                  39 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES Continued
S1 Corp. 1                                             310,700    $    3,088,358
--------------------------------------------------------------------------------
Salesforce.com, Inc. 1                                  88,600         1,423,802
--------------------------------------------------------------------------------
SeeBeyond
Technology Corp. 1                                     114,400           431,288
--------------------------------------------------------------------------------
Selectica, Inc. 1                                       55,800           265,050
--------------------------------------------------------------------------------
SonicWALL, Inc. 1                                      139,000         1,195,400
--------------------------------------------------------------------------------
United Online, Inc. 1                                  143,950         2,534,960
--------------------------------------------------------------------------------
ValueClick, Inc. 1                                     133,900         1,604,122
--------------------------------------------------------------------------------
Vitria Technology, Inc. 1                               29,744            91,344
--------------------------------------------------------------------------------
WebEx
Communications,
Inc. 1                                                 133,000         2,894,080
--------------------------------------------------------------------------------
Websense, Inc. 1                                       110,700         4,121,361
                                                                  --------------
                                                                      48,566,005

--------------------------------------------------------------------------------
IT SERVICES--1.7%
Acxiom Corp.                                           168,200         4,176,406
--------------------------------------------------------------------------------
American
Software, Inc.                                          22,300           135,807
--------------------------------------------------------------------------------
Answerthink, Inc. 1                                    133,600           765,528
--------------------------------------------------------------------------------
Aquantive, Inc. 1                                       33,200           328,016
--------------------------------------------------------------------------------
CheckFree Corp. 1                                       47,400         1,422,000
--------------------------------------------------------------------------------
Clark, Inc. 1                                            4,100            76,055
--------------------------------------------------------------------------------
CSG Systems
International, Inc. 1                                  307,000         6,354,900
--------------------------------------------------------------------------------
DigitalNet
Holdings, Inc. 1                                        17,600           357,808
--------------------------------------------------------------------------------
eFunds Corp.                                            12,500           218,750
--------------------------------------------------------------------------------
Euronet
Worldwide, Inc. 1                                      147,900         3,420,927
--------------------------------------------------------------------------------
Gartner, Inc., Cl. B 1                                  21,900           282,291
--------------------------------------------------------------------------------
Global Payments, Inc.                                    1,800            81,036
--------------------------------------------------------------------------------
Infocrossing, Inc. 1                                    21,700           292,950
--------------------------------------------------------------------------------
Information
Resources, Inc. 1                                       76,300           226,611
--------------------------------------------------------------------------------
infoUSA, Inc. 1                                        428,800         4,348,032
--------------------------------------------------------------------------------
Integral Systems, Inc.                                   1,300            20,904
--------------------------------------------------------------------------------
iPayment
Holdings, Inc. 1                                        14,100           578,100
--------------------------------------------------------------------------------
Lawson Software, Inc. 1                                340,171         2,408,411

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES CONTINUED
ManTech
International Corp. 1                                   72,200    $    1,355,194
--------------------------------------------------------------------------------
MPS Group, Inc. 1                                      220,000         2,666,400
--------------------------------------------------------------------------------
National
Processing, Inc. 1                                      49,600         1,426,000
--------------------------------------------------------------------------------
Perot Systems
Corp., Cl. A 1                                          27,400           363,598
--------------------------------------------------------------------------------
SS&C
Technologies, Inc.                                     140,050         2,618,935
--------------------------------------------------------------------------------
Startek, Inc.                                           24,200           866,360
--------------------------------------------------------------------------------
Syntel, Inc.                                            19,300           319,415
--------------------------------------------------------------------------------
Tier Technologies,
Inc., Cl. B 1                                           48,700           474,338
--------------------------------------------------------------------------------
Tyler
Technologies, Inc. 1                                   155,800         1,473,868
                                                                  --------------
                                                                      37,058,640
--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.1%
Metrologic
Instruments, Inc. 1                                     27,900           556,326
--------------------------------------------------------------------------------
TransAct
Technologies, Inc. 1                                    35,950         1,136,739
                                                                  --------------
                                                                       1,693,065

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.1%
ADE Corp. 1                                             53,700         1,160,457
--------------------------------------------------------------------------------
Alliance
Semiconductor Corp. 1                                   37,500           223,125
--------------------------------------------------------------------------------
ANADIGICS, Inc. 1                                      111,300           574,197
--------------------------------------------------------------------------------
Axcelis
Technologies, Inc. 1                                   227,500         2,830,100
--------------------------------------------------------------------------------
California Micro
Devices Corp. 1                                         35,600           410,468
--------------------------------------------------------------------------------
Cirrus Logic, Inc. 1                                   199,400         1,198,394
--------------------------------------------------------------------------------
Cree, Inc. 1                                           176,800         4,115,904
--------------------------------------------------------------------------------
Diodes, Inc. 1                                         102,504         2,428,320
--------------------------------------------------------------------------------
DSP Group, Inc. 1                                       51,900         1,413,756
--------------------------------------------------------------------------------
Entegris, Inc. 1                                        35,400           409,578
--------------------------------------------------------------------------------
Exar Corp. 1                                           226,500         3,320,490
--------------------------------------------------------------------------------
Fairchild
Semiconductor
International,
Inc., Cl. A 1                                           24,700           404,339

                  40 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Continued
Integrated Device
Technology, Inc. 1                                      79,800    $    1,104,432
--------------------------------------------------------------------------------
MEMC Electronic
Materials, Inc. 1                                      194,500         1,921,660
--------------------------------------------------------------------------------
Micrel, Inc. 1                                         301,900         3,668,085
--------------------------------------------------------------------------------
Microsemi Corp. 1                                      440,200         6,255,242
--------------------------------------------------------------------------------
Photronics, Inc.                                        27,900           528,426
--------------------------------------------------------------------------------
Pixelworks, Inc. 1                                     242,000         3,707,440
--------------------------------------------------------------------------------
PLX Technology, Inc. 1                                  65,100         1,123,626
--------------------------------------------------------------------------------
Semtech Corp. 1                                         37,000           870,980
--------------------------------------------------------------------------------
Silicon Image, Inc. 1                                  239,401         3,143,335
--------------------------------------------------------------------------------
Silicon Storage
Technology, Inc. 1                                     194,200         2,000,260
--------------------------------------------------------------------------------
Siliconix, Inc. 1                                        2,462           122,164
--------------------------------------------------------------------------------
Standard
Microsystems Corp. 1                                    12,700           296,164
--------------------------------------------------------------------------------
Supertex, Inc. 1                                         7,100           116,014
--------------------------------------------------------------------------------
Transmeta Corp. 1                                        9,550            20,915
--------------------------------------------------------------------------------
Transwitch Corp. 1                                     192,600           340,902
--------------------------------------------------------------------------------
Trident
Microsystems, Inc. 1                                     9,250           103,693
--------------------------------------------------------------------------------
Ultra Clean
Holdings, Inc. 1                                        52,200           381,060
--------------------------------------------------------------------------------
ZiLOG, Inc. 1                                           22,800           249,888
                                                                  --------------
                                                                      44,443,414

--------------------------------------------------------------------------------
SOFTWARE--4.1%
Activision, Inc. 1                                     127,050         2,020,095
--------------------------------------------------------------------------------
Actuate Corp. 1                                         69,400           274,130
--------------------------------------------------------------------------------
Ansoft Corp. 1                                          43,900           669,914
--------------------------------------------------------------------------------
Ansys, Inc. 1                                          127,000         5,969,000
--------------------------------------------------------------------------------
Aspen
Technology, Inc. 1                                      27,200           197,472
--------------------------------------------------------------------------------
Borland Software
Corp.                                                   32,500           275,925
--------------------------------------------------------------------------------
Captaris, Inc. 1                                        55,800           360,468
--------------------------------------------------------------------------------
Catapult
Communications
Corp. 1                                                 23,000           529,000
--------------------------------------------------------------------------------
CCC Information
Services Group, Inc. 1                                  19,600           329,084

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE CONTINUED
Compuware Corp. 1                                       85,700    $      565,620
--------------------------------------------------------------------------------
Entrust
Technologies, Inc. 1                                   490,900         2,209,050
--------------------------------------------------------------------------------
Epicor Software
Corp. 1                                                 14,700           206,535
--------------------------------------------------------------------------------
ePlus, inc. 1                                           26,900           286,485
--------------------------------------------------------------------------------
FactSet Research
Systems, Inc.                                          107,800         5,095,706
--------------------------------------------------------------------------------
FileNet Corp. 1                                        221,100         6,980,127
--------------------------------------------------------------------------------
Hyperion
Solutions Corp. 1                                       94,700         4,140,284
--------------------------------------------------------------------------------
InterVoice-Brite, Inc. 1                               166,600         1,910,902
--------------------------------------------------------------------------------
Kronos, Inc. 1                                          31,800         1,310,160
--------------------------------------------------------------------------------
Macromedia, Inc. 1                                     143,800         3,530,290
--------------------------------------------------------------------------------
Macrovision Corp. 1                                    120,700         3,021,121
--------------------------------------------------------------------------------
MICROS
Systems, Inc. 1                                          7,300           350,181
--------------------------------------------------------------------------------
Mobius
Management
Systems, Inc. 1                                        120,500           738,665
--------------------------------------------------------------------------------
MRO Software, Inc. 1                                    68,600           933,646
--------------------------------------------------------------------------------
MSC.Software Corp. 1                                     8,700            77,865
--------------------------------------------------------------------------------
OPNET
Technologies, Inc. 1                                    57,500           753,250
--------------------------------------------------------------------------------
Parametric
Technology Corp. 1                                     484,400         2,422,000
--------------------------------------------------------------------------------
Pegasystems, Inc. 1                                        300             2,625
--------------------------------------------------------------------------------
Pervasive
Software, Inc. 1                                         2,700            16,875
--------------------------------------------------------------------------------
Progress
Software Corp. 1                                       117,800         2,552,726
--------------------------------------------------------------------------------
Quality Systems,
Inc. 1                                                  63,200         3,102,488
--------------------------------------------------------------------------------
Quest Software, Inc. 1                                  22,100           285,090
--------------------------------------------------------------------------------
RSA Security, Inc. 1                                   316,300         6,474,661
--------------------------------------------------------------------------------
SoftBrands, Inc. 1                                      23,613            28,336
--------------------------------------------------------------------------------
Sonic Solutions, Inc. 1                                150,900         3,206,625
--------------------------------------------------------------------------------
Sybase, Inc. 1                                         189,500         3,411,000
--------------------------------------------------------------------------------
Synplicity, Inc. 1                                      14,000            83,986
--------------------------------------------------------------------------------
Take-Two
Interactive
Software, Inc. 1                                        11,800           361,552

                  41 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE Continued
THQ, Inc. 1                                            247,800    $    5,674,620
--------------------------------------------------------------------------------
TIBCO Software, Inc. 1                                 588,200         4,970,290
--------------------------------------------------------------------------------
Transaction Systems
Architects, Inc., Cl. A 1                              255,700         5,505,221
--------------------------------------------------------------------------------
Ulticom, Inc. 1                                        146,849         1,718,133
--------------------------------------------------------------------------------
Verity, Inc.                                             9,700           131,047
--------------------------------------------------------------------------------
Wind River
Systems, Inc. 1                                        533,700         6,276,312
                                                                  --------------
                                                                      88,958,562

--------------------------------------------------------------------------------
MATERIALS--5.0%
--------------------------------------------------------------------------------
CHEMICALS--1.7%
Airgas, Inc.                                           110,400         2,639,664
--------------------------------------------------------------------------------
American
Vanguard Corp.                                          25,350           855,056
--------------------------------------------------------------------------------
Cabot Corp.                                             71,500         2,910,050
--------------------------------------------------------------------------------
Compass Minerals
International, Inc.                                     32,200           624,036
--------------------------------------------------------------------------------
Cytec Industries, Inc.                                  76,600         3,481,470
--------------------------------------------------------------------------------
FMC Corp. 1                                            172,000         7,414,920
--------------------------------------------------------------------------------
Georgia Gulf Corp.                                     126,300         4,529,118
--------------------------------------------------------------------------------
Hawkins, Inc.                                           13,700           164,126
--------------------------------------------------------------------------------
Lubrizol Corp. (The)                                    20,600           754,372
--------------------------------------------------------------------------------
MacDermid, Inc.                                        103,700         3,510,245
--------------------------------------------------------------------------------
NOVA Chemicals
Corp.                                                   44,300         1,281,599
--------------------------------------------------------------------------------
Octel Corp.                                             27,900           734,607
--------------------------------------------------------------------------------
OM Group, Inc. 1                                       122,400         4,040,424
--------------------------------------------------------------------------------
PolyOne Corp. 1                                         15,400           114,576
--------------------------------------------------------------------------------
Schulman (A.), Inc.                                     41,700           896,133
--------------------------------------------------------------------------------
Stepan Co.                                              21,300           556,995
--------------------------------------------------------------------------------
Symyx
Technologies, Inc. 1                                    11,800           284,616
--------------------------------------------------------------------------------
Terra Industries, Inc. 1                               234,700         1,321,361
                                                                  --------------
                                                                      36,113,368

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.5%
AMCOL
International Corp.                                        300             5,685
--------------------------------------------------------------------------------
Ameron
International Corp.                                     21,100           720,143

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS CONTINUED
Eagle Materials, Inc.                                   67,000    $    4,758,340
--------------------------------------------------------------------------------
Florida Rock
Industries, Inc.                                        48,750         2,055,788
--------------------------------------------------------------------------------
Martin Marietta
Materials, Inc.                                         43,000         1,906,190
--------------------------------------------------------------------------------
Texas Industries, Inc.                                  32,800         1,350,376
                                                                  --------------
                                                                      10,796,522

--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.7%
AptarGroup, Inc.                                        19,000           830,110
--------------------------------------------------------------------------------
Crown Holdings, Inc. 1                                 344,100         3,430,677
--------------------------------------------------------------------------------
Graphic
Packaging Corp. 1                                       43,200           373,680
--------------------------------------------------------------------------------
Greif, Inc., Cl. A                                      22,600           954,850
--------------------------------------------------------------------------------
Longview Fibre Co.                                      24,100           354,993
--------------------------------------------------------------------------------
Myers
Industries, Inc.                                        33,900           477,990
--------------------------------------------------------------------------------
Owens-Illinois, Inc. 1                                 221,100         3,705,636
--------------------------------------------------------------------------------
Packaging
Dynamics Corp.                                          11,780           163,153
--------------------------------------------------------------------------------
Rock-Tenn Co., Cl. A                                    35,600           603,420
--------------------------------------------------------------------------------
Silgan Holdings, Inc.                                  125,000         5,038,750
                                                                  --------------
                                                                      15,933,259

--------------------------------------------------------------------------------
METALS & MINING--1.4%
AK Steel
Holding Corp. 1                                        457,400         2,410,498
--------------------------------------------------------------------------------
Amerigo
Resources Ltd. 1                                       279,600           381,628
--------------------------------------------------------------------------------
Brush Engineered
Materials, Inc. 1                                       40,000           756,000
--------------------------------------------------------------------------------
Carpenter
Technology Corp.                                       175,100         5,962,155
--------------------------------------------------------------------------------
Century
Aluminum Co. 1                                          39,300           974,247
--------------------------------------------------------------------------------
Commercial
Metals Co.                                               9,700           314,765
--------------------------------------------------------------------------------
Dynatec Corp. 1                                      1,276,100         1,313,457
--------------------------------------------------------------------------------
Goldcorp, Inc.                                          68,500           795,484
--------------------------------------------------------------------------------
Inmet Mining Corp. 1                                   136,200         1,879,321
--------------------------------------------------------------------------------
Meridian Gold, Inc. 1                                   38,700           498,200

                  42 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING Continued
Metal
Management, Inc. 1                                      45,900    $      909,279
--------------------------------------------------------------------------------
Metals USA, Inc. 1                                      26,100           466,668
--------------------------------------------------------------------------------
NN, Inc.                                                31,300           397,823
--------------------------------------------------------------------------------
Peabody Energy Corp.                                    58,400         3,269,816
--------------------------------------------------------------------------------
Roanoke Electric
Steel Corp.                                                800            10,880
--------------------------------------------------------------------------------
Schnitzer Steel
Industries, Inc.                                        31,200         1,059,552
--------------------------------------------------------------------------------
Southern Peru
Copper Corp.                                            53,400         2,207,022
--------------------------------------------------------------------------------
Steel
Technologies, Inc.                                      89,619         1,978,788
--------------------------------------------------------------------------------
Titanium Metals Corp. 1                                 10,500           971,775
--------------------------------------------------------------------------------
Westmoreland
Coal Co.                                                 4,600            89,470
--------------------------------------------------------------------------------
Wheaton River
Minerals Ltd. 1                                        383,900         1,070,883
--------------------------------------------------------------------------------
Worthington
Industries, Inc.                                       125,000         2,566,250
                                                                  --------------
                                                                      30,283,961

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.7%
Deltic Timber Corp.                                     13,400           514,560
--------------------------------------------------------------------------------
Glatfelter                                              10,700           150,656
--------------------------------------------------------------------------------
Louisiana-Pacific
Corp.                                                  337,800         7,988,970
--------------------------------------------------------------------------------
Potlatch Corp.                                         142,600         5,937,864
--------------------------------------------------------------------------------
Wausau-Mosinee
Paper Corp.                                             52,400           906,520
                                                                  --------------
                                                                      15,498,570

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.3%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
Alaska
Communications
Systems Group, Inc. 1                                    3,500            21,350
--------------------------------------------------------------------------------
AXXENT, Inc. 1,2                                       100,000                --
--------------------------------------------------------------------------------
CT
Communications,
Inc.                                                    41,500           624,575

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES CONTINUED
D&E
Communications,
Inc.                                                    10,400    $      139,568
--------------------------------------------------------------------------------
General
Communication,
Inc., Cl. A 1                                           96,900           769,386
--------------------------------------------------------------------------------
North Pittsburgh
Systems, Inc.                                           75,100         1,505,755
--------------------------------------------------------------------------------
Shenandoah
Telecommunications
Co.                                                      6,700           180,900
--------------------------------------------------------------------------------
Teleglobe
International
Holdings Ltd. 1                                         16,150            82,042
--------------------------------------------------------------------------------
Warwick Valley
Telephone Co.                                           12,500           265,625
                                                                  --------------
                                                                       3,589,201

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
AirGate PCS, Inc. 1                                      3,800            69,540
--------------------------------------------------------------------------------
Alamosa
Holdings, Inc. 1                                        87,000           639,450
--------------------------------------------------------------------------------
Arch Wireless,
Inc., Cl. A 1                                           22,200           632,478
--------------------------------------------------------------------------------
EMS
Technologies, Inc. 1                                     8,300           161,269
--------------------------------------------------------------------------------
Linktone Ltd., ADR 1                                    24,400           267,180
--------------------------------------------------------------------------------
Price
Communications
Corp.                                                   22,305           329,222
--------------------------------------------------------------------------------
UbiquiTel, Inc. 1                                      232,100           979,462
                                                                  --------------
                                                                       3,078,601

--------------------------------------------------------------------------------
UTILITIES--1.6%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.8%
Allegheny Energy, Inc. 1                                51,300           790,533
--------------------------------------------------------------------------------
Canadian Hydro
Developers, Inc. 1                                     406,000           802,461
--------------------------------------------------------------------------------
Central Vermont
Public Service Corp.                                     6,500           133,185
--------------------------------------------------------------------------------
CH Energy
Group, Inc.                                             67,800         3,148,632
--------------------------------------------------------------------------------
Duquesne Light
Holdings, Inc.                                          85,000         1,641,350

                  43 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRIC UTILITIES Continued
El Paso Electric Co. 1                                 126,100   $    1,946,984
--------------------------------------------------------------------------------
Green Mountain
Power Corp.                                             14,700          383,670
--------------------------------------------------------------------------------
IDACORP, Inc.                                           67,700        1,827,900
--------------------------------------------------------------------------------
MGE Energy, Inc.                                           200            6,526
--------------------------------------------------------------------------------
Northeast Utilities Co.                                 41,200          802,164
--------------------------------------------------------------------------------
PNM Resources, Inc.                                     71,200        1,478,824
--------------------------------------------------------------------------------
UIL Holdings Corp.                                      27,100        1,319,499
--------------------------------------------------------------------------------
Westar Energy, Inc.                                     78,200        1,556,962
                                                                 ---------------
                                                                     15,838,690

--------------------------------------------------------------------------------
GAS UTILITIES--0.7%
Chesapeake
Utilities Corp.                                         28,200          640,140
--------------------------------------------------------------------------------
Energen Corp.                                          139,400        6,689,790
--------------------------------------------------------------------------------
EnergySouth, Inc.                                        3,900          156,078
--------------------------------------------------------------------------------
Laclede Group,
Inc. (The)                                              73,700        2,020,117
--------------------------------------------------------------------------------
National Fuel
Gas Co.                                                 38,100          952,500
--------------------------------------------------------------------------------
New Jersey
Resources Corp.                                         47,600        1,979,208
--------------------------------------------------------------------------------
NUI CORP                                                12,300          179,580
--------------------------------------------------------------------------------
ONEOK, Inc.                                             41,600          914,784
--------------------------------------------------------------------------------
South Jersey
Industries, Inc.                                        13,600          598,400
--------------------------------------------------------------------------------
Southwest Gas Corp.                                     34,100          822,833
                                                                 ---------------
                                                                     14,953,430

--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.1%
Avista Corp.                                           147,300        2,713,266
                                                                 ---------------
Total Common Stocks
(Cost $1,693,158,661)                                             2,104,330,234

                                                                          VALUE
                                                         UNITS       SEE NOTE 1
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
Timco Aviation Services,
Inc. Wts., Exp. 2/28/071
(Cost $0)                                                3,661   $           --

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.0%
--------------------------------------------------------------------------------
Timco Aviation Services,
Inc., 8% Sub. Nts., 1/2/07 2,3
(Cost $1,381)                                      $     3,671            2,717

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--5.9%
--------------------------------------------------------------------------------

Undivided interest of 31.98% in joint
repurchase agreement (Principal Amount/
Value $400,357,000, with a maturity value
of $400,370,679) with Cantor Fitzgerald
& Co./Cantor Fitzgerald Securities,
1.23%, dated 6/30/04, to be
repurchased at $128,023,374
on 7/1/04, collateralized by U.S.
Treasury Bonds, 1.50%--8.125%,
7/31/05--8/15/21, with a value
of $338,098,960 and U.S.
Treasury Nts., 4.875%--6.75%,
5/15/05--2/15/12, with a
value of $70,754,600
(Cost $128,019,000)                                128,019,000      128,019,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,821,179,042)                                    103.3%   2,232,351,951
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                           (3.3)     (71,485,449)
                                                --------------------------------
NET ASSETS                                               100.0%  $2,160,866,502
                                                ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted. See Note 6 of
Notes to Financial Statements.

3. Interest or dividend is paid-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  44 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES  June 30, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------
Investments, at value (including securities loaned of approximately
$404,629,000) (cost $1,821,179,042)--see accompanying statement
of investments                                                                            $ 2,232,351,951
----------------------------------------------------------------------------------------------------------
Cash                                                                                            1,935,971
----------------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                              410,325,548
----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                               48,538,818
Shares of beneficial interest sold                                                              6,294,156
Interest and dividends                                                                          1,077,514
Other                                                                                              17,284
                                                                                          ----------------
Total assets                                                                                2,700,541,242

----------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                    410,325,548
----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                         124,039,167
Shares of beneficial interest redeemed                                                          3,263,383
Distribution and service plan fees                                                              1,259,172
Transfer and shareholder servicing agent fees                                                     458,638
Shareholder communications                                                                        197,884
Trustees' compensation                                                                             18,146
Other                                                                                             112,802
                                                                                          ----------------
Total liabilities                                                                             539,674,740

----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                $ 2,160,866,502
                                                                                          ================

----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                $       112,451
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                  1,640,081,188
----------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                (1,079,117)
----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                110,578,865
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                             411,173,115
                                                                                          ----------------
Net Assets                                                                                $ 2,160,866,502
                                                                                          ================

                  45 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,177,389,326 and 60,322,383 shares of beneficial interest outstanding)             $19.52
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                             $20.71
-------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $482,028,274
and 25,650,500 shares of beneficial interest outstanding)                            $18.79
-------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $402,056,178
and 21,360,419 shares of beneficial interest outstanding)                            $18.82
-------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $84,678,375
and 4,380,338 shares of beneficial interest outstanding)                             $19.33
-------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $14,714,349 and 737,806 shares of beneficial interest outstanding)         $19.94

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  46 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF OPERATIONS  For the Year Ended June 30, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $58,006)            $ 11,626,592
--------------------------------------------------------------------------------
Portfolio lending fees                                                1,155,964
--------------------------------------------------------------------------------
Interest                                                                310,941
                                                                   -------------
Total investment income                                              13,093,497

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      11,357,615
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               2,234,979
Class B                                                               4,321,806
Class C                                                               3,401,329
Class N                                                                 325,245
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               2,302,583
Class B                                                               1,392,313
Class C                                                                 829,133
Class N                                                                 289,879
Class Y                                                                   4,322
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 112,838
Class B                                                                 125,306
Class C                                                                  44,505
Class N                                                                   2,016
--------------------------------------------------------------------------------
Custodian fees and expenses                                              36,692
--------------------------------------------------------------------------------
Trustees' compensation                                                   34,712
--------------------------------------------------------------------------------
Other                                                                   103,799
                                                                   -------------
Total expenses                                                       26,919,072
Less reduction to custodian expenses                                     (8,518)
Less payments and waivers of expenses                                   (78,184)
                                                                   -------------
Net expenses                                                         26,832,370

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (13,738,873)

                  47 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------

Net realized gain on:
Investments                                                                  $ 266,561,733
Foreign currency transactions                                                      726,344
Net increase from payment by affiliate                                              21,974
                                                                             --------------
Net realized gain                                                              267,310,051
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                    169,170,667
Translation of assets and liabilities denominated in foreign currencies           (419,547)
                                                                             --------------
Net change in unrealized appreciation                                          168,751,120

-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 422,322,298
                                                                             ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  48 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JUNE 30,                                                                         2004                  2003
-----------------------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                              $   (13,738,873)      $    (9,090,919)
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                             267,310,051          (130,573,916)
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                168,751,120           138,671,116
                                                                                 --------------------------------------
Net increase (decrease) in net assets resulting from operations                      422,322,298              (993,719)

-----------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                              378,933,360            72,951,719
Class B                                                                               44,527,545            48,632,931
Class C                                                                               81,015,380            53,042,666
Class N                                                                               27,655,726            23,607,252
Class Y                                                                                4,356,492             5,090,458

-----------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Total increase                                                                       958,810,801           202,331,307
-----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                1,202,055,701           999,724,394
                                                                                 --------------------------------------
End of period (including accumulated net investment
loss of $1,079,117 and $56,970, respectively)                                    $ 2,160,866,502       $ 1,202,055,701
                                                                                 ======================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  49 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED JUNE 30                        2004             2003            2002            2001          2000 1
----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $     14.78       $    15.12      $    15.02      $    14.77      $    10.00
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                  (.10)            (.08)           (.08)           (.08)           (.06)
Net realized and unrealized gain (loss)              4.84             (.26)            .19            1.12            4.85
                                              ------------------------------------------------------------------------------
Total from investment operations                     4.74             (.34)            .11            1.04            4.79
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Distributions from net realized gain                   --               --            (.01)           (.79)           (.02)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $     19.52       $    14.78      $    15.12      $    15.02      $    14.77
                                              ==============================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  32.07%           (2.25)%          0.71%           7.66%          47.98%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)      $ 1,177,389       $  584,052      $  512,337      $  294,780      $  141,721
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $   904,397       $  490,057      $  386,221      $  205,916      $   75,295
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                 (0.42)%          (0.59)%         (0.50)%         (0.60)%         (0.82)%
Total expenses                                       1.17%            1.39%           1.37%           1.28%           1.50%
Expenses after payments and waivers
and reduction to custodian expenses                   N/A 4,5         1.36%            N/A 4           N/A 4           N/A 4
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               127%             117%            134%            181%            108%

1. For the period from August 2, 1999 (commencement of operations) to June 30,
2000.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  50 | OPPENHEIMER MAIN STREET SMALL CAP FUND

CLASS B    YEAR ENDED JUNE 30                        2004             2003             2002             2001         2000 1
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  14.35        $   14.79        $   14.80        $   14.68      $   10.00
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                  (.20)            (.14)            (.12)            (.14)          (.11)
Net realized and unrealized gain (loss)              4.64             (.30)             .12             1.05           4.81
                                                 ----------------------------------------------------------------------------
Total from investment operations                     4.44             (.44)              --              .91           4.70
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Distributions from net realized gain                   --               --             (.01)            (.79)          (.02)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  18.79        $   14.35        $   14.79        $   14.80      $   14.68
                                                 ============================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  30.94%           (2.98)%          (0.02)%           6.79%         47.08%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $482,028        $ 330,174        $ 285,102        $ 177,479      $  99,060
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $432,160        $ 268,057        $ 218,939        $ 128,350      $  51,951
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                 (1.26)%          (1.34)%          (1.25)%          (1.36)%        (1.53)%
Total expenses                                       2.01%            2.21%            2.12%            2.05%          2.21%
Expenses after payments and waivers
and reduction to custodian expenses                   N/A 4,5         2.11%             N/A 4            N/A 4          N/A 4
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               127%             117%             134%             181%           108%

1. For the period from August 2, 1999 (commencement of operations) to June 30,
2000.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  51 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C    YEAR ENDED JUNE 30                        2004             2003             2002            2001          2000 1
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  14.36        $   14.79        $   14.81        $  14.68       $   10.00
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                  (.17)            (.13)            (.10)           (.13)           (.10)
Net realized and unrealized gain (loss)              4.63             (.30)             .09            1.05            4.80
                                                 -----------------------------------------------------------------------------
Total from investment operations                     4.46             (.43)            (.01)            .92            4.70
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Distributions from net realized gain                   --               --             (.01)           (.79)           (.02)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  18.82        $   14.36        $   14.79        $  14.81       $   14.68
                                                 =============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  31.06%           (2.91)%          (0.09)%          6.86%          47.08%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $402,056        $ 238,717        $ 186,108        $ 89,814       $  43,695
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $340,201        $ 186,380        $ 127,393        $ 60,762       $  21,984
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                 (1.17)%          (1.30)%          (1.23)%         (1.36)%         (1.54)%
Total expenses                                       1.91% 4,5        2.07% 4          2.12% 4         2.05% 4         2.21% 4
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               127%             117%             134%            181%            108%

1. For the period from August 2, 1999 (commencement of operations) to June 30,
2000.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  52 | OPPENHEIMER MAIN STREET SMALL CAP FUND

CLASS N    YEAR ENDED JUNE 30                              2004              2003              2002            2001 1
-----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    14.69        $    15.05        $    15.00        $    13.53
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.14)             (.11)             (.12)             (.02)
Net realized and unrealized gain (loss)                    4.78              (.25)              .18              1.49
                                                     ------------------------------------------------------------------
Total from investment operations                           4.64              (.36)              .06              1.47
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                         --                --              (.01)               --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    19.33        $    14.69        $    15.05        $    15.00
                                                     ==================================================================

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        31.59%            (2.39)%            0.38%            10.87%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $   84,678        $   41,474        $   14,557        $      995
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $   65,107        $   24,417        $    5,924        $      445
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                       (0.77)%           (0.83)%           (0.66)%           (0.76)%
Total expenses                                             1.61%             1.64%             1.65%             1.59%
Expenses after payments and waivers
and reduction to custodian expenses                        1.52%             1.60%              N/A 4             N/A 4
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     127%              117%              134%              181%

1. For the period from March 1, 2001 (commencement of operations) to June 30,
2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  53 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y    YEAR ENDED JUNE 30                        2004            2003           2002           2001       2000 1
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  15.03        $  15.27       $  15.11       $  14.82     $  10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                  (.03)           (.07)          (.10)          (.05)        (.04)
Net realized and unrealized gain (loss)              4.94            (.17)           .27           1.13         4.88
                                                 ---------------------------------------------------------------------
Total from investment operations                     4.91            (.24)           .17           1.08         4.84
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Distributions from net realized gain                   --              --           (.01)          (.79)        (.02)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  19.94        $  15.03       $  15.27       $  15.11     $  14.82
                                                 =====================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  32.67%          (1.57)%         1.11%          7.90%       48.48%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 14,714        $  7,637       $  1,619       $      2     $      1
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 11,428        $  3,460       $    813       $      2     $      1
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                         0.06%           0.00%          0.01%         (0.23)%      (0.37)%
Total expenses                                       0.70%           0.79%          0.97%          0.89%        1.18%
Expenses after payments and waivers
and reduction to custodian expenses                   N/A 4           N/A 4         0.93%           N/A 4        N/A 4
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               127%            117%           134%           181%         108%

1. For the period from August 2, 1999 (commencement of operations) to June 30,
2000.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  54 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Small Cap Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities
(including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

                  55 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES Continued

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange.
Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the
Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

                  56 | OPPENHEIMER MAIN STREET SMALL CAP FUND

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
           UNDISTRIBUTED    UNDISTRIBUTED    ACCUMULATED     OTHER INVESTMENTS
           NET INVESTMENT       LONG-TERM           LOSS    FOR FEDERAL INCOME
           INCOME                    GAIN   CARRYFORWARD 1        TAX PURPOSES
           -------------------------------------------------------------------
           $--               $113,598,391            $--          $407,085,153

1. During the fiscal year ended June 30, 2004, the Fund utilized $70,002,232 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for June 30, 2004. Net assets of the
Fund were unaffected by the reclassifications.

                                                                 REDUCTION TO
                                             REDUCTION TO     ACCUMULATED NET
                 INCREASE TO PAID-IN      ACCUMULATED NET    REALIZED GAIN ON
                 CAPITAL                  INVESTMENT LOSS          INVESTMENTS 2
                 ---------------------------------------------------------------
                 $262,557                     $12,716,726          $12,979,283

2. $13,062,750, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

No distributions were paid during the years ended June 30, 2004 and June 30,
2003.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities     $1,825,267,004
                                                    ===============
                 Gross unrealized appreciation      $  429,416,346
                 Gross unrealized depreciation         (22,331,193)
                                                    ---------------
                 Net unrealized appreciation        $  407,085,153
                                                    ===============

                  57 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES Continued

TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund does purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                  58 | OPPENHEIMER MAIN STREET SMALL CAP FUND

--------------------------------------------------------------------------------

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                         YEAR ENDED JUNE 30, 2004              YEAR ENDED JUNE 30, 2003
                       SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------

CLASS A
Sold               32,939,499       $ 598,701,241        28,842,216       $ 373,711,631
Redeemed          (12,136,242)       (219,767,881)      (23,218,757)       (300,759,912)
                  ---------------------------------------------------------------------
Net increase       20,803,257       $ 378,933,360         5,623,459       $  72,951,719
                  =====================================================================

---------------------------------------------------------------------------------------
CLASS B
Sold                6,984,210       $ 120,455,940         9,370,965       $ 119,637,485
Redeemed           (4,345,520)        (75,928,395)       (5,642,090)        (71,004,554)
                  ---------------------------------------------------------------------
Net increase        2,638,690       $  44,527,545         3,728,875       $  48,632,931
                  =====================================================================

---------------------------------------------------------------------------------------
CLASS C
Sold                8,263,691       $ 143,367,935         8,888,859       $ 113,501,879
Redeemed           (3,529,199)        (62,352,555)       (4,846,737)        (60,459,213)
                  ---------------------------------------------------------------------
Net increase        4,734,492       $  81,015,380         4,042,122       $  53,042,666
                  =====================================================================

---------------------------------------------------------------------------------------
CLASS N
Sold                2,411,657       $  43,148,843         2,316,468       $  29,545,217
Redeemed             (855,151)        (15,493,117)         (459,607)         (5,937,965)
                  ---------------------------------------------------------------------
Net increase        1,556,506       $  27,655,726         1,856,861       $  23,607,252
                  =====================================================================

---------------------------------------------------------------------------------------
CLASS Y
Sold                  477,927       $   8,743,537           491,287       $   6,261,675
Redeemed             (248,379)         (4,387,045)          (89,058)         (1,171,217)
                  ---------------------------------------------------------------------
Net increase          229,548       $   4,356,492           402,229       $   5,090,458
                  =====================================================================

--------------------------------------------------------------------------------

3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2004, were
$2,697,938,742 and $2,187,267,462, respectively.

--------------------------------------------------------------------------------

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66%
of the next $200 million and 0.60% of average annual net assets in excess of
$800 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

                  59 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended June 30, 2004, the Fund paid
$4,601,748 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares.  It reimburses the  Distributor  for a portion of its costs incurred for services  provided to accounts that hold Class A shares.  Reimbursement  is made quarterly  at an annual rate of up to 0.25% of the average  annual net assets of
Class A shares of the Fund. The Distributor  currently uses all of those fees to pay dealers,  brokers,  banks and other  financial  institutions  quarterly  for providing  personal services and maintenance of accounts of their customers that hold Class A shares.  Any  unreimbursed  expenses  the  Distributor  incurs with respect to Class A shares in any fiscal year cannot be recovered  in  subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B shares and on Class C shares and 0.25% per year on Class N shares. The
Distributor also receives a service fee of up to 0.25% per year under each plan.
If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the
Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The
Distributor's aggregate uncompensated expenses under the plan at June 30, 2004 for Class B, Class C and Class N shares were $7,850,039, $4,289,234 and
$1,149,185, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

                  60 | OPPENHEIMER MAIN STREET SMALL CAP FUND

SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                       CLASS A         CLASS B         CLASS C         CLASS N
                       CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                     FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                 SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                   RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
 YEAR ENDED        DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
----------------------------------------------------------------------------------------------

 June 30, 2004      $1,170,448         $10,687        $669,259         $51,104         $87,171

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the
Manager paid the Fund $21,974, an amount equivalent to certain of such commissions incurred in prior years.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended June 30, 2004, OFS waived $5,541, $9,727, $4,002 and
$58,914 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------

5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of June 30, 2004, the Fund had no outstanding foreign currency contracts.

                  61 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. ILLIQUID OR RESTRICTED SECURITIES

As of June 30, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than
10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 2004 was $2,667,460, which represents 0.12% of the Fund's net assets, of which $1,114,613 is considered restricted. Information concerning restricted securities is as follows:

                                                       VALUATION
                           ACQUISITION                     AS OF      UNREALIZED
SECURITY                          DATE      COST   JUNE 30, 2004    APPRECIATION
--------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Esprit Exploration Ltd.         6/4/02  $784,403      $1,114,613        $330,210

--------------------------------------------------------------------------------

7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of June 30, 2004, the
Fund had on loan securities valued at approximately $404,629,000. Cash of
$410,325,548 was received as collateral for the loans, and has been invested in approved instruments.

                  62 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                         Appendix A

                  Industry Classifications

Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

                    Appendix B

  OppenheimerFunds Special Sales Charge Arrangements and
  -------------------------------------------------------
                          Waivers
                          -------

In certain cases, the initial sales charge that applies to
purchases of Class A shares2 of the Oppenheimer funds or
the contingent deferred sales charge that may apply to
Class A, Class B or Class C shares may be waived.3  That is
because of the economies of sales efforts realized by
OppenheimerFunds Distributor, Inc., (referred to in this
document as the "Distributor"), or by dealers or other
financial institutions that offer those shares to certain
classes of investors.

Not all waivers apply to all funds. For example, waivers
relating to Retirement Plans do not apply to Oppenheimer
municipal funds, because shares of those funds are not
available for purchase by or on behalf of retirement plans.
Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and
in the Prospectus and Statement of Additional Information
of the applicable Oppenheimer funds, the term "Retirement
Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k)
            of the Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans4
         4) Group Retirement Plans5
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"),
            including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the
applicability of a special arrangement or waiver in a
particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this
document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements
may be amended or terminated at any time by a particular
fund, the Distributor, and/or OppenheimerFunds, Inc.
(referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be
requested by the shareholder and/or dealer in the
redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges
                       in Certain Cases
------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are
Not Subject to Initial Sales Charge but May Be Subject to
the Class A Contingent Deferred Sales Charge (unless a
waiver applies).

      There is no initial sales charge on purchases of
Class A shares of any of the Oppenheimer funds in the cases
listed below. However, these purchases may be subject to
the Class A contingent deferred sales charge if redeemed
within 18 months (24 months in the case of Oppenheimer
Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their
purchase, as described in the Prospectus (unless a waiver
described elsewhere in this Appendix applies to the
redemption). Additionally, on shares purchased under these
waivers that are subject to the Class A contingent deferred
sales charge, the Distributor will pay the applicable
concession described in the Prospectus under "Class A
Contingent Deferred Sales Charge."6 This waiver provision
applies to:
|_|   Purchases of Class A shares aggregating $1 million or
         more.
|_|   Purchases of Class A shares by a Retirement Plan that
         was permitted to purchase such shares at net asset
         value but subject to a contingent deferred sales
         charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans)
         that: 1) bought shares costing $500,000 or more,
         2) had at the time of purchase 100 or more
         eligible employees or total plan assets of
         $500,000 or more, or 3) certified to the
         Distributor that it projects to have annual plan
         purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover
         IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered
            investment adviser that has made special
            arrangements with the Distributor for those
            purchases, or
         2) by a direct rollover of a distribution from a
            qualified Retirement Plan if the administrator
            of that Plan has made special arrangements with
            the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that
         have any of the following record-keeping
         arrangements:
         1) The record keeping is performed by Merrill
            Lynch Pierce Fenner & Smith, Inc. ("Merrill
            Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor
            signs the record-keeping service agreement with
            Merrill Lynch, the Plan must have $3 million or
            more of its assets invested in (a) mutual
            funds, other than those advised or managed by
            Merrill Lynch Investment Management, L.P.
            ("MLIM"), that are made available under a
            Service Agreement between Merrill Lynch and the
            mutual fund's principal underwriter or
            distributor, and  (b)  funds advised or managed
            by MLIM (the funds described in (a) and (b) are
            referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is
            performed on a daily valuation basis by a
            record keeper whose services are provided under
            a contract or arrangement between the
            Retirement Plan and Merrill Lynch. On the date
            the plan sponsor signs the record keeping
            service agreement with Merrill Lynch, the Plan
            must have $3 million or more of its assets
            (excluding assets invested in money market
            funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is
            handled under a service agreement with Merrill
            Lynch and on the date the plan sponsor signs
            that agreement, the Plan has 500 or more
            eligible employees (as determined by the
            Merrill Lynch plan conversion manager).

II.   Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges
for Certain Purchasers.

Class A shares purchased by the following investors are not
subject to any Class A sales charges (and no concessions
are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and
         employees (and their "immediate families") of the
         Fund, the Manager and its affiliates, and
         retirement plans established by them for their
         employees. The term "immediate family" refers to
         one's spouse, children, grandchildren,
         grandparents, parents, parents-in-law, brothers
         and sisters, sons- and daughters-in-law, a
         sibling's spouse, a spouse's siblings, aunts,
         uncles, nieces and nephews; relatives by virtue of
         a remarriage (step-children, step-parents, etc.)
         are included.
|_|   Registered management investment companies, or
         separate accounts of insurance companies having an
         agreement with the Manager or the Distributor for
         that purpose.
|_|   Dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees.
|_|   Employees and registered representatives (and their
         spouses) of dealers or brokers described above or
         financial institutions that have entered into
         sales arrangements with such dealers or brokers
         (and which are identified as such to the
         Distributor) or with the Distributor. The
         purchaser must certify to the Distributor at the
         time of purchase that the purchase is for the
         purchaser's own account (or for the benefit of
         such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment
         advisors that have entered into an agreement with
         the Distributor providing specifically for the use
         of shares of the Fund in particular investment
         products made available to their clients. Those
         clients may be charged a transaction fee by their
         dealer, broker, bank or advisor for the purchase
         or sale of Fund shares.
|_|   Investment advisors and financial planners who have
         entered into an agreement for this purpose with
         the Distributor and who charge an advisory,
         consulting or other fee for their services and buy
         shares for their own accounts or the accounts of
         their clients.
|_|   "Rabbi trusts" that buy shares for their own
         accounts, if the purchases are made through a
         broker or agent or other financial intermediary
         that has made special arrangements with the
         Distributor for those purchases.
|_|   Clients of investment advisors or financial planners
         (that have entered into an agreement for this
         purpose with the Distributor) who buy shares for
         their own accounts may also purchase shares
         without sales charge but only if their accounts
         are linked to a master account of their investment
         advisor or financial planner on the books and
         records of the broker, agent or financial
         intermediary with which the Distributor has made
         such special arrangements . Each of these
         investors may be charged a fee by the broker,
         agent or financial intermediary for purchasing
         shares.
|_|   Directors, trustees, officers or full-time employees
         of OpCap Advisors or its affiliates, their
         relatives or any trust, pension, profit sharing or
         other benefit plan which beneficially owns shares
         for those persons.
|_|   Accounts for which Oppenheimer Capital (or its
         successor) is the investment advisor (the
         Distributor must be advised of this arrangement)
         and persons who are directors or trustees of the
         company or trust which is the beneficial owner of
         such accounts.
|_|   A unit investment trust that has entered into an
         appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment
         advisers that have entered into an agreement with
         the Distributor to sell shares to defined
         contribution employee retirement plans for which
         the dealer, broker or investment adviser provides
         administration services.
|_|   Retirement Plans and deferred compensation plans and
         trusts used to fund those plans (including, for
         example, plans qualified or created under sections
         401(a), 401(k), 403(b) or 457 of the Internal
         Revenue Code), in each case if those purchases are
         made through a broker, agent or other financial
         intermediary that has made special arrangements
         with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former
         Quest for Value Advisors) whose Class B or Class C
         shares of a Former Quest for Value Fund were
         exchanged for Class A shares of that Fund due to
         the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
|_|   A qualified Retirement Plan that had agreed with the
         former Quest for Value Advisors to purchase shares
         of any of the Former Quest for Value Funds at net
         asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund
         clearinghouse, if that arrangement was consummated
         and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges
in Certain Transactions.

Class A shares issued or purchased in the following
transactions are not subject to sales charges (and no
concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as
         mergers, asset acquisitions and exchange offers,
         to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or
         other distributions reinvested from the Fund or
         other Oppenheimer funds (other than Oppenheimer
         Cash Reserves) or unit investment trusts for which
         reinvestment arrangements have been made with the
         Distributor.
|_|   Shares purchased by the reinvestment of loan
         repayments by a participant in a Retirement Plan
         for which the Manager or an affiliate acts as
         sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge
for Certain Redemptions.

The Class A contingent deferred sales charge is also waived
if shares that would otherwise be subject to the contingent
deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are
         limited annually to no more than 12% of the
         account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law
         or involuntary redemptions of small accounts
         (please refer to "Shareholder Account Rules and
         Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred
         compensation plans or other employee benefit plans
         for any of the following purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake
            of fact.
4)    Hardship withdrawals, as defined in the plan.7
         5) Under a Qualified Domestic Relations Order, as
            defined in the Internal Revenue Code, or, in
            the case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.8
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service
            distributions," if the redemption proceeds are
            rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by
         broker-dealers that have entered into a special
         agreement with the Distributor allowing this
         waiver.
|_|   For distributions from retirement plans that have $10
         million or more in plan assets and that have
         entered into a special agreement with the
         Distributor.
|_|   For distributions from retirement plans which are
         part of a retirement plan product or platform
         offered by certain banks, broker-dealers,
         financial advisors, insurance companies or record
         keepers which have entered into a special
         agreement with the Distributor.

III.  Waivers of Class B, Class C and Class N Sales Charges
                        of Oppenheimer Funds
---------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales
charges will not be applied to shares purchased in certain
types of transactions or redeemed in certain circumstances
described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales
charges will be waived for redemptions of shares in the
following cases:
|_|   Shares redeemed involuntarily, as described in
         "Shareholder Account Rules and Policies," in the
         applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans
         following the death or disability of the last
         surviving shareholder. The death or disability
         must have occurred after the account was
         established, and for disability you must provide
         evidence of a determination of disability by the
         Social Security Administration.
|_|   The contingent deferred sales charges are generally
         not waived following the death or disability of a
         grantor or trustee for a trust account. The
         contingent deferred sales charges will only be
         waived in the limited case of the death of the
         trustee of a grantor trust or revocable living
         trust for which the trustee is also the sole
         beneficiary. The death or disability must have
         occurred after the account was established, and
         for disability you must provide evidence of a
         determination of disability by the Social Security
         Administration.
|_|   Distributions from accounts for which the
         broker-dealer of record has entered into a special
         agreement with the Distributor allowing this
         waiver.
|_|   Redemptions of Class B shares held by Retirement
         Plans whose records are maintained on a daily
         valuation basis by Merrill Lynch or an independent
         record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S.
         Government Trust from accounts of clients of
         financial institutions that have entered into a
         special arrangement with the Distributor for this
         purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund
         in amounts of $1 million or more requested in
         writing by a Retirement Plan sponsor and submitted
         more than 12 months after the Retirement Plan's
         first purchase of Class C shares, if the
         redemption proceeds are invested to purchase Class
         N shares of one or more Oppenheimer funds.
|_|   Distributions9 from Retirement Plans or other
         employee benefit plans for any of the following
         purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established in an Oppenheimer fund.
         2) To return excess contributions made to a
            participant's account.
         3) To return contributions made due to a mistake
            of fact.
         4) To make hardship withdrawals, as defined in the
            plan.10
         5) To make distributions required under a
            Qualified Domestic Relations Order or, in the
            case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.11
         9) On account of the participant's separation from
            service.12
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) offered as an investment option in
            a Retirement Plan if the plan has made special
            arrangements with the Distributor.
         11)      Distributions made on account of a plan
            termination or "in-service" distributions, if
            the redemption proceeds are rolled over
            directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's
            account under an Automatic Withdrawal Plan
            after the participant reaches age 59 1/2, as long
            as the aggregate value of the distributions
            does not exceed 10% of the account's value,
            adjusted annually.
         13)      Redemptions of Class B shares under an
            Automatic Withdrawal Plan for an account other
            than a Retirement Plan, if the aggregate value
            of the redeemed shares does not exceed 10% of
            the account's value, adjusted annually.
         14)      For distributions from 401(k) plans
            sponsored by broker-dealers that have entered
            into a special arrangement with the Distributor
            allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under
         an Automatic Withdrawal Plan from an account other
         than a Retirement Plan if the aggregate value of
         the redeemed shares does not exceed 10% of the
         account's value annually.

B. Waivers for Shares Sold or Issued in Certain
Transactions.

The contingent deferred sales charge is also waived on
Class B and Class C shares sold or issued in the following
cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment
         companies or separate accounts of insurance
         companies having an agreement with the Manager or
         the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the
         Fund is a party.
|_|   Shares sold to present or former officers, directors,
         trustees or employees (and their "immediate
         families" as defined above in Section I.A.) of the
         Fund, the Manager and its affiliates and
         retirement plans established by them for their
         employees.
IV.

    Special Sales Charge Arrangements for Shareholders of
       Certain Oppenheimer Funds Who Were Shareholders of
                  Former Quest for Value Funds
-------------------------------------------------------------

The initial and contingent deferred sales charge rates and
waivers for Class A, Class B and Class C shares described
in the Prospectus or Statement of Additional Information of
the Oppenheimer funds are modified as described below for
certain persons who were shareholders of the former Quest
for Value Funds.  To be eligible, those persons must have
been shareholders on November 24, 1995, when
OppenheimerFunds, Inc. became the investment advisor to
those former Quest for Value Funds.  Those funds include:

   Oppenheimer Quest Value Fund, Inc.
   Oppenheimer Small Cap Value Fund
   Oppenheimer Quest Balanced Fund
   Oppenheimer Quest International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the
following funds when they merged (were reorganized) into
various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund
   Quest for Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund
   Quest for Value National Tax-Exempt Fund
   Quest for Value Global Income Fund
   Quest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this
Appendix as the "Former Quest for Value Funds."  The
waivers of initial and contingent deferred sales charges
described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange
         of shares of an Oppenheimer fund that was one of
         the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares
         of another Oppenheimer fund that were acquired
         pursuant to the merger of any of the Former Quest
         for Value Funds into that other Oppenheimer fund
         on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for
Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table
sets forth the initial sales charge rates for Class A
shares purchased by members of "Associations" formed for
any purpose other than the purchase of securities. The
rates in the table apply if that Association purchased
shares of any of the Former Quest for Value Funds or
received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------
      For purchases by Associations having 50 or more
eligible employees or members, there is no initial sales
charge on purchases of Class A shares, but those shares are
subject to the Class A contingent deferred sales charge
described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the
lower of either the sales charge rate in the table based on
the number of members of an Association, or the sales
charge rate that applies under the Right of Accumulation
described in the applicable fund's Prospectus and Statement
of Additional Information. Individuals who qualify under
this arrangement for reduced sales charge rates as members
of Associations also may purchase shares for their
individual or custodial accounts at these reduced sales
charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain
Shareholders.  Class A shares purchased by the following
investors are not subject to any Class A initial or
contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family
            of Funds on February 28, 1991 and who acquired
            shares of any of the Former Quest for Value
            Funds by merger of a portfolio of the AMA
            Family of Funds.
o     Shareholders who acquired shares of any Former Quest
            for Value Fund by merger of any of the
            portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions.  The Class A contingent deferred
sales charge will not apply to redemptions of Class A
shares purchased by the following investors who were
shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer
that is or was not permitted to receive a sales load or
redemption fee imposed on a shareholder with whom that
dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations
adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales
Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to
March 6, 1995.  In the following cases, the contingent
deferred sales charge will be waived for redemptions of
Class A, Class B or Class C shares of an Oppenheimer fund.
The shares must have been acquired by the merger of a
Former Quest for Value Fund into the fund or by exchange
from an Oppenheimer fund that was a Former Quest for Value
Fund or into which such fund merged. Those shares must have
been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan
            holding only either Class B or Class C shares
            if the annual withdrawal does not exceed 10% of
            the initial value of the account value,
            adjusted annually, and
o     liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum value
            of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or
After March 6, 1995 but Prior to November 24, 1995. In the
following cases, the contingent deferred sales charge will
be waived for redemptions of Class A, Class B or Class C
shares of an Oppenheimer fund. The shares must have been
acquired by the merger of a Former Quest for Value Fund
into the fund or by exchange from an Oppenheimer fund that
was a Former Quest For Value Fund or into which such Former
Quest for Value Fund merged. Those shares must have been
purchased on or after March 6, 1995, but prior to November
24, 1995:
o     redemptions following the death or disability of the
            shareholder(s) (as evidenced by a determination
            of total disability by the U.S. Social Security
            Administration);
o     withdrawals under an automatic withdrawal plan (but
            only for Class B or Class C shares) where the
            annual withdrawals do not exceed 10% of the
            initial value of the account value; adjusted
            annually, and
o     liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum
            account value.
      A shareholder's account will be credited with the
amount of any contingent deferred sales charge paid on the
redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds
are invested in the same Class of shares in that fund or
another Oppenheimer fund within 90 days after redemption.
V.    Special Sales Charge Arrangements for Shareholders of
      Certain Oppenheimer Funds Who Were Shareholders of
         Connecticut Mutual Investment Accounts, Inc.
---------------------------------------------------------

The initial and contingent deferred sale charge rates and
waivers for Class A and Class B shares described in the
respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this
section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders
who were shareholders of the following funds (referred to
as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser
to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut
   Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA
   LifeSpan Capital Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan
   Balanced Account
   Connecticut Mutual Growth Account         CMIA
   Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain
shareholders of a Fund and the other Former Connecticut
Mutual Funds are entitled to continue to make additional
purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A
contingent deferred sales charge that was in effect prior
to March 18, 1996 (the "prior Class A CDSC"). Under the
prior Class A CDSC, if any of those shares are redeemed
within one year of purchase, they will be assessed a 1%
contingent deferred sales charge on an amount equal to the
current market value or the original purchase price of the
shares sold, whichever is smaller (in such redemptions, any
shares not subject to the prior Class A CDSC will be
redeemed first).

      Those shareholders who are eligible for the prior
      Class A CDSC are:
         1) persons whose purchases of Class A shares of a
            Fund and other Former Connecticut Mutual Funds
            were $500,000 prior to March 18, 1996, as a
            result of direct purchases or purchases
            pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still
            hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a
            Statement of Intention entered into prior to
            March 18, 1996, with the former general
            distributor of the Former Connecticut Mutual
            Funds to purchase shares valued at $500,000 or
            more over a 13-month period entitled those
            persons to purchase shares at net asset value
            without being subject to the Class A initial
            sales charge

      Any of the Class A shares of a Fund and the other
Former Connecticut Mutual Funds that were purchased at net
asset value prior to March 18, 1996, remain subject to the
prior Class A CDSC, or if any additional shares are
purchased by those shareholders at net asset value pursuant
to this arrangement they will be subject to the prior Class
A CDSC.

|X|

      Class A Sales Charge Waivers. Additional Class A
shares of a Fund may be purchased without a sales charge,
by a person who was in one (or more) of the categories
below and acquired Class A shares prior to March 18, 1996,
and still holds Class A shares:
         1) any purchaser, provided the total initial
            amount invested in the Fund or any one or more
            of the Former Connecticut Mutual Funds totaled
            $500,000 or more, including investments made
            pursuant to the Combined Purchases, Statement
            of Intention and Rights of Accumulation
            features available at the time of the initial
            purchase and such investment is still held in
            one or more of the Former Connecticut Mutual
            Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided
            that the total initial amount invested by the
            plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled
            $500,000 or more;
         3) Directors of the Fund or any one or more of the
            Former Connecticut Mutual Funds and members of
            their immediate families;
         4) employee benefit plans sponsored by Connecticut
            Mutual Financial Services, L.L.C. ("CMFS"), the
            prior distributor of the Former Connecticut
            Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least
            1,000 persons (and persons who are retirees
            from such group) engaged in a common business,
            profession, civic or charitable endeavor or
            other activity, and the spouses and minor
            dependent children of such persons, pursuant to
            a marketing program between CMFS and such
            group; and
         6) an institution acting as a fiduciary on behalf
            of an individual or individuals, if such
            institution was directly compensated by the
            individual(s) for recommending the purchase of
            the shares of the Fund or any one or more of
            the Former Connecticut Mutual Funds, provided
            the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and
(2) above may be subject to the Class A CDSC of the Former
Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be
purchased without a sales charge by any holder of a
variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable
surrender charge period and which was used to fund a
qualified plan, if that holder exchanges the variable
annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge
Waivers.

In addition to the waivers set forth in the Prospectus and
in this Appendix, above, the contingent deferred sales
charge will be waived for redemptions of Class A and Class
B shares of a Fund and exchanges of Class A or Class B
shares of a Fund into Class A or Class B shares of a Former
Connecticut Mutual Fund provided that the Class A or Class
B shares of the Fund to be redeemed or exchanged were (i)
acquired prior to March 18, 1996 or (ii) were acquired by
exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such
Former Connecticut Mutual Fund must have been purchased
prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in
      Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to
      participants or beneficiaries from retirement plans
      qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans
      created under Section 457 of the Code, or other
      employee benefit plans;
4)    as tax-free returns of excess contributions to such
      retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold
      to any state, county, or city, or any
      instrumentality, department, authority, or agency
      thereof, that is prohibited by applicable investment
      laws from paying a sales charge or concession in
      connection with the purchase of shares of any
      registered investment management company;
   6) in connection with the redemption of shares of the
      Fund due to a combination with another investment
      company by virtue of a merger, acquisition or similar
      reorganization transaction;
   7) in connection with the Fund's right to involuntarily
      redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A
      shares and Class B shares in certain retirement plan
      accounts pursuant to an Automatic Withdrawal Plan but
      limited to no more than 12% of the original value
      annually; or
   9) as involuntary redemptions of shares by operation of
      law, or under procedures set forth in the Fund's
      Articles of Incorporation, or as adopted by the Board
      of Directors of the Fund.

VI.    Special Reduced Sales Charge for Former Shareholders
                  of Advance America Funds, Inc.
------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals,
Oppenheimer U.S. Government Trust, Oppenheimer Strategic
Income Fund and Oppenheimer Capital Income Fund who
acquired (and still hold) shares of those funds as a result
of the reorganization of series of Advance America Funds,
Inc. into those Oppenheimer funds on October 18, 1991, and
who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer
funds at a maximum sales charge rate of 4.50%.

VII.   Sales Charge Waivers on Purchases of Class M Shares
            of Oppenheimer Convertible Securities Fund
------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the
"Fund" in this section) may sell Class M shares at net
asset value without any initial sales charge to the classes
of investors listed below who, prior to March 11, 1996,
owned shares of the Fund's then-existing Class A and were
permitted to purchase those shares at net asset value
without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and
         employees (and their "immediate families" as
         defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its
         affiliates, and retirement plans established by
         them or the prior investment advisor of the Fund
         for their employees,
|_|   registered management investment companies or
         separate accounts of insurance companies that had
         an agreement with the Fund's prior investment
         advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees,
|_|   employees and registered representatives (and their
         spouses) of dealers or brokers described in the
         preceding section or financial institutions that
         have entered into sales arrangements with those
         dealers or brokers (and whose identity is made
         known to the Distributor) or with the Distributor,
         but only if the purchaser certifies to the
         Distributor at the time of purchase that the
         purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors
         that had entered into an agreement with the
         Distributor or the prior distributor of the Fund
         specifically providing for the use of Class M
         shares of the Fund in specific investment products
         made available to their clients, and
|_|   dealers, brokers or registered investment advisors
         that had entered into an agreement with the
         Distributor or prior distributor of the Fund's
         shares to sell shares to defined contribution
         employee retirement plans for which the dealer,
         broker, or investment advisor provides
         administrative services.
      .

Oppenheimer Main Street Small Cap Fund(R)

Internet Website:
      WWW.OPPENHEIMERFUNDS.COM
      ------------------------

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP(225.5677)

Custodian Bank
      JPMorgan Chase Bank
      4 Chase Metro Tech Center
      Brooklyn, New York, 11245

Independent Registered Public Accounting Firm
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Trustees
      Mayer, Brown, Rowe & Maw LLP
      1675 Broadway
      New York, New York 10019
1234

PX847.001.0804

--------
1 In accordance with Rule 12b-1 of the Investment Company
Act, the term "Independent Trustees/Director" in this
Statement of Additional Information refers to those
Trustees who are not "interested persons" of the Fund and
who do not have any direct or indirect financial interest
in the operation of the distribution plan or any agreement
under the plan.
2 Certain waivers also apply to Class M shares of
Oppenheimer Convertible Securities Fund.
3 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to
contingent deferred sales charges mean the Fund's Early
Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
4 An "employee benefit plan" means any plan or arrangement,
whether or not it is "qualified" under the Internal Revenue
Code, under which Class N shares of an Oppenheimer fund or
funds are purchased by a fiduciary or other administrator
for the account of participants who are employees of a
single employer or of affiliated employers. These may
include, for example, medical savings accounts, payroll
deduction plans or similar plans. The fund accounts must be
registered in the name of the fiduciary or administrator
purchasing the shares for the benefit of participants in
the plan.
5 The term "Group Retirement Plan" means any qualified or
non-qualified retirement plan for employees of a
corporation or sole proprietorship, members and employees
of a partnership or association or other organized group of
persons (the members of which may include other groups), if
the group has made special arrangements with the
Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase
shares of an Oppenheimer fund or funds through a single
investment dealer, broker or other financial institution
designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than
plans for public school employees. The term "Group
Retirement Plan" also includes qualified retirement plans
and non-qualified deferred compensation plans and IRAs that
purchase shares of an Oppenheimer fund or funds through a
single investment dealer, broker or other financial
institution that has made special arrangements with the
Distributor.
6 However, that concession will not be paid on purchases of
shares in amounts of $1 million or more (including any
right of accumulation) by a Retirement Plan that pays for
the purchase with the redemption proceeds of Class C shares
of one or more Oppenheimer funds held by the Plan for more
than one year.
7 This provision does not apply to IRAs.
8 This provision only applies to qualified retirement plans
and 403(b)(7) custodial plans after your separation from
service in or after the year you reached age 55.
9 The distribution must be requested prior to Plan
termination or the elimination of the Oppenheimer funds as
an investment option under the Plan.
10 This provision does not apply to IRAs.
11 This provision does not apply to loans from 403(b)(7)
custodial plans and loans from the
OppenheimerFunds-sponsored Single K retirement plan.
12 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.